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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-7736
Janus Aspen Series
(Exact name of registrant as specified in charter)
151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)
Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 12/31
Date of reporting period: 6/30/09

Item 1 — Reports to Shareholders

2009 Semiannual Report
Janus Aspen Series

Janus Aspen Balanced Portfolio

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Schedule of Investments	19
Notes to Financial Statements	21
Additional Information	34
Explanations of Charts, Tables and Financial Statements	35

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was June 30, 2009. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2009 to June 30, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  June 30, 2009  1

Janus Aspen Balanced Portfolio (unaudited)

Portfolio Snapshot
The portfolio combines the growth potential of stocks with the balance of bonds.

Marc Pinto
co-portfolio manager

Gibson Smith
co-portfolio manager

Performance Overview

Janus Aspen Balanced Portfolio’s Institutional Shares and Service Shares returned 8.75% and 8.60%, respectively, for the six-month period ended June 30, 2009, compared with a 2.38% return by the Balanced Index, an internally-calculated secondary benchmark. During the period, the Balanced Index was composed of a 55% weighting in the S&P 500® Index, the Portfolio’s primary benchmark, and a 45% weighting in the Barclays Capital U.S. Government/Credit Bond Index, the Portfolio’s other secondary benchmark, which returned 3.16% and 0.55%, respectively.

Economic Overview

Equity markets began 2009 sharply lower, hitting the low point for the period in March as worries over the depth and length of the recession and uncertainty over the health of the financial system gave investors a reason to shy away from risk. No region or sector was untouched by the decline, which left some U.S. indices at 12-year lows. Signs that the economy may be stabilizing and that the financial crisis may be in the past, provided fuel for a sharp rebound during April and May. In June, the rally paused somewhat as investors digested mixed data on the economy, which included rising unemployment, weak housing and some improvement in manufacturing. The net effects on the markets were slight gains for broad domestic indices over the six-month period. Mid-cap indices significantly outperformed small caps and large caps, which performed similarly. Growth-style indices posted strong gains, while value indices recorded losses for the period across the market capitalization spectrum. Commodities generally performed strongly led by copper and crude oil, although natural gas was sharply lower in the period.

In the fixed income market, the flight-to-quality trade that was strongly evident in the second half of 2008 finally eased in January, as evidenced by a significant drop in high-yield corporate spreads relative to Treasuries and long-term government bond yields rebounded from historic lows reached in December. The trend of gravitating towards risk that started in the first quarter continued strongly in the second quarter until near the end, when a back-up in Treasury yields appears to cool appetites for riskier credits. High-yield bonds were easily the best performing segment during the period, as spreads tightened 717 basis points (bps) from historic highs last year, as indices posted gains over 30% (prices move inversely to yield). Investment grade corporate spreads also tightened 249 bps during the period to lift indices over 6%. Long-term government bonds were easily the worst performing segment (down over 11%), as the Treasury yield widened across all maturities but were widest at the long end.

Portfolio Comments

We increased our equity weighting from 38% at the beginning of the period to 52.4% as of quarter end, but we were still underweight relative to the Balanced Index (55%). This weighting contributed to performance until March when the equity markets began to rally and outpace fixed income. The equity allocation significantly outperformed the S&P 500® Index led by our holdings in consumer staples and our underweight and security selection in financials. In addition our industrial holdings were significant contributors as well. Detractors included our holdings in consumer discretionary and healthcare.

Our fixed income sleeve also significantly outperformed the Barclays Capital U.S. Government/Credit Bond Index thanks to security selection and a significant overweight in credits and a significant underweight in Treasuries. Our positioning on the short end of the Treasury yield curve also contributed to performance. Detractors included yield-curve positioning in government agency debt and non-index exposure to agency mortgage-backed securities (MBS), which we later reduced to zero. Within fixed income, we reduced our exposure in MBS to zero after spreads relative to Treasuries tightened due to the U.S. Federal Reserve’s (Fed) buying of these securities. Spreads later spiked as the market became concerned the Fed would ease its purchases.

Our equity sector positioning was relatively neutral to the index at period end, as we have brought our financials weighting to near even with the index after we were significantly underweight last year. We added a new holding in a financial services firm and added to our position in a securities exchange company based in part on our belief the capital markets will continue to rebound.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

2  Janus Aspen Series  June 30, 2009

(unaudited)

Equity holdings that contributed to returns

Anheuser-Busch InBev, a global brewer, continued to rally significantly as the market has become more comfortable with the company’s financial position following InBev’s acquisition of Anheuser-Busch last year. A series of asset sales and equity and bond offerings as well as cash the business is generating has eased investor concerns. We believe management will continue to execute. Investment bank/brokerage firm Morgan Stanley bounced off a depressed valuation from the fourth quarter, as investors viewed it as a survivor of the credit crisis. We believe Morgan Stanley will gain market share and that its balance sheet at period end was sound. While the firm’s trading profits have not been as strong as Goldman Sachs’, its businesses are attractive in our view.

Equity holdings that detracted from returns

ConocoPhillips, an integrated energy company, traded down after the company took a major write-down on assets and suspended share repurchases although it did maintain its dividend. We decided to exit our position, as part of our original thesis was based on the company continuing its share buy-back program. MGM Mirage also weighed on results as investors were worried about the casino company’s ability to address financing issues regarding its City Center project in Las Vegas. The uncertainty caused us to exit the position, but after the company secured financing and issued new equity to remove the risk of bankruptcy, we re-established a position. The stock was higher prior to our purchase and subsequently traded lower. Despite this move lower, we believe the company is well positioned to benefit when consumer spending rebounds.

Fixed income holdings that contributed to returns

As with the our equity position, our credit position in Anheuser-Busch InBev rallied as management continued to deliver on its pledge to sell assets and pay down debt it incurred when InBev acquired Anheuser-Busch last year. Consistent with our philosophy, we favor the company’s bonds due to its free cash generation potential, cost reduction efforts and management’s commitment to paying down debt. Citigroup was among those credits that rallied during the period. We invested in the bank’s subordinated debt based on the government’s pledge that it would not let the bank fail and therefore would support its capital structure.

Fixed income holdings that detracted from returns

Our position in Bank of America was a top detractor. We believe the bank will emerge stronger from the present dislocation in the financials sector, but our senior holdings underperformed subordinated debt. The government has indicated that it will stand behind Bank of America, which gives us confidence the bank will survive and eventually prosper. We also believe the bank will create synergies with its acquisition of Merrill Lynch last year. Our holdings in JP Morgan Chase’s senior debt did not perform as well as its subordinated debt. We consider JP Morgan to be the leader in the banking sector and that its CEO, Jamie Dimon, is the best leader in the industry. The bank has maintained strong returns on capital and it has been disciplined in managing its balance sheet.

Outlook

We believe the equity market’s recovery since mid-March has largely discounted gross domestic product improvement for the third and fourth quarters. We are starting to see some stabilization in housing as well as other generally improved economic numbers off a depressed based. In addition, fiscal and monetary stimuli are starting to have some impact on the economy. However, unemployment remains a negative, and the consumer is focused more on saving than spending. While it is too early to expect a recovery and we are cautious on the economy, we view signs of stabilization as a reason for some optimism. We continue to focus on researching companies with superior business models that we believe will perform well regardless of the market environment. Our analysts continue to identify what we think are attractive companies selling at reasonable valuations.

In fixed income, we have witnessed a significant reversion from the historical spread widening that occurred during the latter half of 2008. This tightening led to risk-taking in all markets and outperformance of riskier assets. As bottom-up investors, our meetings with management teams and company visits indicate to us there has been some economic stability, but companies are not seeing improvement in end demand. The question is when will the substantial liquidity provided by governments and central banks be withdrawn, so we are watching the Treasury market and the dollar as cues as to what will happen.

We are now at a stage where individual security selection in the credit market is likely going to drive returns. We believe detailed credit analysis, which is what we emphasize, will identify the great companies that are still cheap in this market

Janus Aspen Series  June 30, 2009  3

Janus Aspen Balanced Portfolio (unaudited)

from bad companies that are going to go bankrupt. We believe in our ability to add value with individual credit selection, but we are being very cautious as to how and when we add risk to the portfolio. In terms of credit selection, our focus is on companies that have considerable assets, strong cash-flow generation potential and whose managements are focused on debt reduction.

Thank you for investing in Janus Aspen Balanced Portfolio.

Janus Aspen Balanced Portfolio At A Glance

5 Top Performers – Equity Holdings

Contribution

Anheuser-Busch InBev N.V.	2.27%
Morgan Stanley	1.39%
Apple, Inc.	1.33%
Goldman Sachs Group, Inc.	1.23%
Credit Suisse Group A.G. (ADR)	1.16%

5 Bottom Performers – Equity Holdings

Contribution

MGM Mirage	-1.00%
ConocoPhillips	-0.51%
Roche Holding A.G.	-0.47%
Gilead Sciences, Inc.	-0.27%
Nintendo Co., Ltd.	-0.26%

5 Top Performers – Sectors*

	Portfolio	Portfolio Weighting	S&P 500®
	Contribution	(Average % of Equity)	Index Weighting

Information Technology	5.22%	17.45%	17.45%
Financials	4.01%	7.89%	11.72%
Consumer Staples	3.61%	22.00%	12.55%
Industrials	1.05%	9.85%	10.26%
Materials	0.61%	3.94%	3.22%

5 Bottom Performers – Sectors*

	Portfolio	Portfolio Weighting	S&P 500®
	Contribution	(Average % of Equity)	Index Weighting

Health Care	-0.43%	20.08%	14.78%
Consumer Discretionary	-0.13%	8.12%	8.73%
Utilities	0.00%	0.00%	4.21%
Telecommunication Services	0.05%	0.10%	3.74%
Energy	0.12%	10.56%	13.33%

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4  Janus Aspen Series  June 30, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2009

Reckitt Benckiser Group PLC Soap and Cleaning Preparations	2.0%
Anheuser-Busch InBev N.V. Brewery	1.9%
EnCana Corp. (U.S. Shares) Oil Companies – Exploration and Production	1.9%
Philip Morris International, Inc. Tobacco	1.8%
Morgan Stanley Finance – Investment Bankers/Brokers	1.7%

9.3%

Asset Allocation – (% of Net Assets)
As of June 30, 2009

Emerging markets comprised 1.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2009

As of December 31, 2008

Janus Aspen Series  June 30, 2009  5

Janus Aspen Balanced Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2009						Expense Ratios – for the fiscal year ended December 31, 2008
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Balanced Portfolio

Institutional Shares	8.75%	–6.29%	5.19%	3.97%	9.59%	0.57%

Service Shares	8.60%	–6.52%	4.92%	3.79%	9.47%	0.82%

S&P 500® Index	3.16%	–26.21%	–2.24%	–2.22%	6.45%

Barclays Capital U.S. Government/Credit Bond Index	0.55%	5.26%	4.80%	5.95%	5.85%

Balanced Index	2.38%	–12.60%	1.18%	1.75%	6.51%

Lipper Quartile – Institutional Shares	–	1st	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Mixed-Asset Target Allocation Moderate Funds	–	3/185	2/78	6/47	1/17

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

6  Janus Aspen Series  June 30, 2009

(unaudited)

The Portfolio’s performance may be affected by risks that include those associated with non-investment grade debt securities and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Portfolio assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Portfolio owns.

Portfolios that invest in bonds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond portfolios. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Portfolio and selling of bonds within the Portfolio by the portfolio managers.

The Portfolio invests in mortgage-backed securities.  Mortgage-backed securities are subject to prepayment risk (early payoff of mortgages during periods of declining interest rates) and extension risk (extending the duration of mortgage-backed securities during periods of rising interest rates). These risks may increase the volatility of these securities and affect total returns.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/09)	(6/30/09)	(1/1/09-6/30/09)†

Actual	$1,000.00	$1,087.50	$2.95

Hypothetical (5% return before expenses)	$1,000.00	$1,021.97	$2.86

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/09)	(6/30/09)	(1/1/09-6/30/09)†

Actual	$1,000.00	$1,085.50	$4.24

Hypothetical (5% return before expenses)	$1,000.00	$1,020.73	$4.11

†	Expenses are equal to the annualized expense ratio of 0.57% for Institutional Shares and 0.82% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus Aspen Series  June 30, 2009  7

Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2009

Shares or Principal Amount		Value

Common Stock – 52.4%
Aerospace and Defense – 1.3%
811,480	BAE Systems PLC*,**	$4,529,178
104,815	Boeing Co.	4,454,638
433,675	Empresa Brasileira de Aeronautica S.A. (ADR)	7,181,657
62,920	Northrop Grumman Corp.	2,874,186
		19,039,659
Agricultural Chemicals – 1.6%
99,990	Monsanto Co.	7,433,257
352,239	Syngenta A.G. (ADR)**	16,386,158
		23,819,415
Applications Software – 0.6%
111,890	Citrix Systems, Inc.*	3,568,172
246,555	Microsoft Corp.	5,860,612
		9,428,784
Athletic Footwear – 0.7%
210,910	NIKE, Inc. – Class B	10,920,920
Brewery – 1.9%
789,238	Anheuser-Busch InBev N.V.**	28,569,411
784,368	Anheuser-Busch InBev N.V. – VVPR Strip*,**	3,301
		28,572,712
Cable Television – 0.5%
296,040	DIRECTV Group, Inc.*	7,315,148
Casino Hotels – 1.2%
756,766	Crown, Ltd.	4,408,797
554,130	MGM Mirage*	3,540,891
291,765	Wynn Resorts, Ltd.*	10,299,305
		18,248,993
Cellular Telecommunications – 0.3%
197,285	Vodafone Group PLC**	3,845,085
Commercial Services – Finance – 0.2%
171,730	Western Union Co.	2,816,372
Computers – 3.3%
165,375	Apple, Inc.*	23,554,361
101,030	International Business Machines Corp.	10,549,553
194,205	Research In Motion, Ltd. (U.S. Shares)*	13,798,265
		47,902,179
Cosmetics and Toiletries – 0.9%
186,650	Colgate-Palmolive Co.	13,203,621
Diversified Operations – 1.5%
1,364,670	China Merchants Holdings International Co., Ltd.	3,923,662
263,445	Danaher Corp.	16,265,094
2,899,640	Melco International Development, Ltd.	1,582,969
		21,771,725
E-Commerce/Services – 0.4%
345,735	eBay, Inc.*	5,922,441
136,735	Liberty Media Corp. – Interactive – Class A*	685,042
		6,607,483
Electric Products – Miscellaneous – 0.3%
158,300	Emerson Electric Co.	5,128,920
Electronic Components – Semiconductors – 0.4%
79,590	Broadcom Corp. – Class A*	1,973,036
168,070	Microchip Technology, Inc.	3,789,979
		5,763,015
Electronic Connectors – 0.6%
267,675	Amphenol Corp. – Class A	8,469,237
Enterprise Software/Services – 1.6%
1,099,185	Oracle Corp.	23,544,543
Fiduciary Banks – 0.2%
41,579	Northern Trust Corp.	2,231,961
Finance – Investment Bankers/Brokers – 4.6%
168,145	Charles Schwab Corp.	2,949,263
429,055	Credit Suisse Group A.G. (ADR)**	19,620,685
134,640	Goldman Sachs Group, Inc.	19,851,322
876,565	Morgan Stanley	24,990,867
		67,412,137
Finance – Other Services – 0.6%
342,070	NYSE Euronext	9,321,408
Food – Miscellaneous/Diversified – 1.4%
527,032	Nestle S.A.**	19,895,374
Hotels and Motels – 1.0%
664,807	Starwood Hotels & Resorts Worldwide Inc.	14,758,715
Industrial Gases – 0.5%
94,805	Praxair, Inc.	6,737,791
Medical – Biomedical and Genetic – 2.1%
137,735	Celgene Corp.*	6,589,242
73,900	Genzyme Corp.*	4,114,013
411,247	Gilead Sciences, Inc.*	19,262,810
56,600	OSI Pharmaceuticals, Inc.*	1,597,818
		31,563,883
Medical – Drugs – 3.8%
119,515	Abbott Laboratories	5,621,986
1,067,485	Bristol-Myers Squibb Co.	21,680,619
215,935	Merck & Co., Inc.	6,037,543
168,336	Roche Holding A.G.**	22,907,173
		56,247,321
Medical – HMO – 1.5%
889,550	UnitedHealth Group, Inc.	22,220,959
Medical Products – 2.8%
424,905	Baxter International, Inc.	22,502,969
303,095	Covidien, Ltd.**	11,347,877
118,005	Johnson & Johnson	6,702,684
		40,553,530
Networking Products – 0.2%
191,655	Cisco Systems, Inc.*	3,572,449
Oil and Gas Drilling – 0.4%
86,370	Transocean, Ltd.*,**	6,416,427
Oil Companies – Exploration and Production – 2.6%
569,085	EnCana Corp. (U.S. Shares)	28,152,635
143,095	Occidental Petroleum Corp.	9,417,082
		37,569,717

See Notes to Schedule of Investments and Financial Statements.

8  Janus Aspen Series  June 30, 2009

Schedule of Investments (unaudited)

As of June 30, 2009

Shares or Principal Amount		Value

Oil Companies – Integrated – 1.8%
326,315	Hess Corp.	$17,539,431
272,410	Petroleo Brasileiro S.A.	9,087,598
		26,627,029
Optical Supplies – 0.2%
29,060	Alcon, Inc. (U.S. Shares)**	3,374,447
Power Converters and Power Supply Equipment – 0.3%
206,235	Suntech Power Holdings Co., Ltd. (ADR)*	3,683,357
Retail – Apparel and Shoe – 0.5%
1,434,755	Esprit Holdings, Ltd.	7,988,857
Retail – Consumer Electronics – 0.4%
105,035	Yamada Denki Co., Ltd.**	6,103,589
Retail – Drug Store – 1.4%
643,000	CVS Caremark Corp.	20,492,410
Retail – Jewelry – 0.1%
58,175	Tiffany & Co.	1,475,318
Soap and Cleaning Preparations – 2.0%
636,522	Reckitt Benckiser Group PLC**	29,005,510
Telecommunication Equipment – Fiber Optics – 0.9%
806,196	Corning, Inc.	12,947,508
Television – 0.3%
561,955	CBS Corp. – Class B	3,888,729
Tobacco – 2.3%
438,535	Altria Group, Inc.	7,187,589
595,870	Philip Morris International, Inc.	25,991,849
		33,179,438
Toys – 0.5%
29,200	Nintendo Co., Ltd.**	8,037,212
Transportation – Railroad – 1.6%
360,501	Canadian National Railway Co. (U.S. Shares)	15,487,123
156,789	Union Pacific Corp.	8,162,435
		23,649,558
Wireless Equipment – 1.1%
359,205	QUALCOMM, Inc.	16,236,066

Total Common Stock (cost $721,198,498)		771,588,511

Corporate Bonds – 36.3%
Advertising Services – 0.2%
$625,000	WPP Finance UK, 5.8750%, 6/15/14**	583,468
1,983,000	WPP Finance UK, 8.0000%, 9/15/14**	2,013,792
		2,597,260
Aerospace and Defense – 0.3%
2,400,000	BAE Systems PLC 4.9500%, 6/1/14 (144A)§	2,412,348
2,120,000	BAE Systems PLC 6.3750%, 6/1/19 (144A)§	2,167,471
		4,579,819
Agricultural Chemicals – 0.7%
$2,295,000	Mosaic Co., 7.6250%, 12/1/16 (144A)	2,326,556
3,395,000	Potash Corp of Saskatchewan Inc. 5.2500%, 5/15/14	3,503,616
3,560,000	Potash Corp of Saskatchewan Inc. 6.5000%, 5/15/19	3,835,972
		9,666,144
Agricultural Operations – 0%
580,000	Bunge, Ltd. Finance Corp. 8.5000%, 6/15/19	606,478
Appliances – 0.1%
1,100,000	Whirlpool Corp., 8.0000%, 5/1/12	1,138,473
Beverages – Non-Alcoholic – 0.6%
4,210,000	Dr. Pepper Snapple Group, Inc. 6.1200%, 5/1/13	4,358,369
1,545,000	Dr. Pepper Snapple Group, Inc. 6.8200%, 5/1/18	1,633,862
770,000	Dr. Pepper Snapple Group, Inc. 7.4500%, 5/1/38	816,550
1,445,000	PepsiCo, Inc., 3.7500%, 3/1/14	1,474,040
		8,282,821
Beverages – Wine and Spirits – 0.2%
2,775,000	Brown-Forman Corp., 5.0000%, 2/1/14	2,859,341
Brewery – 1.4%
5,240,000	Anheuser-Busch InBev Worldwide, Inc. 7.2000%, 1/15/14 (144A)	5,633,639
6,995,000	Anheuser-Busch InBev Worldwide, Inc. 7.7500%, 1/15/19 (144A)	7,650,124
5,985,000	Anheuser-Busch InBev Worldwide, Inc. 8.2000%, 1/15/39 (144A)	6,665,333
		19,949,096
Building – Residential and Commercial – 0.2%
2,170,000	MDC Holdings, Inc., 5.3750%, 12/15/14	2,038,980
1,495,000	Toll Brothers Finance Corp. 5.9500%, 9/15/13	1,403,585
		3,442,565
Building Products – Cement and Aggregate – 0.2%
845,000	CRH America, Inc., 5.6250%, 9/30/11	829,332
1,575,000	CRH America, Inc., 6.9500%, 3/15/12	1,582,626
1,220,000	Martin Marietta Materials, Inc. 6.6000%, 4/15/18	1,159,898
		3,571,856
Cable Television – 1.4%
3,160,000	Comcast Corp., 6.3000%, 11/15/17	3,344,446
2,325,000	Comcast Corp., 5.7000%, 5/15/18	2,337,492
2,110,000	COX Communications, Inc. 6.2500%, 6/1/18 (144A)	2,085,798
3,110,000	COX Communications, Inc. 9.3750%, 1/15/19 (144A)	3,744,851
1,680,000	Mediacom LLC / Mediacom Capital Corp., 7.8750%, 2/15/11	1,638,000
3,075,000	Time Warner Cable, Inc. 6.7500%, 7/1/18	3,202,825
765,000	Time Warner Cable, Inc. 8.7500%, 2/14/19	891,181
1,480,000	Time Warner Cable, Inc. 8.2500%, 4/1/19	1,679,233

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2009  9

Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2009

Shares or Principal Amount		Value

Cable Television – (continued)
$2,220,000	Time Warner Cable, Inc. 6.7500%, 6/15/39	$2,160,706
		21,084,532
Casino Hotels – 0.1%
1,515,000	Ameristar Casinos, Inc. 9.2500%, 6/1/14 (144A)	1,545,300
Casino Services – 0.3%
3,715,000	International Game Technology 7.5000%, 6/15/19	3,748,361
Cellular Telecommunications – 0.4%
2,295,000	Verizon Wireless Capital LLC 5.2500%, 2/1/12 (144A)	2,420,447
2,695,000	Verizon Wireless Capital LLC 7.3750%, 11/15/13 (144A)	3,014,379
		5,434,826
Chemicals – Diversified – 0.4%
3,550,000	Dow Chemical Co., 8.5500%, 5/15/19	3,556,319
1,730,000	E.I. du Pont de Nemours & Co. 5.0000%, 7/15/13	1,819,320
		5,375,639
Commercial Banks – 1.7%
7,540,000	American Express Bank FSB 5.5000%, 4/16/13	7,399,521
2,945,000	Barclays Bank PLC, 6.7500%, 5/22/19**	2,920,769
2,990,000	BB&T Corp., 5.7000%, 4/30/14	3,054,082
2,990,000	BB&T Corp., 6.8500%, 4/30/19	3,109,492
3,645,000	Credit Suisse New York 5.0000%, 5/15/13**	3,726,367
5,340,000	Credit Suisse New York 5.5000%, 5/1/14**	5,547,940
		25,758,171
Commercial Services – Finance – 0.3%
3,480,000	Western Union Co., 6.5000%, 2/26/14	3,714,225
Computers – 0.1%
1,336,000	Hewlett-Packard Co., 2.2500%, 5/27/11	1,340,069
670,000	Hewlett-Packard Co., 2.9500%, 8/15/12	674,954
		2,015,023
Consulting Services – 0%
570,000	FTI Consulting Inc., 7.7500%, 10/1/16	544,350
Consumer Products – Miscellaneous – 0.1%
950,000	Clorox Co., 5.0000%, 3/1/13	987,290
Containers – Paper and Plastic – 0.1%
970,000	Graphic Packaging International, Inc. 9.5000%, 8/15/13	926,350
Cosmetics and Toiletries – 0.2%
1,075,000	Estee Lauder Cos., Inc. 7.7500%, 11/1/13	1,219,234
2,100,000	Procter & Gamble Co. 4.6000%, 1/15/14	2,208,532
		3,427,766
Data Processing and Management – 0.1%
1,740,000	Fiserv, Inc., 6.8000%, 11/20/17	1,759,702
Dialysis Centers – 0.2%
3,830,000	DaVita, Inc., 6.6250%, 3/15/13	3,609,775
Diversified Financial Services – 0.6%
$5,550,000	American Express Travel Related Services Co Inc., 5.2500%, 11/21/11 (144A)	5,516,872
1,660,000	General Electric Capital Corp. 4.8000%, 5/1/13	1,661,808
2,230,000	General Electric Capital Corp. 5.9000%, 5/13/14	2,276,074
		9,454,754
Diversified Minerals – 0.6%
1,345,000	Teck Resources, Ltd. 7.0000%, 9/15/12	1,328,188
5,380,000	Teck Resources, Ltd. 9.7500%, 5/15/14 (144A)	5,568,300
1,415,000	Teck Resources, Ltd. 5.3750%, 10/1/15	1,202,750
		8,099,238
Diversified Operations – 2.5%
1,590,000	Eaton Corp., 4.9000%, 5/15/13	1,599,841
1,505,000	Goldman Sachs Group, Inc. 5.4500%, 11/1/12	1,556,155
1,500,000	Goldman Sachs Group, Inc. 6.2500%, 9/1/17	1,484,141
3,225,000	Goldman Sachs Group, Inc. 7.5000%, 2/15/19	3,453,239
870,000	Honeywell International, Inc. 3.8750%, 2/15/14	888,959
7,065,000	ITT Corp., 4.9000%, 5/1/14	7,016,689
7,880,000	JPMorgan Chase & Co. 6.0000%, 1/15/18	7,828,046
1,025,000	Kansas City Southern Railway 13.0000%, 12/15/13	1,127,500
1,385,000	Morgan Stanley, 6.7500%, 4/15/11	1,450,882
6,023,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12**	5,914,730
1,425,000	Tyco Electronics Group S.A. 5.9500%, 1/15/14**	1,330,769
2,005,000	Tyco Electronics Group S.A. 6.5500%, 10/1/17**	1,820,392
3,760,000	Tyco Electronics Group S.A. 7.1250%, 10/1/37**	3,046,619
		38,517,962
Electric – Generation – 0.2%
2,265,000	Allegheny Energy Supply Co. LLC 8.2500%, 4/15/12 (144A)	2,356,717
920,000	Edison Mission Energy 7.0000%, 5/15/17	706,100
		3,062,817
Electric – Integrated – 0.8%
3,780,000	CMS Energy Corp., 6.3000%, 2/1/12	3,666,025
1,740,000	Pacific Gas & Electric Co. 4.2000%, 3/1/11	1,795,536
2,010,000	PPL Energy Supply LLC 5.7000%, 10/15/15	2,028,671
4,030,000	Virginia Electric and Power Co. 5.1000%, 11/30/12	4,258,444
		11,748,676

See Notes to Schedule of Investments and Financial Statements.

10  Janus Aspen Series  June 30, 2009

Schedule of Investments (unaudited)

As of June 30, 2009

Shares or Principal Amount		Value

Electronic Components – Semiconductors – 0.3%
$4,065,000	National Semiconductor Corp. 6.1500%, 6/15/12	$3,967,863
365,000	National Semiconductor Corp. 6.6000%, 6/15/17	319,240
		4,287,103
Electronics – Military – 0.1%
1,930,000	L-3 Communications Corp. 7.6250%, 6/15/12	1,934,825
Enterprise Software/Services – 0.3%
3,827,000	BMC Software, Inc., 7.2500%, 6/1/18	3,896,831
Fiduciary Banks – 0.2%
3,545,000	Northern Trust Corp., 4.6250%, 5/1/14	3,642,870
Finance – Auto Loans – 0.5%
4,225,000	Ford Motor Credit Co. LLC 7.3750%, 2/1/11	3,824,787
2,190,000	Ford Motor Credit Co. LLC 7.2500%, 10/25/11	1,894,214
1,915,000	Ford Motor Credit Co. LLC 8.0000%, 6/1/14	1,549,461
		7,268,462
Finance – Credit Card – 0.1%
1,680,000	American Express Co., 7.0000%, 3/19/18	1,631,344
Finance – Investment Bankers/Brokers – 3.3%
5,415,000	Bank of America Corp. 7.3750%, 5/15/14	5,593,782
1,500,000	Bank of America Corp. 5.4200%, 3/15/17	1,245,663
5,580,000	Charles Schwab Corp., 4.9500%, 6/1/14	5,675,837
4,535,000	Citigroup, Inc., 5.6250%, 8/27/12	4,245,821
3,675,000	Citigroup, Inc., 5.3000%, 10/17/12	3,544,751
4,230,000	GMAC LLC, 6.8750%, 9/15/11 (144A)	3,701,250
2,660,000	Goldman Sachs Group, Inc. 6.0000%, 5/1/14	2,776,136
9,110,000	Jefferies Group, Inc., 8.5000%, 7/15/19	9,036,864
2,445,000	JPMorgan Chase & Co. 6.3000%, 4/23/19	2,459,240
1,685,000	Lazard Group LLC, 6.8500%, 6/15/17	1,547,937
1,200,000	Morgan Stanley, 5.2500%, 11/2/12	1,217,534
6,905,000	Morgan Stanley, 4.7500%, 4/1/14	6,522,393
1,890,000	Morgan Stanley, 6.6250%, 4/1/18	1,884,152
		49,451,360
Finance – Other Services – 0.3%
4,400,000	CME Group, Inc., 5.7500%, 2/15/14	4,692,235
Food – Meat Products – 0.3%
1,920,000	Tyson Foods, Inc., convertible 3.2500%, 10/15/13	1,936,800
1,900,000	Smithfield Foods, Inc., 7.0000%, 8/1/11	1,805,000
		3,741,800
Food – Miscellaneous/Diversified – 1.0%
1,545,000	Chiquita Brands International convertible, 4.2500%, 8/15/16	1,085,363
4,965,000	Del Monte Corp., 8.6250%, 12/15/12	5,027,062
1,961,000	General Mills, Inc., 5.2500%, 8/15/13	2,071,193
860,000	Kellogg Co., 4.2500%, 3/6/13	885,319
1,740,000	Kraft Foods, Inc., 6.7500%, 2/19/14	1,908,380
$3,090,000	Kraft Foods, Inc., 6.1250%, 2/1/18	3,194,822
		14,172,139
Food – Retail – 1.3%
3,330,000	Delhaize Group, 5.8750%, 2/1/14**	3,418,874
1,050,000	Kroger Co., 7.5000%, 1/15/14	1,174,919
4,750,000	Kroger Co., 6.4000%, 8/15/17	5,035,855
2,510,000	Safeway, Inc., 6.2500%, 3/15/14	2,693,591
5,370,000	SUPERVALU, Inc., 7.5000%, 11/15/14	5,155,199
3,020,000	SUPERVALU, Inc., 8.0000%, 5/1/16	2,929,400
		20,407,838
Hotels and Motels – 0.3%
2,595,000	Marriott International Inc. 4.6250%, 6/15/12	2,583,299
1,190,000	Marriott International Inc. 5.6250%, 2/15/13	1,174,810
830,000	Starwood Hotels & Resorts Worldwide, Inc., 7.8750%, 10/15/14	780,200
		4,538,309
Independent Power Producer – 0.6%
3,770,000	NRG Energy, Inc., 8.5000%, 6/15/19	3,652,188
3,775,000	Reliant Energy, Inc., 7.6250%, 6/15/14	3,454,125
2,380,000	Reliant Energy, Inc., 7.8750%, 6/15/17	2,130,100
		9,236,413
Investment Management and Advisory Services – 0.3%
3,715,000	Ameriprise Financial, Inc. 7.3000%, 6/28/19	3,801,593
Medical – Biomedical and Genetic – 0.3%
2,255,000	Bio-Rad Laboratories, Inc. 6.1250%, 12/15/14	2,052,050
2,115,000	Bio-Rad Laboratories, Inc. 8.0000%, 9/15/16 (144A)	2,093,850
		4,145,900
Medical – Drugs – 0.4%
3,685,000	Merck & Co, Inc., 5.0000%, 6/30/19	3,731,173
1,795,000	Pfizer, Inc., 5.3500%, 3/15/15	1,928,907
		5,660,080
Medical – Hospitals – 0.7%
1,820,000	CHS/Community Health Systems, Inc. 8.8750%, 7/15/15	1,783,600
1,915,000	HCA, Inc., 8.7500%, 9/1/10	1,919,788
5,060,000	HCA, Inc., 9.2500%, 11/15/16	4,984,100
1,810,000	HCA, Inc., 8.5000%, 4/15/19 (144A)	1,773,800
		10,461,288
Medical – Wholesale Drug Distributors – 0.3%
1,890,000	McKesson Corp., 6.5000%, 2/15/14	2,016,477
1,640,000	McKesson Corp., 7.5000%, 2/15/19	1,846,886
		3,863,363
Medical Instruments – 0.2%
1,775,000	Beckman Coulter, Inc., 6.0000%, 6/1/15	1,859,606
740,000	Beckman Coulter, Inc., 7.0000%, 6/1/19	782,105
		2,641,711

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2009  11

Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2009

Shares or Principal Amount		Value

Medical Labs and Testing Services – 0.9%
$1,475,000	Laboratory Corp. of America Holdings 5.6250%, 12/15/15	$1,374,988
5,890,000	Roche Holdings, Inc. 4.5000%, 3/1/12 (144A)	6,192,127
3,535,000	Roche Holdings, Inc. 6.0000%, 3/1/19 (144A)	3,769,303
1,650,000	Roche Holdings, Inc. 7.0000%, 3/1/39 (144A)	1,912,895
		13,249,313
Medical Products – 0.4%
1,500,000	Baxter International, Inc. 4.0000%, 3/1/14	1,515,173
3,580,000	Hospira, Inc., 6.4000%, 5/15/15	3,768,508
		5,283,681
Multi-Line Insurance – 0.5%
2,975,000	MetLife, Inc., 6.7500%, 6/1/16	3,028,714
3,485,000	MetLife Inc., 7.7170%, 2/15/19	3,727,685
		6,756,399
Non-Hazardous Waste Disposal – 0.3%
4,030,000	Allied Waste North America, Inc. 7.1250%, 5/15/16	4,050,150
Office Automation and Equipment – 0.3%
620,000	Xerox Corp., 5.6500%, 5/15/13	612,404
3,370,000	Xerox Corp., 8.2500%, 5/15/14	3,504,338
		4,116,742
Oil – Field Services – 0.1%
1,660,000	Weatherford International, Ltd. 9.6250%, 3/1/19**	1,952,836
Oil and Gas Drilling – 0.2%
2,280,000	Nabors Industries, Ltd. 9.2500%, 1/15/19 (144A)	2,628,788
Oil Companies – Exploration and Production – 0.7%
295,000	Anadarko Petroleum Corp. 5.7500%, 6/15/14	299,922
3,820,000	Anadarko Petroleum Corp. 5.9500%, 9/15/16	3,768,904
450,000	Anadarko Petroleum Corp. 6.9500%, 6/15/19	454,140
4,335,000	Forest Oil Corp., 8.0000%, 12/15/11	4,313,324
420,000	Newfield Exploration Co. 7.6250%, 3/1/11	421,050
735,000	Talisman Energy, Inc., 7.7500%, 6/1/19	814,229
		10,071,569
Oil Refining and Marketing – 0%
300,000	Frontier Oil Corp., 8.5000%, 9/15/16	302,250
Pharmacy Services – 0.7%
4,730,000	Express Scripts, Inc., 5.2500%, 6/15/12	4,886,818
4,045,000	Express Scripts, Inc., 6.2500%, 6/15/14	4,280,047
435,000	Express Scripts, Inc., 7.2500%, 6/15/19	479,694
		9,646,559
Pipelines – 1.3%
820,000	El Paso Corp., 12.0000%, 12/12/13	902,000
1,620,000	El Paso Corp., 8.2500%, 2/15/16	1,575,450
775,000	El Paso Corp., 7.0000%, 6/15/17	705,834
2,640,000	Enterprise Products Operating LLC 4.6000%, 8/1/12	2,658,058
$1,136,000	Kinder Morgan Energy Partners L.P. 5.9500%, 2/15/18	1,112,010
4,420,000	Kinder Morgan Energy Partners L.P. 6.9500%, 1/15/38	4,281,614
5,910,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	5,067,824
1,045,000	Plains All American Pipeline L.P. 8.7500%, 5/1/19	1,185,813
885,000	Tennessee Gas Pipeline Co. 8.0000%, 2/1/16	927,038
		18,415,641
Reinsurance – 0.7%
6,870,000	Berkshire Hathaway Finance Corp. 4.0000%, 4/15/12 (144A)	7,100,090
3,530,000	Berkshire Hathaway Finance Corp. 5.0000%, 8/15/13	3,703,263
		10,803,353
Resorts and Theme Parks – 0.1%
1,065,000	Vail Resorts, Inc., 6.7500%, 2/15/14	1,027,725
Retail – Apparel and Shoe – 0.6%
550,000	Limited Brands, Inc. 6.1250%, 12/1/12	528,098
2,195,000	Limited Brands, Inc. 6.9000%, 7/15/17	1,899,351
1,795,000	Limited Brands, Inc. 8.5000%, 6/15/19 (144A)	1,719,770
2,475,000	Limited Brands, Inc. 7.6000%, 7/15/37	1,757,446
2,880,000	Nordstrom, Inc., 6.7500%, 6/1/14	2,993,794
		8,898,459
Retail – Auto Parts – 0.3%
4,520,000	AutoZone, Inc., 5.7500%, 1/15/15	4,508,659
Retail – Discount – 0.1%
1,315,000	Wal-Mart Stores, Inc., 3.2000%, 5/15/14	1,304,213
Retail – Office Supplies – 0.1%
1,700,000	Staples, Inc., 7.7500%, 4/1/11	1,797,750
Retail – Propane Distribution – 0.1%
1,665,000	Amerigas Partners L.P., 7.2500%, 5/20/15	1,560,938
Retail – Regional Department Stores – 0.6%
1,920,000	J.C. Penny Corp., Inc., 7.4000%, 4/1/37	1,515,274
2,140,000	Macy’s Retail Holdings, Inc. 5.8750%, 1/15/13	1,874,848
4,460,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	3,792,083
2,275,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	1,853,411
		9,035,616
Retail – Restaurants – 0.2%
2,965,000	Darden Restaurants Inc. 5.6250%, 10/15/12	3,006,916
Rubber – Tires – 0.2%
3,517,000	Goodyear Tire & Rubber Co. 5.0100%, 12/1/09	3,481,830
Schools – 0.1%
1,070,000	Duke University, 4.2000%, 4/1/14	1,100,495

See Notes to Schedule of Investments and Financial Statements.

12  Janus Aspen Series  June 30, 2009

Schedule of Investments (unaudited)

As of June 30, 2009

Shares or Principal Amount		Value

Special Purpose Entity – 0.2%
$1,455,000	Petroplus Finance, Ltd. 6.7500%, 5/1/14 (144A)	$1,251,300
2,558,000	Petroplus Finance, Ltd. 7.0000%, 5/1/17 (144A)	2,123,140
		3,374,440
Steel – Producers – 1.2%
2,205,000	ArcelorMittal, 5.3750%, 6/1/13**	2,111,920
3,530,000	ArcelorMittal, 9.0000%, 2/15/15**	3,722,078
2,745,000	ArcelorMittal, 6.1250%, 6/1/18**	2,401,875
3,530,000	ArcelorMittal, 9.8500%, 6/1/19**	3,809,618
3,310,000	Reliance Steel & Aluminum, Co. 6.2000%, 11/15/16	2,684,523
3,718,000	Steel Dynamics, Inc. 8.2500%, 4/15/16 (144A)	3,504,215
		18,234,229
Super-Regional Banks – 0.6%
1,880,000	Bank of America Corp., 5.6500%, 5/1/18	1,661,226
2,295,000	Capital One Financial Corp. 7.3750%, 5/23/14	2,366,559
1,950,000	National City Corp., 6.8750%, 5/15/19	1,870,972
1,500,000	Wachovia Corp., 5.7500%, 2/1/18	1,473,159
1,060,000	Wells Fargo & Co., 5.6250%, 12/11/17	1,043,393
		8,415,309
Telecommunication Equipment – 0.1%
1,040,000	Harris Corp., 6.3750%, 6/15/19	1,097,493
Television – 0.4%
1,770,000	CBS Corp., 6.6250%, 5/15/11	1,791,729
3,570,000	CBS Corp., 8.2000%, 5/15/14	3,660,885
745,000	CBS Corp., 8.8750%, 5/15/19	726,084
		6,178,698
Transportation – Railroad – 0.2%
1,445,000	Canadian National Railway Co. 4.2500%, 8/1/09	1,448,065
1,340,647	CSX Corp., 8.3750%, 10/15/14	1,477,339
		2,925,404
Wireless Equipment – 0.3%
4,700,000	American Tower Corp. 7.2500%, 5/15/19 (144A)	4,547,250

Total Corporate Bonds (cost $517,425,430)		534,756,779

Preferred Stock – 0.4%
Food – Miscellaneous/Diversified – 0.1%
10	H.J. Heinz Finance Co. (144A)	940,000
Metal – Copper – 0.3%
56,295	Freeport-McMoRan Copper & Gold, Inc. convertible	4,471,512

Total Preferred Stock (cost $3,887,030)		5,411,512

U.S. Government Agencies – 1.4%
	Fannie Mae:
$11,683,000	2.8750%, 10/12/10	12,002,378
735,000	5.3750%, 6/12/17	820,042
		12,822,420
	Freddie Mac:
4,703,000	2.8750%, 11/23/10	4,835,959
$2,115,000	3.8750%, 6/29/11	2,222,446
		7,058,405

Total U.S. Government Agencies (cost $19,406,849)		19,880,825

U.S. Treasury Notes/Bonds – 8.4%
20,000,000	1.3750%, 2/15/12	19,982,820
245,000	1.8750%, 6/15/12	246,781
2,859,897	0.6250%, 4/15/13ÇÇ	2,825,936
16,935,000	2.7500%, 10/31/13	17,248,568
7,415,000	1.7500%, 1/31/14	7,206,490
6,125,000	1.8750%, 2/28/14	5,966,608
615,000	1.7500%, 3/31/14	594,821
31,250,000	2.2500%, 5/31/14	30,830,000
751,479	1.3750%, 7/15/18ÇÇ	728,465
12,831,094	2.1250%, 1/15/19ÇÇ	13,252,108
10,870,000	3.1250%, 5/15/19	10,513,355
3,505,709	2.5000%, 1/15/29ÇÇ	3,724,816
6,120,000	5.2500%, 2/15/29	6,883,091
3,955,000	4.2500%, 5/15/39	3,914,817

Total U.S. Treasury Notes/Bonds (cost $123,592,011)		123,918,676

Money Market – 0.9%
12,560,000	Janus Cash Liquidity Fund LLC, 0% (cost $12,560,000)	12,560,000

Total Investments (total cost $1,398,069,818) – 99.8%		1,468,116,303

Cash, Receivables and Other Assets, net of Liabilities – 0.2%		3,566,298

Net Assets – 100%		$1,471,682,601

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$4,408,797	0.3%
Belgium	31,991,587	2.2%
Bermuda	11,363,297	0.8%
Brazil	16,269,256	1.1%
Canada	80,206,967	5.5%
Cayman Islands	3,683,357	0.2%
Hong Kong	5,506,630	0.4%
Ireland	11,347,877	0.8%
Japan	14,140,801	1.0%
Luxembourg	24,158,002	1.6%
Switzerland	99,827,408	6.8%
United Kingdom	42,897,801	2.9%
United States††	1,122,314,523	76.4%

Total	$1,468,116,303	100.0%

††	Includes Short-Term Securities (75.6% excluding Short-Term Securities).

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2009  13

Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2009

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S.$	Gain/(Loss)

British Pound 7/15/09	1,600,000	$2,631,972	$(191,171)
British Pound 8/6/09	9,100,000	14,968,913	(129,101)
Euro 7/15/09	4,800,000	6,732,968	(185,288)
Euro 8/20/09	1,800,000	2,524,747	(3,721)
Japanese Yen 7/15/09	110,000,000	1,142,225	(3,744)
Japanese Yen 8/6/09	216,000,000	2,243,532	(38,404)
Swiss Franc 8/6/09	25,200,000	23,209,449	(157,541)

Total		$53,453,806	$(708,970)

See Notes to Schedule of Investments and Financial Statements.

14  Janus Aspen Series  June 30, 2009

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2009 (unaudited)	Balanced
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$1,398,070
Unaffiliated investments at value	$1,455,556
Affiliated money market investments	12,560
Cash	72
Cash denominated in foreign currency(1)	202
Receivables:
Investments sold	2,233
Portfolio shares sold	513
Dividends	2,022
Interest	8,531
Non-interested Trustees’ deferred compensation	36
Other assets	37
Total Assets	1,481,762
Liabilities:
Payables:
Investments purchased	7,977
Portfolio shares repurchased	532
Advisory fees	664
Transfer agent fees and expenses	2
Distribution fees – Service Shares	110
Non-interested Trustees’ fees and expenses	16
Non-interested Trustees’ deferred compensation fees	36
Accrued expenses and other payables	33
Forward currency contracts	709
Total Liabilities	10,079
Net Assets	$1,471,683
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,446,180
Undistributed net investment income/(loss)*	7,288
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(51,141)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	69,356
Total Net Assets	$1,471,683
Net Assets – Institutional Shares	$929,667
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	39,518
Net Asset Value Per Share	$23.53
Net Assets – Service Shares	$542,016
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	22,177
Net Asset Value Per Share	$24.44

*	See Note 5 in the Notes to the Financial Statements.

(1)	Includes cost of $202,712.

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2009  15

Statement of Operations

Janus Aspen
For the six-month period ended June 30, 2009 (unaudited)	Balanced
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$18,527
Dividends	8,496
Dividends from affiliates	41
Foreign tax withheld	(659)
Total Investment Income	26,405
Expenses:
Advisory fees	3,792
Transfer agent fees and expenses	3
Non-interested Trustees’ fees and expenses	29
Audit fees	16
Distribution fees – Service Shares	608
Other expenses	99
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	4,547
Expense and Fee Offset	–
Net Expenses	4,547
Net Investment Income/(Loss)	21,858
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	(27,368)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	121,461
Net Gain/(Loss) on Investments	94,093
Net Increase/(Decrease) in Net Assets Resulting from Operations	$115,951

See Notes to Financial Statements.

16  Janus Aspen Series  June 30, 2009

Statements of Changes in Net Assets

	Janus Aspen
For the six-month period ended June 30, 2009 (unaudited)	Balanced
and for the fiscal year ended December 31, 2008	Portfolio
(all numbers in thousands)	2009	2008

Operations:
Net investment income/(loss)	$21,858	$45,580
Net realized gain/(loss) from investment and foreign currency transactions	(27,368)	34,680
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	121,461	(367,785)
Net Increase/(Decrease) in Net Assets Resulting from Operations	115,951	(287,525)
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(14,956)	(29,933)
Service Shares	(7,894)	(13,283)
Net realized gain/(loss) from investment transactions*
Institutional Shares	(36,120)	(81,125)
Service Shares	(20,147)	(37,721)
Net (Decrease) from Dividends and Distributions	(79,117)	(162,062)
Capital Share Transactions:
Shares sold
Institutional Shares	12,819	24,257
Service Shares	69,852	104,030
Reinvested dividends and distributions
Institutional Shares	51,076	111,058
Service Shares	28,041	51,004
Shares repurchased
Institutional Shares	(84,436)	(240,932)
Service Shares	(48,649)	(108,293)
Net Increase/(Decrease) from Capital Share Transactions	28,703	(58,876)
Net Increase/(Decrease) in Net Assets	65,537	(508,463)
Net Assets:
Beginning of period	1,406,146	1,914,609
End of period	$1,471,683	$1,406,146

Undistributed net investment income/(loss)*	$7,288	$8,280

*	See Note 5 in Notes to Financial Statements

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2009  17

Financial Highlights

Institutional Shares

For a share outstanding during
the six-month period ended June 30, 2009 (unaudited)	Janus Aspen Balanced Portfolio
and through each fiscal year ended December 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$22.90	$30.04	$27.89	$25.74	$24.39	$22.98
Income from Investment Operations:
Net investment income/(loss)	.40	.81	.82	.61	.61	.60
Net gain/(loss) on investments (both realized and unrealized)	1.59	(5.23)	2.09	2.12	1.31	1.35
Total from Investment Operations	1.99	(4.42)	2.91	2.73	1.92	1.95
Less Distributions:
Dividends (from net investment income)*	(.40)	(.74)	(.76)	(.58)	(.57)	(.54)
Distributions (from capital gains)*	(.96)	(1.98)	–	–	–	–
Total Distributions	(1.36)	(2.72)	(.76)	(.58)	(.57)	(.54)
Net Asset Value, End of Period	$23.53	$22.90	$30.04	$27.89	$25.74	$24.39
Total Return**	8.75%	(15.81)%	10.50%	10.72%	7.95%	8.53%
Net Assets, End of Period (in thousands)	$929,667	$926,938	$1,335,428	$1,475,350	$1,681,985	$2,395,562
Average Net Assets for the Period (in thousands)	$900,428	$1,150,680	$1,417,947	$1,554,032	$1,887,185	$3,012,164
Ratio of Gross Expenses to Average Net Assets***(1)(2)	0.57%	0.57%	0.57%	0.58%	0.57%	0.61%
Ratio of Net Expenses to Average Net Assets***(2)	0.57%	0.57%	0.57%	0.57%	0.56%	0.61%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.25%	2.77%	2.54%	2.04%	2.01%	2.08%
Portfolio Turnover Rate***	261%	120%	54%	52%	52%	64%

Service Shares

For a share outstanding during
the six-month period ended June 30, 2009 (unaudited)	Janus Aspen Balanced Portfolio
and through each fiscal year ended December 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$23.76	$31.07	$28.83	$26.61	$25.24	$23.82
Income from Investment Operations:
Net investment income/(loss)	.37	.72	.70	.49	.45	.44
Net gain/(loss) on investments (both realized and unrealized)	1.65	(5.37)	2.24	2.27	1.46	1.52
Total from Investment Operations	2.02	(4.65)	2.94	2.76	1.91	1.96
Less Distributions:
Dividends (from net investment income)*	(.38)	(.68)	(.70)	(.54)	(.54)	(.54)
Distributions (from capital gains)*	(.96)	(1.98)	–	–	–	–
Total Distributions	(1.34)	(2.66)	(.70)	(.54)	(.54)	(.54)
Net Asset Value, End of Period	$24.44	$23.76	$31.07	$28.83	$26.61	$25.24
Total Return**	8.55%	(16.00)%	10.25%	10.46%	7.62%	8.29%
Net Assets, End of Period (in thousands)	$542,016	$479,208	$579,181	$509,087	$559,467	$514,135
Average Net Assets for the Period (in thousands)	$490,097	$542,837	$545,997	$515,319	$526,693	$465,719
Ratio of Gross Expenses to Average Net Assets***(1)(2)	0.82%	0.82%	0.82%	0.83%	0.82%	0.86%
Ratio of Net Expenses to Average Net Assets***(2)	0.82%	0.82%	0.82%	0.82%	0.82%	0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.02%	2.53%	2.27%	1.79%	1.77%	1.85%
Portfolio Turnover Rate***	261%	120%	54%	52%	52%	64%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(2)	See “Explanations of Charts, Tables and Financial Statements.”

See Notes to Financial Statements.

18  Janus Aspen Series  June 30, 2009

Notes to Schedule of Investments (unaudited)

Balanced Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500® Index (55%) and Barclays Capital U.S. Government/Credit Bond Index (45%).

Barclays Capital U.S. Government/Credit Bond Index	Is composed of all bonds that are investment grade with at least one year until maturity.

Lipper Variable Annuity Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.
ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

§ Schedule of Restricted and Illiquid Securities (as of June 30, 2009)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Balanced Portfolio
BAE Systems PLC, 4.9500%, 6/1/14	6/1/09	$2,414,191	$2,412,348	0.2%
BAE Systems PLC, 6.3750%, 6/1/19	6/1/09	2,135,866	2,167,471	0.1%

		$4,550,057	$4,579,819	0.3%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2009. The issuer incurs all registration costs.

Janus Aspen Series  June 30, 2009  19

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Balanced Portfolio
Common Stock
Aerospace and Defense	$7,328,823	$11,710,836	$–
Agricultural Chemicals	7,433,257	16,386,158	–
Brewery	–	28,572,712	–
Casino Hotels	13,840,196	4,408,797	–
Cellular Telecommunications	–	3,845,085	–
Diversified Operations	16,265,095	5,506,630	–
Finance – Investment Bankers/Brokers	47,791,452	19,620,685	–
Food – Miscellaneous/Diversified	–	19,895,374	–
Medical – Drugs	33,340,147	22,907,174	–
Oil Companies – Integrated	17,539,431	9,087,598	–
Power Converters and Power Supply Equipment	–	3,683,357	–
Retail – Apparel and Shoe	–	7,988,857	–
Retail – Consumer Electronics	–	6,103,589	–
Soap and Cleaning Preparations	–	29,005,510	–
Toys	–	8,037,212	–
All Other	431,290,536	–	–

Corporate Bonds	–	534,756,779	–

Preferred Stock	–	5,411,512	–

U.S. Government Agencies	–	19,880,825	–

U.S. Treasury Notes/Bonds	–	123,918,676	–

Money Market	–	12,560,000	–

Total Investments in Securities	$574,828,937	$893,287,366	$–

Other Financial Instruments(a):
Foreign Currency Contracts, Open	$–	$(708,970)	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options and swap contracts are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of June 30, 2009 is noted below.

Portfolio	Aggregate Value

Janus Aspen Balanced Portfolio	$224,363,475

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of June 30, 2009.

20  Janus Aspen Series  June 30, 2009

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Balanced Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes fourteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Aspen Series  June 30, 2009  21

Notes to Financial Statements (unaudited) (continued)

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits such as income tax expense on the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended June 30, 2009, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles, and expands disclosure requirements regarding fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within the fiscal year. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

22  Janus Aspen Series  June 30, 2009

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2009 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued FASB staff position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. The Portfolio adopted FSP 157-4 in the current reporting period.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, options contracts, swap contracts, forward contracts, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. OTC derivatives, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Janus Aspen Series  June 30, 2009  23

Notes to Financial Statements (unaudited) (continued)

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to foreign currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price.

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in Long-Term Equity Anticipation Securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic

24  Janus Aspen Series  June 30, 2009

and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to market risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer, is the fair value of the contract. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an

Janus Aspen Series  June 30, 2009  25

Notes to Financial Statements (unaudited) (continued)

investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A Portfolio investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Disclosures for Derivative Instruments
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Portfolio adopted SFAS No. 161 in the current reporting period.

Fair Value of Derivative Instruments as of June 30, 2009 (unaudited)

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments under Statement 133	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Foreign Exchange Contracts	Forward currency contracts	$–	Forward currency contracts	$708,970

Total		$–		$708,970

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2009 (unaudited)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under Statement 133	Futures	Swaps	Options	Forward Currency Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$1,332,972	$1,332,972

Total	$–	$–	$–	$1,332,972	$1,332,972

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under Statement 133	Futures	Swaps	Options	Forward Currency Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$709,321	$709,321

Total	$–	$–	$–	$709,321	$709,321

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss o f value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of

26  Janus Aspen Series  June 30, 2009

many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Bank Loans
The Portfolio may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Portfolio invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”).

The Portfolio may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Portfolio may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Portfolio utilizes an independent third party to value individual bank loans on a daily basis.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Janus Aspen Series  June 30, 2009  27

Notes to Financial Statements (unaudited) (continued)

Floating Rate Loans
The Portfolio may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate such as the LIBOR. LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
Pursuant to an exemptive order received from the Securities and Exchange Commission (“SEC”), the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage- and Asset-Backed Securities
The Portfolio may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government. The Portfolio may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Portfolio’s yield and your return. In addition, mortgage-backed securities may be supported by some form of government or private guarantee and/or insurance. However, there is no assurance that the guarantors or insurers will meet their obligations.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans, may shorten the effective maturities of these securities and may result in a Portfolio having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing a Portfolio’s sensitivity to interest changes and causing its price to decline.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

28  Janus Aspen Series  June 30, 2009

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Securities Traded on a To-Be-Announced Basis
The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Fannie Mae and/or Freddie Mac) transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending

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Notes to Financial Statements (unaudited) (continued)

on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.55%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer and compliance staff of the Trust. Total compensation of $34,156 was paid by the Trust during the six-month period ended June 30, 2009. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2009 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended June 30, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the six-month period ended June 30, 2009.

For the six-month period ended June 30, 2009, Janus Capital assumed $648 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Assets and Liabilities (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Assets and Liabilities (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

30  Janus Aspen Series  June 30, 2009

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

During the six-month period ended June 30, 2009, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/09

Janus Aspen Balanced Portfolio
Janus Cash Liquidity Fund LLC	$510,874,764	$498,314,764	$40,500	$12,560,000

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Balanced Portfolio	$1,398,843,164	$155,994,489	$(86,721,350)	$69,273,139

6.	Capital Share Transactions

For the six-month period ended
June 30, 2009 (unaudited) and the fiscal year ended	Janus Aspen Balanced Portfolio
December 31, 2008 (all numbers in thousands)	2009	2008

Transactions in Portfolio Shares – Institutional Shares
Shares sold	555	870
Reinvested dividends and distributions	2,188	4,217
Shares repurchased	(3,695)	(9,068)
Net Increase/(Decrease) in Portfolio Shares	(952)	(3,981)
Shares Outstanding, Beginning of Period	40,470	44,451
Shares Outstanding, End of Period	39,518	40,470
Transactions in Portfolio Shares – Service Shares
Shares sold	2,904	3,640
Reinvested dividends and distributions	1,156	1,868
Shares repurchased	(2,055)	(3,977)
Net Increase/(Decrease) in Portfolio Shares	2,005	1,531
Shares Outstanding, Beginning of Period	20,172	18,641
Shares Outstanding, End of Period	22,177	20,172

Janus Aspen Series  June 30, 2009  31

Notes to Financial Statements (unaudited) (continued)

7.	Purchases and Sales of Investment Securities

For the six-month period ended June 30, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Balanced Portfolio	$1,213,287,745	$861,998,652	$771,470,098	$1,152,899,571

8.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the Court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the Court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. After the parties completed the supplemental briefing in the Marini case, on June 12, 2009, the Court granted judgment in Janus’ favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. However, in July 2009, a Stipulation of Dismissal was filed, which dismissed the case with prejudice. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its

32  Janus Aspen Series  June 30, 2009

relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely’s favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys’ fees, and damage enhancement under the Colorado Wage Act. Upon receipt of the parties’ notice of satisfaction of judgment, in July 2009, the Court ordered the matter dismissed with prejudice. Trial in the Malley matter was scheduled to commence in April 2009 but was subsequently continued at the request of Plaintiff. On August 4, 2009, a Stipulated Motion for Dismissal was filed, which resulted in the Court ordering the matter dismissed with prejudice.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series  June 30, 2009  33

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-877-335-2687 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-877-335-2687 (toll free).

34  Janus Aspen Series  June 30, 2009

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the six-month period ended June 30, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

Janus Aspen Series  June 30, 2009  35

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the

36  Janus Aspen Series  June 30, 2009

extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series  June 30, 2009  37

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, go to janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

151 Detroit Street Denver, CO 80206 1-877-335-2687

Portfolio distributed by Janus Distributors LLC (8/09)

C-0709-338	109-24-704 08-09

2009 Semiannual Report
Janus Aspen Series

Janus Aspen Enterprise Portfolio
(formerly named Janus Aspen Mid Cap Growth Portfolio)

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Schedule of Investments	14
Notes to Financial Statements	15
Additional Information	27
Explanations of Charts, Tables and Financial Statements	28

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2009. As the investing environment changes, so could the manager’s opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2009 to June 30, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  June 30, 2009  1

Janus Aspen Enterprise Portfolio (unaudited)

Portfolio Snapshot
This portfolio invests in medium-sized companies that have grown large enough to be well established but are small enough to still have enough room to grow in our view.

Brian Demain
portfolio manager

Performance Overview

During the six months ended June 30, 2009, Janus Aspen Enterprise Portfolio’s Institutional Shares and Service Shares returned 14.30% and 14.15%, respectively. Meanwhile, the Portfolio’s primary benchmark, the Russell Midcap® Growth Index, returned 16.61%. The Portfolio’s secondary benchmark, the S&P MidCap 400 Index, returned 8.47% for the same time period.

Economic Overview

Equity markets began the year sharply lower, hitting the low point for the period in March as worries over the depth and length of the recession and uncertainty over the health of the financial system gave investors a reason to shy away from risk. No region or sector was untouched by the decline, which left some U.S. indices at 12-year lows. Early signs that the economy may be stabilizing and the availability of capital provided fuel for a sharp rebound during April and May. In June, the rally paused somewhat as investors digested mixed data on the economy, which included rising unemployment, weak housing and some improvement in manufacturing. The net effects on the markets were slight gains for broad domestic indices over the six-month period. Mid-cap indices significantly outperformed small caps and large caps, which performed similarly. Growth-style indices posted strong gains, while value indices recorded losses for the period across the market capitalization spectrum. Commodities generally performed strongly led by copper and crude oil, although natural gas was sharply lower in the period.

During a volatile period, the Portfolio’s underperformance was driven by weak performing selections within energy and healthcare. Top performing sectors included information technology and telecommunication services.

Stocks That Weighed on Results

Health maintenance organization Coventry Health Care was the largest detractor during the period. The managed care provider continued to suffer amid uncertainty surrounding potential healthcare reform in the U.S. We sold the position as our fundamental thesis centered on management’s ability to run a profitable, low cost and predictable business, which was something we think they were struggling to do in recent months.

Within technology, Microsemi Corp. declined during the period amid concern over the CEO’s credibility and potential slowing in overall technology spending. While we continue to like the fundamentals of the company’s business, we felt the credibility issue of the CEO caused too much uncertainty, so we exited the position.

SunPower Corp.’s stock declined similarly with other solar companies during the period We sold the position given the uncertainty surrounding the economics of alternative energy sources and the availability of credit financing for the company’s customers.

Stocks That Aided Performance

One of the largest contributors to the Portfolio was CommScope, a provider of communications infrastructure solutions. With the near term liquidity concerns resolved in our view, we believe CommScope’s strong fundamentals and historically solid market position could drive stock performance going forward. We are attracted to both its domestic and international exposure as well as its pricing power.

Crown Castle, a wireless tower company, rebounded during the period as investor concerns over the leverage on its balance sheet abated somewhat. Given our analysis, we remain comfortable with the company’s capital structure and were drawn to its historical ability to generate incremental revenue from existing towers with little capital investment.

Hong Kong-based apparel outsourcer Li & Fung strengthened during the period on the announcement of several contract wins earlier in the year. While many of its clients, mostly U.S. based retailers, have had a difficult time due to the slowdown in consumer spending, we believe Li & Fung has been able offset some of the weaker demand with market share gains. We continue to be attracted to our analysis of the company’s economies of scale, balance sheet health and organic growth potential.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

2  Janus Aspen Series  June 30, 2009

(unaudited)

Outlook

With economic activity no longer declining at a very rapid clip through the end of June, the paralysis that seemed to have gripped the economy and financial markets appeared to be easing in our view. Fiscal stimulus, a necessary inventory restocking and the resumption of normal economic behavior by consumers and businesses could contribute to a better outlook for GDP for the rest of 2009, and potentially some GDP growth going forward. Over a multiyear period, we think the global economy could go through a difficult period of relatively modest growth. As the American consumer likely continues to save more and potentially consumes less, we believe the global economy that has been designed to serve that consumer must reinvent itself. Specifically, the American economy will need to produce and export more and emerging economies will need to focus on domestic consumption, rather than export-driven growth in our view.

The capital markets, including the stock market, have responded favorably since hitting a period low in early March. We think good companies can access the capital markets, and financing has become somewhat more available. However, the recovery is still at an early stage in our opinion. Economic activity is by no means robust in our view, and the state of the capital markets, while healing through April, were still fragile and we do not think the market and economy were out of the woods just yet.

Through this difficult period, our team of tenured research analysts continues to do thorough research on what we view to be the best midcap growth companies. In this environment, we were finding secular growth companies with what we consider to be favorable competitive dynamics, strong management and historically high returns on capital trading at reasonable valuations at period end. While stocks have bounced off of their lows, valuations on quality companies were still attractive to us as long-term investors. We believe the best businesses will use a period like this to become stronger, and that these companies should thrive as the economy potentially returns to a period of growth.

Thank you for your investment in Janus Aspen Enterprise Portfolio.

Janus Aspen Series  June 30, 2009  3

Janus Aspen Enterprise Portfolio (unaudited)

Janus Aspen Enterprise Portfolio At A Glance

5 Top Performers – Holdings

Contribution

CommScope, Inc.	1.12%
Crown Castle International Corp.	0.91%
Li & Fung, Ltd.	0.81%
Equinix, Inc.	0.75%
Apple, Inc.	0.62%

5 Bottom Performers – Holdings

Contribution

Coventry Health Care, Inc.	-0.36%
Microsemi Corp.	-0.27%
SunPower Corp. – Class B	-0.23%
Iron Mountain, Inc.	-0.19%
Berkshire Hathaway, Inc. – Class B	-0.19%

5 Top Performers – Sectors*

		Portfolio Weighting
	Portfolio Contribution	(Average % of Equities)	Russell Midcap® Growth Index Weighting

Information Technology	6.65%	24.01%	20.46%
Consumer Discretionary	2.22%	11.62%	18.76%
Telecommunication Services	1.70%	6.27%	2.82%
Health Care	1.41%	14.09%	13.56%
Financials	1.40%	8.90%	5.61%

5 Bottom Performers – Sectors*

		Portfolio Weighting
	Portfolio Contribution	(Average % of Equities)	Russell Midcap® Growth Index Weighting

Consumer Staples	-0.11%	2.30%	4.62%
Utilities	-0.09%	0.90%	3.50%
Energy	0.41%	7.10%	9.04%
Industrials	0.69%	19.27%	17.23%
Materials	0.75%	5.56%	4.41%

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4  Janus Aspen Series  June 30, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2009

Celgene Corp. Medical – Biomedical and Genetic	3.1%
Crown Castle International Corp. Wireless Equipment	3.0%
Atmel Corp. Semiconductor Components/Integrated Circuits	2.1%
Owens-Illinois, Inc. Containers – Metal and Glass	2.1%
Amphenol Corp. – Class A Electronic Connectors	2.1%

12.4%

Asset Allocation – (% of Net Assets)
As of June 30, 2009

Emerging Markets comprised 0.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2009

As of December 31, 2008

Janus Aspen Series  June 30, 2009  5

Janus Aspen Enterprise Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2009						Expense Ratios – for the fiscal year ended December 31, 2008
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Enterprise Portfolio

Institutional Shares	14.30%	–31.84%	2.20%	–1.75%	7.50%	0.67%

Service Shares	14.15%	–32.01%	1.95%	–2.03%	7.22%	0.92%

Russell Midcap® Growth Index	16.61%	–30.33%	–0.44%	0.02%	6.39%

S&P MidCap 400 Index	8.47%	–28.02%	0.36%	4.62%	9.46%

Lipper Quartile – Institutional Shares	–	3rd	1st	3rd	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Mid-Cap Growth Funds	–	80/136	9/111	31/42	2/11

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

6  Janus Aspen Series  June 30, 2009

(unaudited)

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Portfolio assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Portfolio owns.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

As of May 1, 2009, Janus Aspen Mid Cap Growth Portfolio changed its name and is now Janus Aspen Enterprise Portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/09)	(6/30/09)	(1/1/09-6/30/09)†

Actual	$1,000.00	$1,143.00	$3.83

Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	$3.61

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/09)	(6/30/09)	(1/1/09-6/30/09)†

Actual	$1,000.00	$1,141.50	$5.15

Hypothetical (5% return before expenses)	$1,000.00	$1,019.98	$4.86

†	Expenses are equal to the annualized expense ratio of 0.72% for Institutional Shares and 0.97% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Janus Aspen Series  June 30, 2009  7

Janus Aspen Enterprise Portfolio

Schedule of Investments (unaudited)

As of June 30, 2009

Shares or Principal Amount		Value

Common Stock – 99.2%
Advertising Sales – 1.3%
430,441	Lamar Advertising Co. – Class A*	$6,572,834
Aerospace and Defense – 1.3%
224,080	Empresa Brasileira de Aeronautica S.A. (ADR)	3,710,765
81,240	TransDigm Group, Inc.*	2,940,888
		6,651,653
Aerospace and Defense – Equipment – 1.2%
71,705	Alliant Techsystems, Inc.	5,905,624
Agricultural Chemicals – 1.6%
84,945	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	7,904,132
Agricultural Operations – 0.4%
3,506,880	Chaoda Modern Agriculture Holdings, Ltd.	2,068,816
Airlines – 1.5%
264,708	Ryanair Holdings PLC (ADR)*,**	7,515,060
Apparel Manufacturers – 0.4%
38,100	VF Corp.	2,108,835
Applications Software – 0.7%
105,865	Citrix Systems, Inc.*	3,376,035
Auction House – Art Dealer – 1.2%
265,725	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	6,231,251
Batteries and Battery Systems – 1.0%
98,880	Energizer Holdings, Inc.*	5,165,491
Casino Hotels – 1.1%
927,590	Crown, Ltd.**	5,403,991
Cellular Telecommunications – 0.8%
118,560	Leap Wireless International, Inc.*	3,904,181
Commercial Services – 1.3%
77,695	CoStar Group, Inc.*	3,097,700
124,843	Iron Mountain, Inc.*	3,589,236
		6,686,936
Commercial Services – Finance – 1.4%
117,015	Global Payments, Inc.	4,383,382
102,065	Paychex, Inc.	2,572,038
		6,955,420
Computer Services – 0.4%
40,715	IHS, Inc. – Class A*	2,030,457
Computers – 1.3%
47,783	Apple, Inc.*	6,805,733
Consulting Services – 0.4%
134,164	Gartner, Inc.*	2,047,343
Containers – Metal and Glass – 4.1%
224,156	Ball Corp.	10,122,885
379,097	Owens-Illinois, Inc.*	10,618,506
		20,741,391
Decision Support Software – 1.7%
358,265	MSCI, Inc.*	8,755,997
Distribution/Wholesale – 2.8%
131,245	Fastenal Co.	4,353,397
3,601,860	Li & Fung, Ltd.	9,628,421
		13,981,818
Electric Products – Miscellaneous – 0.9%
129,655	AMETEK, Inc.	4,483,470
Electronic Components – Miscellaneous – 0.9%
251,795	Tyco Electronics, Ltd.	4,680,869
Electronic Components – Semiconductors – 0.7%
1,792,040	ARM Holdings PLC	3,539,950
Electronic Connectors – 2.1%
335,045	Amphenol Corp. – Class A	10,600,824
Electronic Measuring Instruments – 1.2%
299,479	Trimble Navigation, Ltd.*	5,878,773
Enterprise Software/Services – 0.8%
228,890	CA, Inc.	3,989,553
Entertainment Software – 0.6%
134,685	Electronic Arts, Inc.*	2,925,358
Fiduciary Banks – 0.9%
83,398	Northern Trust Corp.	4,476,805
Finance – Other Services – 1.1%
17,398	CME Group, Inc.	5,412,692
Independent Power Producer – 0.8%
164,865	NRG Energy, Inc.*	4,279,895
Instruments – Controls – 0.7%
44,285	Mettler-Toledo International, Inc.*	3,416,588
Instruments – Scientific – 1.8%
221,046	Thermo Fisher Scientific, Inc.*	9,012,045
Internet Security – 1.9%
604,915	Symantec Corp.*	9,412,477
Investment Management and Advisory Services – 2.0%
83,324	Eaton Vance Corp.	2,228,917
415,880	National Financial Partners Corp.	3,044,242
119,086	T. Rowe Price Group, Inc.	4,962,313
		10,235,472
Machinery – General Industrial – 2.0%
218,590	Roper Industries, Inc.	9,904,313
Machinery – Pumps – 0.8%
182,895	Graco, Inc.	4,027,348
Medical – Biomedical and Genetic – 7.1%
324,875	Celgene Corp.*	15,542,019
41,095	Genzyme Corp.*	2,287,759
135,642	Gilead Sciences, Inc.*	6,353,471
76,980	Millipore Corp.*	5,404,766
130,920	Myriad Genetics, Inc.*	4,667,298
56,695	Vertex Pharmaceuticals, Inc.*	2,020,610
		36,275,923
Medical – Drugs – 0.6%
70,220	Shire PLC (ADR)	2,912,726
Medical Instruments – 2.3%
37,615	Intuitive Surgical, Inc.*	6,156,070
66,085	St. Jude Medical, Inc.*	2,716,094
42,875	Techne Corp.	2,735,854
		11,608,018
Medical Products – 4.4%
231,970	Covidien, Ltd.**	8,684,956
96,590	Henry Schein, Inc.*	4,631,491
124,605	Stryker Corp.	4,951,802

See Notes to Schedule of Investments and Financial Statements.

8  Janus Aspen Series  June 30, 2009

Schedule of Investments (unaudited)

As of June 30, 2009

Shares or Principal Amount		Value

Medical Products – (continued)
132,455	Varian Medical Systems, Inc.*	$4,654,469
		22,922,718
Metal Processors and Fabricators – 1.4%
95,260	Precision Castparts Corp.	6,956,838
Networking Products – 1.1%
233,920	Juniper Networks, Inc.*	5,520,512
Oil Companies – Exploration and Production – 3.4%
140,804	EOG Resources, Inc.	9,563,408
195,166	Ultra Petroleum Corp.*	7,611,474
		17,174,882
Oil Companies – Integrated – 1.7%
158,195	Hess Corp.	8,502,981
Oil Field Machinery and Equipment – 0.2%
42,385	Dresser-Rand Group, Inc.*	1,106,249
Physical Practice Management – 0.4%
49,450	Mednax, Inc.*	2,083,329
Pipelines – 1.4%
155,824	Kinder Morgan Management LLC*	7,038,570
Printing – Commercial – 0.7%
87,810	VistaPrint, Ltd.*	3,745,097
Real Estate Management/Services – 1.0%
155,937	Jones Lang LaSalle, Inc.	5,103,818
Reinsurance – 1.6%
2,807	Berkshire Hathaway, Inc. – Class B	8,128,314
Retail – Apparel and Shoe – 2.7%
1,199,500	Esprit Holdings, Ltd.	6,678,934
211,630	Nordstrom, Inc.	4,209,321
127,445	Urban Outfitters, Inc.*	2,659,777
		13,548,032
Retail – Office Supplies – 0.8%
198,140	Staples, Inc.	3,996,484
Retail – Regional Department Stores – 0.8%
97,865	Kohl’s Corp.*	4,183,729
Semiconductor Components/Integrated Circuits – 2.1%
2,859,910	Atmel Corp.	10,667,464
Semiconductor Equipment – 1.7%
344,230	KLA-Tencor Corp.	8,691,808
Telecommunication Equipment – 1.8%
350,085	CommScope, Inc.*	9,193,232
Telecommunication Equipment – Fiber Optics – 0.7%
227,140	Corning, Inc.	3,647,868
Telecommunication Services – 4.3%
404,037	Amdocs, Ltd. (U.S. Shares)*	8,666,593
362,085	SAVVIS, Inc.*	4,149,494
924,095	Time Warner Telecom, Inc. – Class A*	9,490,455
		22,306,542
Toys – 1.5%
466,776	Mattel, Inc.	7,491,755
Transportation – Railroad – 1.3%
150,875	Canadian National Railway Co. (U.S. Shares)	6,481,590
Transportation – Services – 2.2%
114,015	C.H. Robinson Worldwide, Inc.	5,945,883
153,322	Expeditors International of Washington, Inc.	5,111,755
		11,057,638
Transportation – Truck – 1.6%
119,070	Con-way, Inc.	4,204,362
108,855	Landstar System, Inc.	3,908,983
		8,113,345
Vitamins and Nutrition Products – 0.4%
63,655	Mead Johnson Nutrition Co. – Class A	2,022,319
Web Hosting/Design – 1.9%
134,383	Equinix, Inc.*	9,775,019
Wireless Equipment – 3.0%
637,370	Crown Castle International Corp.*	15,309,627

Total Common Stock (cost $505,810,386)		502,655,857

Money Market – 0.6%
2,931,196	Janus Cash Liquidity Fund LLC, 0% (cost $2,931,196)	2,931,196

Total Investments (total cost $508,741,582) – 99.8%		505,587,053

Cash, Receivables and Other Assets, net of Liabilities – 0.2%		1,159,233

Net Assets – 100%		$506,746,286

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$5,403,990	1.1%
Bermuda	20,052,452	4.0%
Brazil	3,710,765	0.7%
Canada	28,228,447	5.6%
Cayman Islands	2,068,816	0.4%
Guernsey	8,666,594	1.7%
Ireland	16,200,017	3.2%
Jersey	2,912,726	0.6%
Switzerland	4,680,869	0.9%
United Kingdom	3,539,950	0.7%
United States††	410,122,427	81.1%

Total	$505,587,053	100.0%

††	Includes Short-Term Securities (80.5% excluding Short-Term Securities).

Forward Currency Contracts, Open

Currency Sold
and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S. $	Gain/(Loss)

Australian Dollar 7/15/09	1,320,000	$1,062,190	$(56,350)
Australian Dollar 8/6/09	1,100,000	883,592	(12,337)
Australian Dollar 8/20/09	2,665,000	2,138,711	(38,691)
Euro 8/6/09	3,581,387	5,023,540	(90,502)
Euro 8/20/09	990,000	1,388,611	(2,046)

Total		$10,496,644	$(199,926)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2009  9

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2009 (unaudited)	Enterprise
(all numbers in thousands except net asset value per share)	Portfolio(1)

Assets:
Investments at cost	$508,742
Unaffiliated investments at value	$502,656
Affiliated money market investments	2,931
Cash	805
Receivables:
Investments sold	3,189
Portfolio shares sold	52
Dividends	126
Non-interested Trustees’ deferred compensation	12
Other assets	4
Total Assets	509,775
Liabilities:
Payables:
Investments purchased	1,293
Portfolio shares repurchased	1,144
Advisory fees	271
Transfer agent fees and expenses	2
Distribution fees – Service Shares	42
Non-interested Trustees’ fees and expenses	11
Non-interested Trustees’ deferred compensation fees	12
Accrued expenses and other payables	54
Forward currency contracts	200
Total Liabilities	3,029
Net Assets	$506,746
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$837,079
Undistributed net investment income/(loss)*	(603)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(326,372)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(3,358)
Total Net Assets	$506,746
Net Assets – Institutional Shares	$308,381
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	12,691
Net Asset Value Per Share	$24.30
Net Assets – Service Shares	$198,365
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	8,396
Net Asset Value Per Share	$23.63

*	See Note 5 in the Notes to the Financial Statements.

(1)	Formerly named Janus Aspen Mid Cap Growth Portfolio.

See Notes to Financial Statements.

10  Janus Aspen Series  June 30, 2009

Statement of Operations

Janus Aspen
For the six-month period ended June 30, 2009 (unaudited)	Enterprise
(all numbers in thousands)	Portfolio(1)

Investment Income:
Interest	$–
Dividends	1,004
Dividends from affiliates	5
Foreign tax withheld	(3)
Total Investment Income	1,006
Expenses:
Advisory fees	1,452
Transfer agent fees and expenses	3
Audit fees	16
Non-interested Trustees’ fees and expenses	15
Distribution fees – Service Shares	225
Other expenses	139
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	1,850
Expense and Fee Offset	–
Net Expenses	1,850
Net Investment Income/(Loss)	(844)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	(79,296)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	141,318
Net Gain/(Loss) on Investments	62,022
Net Increase/(Decrease) in Net Assets Resulting from Operations	$61,178

(1)	Formerly named Janus Aspen Mid Cap Growth Portfolio.

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2009  11

Statements of Changes in Net Assets

	Janus Aspen
For the six-month period ended June 30, 2009 (unaudited)	Enterprise
and for the fiscal year ended December 31, 2008	Portfolio(1)
(all numbers in thousands)	2009	2008

Operations:
Net investment income/(loss)	$(844)	$1,677
Net realized gain/(loss) from investment and foreign currency transactions	(79,296)	57,135
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	141,318	(446,761)
Net Increase/(Decrease) in Net Assets Resulting from Operations	61,178	(387,949)
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	–	(1,113)
Service Shares	–	(189)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	(26,158)
Service Shares	–	(17,656)
Net Decrease from Dividends and Distributions	–	(45,116)
Capital Share Transactions:
Shares sold
Institutional Shares	18,825	45,996
Service Shares	14,995	82,855
Reinvested dividends and distributions
Institutional Shares	–	27,271
Service Shares	–	16,957
Shares repurchased
Institutional Shares	(26,553)	(101,908)
Service Shares	(26,892)	(107,899)
Net Increase/(Decrease) from Capital Share Transactions	(19,625)	(36,728)
Net Increase/(Decrease) in Net Assets	41,553	(469,793)
Net Assets:
Beginning of period	465,193	934,986
End of period	$506,746	$465,193

Undistributed net investment income/(loss)*	$(603)	$241

*	See Note 5 in Notes to Financial Statements

(1)	Formerly named Janus Aspen Mid Cap Growth Portfolio.

See Notes to Financial Statements.

12  Janus Aspen Series  June 30, 2009

Financial Highlights

Institutional Shares

For a share outstanding during
the six-month period ended June 30, 2009 (unaudited)	Janus Aspen Enterprise Portfolio(1)
and through each fiscal year ended December 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$21.26	$39.96	$32.97	$29.02	$25.84	$21.40
Income from Investment Operations:
Net investment income/(loss)	(.02)	.13	.12	.03	.08	.02
Net gain/(loss) on investments (both realized and unrealized)	3.06	(16.82)	7.15	3.92	3.10	4.42
Total from Investment Operations	3.04	(16.69)	7.27	3.95	3.18	4.44
Less Distributions:
Dividends (from net investment income)*	–	(.08)	(.08)	–	–	–
Distributions (from capital gains)*	–	(1.93)	(.20)	–	–	–
Total Distributions	–	(2.01)	(.28)	–	–	–
Net Asset Value, End of Period	$24.30	$21.26	$39.96	$32.97	$29.02	$25.84
Total Return**	14.30%	(43.75)%	22.10%	13.61%	12.31%	20.75%
Net Assets, End of Period (in thousands)	$308,381	$279,088	$565,996	$523,173	$532,085	$1,205,813
Average Net Assets for the Period (in thousands)	$276,237	$453,662	$550,938	$525,467	$706,963	$1,579,383
Ratio of Gross Expenses to Average Net Assets***(2)(3)	0.72%	0.67%	0.68%	0.69%	0.67%	0.66%
Ratio of Net Expenses to Average Net Assets***(3)	0.72%	0.67%	0.68%	0.69%	0.67%	0.66%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.27)%	0.32%	0.27%	(0.03)%	(0.01)%	(0.05)%
Portfolio Turnover Rate***	45%	60%	45%	41%	32%	25%

Service Shares

For a share outstanding during
the six-month period ended June 30, 2009 (unaudited)	Janus Aspen Enterprise Portfolio(1)
and through each fiscal year ended December 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$20.70	$38.97	$32.19	$28.41	$25.36	$21.05
Income from Investment Operations:
Net investment income/(loss)	(.07)	.02	.04	(.09)	(.05)	(.05)
Net gain/(loss) on investments (both realized and unrealized)	3.00	(16.34)	6.96	3.87	3.10	4.36
Total from Investment Operations	2.93	(16.32)	7.00	3.78	3.05	4.31
Less Distributions:
Dividends (from net investment income)*	–	(.02)	(.02)	–	–	–
Distributions (from capital gains)*	–	(1.93)	(.20)	–	–	–
Total Distributions	–	(1.95)	(.22)	–	–	–
Net Asset Value, End of Period	$23.63	$20.70	$38.97	$32.19	$28.41	$25.36
Total Return**	14.15%	(43.88)%	21.80%	13.31%	12.03%	20.48%
Net Assets, End of Period (in thousands)	$198,365	$186,105	$368,990	$254,484	$256,225	$240,418
Average Net Assets for the Period (in thousands)	$181,200	$300,898	$300,362	$253,611	$244,487	$211,792
Ratio of Gross Expenses to Average Net Assets***(2)(3)	0.97%	0.92%	0.93%	0.94%	0.92%	0.91%
Ratio of Net Expenses to Average Net Assets***(3)	0.97%	0.92%	0.93%	0.94%	0.92%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.52)%	0.07%	0.01%	(0.28)%	(0.23)%	(0.28)%
Portfolio Turnover Rate***	45%	60%	45%	41%	32%	25%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly named Janus Aspen Mid Cap Growth Portfolio.
(2)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3)	See “Explanations of Charts, Tables and Financial Statements.”

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2009  13

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Mid-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P MidCap 400 Index	An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Enterprise Portfolio*
Common Stock
Aerospace and Defense	$2,940,888	$3,710,765	$–
Agricultural Operations	–	2,068,816	–
Airlines	–	7,515,060	–
Casino Hotels	–	5,403,991	–
Distribution/Wholesale	4,353,397	9,628,421	–
Electronic Components – Semiconductors	–	3,539,950	–
Medical – Drugs	–	2,912,726	–
Retail – Apparel and Shoe	6,869,098	6,678,934	–
All Other	447,033,811	–	–

Money Market	–	2,931,196	–

Total Investments in Securities	$461,197,194	$44,389,859	$–

Other Financial Instruments(a):
Foreign Currency Contracts, Open	$–	$(199,926)	$–

*	Formerly named Janus Aspen Mid Cap Growth Portfolio.
(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options and swap contracts are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates as of June 30, 2009 is noted below.

Portfolio	Aggregate Value

Janus Aspen Enterprise Portfolio(1)	$21,604,008

(1)	Formerly named Janus Aspen Mid Cap Growth Portfolio.

14  Janus Aspen Series  June 30, 2009

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Enterprise Portfolio (formerly named Janus Aspen Mid Cap Growth Portfolio) (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes fourteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Aspen Series  June 30, 2009  15

Notes to Financial Statements (unaudited) (continued)

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits such as income tax expense on the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended June 30, 2009, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles, and expands disclosure requirements regarding fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within the fiscal year. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

16  Janus Aspen Series  June 30, 2009

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2009 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued FASB staff position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. The Portfolio adopted FSP 157-4 in the current reporting period.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, options contracts, swap contracts, forward contracts, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. OTC derivatives, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Janus Aspen Series  June 30, 2009  17

Notes to Financial Statements (unaudited) (continued)

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to foreign currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price.

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in Long-Term Equity Anticipation Securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic

18  Janus Aspen Series  June 30, 2009

and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to market risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer, is the fair value of the contract. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an

Janus Aspen Series  June 30, 2009  19

Notes to Financial Statements (unaudited) (continued)

investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A Portfolio investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Disclosures for Derivative Instruments
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Portfolio adopted SFAS No. 161 in the current reporting period.

Fair Value of Derivative Instruments as of June 30, 2009 (unaudited)

Derivatives not accounted for as hedging	Asset Derivatives		Liability Derivatives
instruments under Statement 133	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign Exchange Contracts	Forward currency contracts	$–	Forward currency contracts	$199,926

Total		$–		$199,926

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2009 (unaudited)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under Statement 133	Futures	Swaps	Options	Forward Currency Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$(370,053)	$(370,053)

Total	$–	$–	$–	$(370,053)	$(370,053)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under Statement 133	Futures	Swaps	Options	Forward Currency Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	$590,314	$590,314

Total	$–	$–	$–	$590,314	$590,314

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio

20  Janus Aspen Series  June 30, 2009

turnover, a decrease in net asset value, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
Pursuant to an exemptive order received from the Securities and Exchange Commission (“SEC”), the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater

Janus Aspen Series  June 30, 2009  21

Notes to Financial Statements (unaudited) (continued)

price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

22  Janus Aspen Series  June 30, 2009

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.64%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer and compliance staff of the Trust. Total compensation of $34,156 was paid by the Trust during the six-month period ended June 30, 2009. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2009 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended June 30, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the six-month period ended June 30, 2009.

For the six-month period ended June 30, 2009, Janus Capital assumed $648 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Assets and Liabilities (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Assets and Liabilities (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

During the six-month period ended June 30, 2009, the Portfolio recorded distributions from affiliated investment

Janus Aspen Series  June 30, 2009  23

Notes to Financial Statements (unaudited) (continued)

companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/09

Janus Aspen Enterprise Portfolio(1)
Janus Cash Liquidity Fund LLC	$41,256,511	$38,356,315	$4,793	$2,931,196

(1)	Formerly named Janus Aspen Mid Cap Growth Portfolio.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Aspen Enterprise Portfolio(1)	$510,892,037	$94,330,839	$(99,635,823)	$(5,304,984)

(1)	Formerly named Janus Aspen Mid Cap Growth Portfolio.

Net capital loss carryovers as of December 31, 2008 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2008

	December 31,	December 31,	December 31,	Accumulated
Portfolio	2009	2010	2011	Capital Losses

Janus Aspen Enterprise Portfolio(1)(2)	$(136,332,562)	$(53,089,575)	$(24,166,141)	$(213,588,278)

(1)	Formerly named Janus Aspen Mid Cap Growth Portfolio.
(2)	Capital loss carryover is subject to annual limitations.

During the year ended December 31, 2008, the following capital loss carryovers were utilized by the Portfolio as indicated in the table below.

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Enterprise Portfolio(1)	$90,006,088

(1)	Formerly named Janus Aspen Mid Cap Growth Portfolio.

24  Janus Aspen Series  June 30, 2009

6.	Capital Share Transactions

	Janus Aspen
For the six-month period ended	Enterprise
June 30, 2009 (unaudited) and the fiscal year ended	Portfolio(1)
December 31, 2008 (all numbers in thousands)	2009	2008

Transactions in Portfolio Shares – Institutional Shares
Shares sold	828	1,323
Reinvested dividends and distributions	–	773
Shares repurchased	(1,264)	(3,133)
Net Increase/(Decrease) in Portfolio Shares	(436)	(1,037)
Shares Outstanding, Beginning of Period	13,127	14,164
Shares Outstanding, End of Period	12,691	13,127
Transactions in Portfolio Shares – Service Shares
Shares sold	710	2,525
Reinvested dividends and distributions	–	490
Shares repurchased	(1,306)	(3,492)
Net Increase/(Decrease) in Portfolio Shares	(596)	(477)
Shares Outstanding, Beginning of Period	8,992	9,469
Shares Outstanding, End of Period	8,396	8,992

(1)	Formerly named Janus Aspen Mid Cap Growth Portfolio.

7.	Purchases and Sales of Investment Securities

For the six-month period ended June 30, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Enterprise Portfolio(1)	$101,466,747	$124,414,786	$–	$–

(1)	Formerly named Janus Aspen Mid Cap Growth Portfolio.

8.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named

Janus Aspen Series  June 30, 2009  25

Notes to Financial Statements (unaudited) (continued)

Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the Court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the Court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. After the parties completed the supplemental briefing in the Marini case, on June 12, 2009, the Court granted judgment in Janus’ favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. However, in July 2009, a Stipulation of Dismissal was filed, which dismissed the case with prejudice. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely’s favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys’ fees, and damage enhancement under the Colorado Wage Act. Upon receipt of the parties’ notice of satisfaction of judgment, in July 2009, the Court ordered the matter dismissed with prejudice. Trial in the Malley matter was scheduled to commence in April 2009 but was subsequently continued at the request of Plaintiff. On August 4, 2009, a Stipulated Motion for Dismissal was filed, which resulted in the Court ordering the matter dismissed with prejudice.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

26  Janus Aspen Series  June 30, 2009

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-877-335-2687 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-877-335-2687 (toll free).

Janus Aspen Series  June 30, 2009  27

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the six-month period ended June 30, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

28  Janus Aspen Series  June 30, 2009

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the

Janus Aspen Series  June 30, 2009  29

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

30  Janus Aspen Series  June 30, 2009

Notes

Janus Aspen Series  June 30, 2009  31

Notes

32  Janus Aspen Series  June 30, 2009

Notes

Janus Aspen Series  June 30, 2009  33

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, go to janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

151 Detroit Street Denver, CO 80206 1-877-335-2687

Portfolio distributed by Janus Distributors LLC (8/09)

C-0709-338	109-24-702 08-09

2009 Semiannual Report
Janus Aspen Series

Janus Aspen Flexible Bond Portfolio

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Schedule of Investments	17
Notes to Financial Statements	18
Additional Information	31
Explanations of Charts, Tables and Financial Statements	32

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was June 30, 2009. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2009 to June 30, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least May 1, 2010. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  June 30, 2009  1

Janus Aspen Flexible Bond Portfolio (unaudited)

Portfolio Snapshot
This bond portfolio continually adjusts its allocations among different types of bond investments in an attempt to take advantage of ever-changing market conditions.

Gibson Smith
co-portfolio manager

Darrell Watters
co-portfolio manager

Performance Overview

During the six-month period ended June 30, 2009, Janus Aspen Flexible Bond Portfolio’s Institutional Shares and Service Shares returned 4.91% and 4.78%, respectively, compared to a 1.90% return for the Portfolio’s benchmark, the Barclays Capital U.S. Aggregate Bond Index.

Economic Overview

In the fixed income market, the flight-to-quality trade that was strongly evident in the second half of 2008 finally eased in January, as evidenced by a significant drop in high-yield corporate spreads relative to Treasuries and long-term government bond yields rebounded from historic lows reached in December. The trend of gravitating towards risk that started in the first quarter continued strongly in the second quarter until near the end, when a back-up in Treasury yields appeared to cool appetites for riskier credits. High-yield bonds were easily the best performing segment during the period, as spreads tightened 717 basis points (bps) from historic highs last year, as indices posted gains over 30% (prices move inversely to yield). Commercial mortgage-backed securities (CMBS), which also performed poorly in late 2008, were the second best performing segment. Investment grade corporate spreads also tightened 249 bps during the period to lift indices over 6%. Long-term government bonds were easily the worst performing segment (down over 11%), as the Treasury yield widened across all maturities but was widest at the long end.

Portfolio Comments

We reduced our exposure in agency mortgage-backed securities (MBS) to zero late in the period after spreads relative to Treasuries tightened due to the U.S. Federal Reserve’s (Fed) buying of these securities. Spreads later spiked as the market became concerned the Fed would ease its purchases. Our non-index high yield exposure increased from an average of 8% during the period to 13.1% by period end due to the unprecedented opportunity we saw within that segment of the market.

In terms of corporate sectors, we moved to a more than double the index weighting in banks while modestly lowering our exposure to defensive sectors that have performed well during the downturn, such as food/beverage and electric utilities. Meanwhile, our weightings in healthcare and technology were substantially higher than the index. While we were underweight Treasuries most of the period, we moved to a slight overweight by period end and focused our exposure on the shorter end of the curve – maturities of five years and lower. The Portfolio’s overall duration was 4.7 years as compared to 4.2 years for the benchmark. Our duration was expressed in longer maturity credits rather than in Treasuries

Contributors to performance

Our more than three times weighting in corporate credits (67.7% vs. 22.1%) and our security selection within credits were the largest contributors to performance. Within corporates, our significant overweight in the BBB-rated credits and our exposure to high-yield debt were major contributors as well. Our overweight and our holdings in industrial materials and food/beverage were top contributors, as was our overweight in natural gas pipelines. Among individual credits, Citigroup Inc. was the top individual contributor, as it was among those that rallied significantly during the period. We invested in the bank’s subordinated debt based on the government’s pledge that it would not let the bank fail and therefore would support its capital structure.

Anheuser-Busch InBev, a global brewer, saw its various credits rally as management continued to deliver on its pledge to sell assets and pay down debt it incurred when InBev acquired Anheuser-Busch last year. Consistent with our philosophy, we favor the company’s bonds due to its free cash generation potential, cost reduction efforts and management’s commitment to paying down debt.

Lastly, our positioning on the short-end of the Treasury curve was a major contributor, as it was the longer maturity Treasuries that performed the worst during the period. In addition, we benefited from a general underweight to Treasuries and government agency debt.

Detractors from performance

The main detractor from relative performance was our lack of exposure to asset-backed securities (ABS) and CMBS that outperformed. Our underweight (and eventual zero weighting) in agency MBS also detracted, as these securities modestly outperformed the index.

2  Janus Aspen Series  June 30, 2009

(unaudited)

Our security selection in the banking sector and our lack of exposure to real estate investment trusts (REITs) were the largest detractors on a corporate sector basis. Among individual credits, our holdings in the Bank of America’s credits lagged those of the index. We believe the bank will emerge stronger from the present dislocation in the financials sector, but our senior holdings underperformed subordinated debt. The government has indicated that it will stand behind Bank of America, which gives us confidence the bank will survive and eventually prosper. We also believe the bank will create synergies with its acquisition of Merrill Lynch last year.

Our holdings in JP Morgan Chase’s senior debt did not perform as well as its subordinated debt. We consider JP Morgan to be the leader in the banking sector and that its CEO, Jamie Dimon, is the best leader in the industry. The bank has maintained strong returns on capital and it has been disciplined in managing its balance sheet.

Outlook

We have witnessed a significant reversion from the historical spread widening that occurred during the latter half of 2008. This tightening led to risk-taking in all markets and outperformance of riskier assets. As bottom-up investors, our meetings with management teams and company visits indicate to us there has been some economic stability, but companies are not seeing improvement in end demand. The question is when will the substantial liquidity provided by governments and central banks be withdrawn, so we are watching the Treasury market and the dollar as cues as to what will happen.

In the next 12 to 18 months, deflationary pressures, such as rising unemployment and reduced consumer spending, will likely outweigh inflationary pressures. Inflation will likely be the most important determinant of interest rates three to five years from now. We believe the moves by governments are going to work and economies will resume normal growth rates if not accelerated growth rates and that interest rates will be higher in three to five years.

We are now at a stage where individual security selection in the credit market is likely going to drive returns. We believe detailed credit analysis, which is what we emphasize, will identify the great companies that are still cheap in this market from bad companies that are going to go bankrupt. We believe in our ability to add value with individual credit selection, but we are being very cautious as to how and when we add risk to the portfolio. In terms of credit selection, our focus is on companies that have considerable assets, strong cash-flow generation potential and whose managements are focused on debt reduction.

Thank you for entrusting your assets to us and your investment in Janus Aspen Flexible Bond Portfolio.

Janus Aspen Series  June 30, 2009  3

Janus Aspen Flexible Bond Portfolio (unaudited)

Janus Aspen Flexible Bond Portfolio At A Glance

Portfolio Profile
June 30, 2009

Weighted Average Maturity	6.3 Years
Average Effective Duration*	4.8 Years
30-day Current Yield**
Institutional Shares	4.65%
Service Shares	4.42%
Weighted Average Fixed Income Credit Rating	A/A-
Number of Bonds/Notes	234

*	A Theoretical measure of price volatility
**	Yield will fluctuate

Ratings†Summary – (% of Net Assets)
June 30, 2009

AAA	28.3%
AA	7.8%
A	11.0%
BBB	30.3%
BB	10.3%
B	3.1%
CCC	0.8%
Other	8.4%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2009

Asset Allocation – (% of Net Assets)
As of June 30, 2009

Emerging markets comprised 0.1% of total net assets.

4  Janus Aspen Series  June 30, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2009						Expense Ratios – for the fiscal year ended December 31, 2008
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Flexible Bond Portfolio

Institutional Shares	4.91%	9.52%	5.69%	6.12%	7.11%	0.60%	0.60%(a)

Service Shares	4.78%	9.18%	5.42%	5.85%	6.90%	0.85%	0.85%(b)

Barclays Capital U.S. Aggregate Bond Index	1.90%	6.05%	5.01%	5.98%	5.95%

Lipper Quartile – Institutional Shares	–	1st	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Intermediate Investment Grade Debt Funds	–	7/73	11/60	5/28	1/12

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

(a) Janus Capital contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2010. The expense waiver shown reflects the application of such limit. Total returns and yields shown include fee waivers, if any, and without such waivers, total returns and yields would have been lower.

(b) Janus Capital contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding the distribution and shareholder servicing fee, brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2010. The expense waiver shown reflects the application of such limit. Total returns and yields shown include fee waivers, if any, and without such waivers, total returns and yields would have been lower.

See important disclosures on the next page.

Janus Aspen Series  June 30, 2009  5

Janus Aspen Flexible Bond Portfolio (unaudited)

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s total operating expenses did not exceed the expense limit so no waivers were in effect for the fiscal year ended December 31, 2008.

The Portfolio’s performance may be affected by risks that include those associated with non-investment grade debt securities and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

Portfolios that invest in bonds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond portfolios. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Portfolio and selling of bonds within the Portfolio by the portfolio managers.

Portfolios that invest in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, it may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Portfolio invests in mortgage-backed securities.  Mortgage-backed securities are subject to prepayment risk (early payoff of mortgages during periods of declining interest rates) and extension risk (extending the duration of mortgage-backed securities during periods of rising interest rates). These risks may increase the volatility of these securities and affect total returns.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

6  Janus Aspen Series  June 30, 2009

(unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/09)	(6/30/09)	(1/1/09-6/30/09)†

Actual	$1,000.00	$1,050.00	$2.95

Hypothetical (5% return before expenses)	$1,000.00	$1,021.92	$2.91

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/09)	(6/30/09)	(1/1/09-6/30/09)†

Actual	$1,000.00	$1,047.80	$4.21

Hypothetical (5% return before expenses)	$1,000.00	$1,020.68	$4.16

†	Expenses are equal to the annualized expense ratio of 0.58% for Institutional Shares and 0.83% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

Janus Aspen Series  June 30, 2009  7

Janus Aspen Flexible Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2009

Principal Amount		Value

Corporate Bonds – 67.9%
Advertising Services – 0.3%
$285,000	WPP Finance UK, 5.8750%, 6/15/14	$266,061
885,000	WPP Finance UK, 8.0000%, 9/15/14	898,743
		1,164,804
Aerospace and Defense – 0.6%
1,065,000	BAE Systems PLC, 4.9500% 6/1/14 (144A)§	1,070,479
930,000	BAE Systems PLC, 6.3750% 6/1/19 (144A)§	950,825
		2,021,304
Agricultural Chemicals – 1.3%
787,000	Mosaic Co., 7.6250%, 12/1/16 (144A)	797,821
1,610,000	Potash Corporation of Saskatchewan, Inc. 5.2500%, 5/15/14	1,661,509
1,685,000	Potash Corporation of Saskatchewan, Inc. 6.5000%, 5/15/19	1,815,621
		4,274,951
Agricultural Operations – 0.1%
275,000	Bunge, Ltd. Finance Corp. 8.5000%, 6/15/19	287,554
Appliances – 0.2%
495,000	Whirlpool Corp., 8.0000%, 5/1/12	512,313
Beverages – Non-Alcoholic – 0.9%
1,145,000	Dr. Pepper Snapple Group, Inc. 6.1200%, 5/1/13	1,185,352
605,000	Dr. Pepper Snapple Group, Inc. 6.8200%, 5/1/18	639,797
365,000	Dr. Pepper Snapple Group, Inc. 7.4500%, 5/1/38	387,066
645,000	PepsiCo, Inc., 3.7500%, 3/1/14	657,963
		2,870,178
Beverages – Wine and Spirits – 0.4%
1,425,000	Brown-Forman Corp., 5.0000%, 2/1/14	1,468,310
Brewery – 1.7%
1,470,000	Anheuser-Busch InBev Worldwide, Inc. 7.2000%, 1/15/14 (144A)	1,580,429
1,470,000	Anheuser-Busch InBev Worldwide, Inc. 7.7500%, 1/15/19 (144A)	1,607,674
2,310,000	Anheuser-Busch InBev Worldwide, Inc. 8.2000%, 1/15/39 (144A)	2,572,585
		5,760,688
Building – Residential and Commercial – 0.5%
960,000	MDC Holdings, Inc., 5.3750%, 12/15/14	902,037
730,000	Toll Brothers Finance Corp. 5.9500%, 9/15/13	685,363
		1,587,400
Building Products – Cement and Aggregate – 0.5%
365,000	CRH America, Inc., 5.6250%, 9/30/11	358,232
735,000	CRH America, Inc., 6.9500%, 3/15/12	738,559
615,000	Martin Marietta Materials, Inc. 6.6000%, 4/15/18	584,703
		1,681,494
Cable Television – 2.5%
695,000	Comcast Corp., 6.3000%, 11/15/17	735,566
425,000	Comcast Corp., 5.7000%, 5/15/18	427,284
$1,205,000	COX Communications, Inc. 4.6250%, 1/15/10	1,210,712
2,155,000	COX Communications, Inc. 6.2500%, 6/1/18 (144A)	2,130,282
770,000	COX Communications, Inc. 9.3750%, 1/15/19 (144A)	927,182
665,000	Time Warner Cable, Inc. 6.7500%, 7/1/18	692,643
375,000	Time Warner Cable, Inc. 8.7500%, 2/14/19	436,853
735,000	Time Warner Cable, Inc. 8.2500%, 4/1/19	833,944
1,020,000	Time Warner Cable, Inc. 6.7500%, 6/15/39	992,757
		8,387,223
Casino Hotels – 0%
80,000	Ameristar Casinos, Inc. 9.2500%, 6/1/14 (144A)	81,600
Casino Services – 0.5%
1,660,000	International Game Technology 7.5000%, 6/15/19	1,674,907
Cellular Telecommunications – 0.8%
960,000	Verizon Wireless Capital LLC 5.2500%, 2/1/12 (144A)	1,012,475
1,400,000	Verizon Wireless Capital LLC 7.3750%, 11/15/13 (144A)	1,565,911
		2,578,386
Chemicals – Diversified – 0.7%
1,650,000	Dow Chemical Co., 8.5500%, 5/15/19	1,652,937
685,000	E.I. du Pont de Nemours & Co. 5.0000%, 7/15/13	720,367
		2,373,304
Commercial Banks – 3.0%
1,780,000	American Express Bank FSB 5.5000%, 4/16/13	1,746,836
1,370,000	Barclays Bank PLC, 6.7500%, 5/22/19	1,358,728
1,395,000	BB&T Corp., 5.7000%, 4/30/14	1,424,898
1,395,000	BB&T Corp., 6.8500%, 4/30/19	1,450,750
1,410,000	Credit Suisse New York, 5.0000%, 5/15/13	1,441,475
2,490,000	Credit Suisse New York, 5.5000%, 5/1/14	2,586,960
		10,009,647
Commercial Services – 0.3%
1,015,000	Iron Mountain, Inc., 8.6250%, 4/1/13	1,012,463
Commercial Services – Finance – 0.5%
1,540,000	Western Union Co., 6.5000%, 2/26/14	1,643,651
Computers – 0.3%
600,000	Hewlett-Packard Co., 2.2500%, 5/27/11	601,828
295,000	Hewlett-Packard Co., 2.9500%, 8/15/12	297,181
		899,009
Consulting Services – 0.1%
265,000	FTI Consulting, Inc., 7.7500%, 10/1/16	253,075
Consumer Finance – 0.5%
1,865,000	GMAC LLC, 6.8750%, 9/15/11 (144A)	1,631,875
Consumer Products – Miscellaneous – 0.1%
330,000	Clorox Co., 5.0000%, 3/1/13	342,953

See Notes to Schedule of Investments and Financial Statements.

8  Janus Aspen Series  June 30, 2009

Schedule of Investments (unaudited)

As of June 30, 2009

Principal Amount		Value

Containers – Metal and Glass – 0.4%
$825,000	Owens-Brockway Glass Container, Inc. 8.2500%, 5/15/13	$829,125
565,000	Owens-Brockway Glass Container, Inc. 6.7500%, 12/1/14	539,575
		1,368,700
Containers – Paper and Plastic – 0.1%
480,000	Graphic Packaging International, Inc. 9.5000%, 8/15/13	458,400
Cosmetics and Toiletries – 0.6%
315,000	Chattem, Inc., 7.0000%, 3/1/14	300,825
530,000	Estee Lauder Companies, Inc. 7.7500%, 11/1/13	601,111
1,063,000	Procter & Gamble Co., 4.6000%, 1/15/14	1,117,938
		2,019,874
Data Processing and Management – 0.2%
660,000	Fiserv, Inc., 6.8000%, 11/20/17	667,473
Dialysis Centers – 0.3%
905,000	DaVita, Inc., 6.6250%, 3/15/13	852,963
Diversified Financial Services – 0.6%
795,000	General Electric Capital Corp. 4.8000%, 5/1/13	795,866
1,100,000	General Electric Capital Corp. 5.9000%, 5/13/14	1,122,727
		1,918,593
Diversified Minerals – 1.1%
670,000	Teck Resources, Ltd., 7.0000%, 9/15/12	661,625
2,435,000	Teck Resources, Ltd. 9.7500%, 5/15/14 (144A)	2,520,225
645,000	Teck Resources, Ltd., 5.3750%, 10/1/15	548,250
		3,730,100
Diversified Operations – 5.3%
605,000	Eaton Corp., 4.9000%, 5/15/13	608,744
770,000	Goldman Sachs Group, Inc. 5.4500%, 11/1/12	796,172
1,405,000	Goldman Sachs Group, Inc. 7.5000%, 2/15/19	1,504,435
3,250,000	ITT Corp., 4.9000%, 5/1/14	3,227,776
3,740,000	JPMorgan Chase & Co., 6.0000%, 1/15/18	3,715,341
510,000	Kansas City Southern Railway 13.0000%, 12/15/13	561,000
1,035,000	SPX Corp., 7.6250%, 12/15/14	998,775
2,980,000	Tyco Electronics Group S.A. 6.0000%, 10/1/12	2,926,432
700,000	Tyco Electronics Group S.A. 5.9500%, 1/15/14	653,711
990,000	Tyco Electronics Group S.A. 6.5500%, 10/1/17	898,847
2,327,000	Tyco Electronics Group S.A. 7.1250%, 10/1/37	1,885,501
		17,776,734
Electric – Generation – 0.9%
1,835,000	Allegheny Energy Supply Co. LLC 8.2500%, 4/15/12 (144A)	1,909,305
1,580,000	Edison Mission Energy, 7.0000%, 5/15/17	1,212,650
		3,121,955
Electric – Integrated – 2.1%
$1,585,000	CMS Energy Corp., 6.3000%, 2/1/12	1,537,210
1,270,000	Monongahela Power Co. 6.7000%, 6/15/14	1,318,002
590,000	Pacific Gas & Electric Co. 4.8000%, 3/1/14	621,141
910,000	PPL Energy Supply LLC 5.7000%, 10/15/15	918,453
1,400,000	Southern California Edison Co. 7.6250%, 1/15/10	1,440,006
1,250,000	Virginia Electric and Power Co. 5.1000%, 11/30/12	1,320,858
		7,155,670
Electronic Components – Semiconductors – 0.6%
1,170,000	National Semiconductor Corp. 0.8794%, 6/15/10	1,053,078
940,000	National Semiconductor Corp. 6.1500%, 6/15/12	917,538
180,000	National Semiconductor Corp. 6.6000%, 6/15/17	157,434
		2,128,050
Enterprise Software/Services – 0.7%
1,403,000	BMC Software, Inc., 7.2500%, 6/1/18	1,428,601
905,000	CA, Inc., 6.1250%, 12/1/14	877,850
		2,306,451
Fiduciary Banks – 0.5%
1,620,000	Northern Trust Corp., 4.6250%, 5/1/14	1,664,725
Finance – Auto Loans – 0.8%
1,860,000	Ford Motor Credit Co. LLC 7.3750%, 2/1/11	1,683,812
1,045,000	Ford Motor Credit Co. LLC 7.2500%, 10/25/11	903,860
		2,587,672
Finance – Credit Card – 0.2%
825,000	American Express Co., 7.0000%, 3/19/18	801,106
Finance – Investment Bankers/Brokers – 5.5%
2,495,000	Bank of America Corp., 7.3750%, 5/15/14	2,577,375
680,000	Bank of America Corp., 5.4200%, 3/15/17	564,701
2,490,000	Charles Schwab Corp., 4.9500%, 6/1/14	2,532,766
2,120,000	Citigroup, Inc., 5.6250%, 8/27/12	1,984,816
1,255,000	Goldman Sachs Group, Inc. 6.0000%, 5/1/14	1,309,793
4,150,000	Jefferies Group, Inc., 8.5000%, 7/15/19	4,116,683
1,035,000	JPMorgan Chase & Co., 6.3000%, 4/23/19	1,041,028
850,000	Lazard Group LLC, 6.8500%, 6/15/17	780,858
3,465,000	Morgan Stanley, 4.7500%, 4/1/14	3,273,004
		18,181,024
Finance – Other Services – 0.6%
1,890,000	CME Group, Inc., 5.7500%, 2/15/14	2,015,528
Food – Meat Products – 0.2%
860,000	Smithfield Foods, Inc., 7.0000%, 8/1/11	817,000
Food – Miscellaneous/Diversified – 1.3%
670,000	Dole Food Co., Inc. 13.8750%, 3/15/14 (144A)	737,000
1,499,000	General Mills, Inc., 5.2500%, 8/15/13	1,583,232
360,000	Kellogg Co., 4.2500%, 3/6/13	370,599
880,000	Kraft Foods, Inc., 6.7500%, 2/19/14	965,158

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2009  9

Janus Aspen Flexible Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2009

Principal Amount		Value

Food – Miscellaneous/Diversified – (continued)
$760,000	Kraft Foods, Inc., 6.1250%, 2/1/18	$785,781
		4,441,770
Food – Retail – 2.4%
360,000	Delhaize Group, 5.8750%, 2/1/14	369,608
525,000	Kroger Co., 7.5000%, 1/15/14	587,459
1,065,000	Kroger Co., 6.4000%, 8/15/17	1,129,092
2,016,000	Safeway, Inc., 6.2500%, 3/15/14	2,163,458
2,430,000	SUPERVALU, Inc., 7.5000%, 11/15/14	2,332,800
1,375,000	SUPERVALU, Inc., 8.0000%, 5/1/16	1,333,750
		7,916,167
Gas – Distribution – 0.1%
365,000	Southern Star Central Gas Pipeline, Inc. 6.0000%, 6/1/16 (144A)	328,956
Hotels and Motels – 0.6%
1,225,000	Marriott International Inc. 4.6250%, 6/15/12	1,219,476
565,000	Marriott International Inc. 5.6250%, 2/15/13	557,788
395,000	Starwood Hotels & Resorts Worldwide, Inc., 7.8750%, 10/15/14	371,300
		2,148,564
Independent Power Producer – 0.8%
1,685,000	NRG Energy, Inc., 8.5000%, 6/15/19	1,632,344
925,000	Reliant Energy, Inc., 7.6250%, 6/15/14	846,375
214,000	Reliant Energy, Inc., 7.8750%, 6/15/17	191,530
		2,670,249
Investment Management and Advisory Services – 0.5%
1,655,000	Ameriprise Financial, Inc. 7.3000%, 6/28/19	1,693,576
Medical – Biomedical and Genetic – 0.6%
1,030,000	Bio-Rad Laboratories, Inc. 6.1250%, 12/15/14	937,300
950,000	Bio-Rad Laboratories, Inc. 8.0000%, 9/15/16 (144A)	940,500
		1,877,800
Medical – Drugs – 0.8%
1,700,000	Merck & Co., Inc., 5.0000%, 6/30/19	1,721,301
880,000	Pfizer, Inc., 5.3500%, 3/15/15	945,648
		2,666,949
Medical – Hospitals – 0.7%
835,000	CHS/Community Health Systems, Inc. 8.8750%, 7/15/15	818,300
855,000	HCA, Inc., 9.2500%, 11/15/16	842,175
850,000	HCA, Inc., 8.5000%, 4/15/19 (144A)	833,000
		2,493,475
Medical – Wholesale Drug Distributors – 0.5%
790,000	McKesson Corp., 6.5000%, 2/15/14	842,866
680,000	McKesson Corp., 7.5000%, 2/15/19	765,782
		1,608,648
Medical Instruments – 0.4%
825,000	Beckman Coulter, Inc., 6.0000%, 6/1/15	864,323
340,000	Beckman Coulter, Inc., 7.0000%, 6/1/19	359,346
		1,223,669
Medical Labs and Testing Services – 1.8%
$680,000	Laboratory Corp. of America Holdings 5.6250%, 12/15/15	633,893
2,575,000	Roche Holdings, Inc. 4.5000%, 3/1/12 (144A)	2,707,084
1,540,000	Roche Holdings, Inc. 6.0000%, 3/1/19 (144A)	1,642,072
750,000	Roche Holdings, Inc. 7.0000%, 3/1/39 (144A)	869,498
		5,852,547
Medical Products – 0.6%
245,000	Baxter International, Inc., 4.0000%, 3/1/14	247,478
1,665,000	Hospira, Inc., 6.4000%, 5/15/15	1,752,672
		2,000,150
Metal – Copper – 0.2%
630,000	Freeport-McMoRan Copper & Gold, Inc. 8.3750%, 4/1/17	634,725
Multi-Line Insurance – 0.9%
1,355,000	MetLife, Inc., 6.7500%, 6/1/16	1,379,465
1,665,000	MetLife, Inc., 7.7170%, 2/15/19	1,780,945
		3,160,410
Non-Hazardous Waste Disposal – 1.4%
905,000	Allied Waste North America, Inc. 6.5000%, 11/15/10	920,838
1,245,000	Allied Waste North America, Inc. 7.2500%, 3/15/15	1,263,675
1,810,000	Allied Waste North America, Inc. 7.1250%, 5/15/16	1,819,049
780,000	Waste Management, Inc., 7.3750%, 8/1/10	812,808
		4,816,370
Office Automation and Equipment – 0.6%
245,000	Xerox Corp., 5.6500%, 5/15/13	241,998
1,560,000	Xerox Corp., 8.2500%, 5/15/14	1,622,187
		1,864,185
Oil – Field Services – 0.3%
760,000	Weatherford International, Ltd. 9.6250%, 3/1/19	894,069
Oil and Gas Drilling – 0.4%
1,150,000	Nabors Industries, Ltd. 9.2500%, 1/15/19 (144A)	1,325,924
Oil Companies – Exploration and Production – 1.4%
135,000	Anadarko Petroleum Corp. 5.7500%, 6/15/14	137,253
1,550,000	Anadarko Petroleum Corp. 5.9500%, 9/15/16	1,529,266
195,000	Anadarko Petroleum Corp. 6.9500%, 6/15/19	196,794
755,000	Forest Oil Corp., 8.0000%, 12/15/11	751,225
735,000	Forest Oil Corp., 8.5000%, 2/15/14 (144A)	722,138
670,000	Kerr-McGee Corp., 6.8750%, 9/15/11	706,626
185,000	Newfield Exploration Co. 7.6250%, 3/1/11	185,463
330,000	Talisman Energy, Inc., 7.7500%, 6/1/19	365,572
		4,594,337

See Notes to Schedule of Investments and Financial Statements.

10  Janus Aspen Series  June 30, 2009

Schedule of Investments (unaudited)

As of June 30, 2009

Principal Amount		Value

Pharmacy Services – 1.3%
$2,175,000	Express Scripts, Inc., 5.2500%, 6/15/12	$2,247,110
1,860,000	Express Scripts, Inc., 6.2500%, 6/15/14	1,968,081
200,000	Express Scripts, Inc., 7.2500%, 6/15/19	220,549
		4,435,740
Pipelines – 2.8%
410,000	El Paso Corp., 12.0000%, 12/12/13	451,000
205,000	El Paso Corp., 8.2500%, 2/15/16	199,363
300,000	El Paso Corp., 7.0000%, 6/15/17	273,226
750,000	Energy Transfer Partners L.P. 5.9500%, 2/1/15	755,641
1,180,000	Enterprise Products Operating LLC 4.6000%, 8/1/12	1,188,071
630	Kern River Funding Corp. 4.8930%, 4/30/18 (144A)§	598
474,000	Kinder Morgan Energy Partners L.P. 5.9500%, 2/15/18	463,990
2,125,000	Kinder Morgan Energy Partners L.P. 6.9500%, 1/15/38	2,058,468
3,315,000	Kinder Morgan Finance Co. ULC 5.7000%, 1/5/16	2,842,613
485,000	Plains All American Pipeline L.P. 8.7500%, 5/1/19	550,353
415,000	Tennessee Gas Pipeline Co. 8.0000%, 2/1/16	434,713
		9,218,036
Reinsurance – 1.6%
3,215,000	Berkshire Hathaway Finance Corp. 4.0000%, 4/15/12 (144A)	3,322,677
1,340,000	Berkshire Hathaway Finance Corp. 5.0000%, 8/15/13	1,405,771
455,000	Berkshire Hathaway Finance Corp. 4.6250%, 10/15/13	475,196
		5,203,644
REIT – Health Care – 0.2%
670,000	Ventas Realty L.P. / Ventas Capital Corp. 6.5000%, 6/1/16	600,488
Resorts and Theme Parks – 0.2%
520,000	Vail Resorts, Inc., 6.7500%, 2/15/14	501,800
Retail – Apparel and Shoe – 0.9%
890,000	Limited Brands, Inc. 8.5000%, 6/15/19 (144A)	852,699
1,135,000	Limited Brands, Inc., 7.6000%, 7/15/37	805,940
1,270,000	Nordstrom, Inc., 6.7500%, 6/1/14	1,320,180
		2,978,819
Retail – Auto Parts – 0.6%
2,090,000	AutoZone, Inc., 5.7500%, 1/15/15	2,084,756
Retail – Discount – 0.2%
620,000	Wal-Mart Stores, Inc., 3.2000%, 5/15/14	614,914
Retail – Office Supplies – 0.1%
325,000	Staples, Inc., 7.7500%, 4/1/11	343,688
Retail – Propane Distribution – 0.2%
850,000	Amerigas Partners L.P., 7.2500%, 5/20/15	796,875
Retail – Regional Department Stores – 0.5%
$1,010,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	858,745
1,010,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	822,833
		1,681,578
Retail – Restaurants – 0.4%
1,345,000	Darden Restaurants, Inc. 5.6250%, 10/15/12	1,364,014
Schools – 0.2%
570,000	Duke University, 4.2000%, 4/1/14	586,245
Special Purpose Entity – 0.3%
625,000	Petroplus Finance, Ltd. 6.7500%, 5/1/14 (144A)	537,500
461,000	Petroplus Finance, Ltd. 7.0000%, 5/1/17 (144A)	382,630
		920,130
Steel – Producers – 2.4%
1,020,000	ArcelorMittal, 5.3750%, 6/1/13	976,943
1,630,000	ArcelorMittal, 9.0000%, 2/15/15	1,718,693
1,065,000	ArcelorMittal, 6.1250%, 6/1/18	931,875
1,620,000	ArcelorMittal, 9.8500%, 6/1/19	1,748,323
1,530,000	Reliance Steel & Aluminum, Co. 6.2000%, 11/15/16	1,240,882
1,466,000	Steel Dynamics, Inc. 8.2500%, 4/15/16 (144A)	1,381,705
		7,998,421
Super-Regional Banks – 1.2%
910,000	Bank of America Corp., 5.6500%, 5/1/18	804,104
1,040,000	Capital One Financial Corp. 7.3750%, 5/23/14	1,072,427
915,000	National City Corp., 6.8750%, 5/15/19	877,918
770,000	Wachovia Corp., 5.7500%, 2/1/18	756,222
460,000	Wells Fargo & Co., 5.6250%, 12/11/17	452,793
		3,963,464
Telecommunication Equipment – 0.1%
475,000	Harris Corp., 6.3750%, 6/15/19	501,259
Telephone – Integrated – 0.3%
920,000	BellSouth Corp., 4.7500%, 11/15/12	952,499
Television – 0.6%
1,620,000	CBS Corp., 8.2000%, 5/15/14	1,661,242
340,000	CBS Corp., 8.8750%, 5/15/19	331,367
		1,992,609
Transportation – Railroad – 0.3%
658,311	CSX Corp., 8.3750%, 10/15/14	725,432
220,000	Kansas City Southern de Mexico 7.3750%, 6/1/14	184,800
		910,232
Transportation – Services – 0.1%
395,000	Fedex Corp., 5.5000%, 8/15/09	396,471
Wireless Equipment – 0.6%
2,080,000	American Tower Corp. 7.2500%, 5/15/19 (144A)	2,012,400

Total Corporate Bonds (cost $219,574,980)		226,359,729

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2009  11

Janus Aspen Flexible Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2009

Principal Amount		Value

U.S. Government Agency Notes – 1.1%
	Fannie Mae:
$150,000	2.8750%, 10/12/10	$154,101
1,564,000	3.6250%, 8/15/11	1,637,930
340,000	5.3750%, 6/12/17	379,339
		2,171,370
	Freddie Mac:
1,565,000	3.8750%, 6/29/11	1,644,505

Total U.S. Government Agency Notes (cost $3,679,167)		3,815,875

U.S. Treasury Notes/Bonds – 27.0%
11,926,000	0.8750%, 1/31/11	11,932,560
2,635,000	0.8750%, 2/28/11	2,633,156
3,950,000	0.8750%, 3/31/11	3,944,600
6,735,000	0.8750%, 5/31/11	6,710,821
2,840,000	1.1250%, 1/15/12	2,821,807
5,733,000	4.6250%, 2/29/12	6,212,692
6,735,000	1.3750%, 5/15/12	6,697,149
1,244,000	4.7500%, 5/31/12	1,356,348
90,000	1.8750%, 6/15/12	90,654
1,482,910	0.6250%, 4/15/13ÇÇ	1,465,300
1,000,000	2.7500%, 10/31/13	1,018,516
7,110,000	1.7500%, 1/31/14	6,910,067
720,000	1.7500%, 3/31/14	696,375
15,725,000	2.2500%, 5/31/14	15,513,657
375,740	1.3750%, 7/15/18ÇÇ	364,233
4,598,140	2.1250%, 1/15/19ÇÇ	4,749,014
4,149,000	2.7500%, 2/15/19	3,885,787
5,415,000	3.1250%, 5/15/19	5,237,334
1,539,334	2.5000%, 1/15/29ÇÇ	1,635,542
2,720,000	5.2500%, 2/15/29	3,059,151
3,110,000	4.2500%, 5/15/39	3,078,402

Total U.S. Treasury Notes/Bonds (cost $89,294,026)		90,013,165

Money Market – 4.0%
13,183,000	Janus Cash Liquidity Fund LLC, 0% (cost $13,183,000)	13,183,000

Total Investments (total cost $325,731,173) – 100.0%		333,371,769

Liabilities, net of Cash, Receivables and Other Assets – 0%		(82,233)

Net Assets – 100%		$333,289,536

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$369,608	0.1%
Bermuda	920,130	0.3%
Canada	10,415,415	3.1%
Luxembourg	11,740,324	3.5%
Mexico	184,800	0.1%
Switzerland	4,922,505	1.5%
United Kingdom	2,523,531	0.7%
United States††	302,295,456	90.7%

Total	$333,371,769	100.0%

††	Includes Short-Term Securities (86.7% excluding Short-Term Securities)

See Notes to Schedule of Investments and Financial Statements.

12  Janus Aspen Series  June 30, 2009

Statement of Assets and Liabilities

Janus Aspen
Flexible
As of June 30, 2009 (unaudited)	Bond
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$325,731
Unaffiliated investments at value	$320,189
Affiliated money market investments	13,183
Cash	747
Receivables:
Investments sold	201
Portfolio shares sold	155
Dividends	1
Interest	3,825
Non-interested Trustees’ deferred compensation	8
Other assets	2
Total Assets	338,311
Liabilities:
Payables:
Investments purchased	4,066
Portfolio shares repurchased	745
Advisory fees	156
Transfer agent fees and expenses	2
Distribution fees – Service Shares	10
Non-interested Trustees’ fees and expenses	4
Non-interested Trustees’ deferred compensation fees	8
Accrued expenses and other payables	30
Total Liabilities	5,021
Net Assets	$333,290
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$318,212
Undistributed net investment income/(loss)*	1,071
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	6,369
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	7,638
Total Net Assets	$333,290
Net Assets – Institutional Shares	$281,423
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	23,633
Net Asset Value Per Share	$11.91
Net Assets – Service Shares	$51,867
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	4,103
Net Asset Value Per Share	$12.64

*	See Note 5 in the Notes to the Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2009  13

Statement of Operations

Janus Aspen
Flexible
For the six-month period ended June 30, 2009 (unaudited)	Bond
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$9,018
Dividends from affiliates	19
Total Investment Income	9,037
Expenses:
Advisory fees	939
Transfer agent fees and expenses	2
Registration fees	15
Custodian fees	12
Audit fees	17
Non-interested Trustees’ fees and expenses	1
Distribution fees – Service Shares	54
Other expenses	37
Non-recurring costs (Note 4)	–
Cost assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	1,077
Expense and Fee Offset	–
Net Expenses	1,077
Net Investment Income/(Loss)	7,960
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	6,683
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,199
Net Gain/(Loss) on Investments	8,882
Net Increase/(Decrease) in Net Assets Resulting from Operations	$16,842

See Notes to Financial Statements.

14  Janus Aspen Series  June 30, 2009

Statements of Changes in Net Assets

	Janus Aspen
	Flexible
For the six-month period ended June 30, 2009 (unaudited)	Bond
and for the fiscal year ended December 31, 2008	Portfolio
(all numbers in thousands)	2009	2008

Operations:
Net investment income/(loss)	$7,960	$15,187
Net realized gain/(loss) from investment and foreign currency transactions	6,683	6,128
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	2,199	(2,471)
Net Increase/(Decrease) in Net Assets Resulting from Operations	16,842	18,844
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(6,955)	(13,615)
Service Shares	(1,022)	(1,213)
Net realized gain/(loss) from investment transactions*
Institutional Shares	(278)	–
Service Shares	(42)	–
Net (Decrease) from Dividends and Distributions	(8,297)	(14,828)
Capital Share Transactions:
Shares sold
Institutional Shares	21,159	50,424
Service Shares	24,355	23,286
Reinvested dividends and distributions
Institutional Shares	7,233	13,615
Service Shares	1,064	1,213
Shares repurchased
Institutional Shares	(63,912)	(56,187)
Service Shares	(7,902)	(13,982)
Net Increase/(Decrease) from Capital Share Transactions	(18,003)	18,369
Net Increase/(Decrease) in Net Assets	(9,458)	22,385
Net Assets:
Beginning of period	342,748	320,363
End of period	$333,290	$342,748

Undistributed net investment income/(loss)*	$1,071	$1,088

*	See Note 5 in Notes to Financial Statements

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2009  15

Financial Highlights

Institutional Shares

For a share outstanding during
the six-month period ended June 30, 2009 (unaudited)	Janus Aspen Flexible Bond Portfolio
and through each fiscal year ended December 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$11.61	$11.46	$11.24	$11.36	$12.14	$12.49
Income from Investment Operations:
Net investment income/(loss)	.28	.53	.53	.54	.60	.66
Net gain/(loss) on investments (both realized and unrealized)	.30	.14	.24	(.08)	(.36)	(.18)
Total from Investment Operations	.58	.67	.77	.46	.24	.48
Less Distributions:
Dividends (from net investment income)*	(.27)	(.52)	(.55)	(.56)	(.59)	(.68)
Distributions (from capital gains)*	(.01)	–	–	(.02)	(.43)	(.15)
Total Distributions	(.28)	(.52)	(.55)	(.58)	(1.02)	(.83)
Net Asset Value, End of Period	$11.91	$11.61	$11.46	$11.24	$11.36	$12.14
Total Return**	5.00%	5.93%	7.04%	4.22%	2.00%	3.97%
Net Assets, End of Period (in thousands)	$281,423	$309,504	$297,919	$264,656	$278,324	$404,522
Average Net Assets for the Period (in thousands)	$310,572	$306,207	$279,676	$264,990	$321,856	$525,932
Ratio of Gross Expenses to Average Net Assets***(1)	0.58%	0.60%	0.61%	0.64%	0.57%	0.59%
Ratio of Net Expenses to Average Net Assets***(1)	0.58%	0.60%	0.61%	0.64%	0.57%	0.59%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.56%	4.56%	4.91%	4.63%	4.18%	4.28%
Portfolio Turnover Rate***	419%	169%	138%(2)	163%(2)	171%(2)	171%

Service Shares

For a share outstanding during
the six-month period ended June 30, 2009 (unaudited)	Janus Aspen Flexible Bond Portfolio
and through each fiscal year ended December 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$12.32	$12.13	$11.86	$11.91	$12.70	$13.11
Income from Investment Operations:
Net investment income/(loss)	.25	.52	.62	.51	.53	.54
Net gain/(loss) on investments (both realized and unrealized)	.34	.16	.17	(.05)	(.31)	(.07)
Total from Investment Operations	.59	.68	.79	.46	.22	.47
Less Distributions:
Dividends (from net investment income)*	(.26)	(.49)	(.52)	(.49)	(.58)	(.73)
Distributions (from capital gains)*	(.01)	–	–	(.02)	(.43)	(.15)
Total Distributions	(.27)	(.49)	(.52)	(.51)	(1.01)	(.88)
Net Asset Value, End of Period	$12.64	$12.32	$12.13	$11.86	$11.91	$12.70
Total Return**	4.78%	5.71%	6.80%	3.98%	1.76%	3.70%
Net Assets, End of Period (in thousands)	$51,867	$33,244	$22,444	$27,630	$32,909	$34,867
Average Net Assets for the Period (in thousands)	$43,549	$28,537	$29,701	$30,780	$33,352	$33,840
Ratio of Gross Expenses to Average Net Assets***(1)	0.83%	0.85%	0.86%	0.89%	0.83%	0.84%
Ratio of Net Expenses to Average Net Assets***(1)	0.83%	0.85%	0.85%	0.89%	0.82%	0.84%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.32%	4.32%	4.66%	4.36%	3.94%	4.03%
Portfolio Turnover Rate***	419%	169%	138%(2)	163%(2)	171%(2)	171%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 6 in Notes to Financial Statements.
(2)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 139% in 2007, 165% in 2006 and 177% in 2005.

See Notes to Financial Statements.

16  Janus Aspen Series  June 30, 2009

Notes to Schedule of Investments (unaudited)

Barclays Capital U.S. Aggregate Bond Index	Is an unmanaged market value weighted index for U.S. dollar-denominated investment-grade debt issues, including government, corporate, mortgage-backed, and asset-backed securities with maturities of at least one year.

Lipper Variable Annuity Intermediate Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

§ Schedule of Restricted and Illiquid Securities (as of June 30, 2009)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Flexible Bond Portfolio
BAE Systems PLC, 4.9500%, 6/1/14 (144A)	6/1/09	$1,070,355	$1,070,479	0.3%
BAE Systems PLC, 6.3750%, 6/1/19 (144A)	6/1/09	934,440	950,825	0.3%
Kern River Funding Corp., 4.8930%, 4/30/18 (144A)	4/28/03	624	598	0.0%

		$2,005,419	$2,021,902	0.6%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2009. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Flexible Bond Portfolio

Corporate Bonds	$–	$226,359,729	$–

U.S. Government Agency Notes	–	3,815,875	–

U.S. Treasury Notes/Bonds	–	90,013,165	–

Money Market	–	13,183,000	–
Total Investments in Securities	$–	$333,371,769	$–

Janus Aspen Series  June 30, 2009  17

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Flexible Bond Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes fourteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in income-producing securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

18  Janus Aspen Series  June 30, 2009

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits such as income tax expense on the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended June 30, 2009, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles, and expands disclosure requirements regarding fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within the fiscal year. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Janus Aspen Series  June 30, 2009  19

Notes to Financial Statements (unaudited) (continued)

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2009 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued FASB staff position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. The Portfolio adopted FSP 157-4 in the current reporting period.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, options contracts, swap contracts, forward contracts, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. OTC derivatives, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

20  Janus Aspen Series  June 30, 2009

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to foreign currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price.

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in Long-Term Equity Anticipation Securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic

Janus Aspen Series  June 30, 2009  21

Notes to Financial Statements (unaudited) (continued)

and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to market risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer, is the fair value of the contract. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an

22  Janus Aspen Series  June 30, 2009

investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A Portfolio investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Disclosures for Derivative Instruments
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Portfolio adopted SFAS No. 161 in the current reporting period. There were no derivatives held by the Portfolio during the six-month period ended June 30, 2009.

3.	Other Investments and Strategies

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Bank Loans
The Portfolio may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Portfolio invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year London Interbank Offered Rate (“LIBOR”).

The Portfolio may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Portfolio may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Portfolio utilizes an independent third party to value individual bank loans on a daily basis.

Janus Aspen Series  June 30, 2009  23

Notes to Financial Statements (unaudited) (continued)

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Floating Rate Loans
The Portfolio may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate such as the LIBOR. LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
Pursuant to an exemptive order received from the Securities and Exchange Commission (“SEC”), the Portfolio may be party to interfund lending agreements between the Portfolio and

24  Janus Aspen Series  June 30, 2009

other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Mortgage- and Asset-Backed Securities
The Portfolio may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government. The Portfolio may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Portfolio’s yield and your return. In addition, mortgage-backed securities may be supported by some form of government or private guarantee and/or insurance. However, there is no assurance that the guarantors or insurers will meet their obligations.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans, may shorten the effective maturities of these securities and may result in a Portfolio having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing a Portfolio’s sensitivity to interest changes and causing its price to decline.

Mortgage Dollar Rolls
The Portfolio may enter into “mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the Portfolio sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. The Portfolio will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income.

The Portfolio’s obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account. To the extent that the Portfolio collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Portfolio is required to purchase may decline below the agreed upon repurchase price.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

Janus Aspen Series  June 30, 2009  25

Notes to Financial Statements (unaudited) (continued)

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Securities Traded on a To-Be-Announced Basis
The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Fannie Mae and/or Freddie Mac) transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales,

26  Janus Aspen Series  June 30, 2009

including the risk that the Portfolio’s losses are theoretically unlimited.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at annual rates of 0.55% of the first $300 million of average daily net assets and 0.45% of average daily net assets in excess of $300 million.

Janus Capital has agreed until at least May 1, 2010 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, exceed an annual rate of 0.90% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital. Amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer and compliance staff of the Trust. Total compensation of $34,156 was paid by the Trust during the six-month period ended June 30, 2009. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2009 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended June 30, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the six-month period ended June 30, 2009.

For the six-month period ended June 30, 2009, Janus Capital assumed $648 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 9. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Assets and Liabilities (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Assets and Liabilities (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce

Janus Aspen Series  June 30, 2009  27

Notes to Financial Statements (unaudited) (continued)

income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

During the six-month period ended June 30, 2009, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/09

Janus Aspen Flexible Bond Portfolio
Janus Cash Liquidity Fund LLC	$233,445,517	$220,271,517	$19,465	$13,183,000

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Flexible Bond Portfolio	$325,899,087	$10,115,134	$(2,642,452)	$7,472,682

During the year ended December 31, 2008, the following capital loss carryovers were utilized by the Portfolio as indicated in the table below.

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Flexible Bond Portfolio	$5,699,733

28  Janus Aspen Series  June 30, 2009

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2009 (unaudited)
and each fiscal year ended December 31

	Institutional Shares						Service Shares
Portfolio	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)

Janus Aspen Flexible Bond Portfolio	0.58%	0.60%	0.61%	0.64%	0.57%	0.59%	0.83%	0.85%	0.86%	0.89%	0.83%	0.84%

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

7.	Capital Share Transactions

For the six-month period ended June 30, 2009 (unaudited) and
the fiscal year ended December 31, 2008	Janus Aspen Flexible Bond Portfolio
(all numbers in thousands)	2009	2008

Transactions in Portfolio Shares – Institutional Shares
Shares sold	1,794	4,346
Reinvested dividends and distributions	615	1,184
Shares repurchased	(5,423)	(4,872)
Net Increase/(Decrease) in Portfolio Shares	(3,014)	658
Shares Outstanding, Beginning of Period	26,647	25,989
Shares Outstanding, End of Period	23,633	26,647
Transactions in Portfolio Shares – Service Shares
Shares sold	1,950	1,904
Reinvested dividends and distributions	85	100
Shares repurchased	(631)	(1,155)
Net Increase/(Decrease) in Portfolio Shares	1,404	849
Shares Outstanding, Beginning of Period	2,699	1,850
Shares Outstanding, End of Period	4,103	2,699

8.	Purchases and Sales of Investment Securities

For the six-month period ended June 30, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Flexible Bond Portfolio	$484,195,537	$458,204,104	$231,829,451	$280,132,191

9.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including

Janus Aspen Series  June 30, 2009  29

Notes to Financial Statements (unaudited) (continued)

ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the Court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the Court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. After the parties completed the supplemental briefing in the Marini case, on June 12, 2009, the Court granted judgment in Janus’ favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. However, in July 2009, a Stipulation of Dismissal was filed, which dismissed the case with prejudice. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely’s favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys’ fees, and damage enhancement under the Colorado Wage Act. Upon receipt of the parties’ notice of satisfaction of judgment, in July 2009, the Court ordered the matter dismissed with prejudice. Trial in the Malley matter was scheduled to commence in April 2009 but was subsequently continued at the request of Plaintiff. On August 4, 2009, a Stipulated Motion for Dismissal was filed, which resulted in the Court ordering the matter dismissed with prejudice.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

30  Janus Aspen Series  June 30, 2009

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-877-335-2687 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-877-335-2687 (toll free).

Janus Aspen Series  June 30, 2009  31

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the six-month period ended June 30, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

32  Janus Aspen Series  June 30, 2009

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the

Janus Aspen Series  June 30, 2009  33

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

34  Janus Aspen Series  June 30, 2009

Notes

Janus Aspen Series  June 30, 2009  35

Notes

36  Janus Aspen Series  June 30, 2009

Notes

Janus Aspen Series  June 30, 2009  37

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, go to janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

151 Detroit Street Denver, CO 80206 1-877-335-2687

Portfolio distributed by Janus Distributors LLC (8/09)

C-0709-338	109-24-705 08-09

2009 Semiannual Report
Janus Aspen Series

Janus Aspen Forty Portfolio

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Schedule of Investments	12
Notes to Financial Statements	13
Additional Information	25
Explanations of Charts, Tables and Financial Statements	26

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2009. As the investing environment changes, so could the manager’s opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2009 to June 30, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  June 30, 2009  1

Janus Aspen Forty Portfolio (unaudited)

Portfolio Snapshot
This high conviction fund invests primarily in companies we believe have sustainable competitive positions with large and growing addressable markets.

Ron Sachs
portfolio manager

Performance Overview

For the six-month period ended June 30, 2009, the Portfolio’s Institutional Shares and Service Shares returned 21.03% and 20.88%, respectively, versus a return of 11.53% for the Portfolio’s primary benchmark, the Russell 1000® Growth Index. The Portfolio’s secondary benchmark, the S&P 500® Index, returned 3.16% for the period. This outperformance was generated by holdings across a variety of sectors. Leading the way, were our selections within information technology, consumer staples and financials. On a negative note, our healthcare names held back relative returns, as investors moved away from typically defensive names. Potential healthcare reform also weighed heavily on the sector.

Market Environment

Equity markets began 2009 sharply lower bringing some indices to multi-year lows before rebounding in April and May. The rally paused in June but not before many broad market indices moved into positive territory for the year. Mid-cap indices significantly outperformed small caps and large caps, which performed similarly. Growth-style indices posted strong gains, while value indices recorded losses for the period across the market capitalization spectrum. Commodities generally performed strongly led by copper and crude oil, although natural gas was sharply lower in the period.

Stocks that Contributed to Performance

Within technology, Research In Motion (RIM) was the top contributor despite losing ground late in the period. We think the company does a good job of integrating hardware and software in its mobile devices. We believe the smart phone market is only going to become a larger percentage of the overall handset market and that RIM is well positioned to benefit from that growing segment. Apple Inc. was another top performing name during the period. Apple remains an attractive holding to us because we think its elegant product line continues to demand a premium from consumers in the market place. We believe its integration of hardware and software will help Apple gain market share in all of its product offerings, from laptops and desktops to an array of mobile devices.

Anheuser-Busch InBev (ABI) was another top contributor. The world’s largest beer company is the dominant brewer in the U.S. and Brazil, two of the most profitable beer markets. We think the beer industry is a great industry with consolidation and rational pricing. ABI is growing its market share and cutting costs in an attempt to improve its returns on capital.

Stocks that Detracted from Performance

Two biotechnology companies, Celgene Corp. and Gilead Sciences Inc., topped the list of detractors. Despite the poor stock performance during the period, we think Celgene will continue to benefit from its cancer fighting drug Revlimid, which is still early in its launch cycle. Given this, we like its growth profile and think it could maintain pricing power, even in an environment of more aggressive healthcare reform. We believe Gilead similarly has a strong differentiated drug franchise with its HIV fighting drug Truvada. We also think the market for this drug is large and growing given indications of increased effectiveness when used earlier in treatment. In addition, Truvada has a long treatment cycle and we like Gilead’s growth prospects.

Wells Fargo was weak during the period amid concerns over its capital needs. We like Wells Fargo given our belief that it would be a survivor of the credit crisis. However, we decided to exit the position because of the potential for problems with parts of its loan portfolio and the possible need for additional capital. We felt there were better opportunities within the financials sector.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Outlook

Markets and economies have stabilized somewhat through the end of June in our opinion. Markets were no longer discounting a collapse in the financial system. While we are encouraged by this, we are not looking for a sharp economic recovery. Therefore, we are looking for stock specific results to drive performance. We are positioning the portfolio in companies that we think have taken advantage of the recent dislocation and that can improve their competitive positions.

Thank you for your investment in Janus Aspen Forty Portfolio.

2  Janus Aspen Series  June 30, 2009

(unaudited)

Janus Aspen Forty Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Research in Motion, Ltd. (U.S. Shares)	5.42%
Apple, Inc.	4.22%
Anheuser – Busch InBev N.V.	2.53%
Google, Inc. – Class A	1.47%
Goldman Sachs Group, Inc.	1.22%

5 Bottom Performers – Holdings

Contribution

Gilead Sciences, Inc.	-0.82%
Celgene Corp.	-0.77%
Wells Fargo & Co.	-0.47%
ACE, Ltd. (U.S. Shares)	-0.20%
Roche Holding A.G.	-0.19%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell 1000®
	Portfolio Contribution	(Average % of Equity)	Growth Index Weighting

Information Technology	13.76%	32.64%	30.44%
Consumer Staples	3.79%	15.60%	13.62%
Financials	1.97%	7.67%	3.55%
Materials	1.28%	5.96%	3.93%
Energy	0.67%	1.43%	8.42%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell 1000®
	Portfolio Contribution	(Average % of Equity)	Growth Index Weighting

Utilities	0.00%	0.00%	1.88%
Consumer Discretionary	0.11%	2.06%	9.97%
Health Care	0.23%	24.68%	14.94%
Industrials	0.29%	7.49%	12.48%
Telecommunication Services	0.40%	2.48%	0.77%

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Aspen Series  June 30, 2009  3

Janus Aspen Forty Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2009

Apple, Inc. Computers	8.6%
Research In Motion, Ltd. (U.S. Shares) Computers	8.5%
Gilead Sciences, Inc. Medical – Biomedical and Genetic	6.6%
CVS Caremark Corp. Retail – Drug Store	6.4%
Celgene Corp. Medical – Biomedical and Genetic	5.8%

35.9%

Asset Allocation – (% of Net Assets)
As of June 30, 2009

Emerging markets comprised 4.9% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2009

As of December 31, 2008

4  Janus Aspen Series  June 30, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2009						Expense Ratios – for the fiscal year ended December 31, 2008
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Forty Portfolio

Institutional Shares	21.03%	–32.09%	4.99%	1.58%	9.27%	0.68%

Service Shares	20.88%	–32.29%	4.72%	1.20%	8.94%	0.93%

Russell 1000® Growth Index	11.53%	–24.50%	–1.83%	–4.18%	1.64%

S&P 500® Index	3.16%	–26.21%	–2.24%	–2.22%	2.92%

Lipper Quartile – Institutional Shares	–	4th	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Large-Cap Growth Funds	–	206/236	1/192	2/76	1/53

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

Janus Aspen Series  June 30, 2009  5

Janus Aspen Forty Portfolio (unaudited)

The Portfolio’s performance may be affected by risks that include those associated with non-diversification and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Portfolio assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Portfolio owns.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 1997 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – May 1, 1997

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/09)	(6/30/09)	(1/1/09-6/30/09)†

Actual	$1,000.00	$1,210.30	$3.73

Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.41

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/09)	(6/30/09)	(1/1/09-6/30/09)†

Actual	$1,000.00	$1,208.30	$5.09

Hypothetical (5% return before expenses)	$1,000.00	$1,020.18	$4.66

†	Expenses are equal to the annualized expense ratio of 0.68% for Institutional Shares and 0.93% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6  Janus Aspen Series  June 30, 2009

Janus Aspen Forty Portfolio

Schedule of Investments (unaudited)

As of June 30, 2009

Shares or Principal Amount		Value

Common Stock – 98.2%
Aerospace and Defense – 1.1%
1,852,635	BAE Systems PLC*	$10,340,260
Agricultural Chemicals – 3.4%
260,995	Monsanto Co.	19,402,368
60,334	Syngenta A.G.	14,013,648
		33,416,016
Agricultural Operations – 1.7%
275,507	Bunge, Ltd.	16,599,297
Brewery – 5.5%
1,480,759	Anheuser-Busch InBev N.V	53,601,591
340,184	Anheuser-Busch InBev N.V. – VVPR Strip*	1,432
		53,603,023
Cellular Telecommunications – 0.7%
174,520	America Movil S.A.B. de C.V. – Series L (ADR)	6,757,414
Chemicals – Diversified – 0.5%
496,580	Israel Chemicals, Ltd.	4,890,351
Computers – 17.0%
591,180	Apple, Inc.*	84,201,768
1,178,140	Research In Motion, Ltd. (U.S. Shares)*	83,706,847
		167,908,615
Cosmetics and Toiletries – 1.0%
142,235	Colgate-Palmolive Co.	10,061,704
Diversified Minerals – 1.8%
1,020,460	Cia Vale do Rio Doce (ADR)	17,990,710
Engineering – Research and Development Services – 4.4%
2,734,554	ABB, Ltd.	43,053,142
Enterprise Software/Services – 5.1%
2,341,715	Oracle Corp.	50,159,535
Entertainment Software – 1.0%
443,157	Electronic Arts, Inc.*	9,625,370
Finance – Investment Bankers/Brokers – 5.3%
156,295	Goldman Sachs Group, Inc.	23,044,135
860,320	JPMorgan Chase & Co.	29,345,515
		52,389,650
Finance – Other Services – 2.3%
73,720	CME Group, Inc.	22,935,029
Medical – Biomedical and Genetic – 13.2%
1,192,698	Celgene Corp.*	57,058,673
1,385,185	Gilead Sciences, Inc.*	64,882,066
210,075	Vertex Pharmaceuticals, Inc.*	7,487,073
		129,427,812
Medical – Drugs – 1.5%
107,740	Roche Holding A.G.	14,661,266
Medical – HMO – 1.4%
562,325	UnitedHealth Group, Inc.	14,046,879
Medical Instruments – 4.2%
251,065	Intuitive Surgical, Inc.*	41,089,298
Multi-Line Insurance – 1.6%
354,975	ACE, Ltd. (U.S. Shares)	15,700,544
Multimedia – 1.4%
1,512,945	News Corp. – Class A	13,782,929
Networking Products – 4.0%
2,095,750	Cisco Systems, Inc.*	39,064,780
Oil Companies – Integrated – 1.8%
441,965	Petroleo Brasileiro S.A. (ADR)	18,111,726
Optical Supplies – 2.1%
178,561	Alcon, Inc. (U.S. Shares)	20,734,503
Retail – Drug Store – 6.4%
1,983,630	CVS Caremark Corp.	63,218,288
Retail – Regional Department Stores – 0.7%
162,570	Kohl’s Corp.*	6,949,868
Soap and Cleaning Preparations – 1.0%
215,505	Reckitt Benckiser Group PLC	9,820,293
Telecommunication Equipment – Fiber Optics – 1.2%
730,005	Corning, Inc.	11,723,880
Transportation – Services – 1.3%
257,795	United Parcel Service, Inc. – Class B	12,887,172
Web Portals/Internet Service Providers – 4.2%
97,019	Google, Inc. – Class A*	40,902,240
Wireless Equipment – 1.4%
560,710	Crown Castle International Corp.*	13,468,254

Total Common Stock (cost $834,402,048)		965,319,848

Money Market – 2.4%
23,552,112	Janus Cash Liquidity Fund LLC, 0% (cost $23,552,112)	23,552,112

Total Investments (total cost $857,954,160) – 100.6%		988,871,960

Liabilities, net of Cash, Receivables and Other Assets – (0.6)%		(5,805,470)

Net Assets – 100%		$983,066,490

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$53,603,023	5.4%
Bermuda	16,599,297	1.7%
Brazil	36,102,436	3.7%
Canada	83,706,847	8.5%
Israel	4,890,352	0.5%
Mexico	6,757,414	0.7%
Switzerland	108,163,104	10.9%
United Kingdom	20,160,553	2.0%
United States††	658,888,934	66.6%

Total	$988,871,960	100.0%

††	Includes Short-Term Securities (64.2% excluding Short-Term Securities).

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2009  7

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2009 (unaudited)	Forty
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$857,954
Unaffiliated investments at value	$965,320
Affiliated money market investments	23,552
Cash	–
Receivables:
Portfolio shares sold	394
Dividends	527
Non-interested Trustees’ deferred compensation	24
Other assets	15
Total Assets	989,832
Liabilities:
Payables:
Portfolio shares repurchased	6,032
Advisory fees	521
Transfer agent fees and expenses	1
Distribution fees – Service Shares	104
Non-interested Trustees’ fees and expenses	16
Non-interested Trustees’ deferred compensation fees	24
Accrued expenses and other payables	68
Total Liabilities	6,766
Net Assets	$983,066
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,392,432
Undistributed net investment income/(loss)*	614
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(540,901)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	130,921
Total Net Assets	$983,066
Net Assets – Institutional Shares	$482,412
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	17,361
Net Asset Value Per Share	$27.79
Net Assets – Service Shares	$500,654
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	18,230
Net Asset Value Per Share	$27.46

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

8  Janus Aspen Series  June 30, 2009

Statement of Operations

Janus Aspen
For the six-month period ended June 30, 2009 (unaudited)	Forty
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$–
Dividends	4,534
Dividends from affiliates	100
Foreign tax withheld	(295)
Total Investment Income	4,339
Expenses:
Advisory fees	2,737
Audit fees	17
Transfer agent fees and expenses	5
Non-interested Trustees’ fees and expenses	23
Distribution fees – Service Shares	554
Other expenses	127
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	3,463
Expense and Fee Offset	–
Net Expenses	3,463
Net Investment Income/(Loss)	876
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	(25,331)
Net realized gain/(loss) from futures contracts	1,788
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations
and non-interested Trustees’ deferred compensation	191,582
Net Gain/(Loss) on Investments	168,039
Net Increase/(Decrease) in Net Assets Resulting from Operations	$168,915

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2009  9

Statements of Changes in Net Assets

	Janus Aspen
For the six-month period ended June 30, 2009 (unaudited)	Forty
and for the fiscal year ended December 31, 2008	Portfolio
(all numbers in thousands)	2009	2008

Operations:
Net investment income/(loss)	$876	$310
Net realized gain/(loss) from investment and foreign currency transactions	(25,331)	(32,381)
Net realized gain/(loss) from futures contracts	1,788	(9,323)
Net realized gain/(loss) from options sales	–	98
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	191,582	(632,681)
Net Increase/(Decrease) in Net Assets Resulting from Operations	168,915	(673,977)
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(186)	(701)
Service Shares	(69)	(57)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Return of Capital
Institutional Shares	N/A	(148)
Service Shares	N/A	(12)
Net Decrease from Dividends and Distributions	(255)	(918)
Capital Share Transactions:
Shares sold
Institutional Shares	42,343	292,704
Service Shares	49,629	260,280
Reinvested dividends and distributions
Institutional Shares	186	849
Service Shares	64	61
Shares repurchased
Institutional Shares	(41,156)	(139,686)
Service Shares	(63,856)	(202,119)
Net Increase/(Decrease) from Capital Share Transactions	(12,790)	212,089
Net Increase/(Decrease) in Net Assets	155,870	(462,806)
Net Assets:
Beginning of period	827,196	1,290,002
End of period	$983,066	$827,196

Undistributed net investment income/(loss)*	$614	$(7)

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

10  Janus Aspen Series  June 30, 2009

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period
ended June 30, 2009 (unaudited) and through each	Janus Aspen Forty Portfolio
fiscal year ended December 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$22.97	$41.18	$30.16	$27.68	$24.58	$20.84
Income from Investment Operations:
Net investment income/(loss)	.04	.04	.15	.13	.06	.06
Net gain/(loss) on investments (both realized and unrealized)	4.79	(18.20)	10.99	2.45	3.10	3.74
Total from Investment Operations	4.83	(18.16)	11.14	2.58	3.16	3.80
Less Distributions and Other:
Dividends (from net investment income)*	(.01)	(.04)	(.12)	(.10)	(.06)	(.06)
Distributions (from capital gains)*	–	–	–	–	–	–
Return of Capital	N/A	(.01)	N/A	N/A	N/A	N/A
Total Distributions and Other	(.01)	(.05)	(.12)	(.10)	(.06)	(.06)
Net Asset Value, End of Period	$27.79	$22.97	$41.18	$30.16	$27.68	$24.58
Total Return**	21.03%	(44.15)%	36.99%	9.35%	12.85%	18.23%
Net Assets, End of Period (in thousands)	$482,412	$399,087	$576,503	$439,009	$560,842	$502,681
Average Net Assets for the Period (in thousands)	$419,251	$560,324	$485,379	$474,784	$509,092	$495,684
Ratio of Gross Expenses to Average Net Assets***(1)(2)	0.68%	0.67%	0.69%(3)	0.70%(3)	0.67%	0.67%
Ratio of Net Expenses to Average Net Assets***(2)	0.68%	0.67%	0.69%(3)	0.70%(3)	0.67%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.33%	0.16%	0.40%	0.37%	0.24%	0.24%
Portfolio Turnover Rate***	14%	61%	24%	44%	42%	16%

Service Shares

For a share outstanding during the six-month period
ended June 30, 2009 (unaudited) and through each	Janus Aspen Forty Portfolio
fiscal year ended December 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$22.73	$40.80	$29.91	$27.45	$24.39	$20.68
Income from Investment Operations:
Net investment income/(loss)	.01	(.03)	.06	.03	–	–
Net gain/(loss) on investments (both realized and unrealized)	4.72	(18.04)	10.89	2.47	3.06	3.72
Total from Investment Operations	4.73	(18.07)	10.95	2.50	3.06	3.72
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.06)	(.04)	–	(.01)
Distributions (from capital gains)*	–	–	–	–	–	–
Return of Capital	N/A	–(4)	N/A	N/A	N/A	N/A
Total Distributions and Other	–	–	(.06)	(.04)	–	(.01)
Net Asset Value, End of Period	$27.46	$22.73	$40.80	$29.91	$27.45	$24.39
Total Return**	20.83%	(44.28)%	36.63%	9.12%	12.56%	17.97%
Net Assets, End of Period (in thousands)	$500,654	$428,109	$713,499	$446,909	$465,001	$437,777
Average Net Assets for the Period (in thousands)	$446,887	$653,396	$557,041	$439,970	$441,936	$423,061
Ratio of Gross Expenses to Average Net Assets***(1)(2)	0.93%	0.92%	0.94%(3)	0.95%(3)	0.92%	0.92%
Ratio of Net Expenses to Average Net Assets***(2)	0.93%	0.92%	0.94%(3)	0.95%(3)	0.92%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.08%	(0.09)%	0.15%	0.12%	(0.01)%	0%
Portfolio Turnover Rate***	14%	61%	24%	44%	42%	16%

*	See Note 5 in Notes to Financial Statements
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(2)	See “Explanations of Charts, Tables and Financial Statements.”
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would have been 0.67% for Institutional Shares and 0.92% for Service Shares in 2007 and 0.70% for Institutional Shares and 0.95% for Service Shares in 2006 without the inclusion of dividends on short positions.
(4)	Return of Capital aggregated less than $.01 on a per share basis for the fiscal year ended December 31, 2008.

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2009  11

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income-producing security.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Forty Portfolio
Common Stock
Engineering – Research and Development Services	$–	$43,053,142	$–
Brewery	–	53,603,023	–
Aerospace and Defense	–	10,340,260	–
Chemicals – Diversified	–	4,890,351	–
Medical – Drugs	–	14,661,266	–
Soap and Cleaning Preparations	–	9,820,293	–
Agricultural Chemicals	–	14,013,648	–
Cellular Telecommunications	–	6,757,414	–
Oil Companies – Integrated	–	18,111,726	–
Diversified Minerals	–	17,990,710	–
All Other	772,078,014	–	–

Money Market	–	23,552,112	–

Total Investments in Securities	$772,078,014	$216,793,946	$–

12  Janus Aspen Series  June 30, 2009

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Forty Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes fourteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as nondiversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Aspen Series  June 30, 2009  13

Notes to Financial Statements (unaudited) (continued)

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits such as income tax expense on the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended June 30, 2009, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles, and expands disclosure requirements regarding fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within the fiscal year. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

14  Janus Aspen Series  June 30, 2009

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2009 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued FASB staff position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. The Portfolio adopted FSP 157-4 in the current reporting period.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, options contracts, swap contracts, forward contracts, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. OTC derivatives, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The

Janus Aspen Series  June 30, 2009  15

Notes to Financial Statements (unaudited) (continued)

Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to foreign currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price.

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in Long-Term Equity Anticipation Securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.”

16  Janus Aspen Series  June 30, 2009

Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to market risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer, is the fair value of the contract. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A Portfolio investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Janus Aspen Series  June 30, 2009  17

Notes to Financial Statements (unaudited) (continued)

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Disclosures for Derivative Instruments
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Portfolio adopted SFAS No. 161 in the current reporting period.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2009 (unaudited)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments under Statement 133	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$1,788,202	$–	$–	$–	$1,788,202

Total	$1,788,202	$–	$–	$–	$1,788,202

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized Gain/(Loss) on Investments.”

The effect of derivatives on the Statement of Operations is indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will

18  Janus Aspen Series  June 30, 2009

have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
Pursuant to an exemptive order received from the Securities and Exchange Commission (“SEC”), the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

Janus Aspen Series  June 30, 2009  19

Notes to Financial Statements (unaudited) (continued)

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.64%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer and compliance staff of the Trust. Total compensation of $34,156 was paid by the Trust during the six-month period ended June 30, 2009. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are

20  Janus Aspen Series  June 30, 2009

selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2009 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended June 30, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the six-month period ended June 30, 2009.

For the six-month period ended June 30, 2009, Janus Capital assumed $648 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Assets and Liabilities (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Assets and Liabilities (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

During the six-month period ended June 30, 2009, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/09

Janus Aspen Forty Portfolio
Janus Cash Liquidity Fund LLC	$84,402,114	$61,211,002	$28,553	$23,552,112
Janus Institutional Cash Management Fund – Institutional Shares	84,241	40,761,076	34,140	–
Janus Institutional Money Market Fund – Institutional Shares	64,951	35,618,921	37,038	–

	$84,551,306	$137,590,999	$99,731	$23,552,112

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment

Janus Aspen Series  June 30, 2009  21

Notes to Financial Statements (unaudited) (continued)

securities for federal income tax purposes as of June 30, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Forty Portfolio	$863,270,335	$191,920,268	$(66,318,643)	$125,601,625

Net capital loss carryovers as of December 31, 2008 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2008

	December 31,	December 31,	December 31,	Accumulated
Portfolio	2009	2010	2011	Capital Losses

Janus Aspen Forty Portfolio(1)	$(168,247,730)	$(149,006,480)	$(146,398,991)	$(463,653,201)

(1)	Capital loss carryover is subject to annual limitations.

During the year ended December 31, 2008, the following capital loss carryovers were utilized by the Portfolio as indicated in the table below.

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Forty Portfolio	$8,541,501

6.	Capital Share Transactions

For the six-month period ended June 30, 2009 (unaudited) and the fiscal year ended December 31, 2008	Janus Aspen Forty Portfolio
(all numbers in thousands)	2009	2008

Transactions in Portfolio Shares – Institutional Shares
Shares sold	1,726	7,498
Reinvested dividends and distributions	7	23
Shares repurchased	(1,744)	(4,148)
Net Increase/(Decrease) in Portfolio Shares	(11)	3,373
Shares Outstanding, Beginning of Period	17,372	13,999
Shares Outstanding, End of Period	17,361	17,372
Transactions in Portfolio Shares – Service Shares
Shares sold	2,100	7,478
Reinvested dividends and distributions	2	1
Shares repurchased	(2,707)	(6,133)
Net Increase/(Decrease) in Portfolio Shares	(605)	1,346
Shares Outstanding, Beginning of Period	18,835	17,489
Shares Outstanding, End of Period	18,230	18,835

7.	Purchases and Sales of Investment Securities

For the six-month period ended June 30, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

22  Janus Aspen Series  June 30, 2009

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Forty Portfolio	$107,105,252	$56,230,750	$–	$–

8.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the Court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the Court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. After the parties completed the supplemental briefing in the Marini case, on June 12, 2009, the Court granted judgment in Janus’ favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. However, in July 2009, a Stipulation of Dismissal was filed, which dismissed the case with prejudice. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting

Janus Aspen Series  June 30, 2009  23

Notes to Financial Statements (unaudited) (continued)

proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely’s favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys’ fees, and damage enhancement under the Colorado Wage Act. Upon receipt of the parties’ notice of satisfaction of judgment, in July 2009, the Court ordered the matter dismissed with prejudice. Trial in the Malley matter was scheduled to commence in April 2009 but was subsequently continued at the request of Plaintiff. On August 4, 2009, a Stipulated Motion for Dismissal was filed, which resulted in the Court ordering the matter dismissed with prejudice.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

24  Janus Aspen Series  June 30, 2009

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-877-335-2687 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-877-335-2687 (toll free).

Janus Aspen Series  June 30, 2009  25

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the six-month period ended June 30, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

26  Janus Aspen Series  June 30, 2009

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the

Janus Aspen Series  June 30, 2009  27

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

28  Janus Aspen Series  June 30, 2009

Notes

Janus Aspen Series  June 30, 2009  29

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, go to janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

151 Detroit Street Denver, CO 80206 1-877-335-2687

Portfolio distributed by Janus Distributors LLC (8/09)

C-0709-338	109-24-710 08-09

2009 Semiannual Report
Janus Aspen Series

Janus Aspen Global Life Sciences Portfolio

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Schedule of Investments	15
Notes to Financial Statements	17
Additional Information	29
Explanations of Charts, Tables and Financial Statements	30

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2009. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2009 to June 30, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least May 1, 2010. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  June 30, 2009  1

Janus Aspen Global Life Sciences Portfolio (unaudited)

Portfolio Snapshot
This portfolio seeks companies around the world that are addressing unmet medical needs and providing efficient healthcare solutions.

Andy Acker
portfolio manager

Performance Overview

The Janus Aspen Global Life Sciences Portfolio’s Institutional Shares and Service Shares returned 6.48% and 6.23%, respectively, for the six-month period ended June 30, 2009. This performance compared favorably to the 3.16% return for the S&P 500® Index (the Portfolio’s primary benchmark) and the -1.49% return for the Morgan Stanley Capital International World Health Care Index (the Portfolio’s secondary benchmark).

Economic Environment

Continuing the trend of late 2008, equity markets began 2009 sharply lower as investors fretted about the depth of the ongoing recession. Equities bounced sharply off the multi-year lows reached in March, as worries about the financial system gave way to hopes for economic recovery later in the year. Healthcare stocks generally lagged the rebound in the general markets due to heightened uncertainty regarding the impact of potential U.S. healthcare reforms.

Investment Strategy

The Portfolio seeks to uncover opportunities that span the life sciences spectrum, including stocks in the biotechnology, pharmaceuticals, health care services, and medical technology arenas. Our bottom-up fundamental approach utilizes extensive proprietary research in an effort to discover the best investment ideas across the globe.

Portfolio Composition

The Portfolio includes companies that we categorize into three conceptual groups: core growth, emerging growth and opportunistic investments. In general, about half of the Portfolio is invested in core growth holdings (companies with dominant franchises that tend to generate strong, consistent free cash flow). Emerging growth companies (those with new products that we believe can drive earnings acceleration) generally represent 20-30% of the Portfolio. The remaining weighting consists of opportunistic investments, exemplified by companies suffering from what we feel are short-term market misperceptions that should resolve over time. We may also use forward currency exchange contracts in an attempt to hedge a portion of the Portfolio’s foreign currency exposure. (Please see the Derivatives Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.)

Stocks That Aided Returns

AMAG Pharmaceuticals Inc., a biopharmaceutical company that utilizes nanoparticle technology to treat iron deficiency anemia, was the top contributor during the period. We believe the company has a potential “best-in-class” iron replacement therapy in its Feraheme franchise. We bought the stock as an opportunistic investment on weakness due to concerns about manufacturing delays. Our consultants indicated that the manufacturing problems should be readily addressable, and the stock rallied sharply when Feraheme was approved on June 30, allowing us to record a substantial gain in less than six months.

Intuitive Surgical’s stock price declined in late 2008 amid concerns over tight capital budgets at hospitals in a soft economic environment. We took advantage of this weakness to initiate a position in the company early in 2009. Intuitive’s Da Vinci robotic surgical system allows for greater precision and shorter hospital stays amid reduced patient recovery times. We think it represents a better way of doing surgery that should continue to gain market share over time. Strong reported results in the first quarter (including procedure growth over 60% in a difficult environment) led to a strong stock rebound.

Schering-Plough Corp. rose during the period after Merck & Co. agreed to acquire the company for an announced $41 billion in cash and stock. Schering-Plough was attractive to Merck due to its strong pipeline of new drugs and a number of solid pharmaceutical and animal health franchises with long patent lives remaining. We think the combination offers potential for significant synergies, which Merck estimates at $3.5 billion annually beyond 2011.

Stocks That Weighed on Returns

Molecular diagnostic company Sequenom Inc. was our biggest disappointment during the period. The company had developed a highly promising, non-invasive diagnostic test that we believed had the potential to revolutionize the screening of Down syndrome. However, the company’s stock price declined sharply following news that some employees had mishandled test data, triggering an investigation. Our value at risk approach (described below)

2  Janus Aspen Series  June 30, 2009

(unaudited)

led us to trim the position as it continued to rise, somewhat mitigating the impact on the portfolio.

OSI Pharmaceuticals was another holding that weighed on comparable returns. This biotech company declined after reporting soft sales for its lung cancer drug Tarceva, which was impacted by the economic recession. The stock also suffered from concerns about new clinical data presented at a major medical conference that were not as impressive as expected. We continue to believe Tarceva’s growth profile is underestimated by the market and we added to the position on weakness.

Genzyme Corp. was hit by a manufacturing snafu involving a virus contamination at one of its plants. This required the company to shut down the plant, which shut off the supply of several key drugs for a couple of months. While this will likely have a negative impact on near term earnings results, we do not think it should have a long term effect on valuation. Most of Genzyme’s drugs have had little-to-no competition and address rare life-threatening diseases. We like the potential for the company’s existing and new drugs to drive significant profit growth over the long term.

Risk Management

The Portfolio continues with its “value at risk” approach as part of a comprehensive risk management framework. This approach focuses our attention on downside risks, especially those arising from binary events (such as clinical trial announcements or regulatory decisions) that could lead to significant share price volatility. In practice, this means the position size of any one holding is limited so that, in a worst-case scenario, the estimated adverse impact from a particular event should not exceed 1% of the Portfolio’s performance. While we make an effort to manage the risks of the Portfolio, we cannot guarantee the ability to control losses.

Looking Ahead

We believe the short-term outlook for the healthcare sector remains clouded by uncertainty related to the potential impacts from healthcare reform initiatives. Nevertheless, we believe political fears and five years of the sector’s underperformance during the global economic boom have created many attractive buying opportunities within the healthcare sector.

We believe the long-term drivers of healthcare spending remain intact, including aging populations, rising life expectancies, and higher standards of living globally. Companies addressing high unmet medical needs or helping to mitigate the rise of healthcare costs should remain best positioned. We continue to focus on what we believe are the best risk/reward opportunities in the sector.

Thank you for your continued investment in Janus Aspen Global Life Sciences Portfolio.

Janus Aspen Series  June 30, 2009  3

Janus Aspen Global Life Sciences Portfolio (unaudited)

Janus Aspen Global Life Sciences Portfolio At A Glance

5 Top Performers – Holdings

Contribution

AMAG Pharmaceuticals, Inc.	0.94%
Acorda Therapeutics, Inc.	0.74%
Intuitive Surgical, Inc.	0.67%
Schering – Plough Corp.	0.66%
Wyeth	0.63%

5 Bottom Performers – Holdings

Contribution

Sequenom, Inc.	-1.38%
OSI Pharmaceuticals, Inc.	-0.44%
Genzyme Corp.	-0.40%
CapitalSource, Inc.	-0.35%
Humana, Inc.	-0.33%

5 Top Performers – Sectors*

		Portfolio Weighting
	Portfolio Contribution	(Average % of Equity)	S&P 500® Index Weighting

Health Care	7.44%	93.68%	14.78%
Consumer Staples	0.71%	5.00%	12.55%
Materials	0.22%	0.97%	3.22%
Consumer Discretionary	0.01%	-0.03%	8.73%
Energy	0.00%	0.00%	13.33%

5 Bottom Performers – Sectors*

		Portfolio Weighting
	Portfolio Contribution	(Average % of Equity)	S&P 500® Index Weighting

Financials	-0.53%	0.38%	11.72%
Utilities	0.00%	0.00%	4.21%
Telecommunication Services	0.00%	0.00%	3.74%
Information Technology	0.00%	0.00%	17.45%
Industrials	0.00%	0.00%	10.26%

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4  Janus Aspen Series  June 30, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2009

Celgene Corp. Medical – Biomedical and Genetic	4.0%
Roche Holding A.G. Medical – Drugs	3.9%
Merck & Co., Inc. Medical – Drugs	3.4%
Gilead Sciences, Inc. Medical – Biomedical and Genetic	3.2%
Genzyme Corp. Medical – Biomedical and Genetic	3.2%

17.7%

Asset Allocation – (% of Net Assets)
As of June 30, 2009

Emerging markets comprised 3.5% for long positions and (0.6)% for short positions of total net assets.

*Includes Securities Sold Short of (1.1)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2009

As of December 31, 2008

Janus Aspen Series  June 30, 2009  5

Janus Aspen Global Life Sciences Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2009					Expense Ratios – for the fiscal year ended December 31, 2008
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Global Life Sciences Portfolio

Institutional Shares	6.48%	–18.69%	2.83%	–1.30%	1.46%	1.24%(a)

Service Shares	6.23%	–18.93%	2.56%	–1.55%	1.70%	1.49%(b)

S&P 500® Index	3.16%	–26.21%	–2.24%	–3.02%

Morgan Stanley Capital International World Health Care Index	–1.49%	–14.68%	0.02%	1.02%**

Lipper Quartile – Institutional Shares	–	4th	1st	3rd

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Global Health/Biotechnology Funds	–	36/37	6/31	5/6

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

(a) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding the distribution and shareholder servicing fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

See important disclosures on the next page.

6  Janus Aspen Series  June 30, 2009

(unaudited)

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, therefore the Portfolio’s performance, may decline in response to such risks.

The use of short sales may cause the Portfolio to have higher expenses than those of other equity portfolios. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Portfolio’s losses are potentially unlimited in a short sale transaction. The Portfolio’s use of short sales in effect leverages the Portfolio. The Portfolio’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Portfolio assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Portfolio owns.

The Portfolio invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risk, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent a Portfolio invests in foreign REITs, the Portfolio may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Portfolio invests in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

January 31, 2000 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – January 18, 2000

**	The Morgan Stanley Capital International World Health Care Index since inception return is calculated from January 31, 2000.

Janus Aspen Series  June 30, 2009  7

Janus Aspen Global Life Sciences Portfolio (unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/09)	(6/30/09)	(1/1/09-6/30/09)†

Actual	$1,000.00	$1,064.80	$6.60

Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.46

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/09)	(6/30/09)	(1/1/09-6/30/09)†

Actual	$1,000.00	$1,062.30	$7.87

Hypothetical (5% return before expenses)	$1,000.00	$1,017.16	$7.70

†	Expenses are equal to the annualized expense ratio of 1.29% for Institutional Shares and 1.54% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

8  Janus Aspen Series  June 30, 2009

Janus Aspen Global Life Sciences Portfolio

Schedule of Investments (unaudited)

As of June 30, 2009

Shares or Principal Amount		Value

Common Stock – 98.2%
Agricultural Chemicals – 1.5%
1,418	Monsanto Co.	$105,414
1,276	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	118,732
		224,146
Chemicals – Diversified – 2.1%
6,088	Bayer A.G.**	326,867
Instruments – Scientific – 1.1%
4,015	Thermo Fisher Scientific, Inc.*	163,692
Life and Health Insurance – 1.4%
14,769	Ondontoprev S.A.	219,439
Medical – Biomedical and Genetic – 26.2%
8,304	Acorda Therapeutics, Inc.*	234,090
9,636	Alexion Pharmaceuticals, Inc.	396,232
4,197	AMAG Pharmaceuticals, Inc.*	229,450
4,931	Amgen, Inc.	261,047
14,329	Arena Pharmaceuticals, Inc.	71,502
12,830	Celgene Corp.*	613,787
37,480	Fibrogen, Inc.°° ,§	219,258
8,877	Genzyme Corp.*	494,183
10,619	Gilead Sciences, Inc.*,**	497,394
19,743	Human Genome Sciences, Inc.*	56,465
20,566	Incyte Corp., Ltd.*	67,662
3,274	Martek Biosciences Corp.*	69,245
4,770	Myriad Genetics, Inc.*	170,051
6,322	OSI Pharmaceuticals, Inc.*	178,470
3,173	United Therapeutics Corp.*	264,406
5,389	Vertex Pharmaceuticals, Inc.*	192,064
		4,015,306
Medical – Drugs – 33.2%
8,371	Abbott Laboratories	393,772
20,749	Achillion Pharmaceuticals, Inc.*	32,991
12,342	Array BioPharma, Inc.*	38,754
8,130	AstraZeneca PLC (ADR)**	358,858
5,439	Auxilium Pharmaceuticals, Inc.*	170,676
9,411	Bristol-Myers Squibb Co.	191,137
8,876	Forest Laboratories, Inc.*	222,876
7,263	GlaxoSmithKline PLC (ADR)**	256,674
10,985	Grifols S.A.**	194,262
18,522	Merck & Co., Inc.	517,875
5,398	Novartis A.G.**	219,363
4,991	Novo Nordisk A/S**	271,309
16,610	Pfizer, Inc.	249,150
4,346	Roche Holding A.G.**	591,404
2,861	Sanofi-Aventis S.A.**	168,241
4,618	Savient Pharmaceuticals, Inc.*	64,005
12,015	Schering-Plough Corp.	301,817
3,664	Shire PLC (ADR)	151,983
10,614	Wyeth	481,769
9,956	XenoPort, Inc.*	230,681
		4,940,962
Medical – Generic Drugs – 3.2%
267,733	Mediquest Therapeutics – Private Placement°° ,§	80,320
8,198	Mylan, Inc.*	106,984
5,429	Pharmstandard (GDR) (144A)*,**	81,978
4,733	Teva Pharmaceutical S.P. (ADR)	233,526
		502,808
Medical – HMO – 3.4%
4,499	Humana, Inc.*	145,138
14,467	UnitedHealth Group, Inc.	361,385
		506,523
Medical Instruments – 4.6%
25,073	Lifesync Holdings, Inc.°° ,§	54,659
1,340	Intuitive Surgical, Inc.*	219,304
4,188	Medtronic, Inc.	146,119
7,006	St. Jude Medical, Inc.*	287,947
		708,029
Medical Labs and Testing Services – 0.5%
2,450	Genoptix, Inc.	78,376
Medical Products – 9.1%
5,818	Baxter International, Inc.	308,120
2,213	Becton, Dickinson and Co.	157,809
8,008	Covidien, Ltd.**	299,820
4,111	Hospira, Inc.*	158,356
3,808	Johnson & Johnson	216,294
5,574	Stryker Corp.	221,511
17,406	TomoTherapy, Inc.*	47,867
		1,409,777
Optical Supplies – 1.7%
2,239	Alcon, Inc. (U.S. Shares)**	259,993
Pharmacy Services – 1.6%
5,245	Medco Health Solutions, Inc.*	239,224
Physical Practice Management – 1.4%
4,951	Mednax, Inc.*	208,586
Retail – Drug Store – 2.9%
14,083	CVS Caremark Corp.**	448,825
Soap and Cleaning Preparations – 0.7%
2,498	Reckitt Benckiser Group PLC**	113,831
Therapeutics – 2.7%
84,230	Portola Pharmaceuticals, Inc. – Private Placement°° ,§	119,185
7,641	Onyx Pharmaceuticals, Inc.*	215,935
5,603	Theravance, Inc.*	82,028
		417,148
Vitamins and Nutrition Products – 0.9%
4,246	Mead Johnson Nutrition Co. – Class A	134,895

Total Common Stock (cost $14,367,537)		15,085,062

Corporate Bond – 0.6%
REIT – Office Property – 0.6%
$116,000	Alexandria Real Estate Equities, Inc., convertible, 3.7000%, 1/15/27 (144A) (cost $84,157)	96,280

Preferred Stock – 0.3%
Medical – Generic Drugs – 0.3%
140,292	Mediquest Therapeutics – Private Placement Series A-1, 0%°° ,§ (cost $84,521)	42,088

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2009  9

Janus Aspen Global Life Sciences Portfolio

Schedule of Investments (unaudited)

As of June 30, 2009

Shares or Principal Amount		Value

Warrants – 0%
Medical – Generic Drugs – 0%
107,093	Mediquest Therapeutics – expires 6/15/11*,°° ,§	$-
21,463	Mediquest Therapeutics – expires 6/15/12*,°° ,§	4

Total Warrants (cost $2,511)		4

Money Market – 0.8%
124,744	Janus Cash Liquidity Fund, LLC, 0% (cost $124,744)	124,744

Total Investments (total cost $14,663,470) – 99.9%		15,348,178

Securities Sold Short – (1.1)%
Medical – Drugs – (1.1)%
4,990	Dr. Reddys Laboratories, Ltd.	(84,580)
2,560	UCB S.A.	(82,055)

Total Securities Sold Short (proceeds $159,403)		(166,635)

Cash, Receivables and Other Assets, net of Liabilities – 1.2%		176,856

Net Assets – 100%		$15,358,399

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Brazil	$219,439	1.4%
Canada	118,732	0.8%
Denmark	271,309	1.8%
France	168,241	1.1%
Germany	326,867	2.1%
Ireland	299,819	2.0%
Israel	233,526	1.5%
Jersey	151,983	1.0%
Russia	81,978	0.5%
Spain	194,262	1.3%
Switzerland	1,070,760	7.0%
United Kingdom	729,363	4.7%
United States††	11,481,899	74.8%

Total	$15,348,178	100.0%

††	Includes Short-Term Securities (74.0% excluding Short-Term Securities)

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

Belgium	$(82,055)	49.2%
India	(84,580)	50.8%

Total	$(166,635)	100.0%

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S. $	Gain/(Loss)

British Pound 8/6/09	141,500	$232,758	$(2,289)
British Pound 8/20/09	10,000	16,449	(111)
Danish Krone 8/6/09	250,000	47,076	(836)
Euro 8/6/09	225,400	316,164	(5,696)
Russian Rouble 8/6/09	2,000,000	63,590	(399)
Swiss Franc 7/15/09	246,000	226,500	(3,795)
Swiss Franc 8/6/09	245,000	225,647	(1,532)

		$1,128,184	$(14,658)

See Notes to Schedule of Investments and Financial Statements.

10  Janus Aspen Series  June 30, 2009

Statement of Assets and Liabilities

Janus Aspen
Global
Life
As of June 30, 2009 (unaudited)	Sciences
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$14,663
Unaffiliated investments at value	$15,223
Affiliated money market investments	125
Deposits with broker for short sales	159
Receivables:
Investments sold	119
Portfolio shares sold	–
Dividends	32
Interest	2
Non-interested Trustees’ deferred compensation	–
Other assets	13
Total Assets	15,673
Liabilities:
Payables:
Due to custodian	7
Short sales, at value(1)	167
Investments purchased	16
Portfolio shares repurchased	59
Advisory fees	4
Transfer agent fees and expenses	2
Distribution fees – Service Shares	2
Non-interested Trustees’ fees and expenses	3
Non-interested Trustees’ deferred compensation fees	–
Accrued expenses and other payables	40
Forward currency contracts	15
Total Liabilities	315
Net Assets	$15,358
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$18,302
Undistributed net investment income/(loss)*	2
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(3,621)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	675
Total Net Assets	$15,358
Net Assets – Institutional Shares	$2,052
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	237
Net Asset Value Per Share	$8.66
Net Assets – Service Shares	$13,306
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,569
Net Asset Value Per Share	$8.48

*	See Note 5 in Notes to Financial Statements.

(1)	Includes proceeds of $159,403.

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2009  11

Statement of Operations

Janus Aspen
Global
Life
For the six-month period ended June 30, 2009 (unaudited)	Sciences
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$5
Dividends	119
Dividends from affiliates	1
Foreign tax withheld	(10)
Total Investment Income	115
Expenses:
Advisory fees	48
Transfer agent fees and expenses	3
Custodian fees	38
Audit fees	17
Non-interested Trustees’ fees and expenses	3
Short sales dividend expenses	4
Stock loan fees	–
Distribution fees – Service Shares	16
System fees	23
Other expenses	19
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	171
Expense and Fee Offset	–
Net Expenses	171
Less: Excess Expense Reimbursement	(58)
Net Expenses after Expense Reimbursement	113
Net Investment Income/(Loss)	2
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	(1,273)
Net realized gain/(loss) from short sales	1
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,126
Net Gain/(Loss) on Investments	854
Net Increase/(Decrease) in Net Assets Resulting from Operations	$856

See Notes to Financial Statements.

12  Janus Aspen Series  June 30, 2009

Statements of Changes in Net Assets

	Janus Aspen
	Global
	Life
For the six-month period ended June 30, 2009 (unaudited)	Sciences
and for the fiscal year ended December 31, 2008	Portfolio
(all numbers in thousands)	2009	2008

Operations:
Net investment income/(loss)	$2	$(65)
Net realized gain/(loss) from investment and foreign currency transactions	(1,273)	(344)
Net realized gain/(loss) from short sales	1	(54)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	2,126	(7,124)
Net Increase/(Decrease) in Net Assets Resulting from Operations	856	(7,587)
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	–	–
Service Shares	–	–
Net realized gain/(loss) from investment transactions*
Institutional Shares	(34)	–
Service Shares	(224)	–
Net (Decrease) from Dividends and Distributions	(258)	–
Capital Share Transactions:
Shares sold
Institutional Shares	223	922
Service Shares	440	2,054
Reinvested dividends and distributions
Institutional Shares	34	–
Service Shares	224	–
Shares repurchased
Institutional Shares	(527)	(1,188)
Service Shares	(1,959)	(6,949)
Net Increase/(Decrease) from Capital Share Transactions	(1,565)	(5,161)
Net Increase/(Decrease) in Net Assets	(967)	(12,748)
Net Assets:
Beginning of period	16,325	29,073
End of period	$15,358	$16,325

Undistributed net investment income/(loss)*	$2	$–

*	See Note 5 in Notes to Financial Statements

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2009  13

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period
ended June 30, 2009 (unaudited) and through each	Janus Aspen Global Life Sciences Portfolio
fiscal year ended December 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$8.27	$11.63	$9.53	$8.94	$7.94	$6.93
Income from Investment Operations:
Net investment income/(loss)	.04	.04	.05	.05	.03	.02
Net gain/(loss) on investments (both realized and unrealized)	.49	(3.40)	2.05	.54	.97	.99
Total from Investment Operations	.53	(3.36)	2.10	.59	1.00	1.01
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	(.14)	–	–	–	–	–
Total Distributions	(.14)	–	–	–	–	–
Net Asset Value, End of Period	$8.66	$8.27	$11.63	$9.53	$8.94	$7.94
Total Return**	6.48%	(28.89)%	22.04%	6.60%	12.59%	14.57%
Net Assets, End of Period (in thousands)	$2,052	$2,247	$3,505	$3,428	$3,879	$4,088
Average Net Assets for the Period (in thousands)	$1,993	$2,908	$3,391	$3,913	$3,733	$3,998
Ratio of Gross Expenses to Average Net Assets***(1)	1.29%(2)	1.24%	1.09%	1.10%	0.95%	0.90%
Ratio of Net Expenses to Average Net Assets***(1)	1.29%(2)	1.24%	1.09%	1.10%	0.95%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.23%	(0.10)%	(0.38)%	(0.48)%	(0.53)%	(0.42)%
Portfolio Turnover Rate***	79%	87%	81%	80%	89%	108%

Service Shares

For a share outstanding during the six-month period
ended June 30, 2009 (unaudited) and through each	Janus Aspen Global Life Sciences Portfolio
fiscal year ended December 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$8.12	$11.44	$9.40	$8.84	$7.87	$6.89
Income from Investment Operations:
Net investment income/(loss)	–	(.01)	(.01)	(.01)	–	–
Net gain/(loss) on investments (both realized and unrealized)	.50	(3.31)	2.05	.57	.97	.98
Total from Investment Operations	.50	(3.32)	2.04	.56	.97	.98
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	(.14)	–	–	–	–	–
Total Distributions	(.14)	–	–	–	–	–
Net Asset Value, End of Period	$8.48	$8.12	$11.44	$9.40	$8.84	$7.87
Total Return**	6.23%	(29.02)%	21.70%	6.33%	12.33%	14.22%
Net Assets, End of Period (in thousands)	$13,306	$14,078	$25,568	$26,288	$30,522	$30,082
Average Net Assets for the Period (in thousands)	$13,064	$20,193	$26,165	$30,308	$30,905	$31,902
Ratio of Gross Expenses to Average Net Assets***(1)	1.54%(2)	1.49%	1.34%	1.35%	1.20%	1.15%
Ratio of Net Expenses to Average Net Assets***(1)	1.54%(2)	1.49%	1.34%	1.35%	1.20%	1.15%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.01)%	(0.31)%	(0.63)%	(0.73)%	(0.77)%	(0.66)%
Portfolio Turnover Rate***	79%	87%	81%	80%	89%	108%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 6 in Notes to Financial Statements.
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would have been 1.24% for Institutional Shares and 1.49% for Service Shares without the inclusion of dividends on short positions.

See Notes to Financial Statements.

14  Janus Aspen Series  June 30, 2009

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Global Health/Biotechnology Funds	Funds that invest at least 65% of their equity portfolios in shares of companies engaged in healthcare, medicine, and biotechnology.

Morgan Stanley Capital International World Health Care Index	Is a capitalization weighted index that monitors the performance of health care stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

°°  Schedule of Fair Valued Securities (as of June 30, 2009)

		Value as a %
	Value	of Net Assets

Janus Aspen Global Life Sciences Portfolio
Fibrogen, Inc.	$219,258	1.4%
Lifesync Holdings, Inc. — Private Placement	54,659	0.4%
Mediquest Therapeutics — expires 6/15/11	–	0.0%
Mediquest Therapeutics — expires 6/15/12	4	0.0%
Mediquest Therapeutics — Private Placement	80,320	0.5%
Mediquest Therapeutics — Private Placement, Series A-1	42,088	0.3%
Portola Pharmaceuticals, Inc. — Private Placement	119,185	0.8%

	$515,514	3.4%

Securities are valued at “fair value” pursuant to procedures adopted by the Portfolio’s trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

§ Schedule of Restricted and Illiquid Securities (as of June 30, 2009)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Global Life Sciences Portfolio
Fibrogen, Inc.°°	12/28/04 – 11/8/05	$170,534	$219,258	1.4%
Lifesync Holdings, Inc. — Private Placement°°	5/31/06 – 2/19/08	189,350	54,659	0.4%
Mediquest Therapeutics — expires 6/15/11°°	5/11/06 – 6/15/06	–	–	0.0%
Mediquest Therapeutics — expires 6/15/12°°	10/12/07 – 5/8/08	2,511	4	0.0%
Mediquest Therapeutics — Private Placement°°	5/11/06 – 6/15/06	160,640	80,320	0.5%
Mediquest Therapeutics — Private Placement, Series A-1°°	3/31/09	84,521	42,088	0.3%
Portola Pharmaceuticals, Inc. — Private Placement°°	7/3/08	119,185	119,185	0.8%

		$726,741	$515,514	3.4%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2009. The issuer incurs all registration costs.

Janus Aspen Series  June 30, 2009  15

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Global Life Sciences Portfolio
Common Stock
Chemicals – Diversified	$–	$326,867	$–
Life and Health Insurance	–	219,439	–
Medical – Biomedical and Genetic	3,796,048	–	219,258
Medical – Drugs	2,895,504	2,212,094	–
Medical – Generic Drugs	106,984	315,504	80,320
Medical Instruments	653,370	–	54,659
Soap and Cleaning Preparations	–	113,831	–
Therapeutics	297,963	–	119,185
All Other	3,674,036	–	–

Corporate Bond	–	96,280	–

Preferred Stock	–	42,088	–

Warrants	–	4	–

Money Market	–	124,744	–

Total Investments in Securities	$11,423,905	$3,450,851	$473,422

Investments in Securities Sold Short
Common Stock	$–	$(166,635)	$–

Other Financial Instruments(a):
Foreign Currency Contracts, Open	$–	$(14,658)	$–

(a)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Option and swap contracts are reported at their market value at measurement date.

Level 3 Valuation Reconciliation of Assets (as of the six-month period ended June 30, 2009)

Change in
		Accrued		Unrealized	Net	Transfers In
	Balance as of	Discounts/	Realized	Appreciation/	Purchases/	and/or Out of	Balance as of
	December 31, 2008	Premiums	Gain/(Loss)	(Depreciation)(a)	(Sales)	Level 3	June 30, 2009

Investments in Securities:
Janus Aspen Global Life Sciences Portfolio	$514,909	$–	$–	$–	$–	$(41,487)	$473,422

(a)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Operations.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates as of June 30, 2009 is noted below.

Portfolio	Aggregate Value

Janus Aspen Global Life Sciences Portfolio	$3,561,500

16  Janus Aspen Series  June 30, 2009

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Global Life Sciences Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes fourteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Aspen Series  June 30, 2009  17

Notes to Financial Statements (unaudited) (continued)

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits such as income tax expense on the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended June 30, 2009, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles, and expands disclosure requirements regarding fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within the fiscal year. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

18  Janus Aspen Series  June 30, 2009

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2009 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued FASB staff position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. The Portfolio adopted FSP 157-4 in the current reporting period.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, options contracts, swap contracts, forward contracts, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. OTC derivatives, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Janus Aspen Series  June 30, 2009  19

Notes to Financial Statements (unaudited) (continued)

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to foreign currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price.

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in Long-Term Equity Anticipation Securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic

20  Janus Aspen Series  June 30, 2009

and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to market risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer, is the fair value of the contract. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an

Janus Aspen Series  June 30, 2009  21

Notes to Financial Statements (unaudited) (continued)

investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A Portfolio investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Disclosures for Derivative Instruments
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Portfolio adopted SFAS No. 161 in the current reporting period.

Fair Value of Derivative Instruments as of June 30, 2009 (unaudited)

Derivatives not accounted for as hedging	Asset Derivatives		Liability Derivatives
instruments under Statement 133	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign Exchange Contracts	Forward currency contracts	$–	Forward currency contracts	$14,658

Total		$–		$14,658

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2009 (unaudited)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments under Statement 133	Futures	Swaps	Options	Contracts	Total

Foreign Exchange Contracts	$–	$–	$–	(73,410)	(73,410)

Total	$–	$–	$–	$(73,410)	$(73,410)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments under Statement 133	Futures	Swaps	Options	Contracts	Total

Foreign Exchange Contracts	–	–	–	44,419	44,419

Total	$–	$–	$–	$44,419	$44,419

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

22  Janus Aspen Series  June 30, 2009

Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
Pursuant to an exemptive order received from the Securities and Exchange Commission (“SEC”), the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of

Janus Aspen Series  June 30, 2009  23

Notes to Financial Statements (unaudited) (continued)

investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio

24  Janus Aspen Series  June 30, 2009

enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited. As of June 30, 2009, Janus Aspen Global Life Sciences Portfolio had deposits with brokers of $159,403. The deposits represent restricted cash held as collateral in relation to short sales.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.64%.

Janus Capital has agreed until at least May 1, 2010 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, exceed an annual rate of 1.24% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital. Amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer and compliance staff of the Trust. Total compensation of $34,156 was paid by the Trust during the six-month period ended June 30, 2009. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2009 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended June 30, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the six-month period ended June 30, 2009.

For the six-month period ended June 30, 2009, Janus Capital assumed $648 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 9. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Assets and Liabilities (if

Janus Aspen Series  June 30, 2009  25

Notes to Financial Statements (unaudited) (continued)

applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Assets and Liabilities (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

During the six-month period ended June 30, 2009, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/09

Janus Aspen Global Life Sciences Portfolio
Janus Cash Liquidity Fund LLC	$3,578,453	$3,457,709	$528	$124,744
Janus Institutional Money Market Fund – Institutional Shares	533	190,291	255	–

	$3,578,986	$3,648,000	$783	$124,744

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Aspen Global Life Sciences Portfolio	$16,073,639	$1,605,911	$(2,331,372)	$(725,461)

Information on the tax components of securities sold short as of June 30, 2009 is as follows:

	Federal Tax
	Proceeds from	Unrealized	Unrealized	Net Tax
Fund	Securities Sold Short	Appreciation	(Depreciation)	(Depreciation)

Janus Aspen Global Life Sciences Portfolio	(159,403)	1,447	(8,679)	(7,232)

During the year ended December 31, 2008, the following capital loss carryovers were utilized by the Portfolio as indicated in the table below.

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Global Life Sciences Portfolio	$1,344,560

26  Janus Aspen Series  June 30, 2009

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2009 and each fiscal year ended December 31

		Institutional Shares						Service Shares
Portfolio	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)

Janus Aspen Global Life Sciences Portfolio	2.07%	1.46%	1.09%	1.10%	0.95%	0.90%	2.32%	1.70%	1.34%	1.35%	1.20%	1.15%

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

7.	Capital Share Transactions

For the six-month period ended June 30, 2009 (unaudited) and	Janus Aspen Global
the fiscal year ended December 31, 2008	Life Sciences Portfolio
(all numbers in thousands)	2009	2008

Transactions in Portfolio Shares – Institutional Shares
Shares sold	27	87
Reinvested dividends and distributions	4	–
Shares repurchased	(66)	(116)
Net Increase/(Decrease) in Portfolio Shares	(35)	(29)
Shares Outstanding, Beginning of Period	272	301
Shares Outstanding, End of Period	237	272
Transactions in Portfolio Shares – Service Shares
Shares sold	55	195
Reinvested dividends and distributions	27	–
Shares repurchased	(247)	(695)
Net Increase/(Decrease) in Portfolio Shares	(165)	(500)
Shares Outstanding, Beginning of Period	1,734	2,234
Shares Outstanding, End of Period	1,569	1,734

8.	Purchases and Sales of Investment Securities

For the six-month period ended June 30, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Global Life Sciences Portfolio	$5,743,420	$6,952,900	$–	$–

9.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the

Janus Aspen Series  June 30, 2009  27

Notes to Financial Statements (unaudited) (continued)

“Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the Court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the Court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. After the parties completed the supplemental briefing in the Marini case, on June 12, 2009, the Court granted judgment in Janus’ favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. However, in July 2009, a Stipulation of Dismissal was filed, which dismissed the case with prejudice. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely’s favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys’ fees, and damage enhancement under the Colorado Wage Act. Upon receipt of the parties’ notice of satisfaction of judgment, in July 2009, the Court ordered the matter dismissed with prejudice. Trial in the Malley matter was scheduled to commence in April 2009 but was subsequently continued at the request of Plaintiff. On August 4, 2009, a Stipulated Motion for Dismissal was filed, which resulted in the Court ordering the matter dismissed with prejudice.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

28  Janus Aspen Series  June 30, 2009

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-877-335-2687 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-877-335-2687 (toll free).

Janus Aspen Series  June 30, 2009  29

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the six-month period ended June 30, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

30  Janus Aspen Series  June 30, 2009

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the

Janus Aspen Series  June 30, 2009  31

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

32  Janus Aspen Series  June 30, 2009

Notes

Janus Aspen Series  June 30, 2009  33

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, go to janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

151 Detroit Street Denver, CO 80206 1-877-335-2687

Portfolio distributed by Janus Distributors LLC (8/09)

C-0709-338	109-24-713 08-09

2009 Semiannual Report
Janus Aspen Series

Janus Aspen Global Technology Portfolio

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Schedule of Investments	15
Notes to Financial Statements	16
Additional Information	29
Explanations of Charts, Tables and Financial Statements	30

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2009. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2009 to June 30, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares and Service II Shares, brokerage commissions, interest, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least May 1, 2010. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  June 30, 2009  1

Janus Aspen Global Technology Portfolio (unaudited)

Portfolio Snapshot
This portfolio seeks to find and invest in undervalued technology companies that are winning in the product marketplace.

Barney Wilson
portfolio manager

Performance Overview

During the six months ended June 30, 2009, Janus Aspen Global Technology Portfolio’s Institutional Shares, Service Shares and Service II Shares returned 26.60%, 26.55% and 26.69%, respectively. By comparison, the Portfolio’s secondary and primary benchmarks, the Morgan Stanley Capital International (MSCI) World Information Technology Index and the S&P 500® Index returned 21.52% and 3.16%, respectively.

Economic Environment

Equity markets began 2009 sharply lower bringing some indices to multi-year lows. Global markets rebounded with exceptionally solid gains in emerging markets. India and China were among the strongest performing emerging markets, while Asia was the strongest performing region. Europe and the U.S. posted slight gains. Commodities generally performed strongly led by copper and crude oil, although natural gas was sharply lower in the period. The Dollar Index finished the period lower, as the British pound and euro were stronger against the U.S. dollar. The Japanese yen traded lower versus the U.S. dollar during the period.

Investment Strategy

Janus Aspen Global Technology Portfolio’s objective is to seek long-term growth of capital. We work closely with the Janus analysts covering technology and technology-related companies to identify high quality and innovative technology companies that are growing earnings and cash flow in excess of market expectations. While investing in the information technology sector can be more volatile than a broader market index, we believe the sector can provide an excellent opportunity for attractive investment returns if one can tolerate the volatility.

Three things are at the core of the Portfolio’s investment and portfolio construction philosophy: fundamental research, valuation analysis and diversification. First, in the intensive research that is a hallmark of Janus, we seek out the customers, competitors and suppliers of a company to develop our view of the future fundamental performance of that company. We try to anticipate material changes in industries and to understand which companies are going to win on a multi-year basis in the product marketplace and why. Second, in conducting our valuation analysis, we focus foremost on the value of the future cash flows of the company. Third, when constructing the Portfolio, we deliberately seek to control risk by diversifying across multiple dimensions, such as subsectors, geographies, market capitalizations and valuation ranges.

In anticipation of changes in various foreign currencies, we may hedge a portion of the Portfolio’s foreign currency exposure. Forward foreign currency exchange contracts may be used to buy and/or sell currencies in order to fix the rate at which we can exchange the currency on a future date. (Please see the Derivatives Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.)

Contributors to Performance

Apple Inc. was the Portfolio’s largest individual contributor during the period as it continued to grow in iPhone, laptop and desktop sales. We think the company will gain share in the growing smart phone market and in its laptop and desktop businesses. We have seen evidence that smooth integration of Apple’s products improves the consumer experience and has led buyers of one Apple product, such as the iPhone, to buy other offerings.

CommScope was another contributor during the period, rebounding from weakness related to its debt level. CommScope is an information technology company involved in providing infrastructure solutions for communication and wireless networks. We think the company, with the majority of its business exposed to spending on wireless infrastructure, will grow as demand for data services over wireless networks grows.

Tyco Electronics rose during the period amid solid earnings results. We are attracted to the electronic connectors space, particularly Tyco, given its growth and attractive returns on invested capital. Tyco is the largest player in the industry and has historically generated attractive free cash flow. Despite concerns over the depth of the recession, we did not see a material change in the long-term fundamentals.

Detractors from Performance

Nintendo Company Ltd. declined during the period. We think the company is in a multiyear growth cycle given its leading game platform the Wii, which has expanded the gaming

2  Janus Aspen Series  June 30, 2009

(unaudited)

market. We are excited about new products potentially driving software sales and possibly expanding margins.

Yamada Denki, the dominate electronics retailer in Japan, was a detractor. We thought the company would gain market share and improve profitability as it grew. We sold the stock. Lamar Advertising, an outdoor and digital advertising firm, was another detractor. We sold this position as well. It suffered from a generally negative backdrop for advertising-related stocks and those companies with leverage on their balance sheet. We believed returns would improve from the transition from static billboards to dynamic digital billboards.

Looking Ahead

We focus on anticipating change, trying to determine which companies are going to win on a multiyear basis in the product marketplace. We also focus on finding companies where we feel the price of the stock is below the value of the cash flows of the company. We like companies directly or indirectly related to the smart phone industry given our view of its long-term growth potential. Besides the hardware and software makers, wireless data technologies are attractive to us given our expectation of increased data traveling over wireless networks. In a tough environment for corporate and consumer spending on technology, we concentrate on recurring revenues, flexible cost structures and market share gainers. Our goal is to leverage the strong, grassroots research foundation of Janus to uncover what we believe are the best investment opportunities for our shareholders.

Thank you for your investment in Janus Aspen Global Technology Portfolio.

Janus Aspen Global Technology Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Apple, Inc.	2.51%
Commscope, Inc.	2.35%
Tyco Electronics, Ltd.	1.77%
Research In Motion, Ltd. (U.S. Shares)	1.51%
Marvell Technology Group, Ltd.	1.48%

5 Bottom Performers – Holdings

Contribution

Amazon.com, Inc.	-0.45%
Nintendo Co., Ltd.	-0.37%
Yamada Denki Co., Ltd.	-0.34%
Lamar Advertising Co. – Class A	-0.22%
Trimble Navigation, Ltd.	-0.22%

5 Top Performers – Sectors*

		Portfolio Weighting
	Portfolio Contribution	(% of Equities)	S&P 500® Index Weighting

Information Technology	27.51%	81.56%	17.45%
Health Care	1.04%	8.55%	14.78%
Telecommunication Services	0.34%	0.43%	3.74%
Utilities	0.23%	0.50%	4.21%
Industrials	0.21%	3.73%	10.26%

5 Bottom Performers – Sectors*

		Portfolio Weighting
	Portfolio Contribution	(% of Equities)	S&P 500® Index Weighting

Consumer Discretionary	-0.63%	4.35%	8.73%
Financials	0.00%	0.00%	11.72%
Energy	0.00%	0.00%	13.33%
Consumer Staples	0.00%	0.00%	12.55%
Materials	0.03%	0.88%	3.22%

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Aspen Series  June 30, 2009  3

Janus Aspen Global Technology Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2009

Apple, Inc. Computers	4.9%
CommScope, Inc. Telecommunication Equipment	4.6%
Oracle Corp. Enterprise Software/Services	3.9%
Vocus, Inc. Internet Applications Software	3.1%
Symantec Corp. Internet Security	3.1%

19.6%

Asset Allocation – (% of Net Assets)
As of June 30, 2009

Emerging markets comprised 0.7% of total net assets.

*Includes Securities Sold Short of (3.7%)

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2009

As of December 31, 2008

4  Janus Aspen Series  June 30, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2009					Expense Ratios – for the fiscal year ended December 31, 2008
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Global Technology Portfolio

Institutional Shares	26.60%	–18.49%	1.29%	–9.67%	0.85%	0.85%(a)

Service Shares	26.55%	–18.81%	1.03%	–9.91%	1.11%	1.11%(b)

Service II Shares	26.69%	–18.48%	1.12%	–9.82%	1.11%	1.11%(c)

S&P 500® Index	3.16%	–26.21%	–2.24%	–3.02%

Morgan Stanley Capital International World Information Technology Index	21.52%	–22.18%	–1.77%	–10.01%**

Lipper Quartile – Institutional Shares	–	2nd	1st	3rd

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Global Science & Technology Funds	–	21/57	8/52	8/13

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

a) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

See important disclosures on the following pages.

Janus Aspen Series  June 30, 2009  5

Janus Aspen Global Technology Portfolio (unaudited)

(b) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding the distribution and shareholder servicing fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers shown reflects the application of such limits and, if any, and without such waivers, total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding the distribution and shareholder servicing fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

Annual expense ratios include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Portfolio sells short pay dividends or interest and the amount of such dividends or interest.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s total operating expenses did not exceed the expense limit so no waivers were in effect for the fiscal year ended December 31, 2008.

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, therefore the Portfolio’s performance, may decline in response to such risks.

The use of short sales may cause the Portfolio to have higher expenses than those of other equity portfolios. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Portfolio’s losses are potentially unlimited in a short sale transaction. The Portfolio’s use of short sales in effect leverages the Portfolio. The Portfolio’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Portfolio assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Portfolio owns.

The Portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Portfolio also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Portfolio sells short pay dividends or interest and the amount of such dividends or interest.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service II Shares for periods prior to December 31, 2001 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service II Shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

January 31, 2000 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – January 18, 2000

**	The Morgan Stanley Capital International World Information Technology Index since inception returns are calculated from January 31, 2000.

6  Janus Aspen Series  June 30, 2009

(unaudited)

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/09)	(6/30/09)	(1/1/09-6/30/09)†

Actual	$1,000.00	$1,266.00	$5.62

Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.01

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/09)	(6/30/09)	(1/1/09-6/30/09)†

Actual	$1,000.00	$1,265.50	$7.13

Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.36

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service II Shares	(1/1/09)	(6/30/09)	(1/1/09-6/30/09)†

Actual	$1,000.00	$1,266.90	$7.08

Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.31

†	Expenses are equal to the annualized expense ratio of 1.00% for Institutional Shares, 1.27% for Service Shares, and 1.26% for Service II Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

Janus Aspen Series  June 30, 2009  7

Janus Aspen Global Technology Portfolio

Schedule of Investments (unaudited)

As of June 30, 2009

Shares or Principal Amount		Value

Common Stock – 97.6%
Aerospace and Defense – 1.1%
6,830	Lockheed Martin Corp.	$550,840
11,525	Northrop Grumman Corp.	526,462
		1,077,302
Applications Software – 1.5%
14,490	Citrix Systems, Inc.*	462,086
39,450	Microsoft Corp.	937,727
		1,399,813
Cable Television – 1.4%
26,439	British Sky Broadcasting Group PLC**	198,315
930	Jupiter Telecommunications Co., Ltd.**	705,194
13,070	Time Warner Cable, Inc. – Class A	413,927
		1,317,436
Casino Services – 0.8%
50,430	International Game Technology	801,837
Chemicals – Diversified – 0.6%
12,200	Shin-Etsu Chemical Co., Ltd.**	563,548
Commercial Services – 1.6%
327,710	Live Nation, Inc.*	1,592,671
Communications Software – 0.4%
23,185	SolarWinds, Inc.*	382,321
Computer Aided Design – 0.2%
7,415	ANSYS, Inc.*	231,051
Computer Software – 0.6%
44,180	Omniture, Inc.*	554,901
Computers – 10.0%
33,065	Apple, Inc.**	4,709,447
25,755	International Business Machines Corp.	2,689,337
31,705	Research In Motion, Ltd. (U.S. Shares)*	2,252,640
		9,651,424
Computers – Memory Devices – 0.7%
64,285	Seagate Technology	672,421
Computers – Peripheral Equipment – 0.4%
25,318	Logitech International S.A.*	352,679
Decision Support Software – 1.2%
129,885	DemandTec, Inc.*	1,142,988
E-Commerce/Services – 1.5%
82,170	eBay, Inc.*	1,407,572
Electric – Generation – 0.6%
49,435	AES Corp.*	573,940
Electronic Components – Miscellaneous – 1.9%
99,100	Tyco Electronics, Ltd.	1,842,269
Electronic Components – Semiconductors – 3.2%
1,394,072	ARM Holdings PLC**	2,753,814
15,085	Broadcom Corp. – Class A*	373,957
		3,127,771
Electronic Connectors – 1.2%
36,840	Amphenol Corp. – Class A	1,165,618
Electronic Measuring Instruments – 2.1%
102,995	Trimble Navigation, Ltd.*	2,021,792
Enterprise Software/Services – 9.7%
49,724	Autonomy Corp. PLC**	1,178,055
26,742	Aveva Group PLC**	315,858
114,155	CA, Inc.	1,989,722
17,215	Concur Technologies, Inc.*	535,042
177,720	Oracle Corp.	3,806,761
61,810	Taleo Corp.*	1,129,269
24,724	Temenos Group A.G.*	422,216
		9,376,923
Human Resources – 1.9%
650	Hewitt Associates, Inc. – Class A*	19,357
192,870	SuccessFactors, Inc.*	1,770,547
		1,789,904
Internet Applications Software – 4.1%
54,055	DealerTrack Holdings, Inc.*	918,935
153,080	Vocus, Inc.*	3,024,861
		3,943,796
Internet Content – Information/News – 0.3%
80,490	TechTarget, Inc.*	321,960
Internet Security – 3.1%
194,205	Symantec Corp.*	3,021,830
Life and Health Insurance – 0.7%
44,845	Ondontoprev S.A.	666,312
Medical – Biomedical and Genetic – 7.4%
11,070	Alexion Pharmaceuticals, Inc.	455,198
53,320	Celgene Corp.*	2,550,828
15,860	Genzyme Corp.*	882,926
27,175	Gilead Sciences, Inc.*	1,272,877
34,930	Myriad Genetics, Inc.*	1,245,255
21,585	Vertex Pharmaceuticals, Inc.*	769,289
		7,176,373
Medical Instruments – 1.8%
10,815	Intuitive Surgical, Inc.*	1,769,983
Medical Products – 1.1%
10,985	Baxter International, Inc.	581,766
11,445	Stryker Corp.	454,824
		1,036,590
Multimedia – 2.8%
191,565	News Corp. – Class A	1,745,157
11,435	Time Warner, Inc.*	288,048
106,570	WPP PLC**	708,724
		2,741,929
Networking Products – 3.4%
149,755	Cisco Systems, Inc.*,**	2,791,433
20,890	Juniper Networks, Inc.*	493,004
		3,284,437
Power Converters and Power Supply Equipment – 2.3%
210,000	China High Speed Transmission Equipment Group Co., Ltd.	421,185
81,715	JA Solar Holdings Co., Ltd. (ADR)*	384,061
19,195	Vestas Wind Systems A/S*	1,380,082
		2,185,328
Semiconductor Components/Integrated Circuits – 4.7%
737,825	Atmel Corp.	2,752,087
156,830	Marvell Technology Group, Ltd.*	1,825,501
		4,577,588

See Notes to Schedule of Investments and Financial Statements.

8  Janus Aspen Series  June 30, 2009

Schedule of Investments (unaudited)

As of June 30, 2009

Shares or Principal Amount		Value

Semiconductor Equipment – 0.7%
10,500	ASML Holdings N.V. (U.S. Shares)	$227,325
16,005	Kla-Tencor Corp.	404,126
		631,451
Telecommunication Equipment – 8.5%
73,030	Arris Group, Inc.*	888,045
170,110	CommScope, Inc.*	4,467,088
497,740	Tellabs Inc.*	2,852,050
		8,207,183
Telecommunication Equipment – Fiber Optics – 0.5%
32,415	Corning, Inc.	520,585
Telecommunication Services – 3.2%
120,545	Amdocs, Ltd. (U.S. Shares)* ,**	2,585,690
43,560	SAVVIS, Inc.*	499,198
		3,084,888
Television – 0.5%
73,315	CBS Corp. – Class B	507,340
Toys – 2.9%
10,165	Nintendo Co., Ltd.**	2,797,886
Transactional Software – 0.2%
9,310	Solera Holdings, Inc.*	236,474
Web Portals/Internet Service Providers – 1.4%
88,425	Yahoo!, Inc.*	1,384,736
Wireless Equipment – 5.4%
40,215	Crown Castle International Corp.*	965,964
43,730	QUALCOMM, Inc.	1,976,596
237,245	Telefonaktiebolaget L.M. Ericsson (ADR)	2,320,256
		5,262,816

Total Common Stock (cost $87,460,364)		94,405,666

Money Market – 3.5%
3,363,000	Janus Cash Liquidity Fund LLC, 0% (cost $3,363,000)	3,363,000

Total Investments (total cost $90,823,364) – 101.1%		97,768,666

Securities Sold Short – (3.7)%
Common Stock – (3.7)%
E-Commerce/Products – (1.1)%
12,140	Amazon.com, Inc.	(1,015,632)
Investment Companies – (2.0)%
53,760	PowerShares QQQ Trust (ETF)	(1,955,789)
Software Tools – (0.6)%
22,805	VMware, Inc. – Class A*	(621,892)

Total Securities Sold Short (proceeds $3,239,422) – (3.7)%		(3,593,314)

Cash, Receivables and Other Assets, net of Liabilities – 2.6%		2,496,525

Net Assets – 100%		$96,671,877

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$1,825,501	1.9%
Brazil	666,312	0.7%
Canada	2,252,640	2.3%
Cayman Islands	1,477,667	1.5%
Denmark	1,380,082	1.4%
Guernsey	2,585,690	2.6%
Japan	4,066,627	4.1%
Netherlands	227,325	0.2%
Sweden	2,320,256	2.4%
Switzerland	2,617,164	2.7%
United Kingdom	5,154,766	5.3%
United States††	73,194,636	74.9%

Total	$97,768,666	100.0%

††	Includes Short-Term Securities (71.4% excluding Short-Term Securities)

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

United States	$(3,593,314)	100.0%

Total	$(3,593,314)	100.0%

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S. $	Gain/(Loss)

British Pound 7/15/09	490,000	$806,041	$(58,546)
British Pound 8/6/09	823,000	1,353,782	(13,312)
Japanese Yen 7/15/09	131,500,000	1,365,478	(9,429)
Japanese Yen 8/6/09	161,000,000	1,672,262	(18,293)

		$5,197,563	$(99,580)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2009  9

Statement of Assets and Liabilities

Janus Aspen
Global
As of June 30, 2009 (unaudited)	Technology
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$90,823
Unaffiliated investments at value	$94,406
Affiliated money market investments	3,363
Cash	45
Deposits with broker for short sales	3,239
Receivables:
Investments sold	136
Portfolio shares sold	16
Dividends	42
Non-interested Trustees’ deferred compensation	2
Other Assets	2
Total Assets	101,251
Liabilities:
Payables:
Short sales, at value(1)	3,593
Investments purchased	628
Portfolio shares repurchased	115
Advisory fees	51
Printing fees	35
Transfer agent fees and expenses	3
Distribution fees – Service Shares	16
Distribution fees – Service II Shares	3
Non-interested Trustees’ fees and expenses	4
Non-interested Trustees’ deferred compensation fees	2
Accrued expenses and other payables	29
Forward currency contracts	100
Total Liabilities	4,579
Net Assets	$96,672
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$499,876
Undistributed net investment income/(loss)*	(171)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(409,525)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	6,492
Total Net Assets	$96,672
Net Assets – Institutional Shares	$2,609
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	731
Net Asset Value Per Share	$3.57
Net Assets – Service Shares	$77,305
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	21,050
Net Asset Value Per Share	$3.67
Net Assets – Service II Shares	$16,758
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	4,473
Net Asset Value Per Share	$3.75

*	See Note 5 in Notes to Financial Statements.

(1)	Includes proceeds of $3,239,422

See Notes to Financial Statements.

10  Janus Aspen Series  June 30, 2009

Statement of Operations

Janus Aspen
Global
For the six-month period ended June 30, 2009 (unaudited)	Technology
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$–
Dividends	360
Dividends from affiliates	3
Foreign tax withheld	(18)
Total Investment Income	345
Expenses:
Advisory fees	258
Transfer agent fees and expenses	4
Registration fees	–
Custodian fees	18
Audit fees	17
Non-interested Trustees’ fees and expenses	4
Distribution fees – Service Shares	82
Distribution fees – Service II Shares	17
Postage expenses	33
Printing expenses	45
Other expenses	32
Total Expenses	510
Expense and Fee Offset	–
Net Expenses	510
Net Investment Income/(Loss)	(165)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	(7,994)
Net realized gain/(loss) from short sales	80
Net realized gain/(loss) from options contracts	144
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	27,782
Net Gain/(Loss) on Investments	20,012
Net Increase/(Decrease) in Net Assets Resulting from Operations	$19,847

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2009  11

Statements of Changes in Net Assets

	Janus Aspen
	Global
For the six-month period ended June 30, 2009 (unaudited)	Technology
and for the fiscal year ended December 31, 2008	Portfolio
(all numbers in thousands)	2009	2008

Operations:
Net investment income/(loss)	$(165)	$(249)
Net realized gain/(loss) from investment and foreign currency transactions	(7,994)	(12,960)
Net realized gain/(loss) from short sales	80	696
Net realized gain/(loss) from options contracts	144	341
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	27,782	(55,385)
Net Increase/(Decrease) in Net Assets Resulting from Operations	19,847	(67,557)
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	–	(7)
Service Shares	–	(90)
Service II Shares	–	(17)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net (Decrease) from Dividends and Distributions	–	(114)
Capital Share Transactions:
Shares sold
Institutional Shares	1,066	746
Service Shares	6,246	13,420
Service II Shares	3,671	2,953
Redemption fees
Service II Shares	5	4
Reinvested dividends and distributions
Institutional Shares	–	7
Service Shares	–	89
Service II Shares	–	17
Shares repurchased
Institutional Shares	(300)	(1,832)
Service Shares	(7,220)	(33,335)
Service II Shares	(2,156)	(6,533)
Net Increase/(Decrease) from Capital Share Transactions	1,312	(24,464)
Net Increase/(Decrease) in Net Assets	21,159	(92,135)
Net Assets:
Beginning of period	75,513	167,648
End of period	$96,672	$75,513

Undistributed net investment income/(loss)*	$(171)	$(6)

*	See Note 5 in Notes to Financial Statements

See Notes to Financial Statements.

12  Janus Aspen Series  June 30, 2009

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period
ended June 30, 2009 (unaudited)	Janus Aspen Global Technology Portfolio
and through each fiscal year ended December 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$2.82	$5.02	$4.13	$3.82	$3.42	$3.39
Income from Investment Operations:
Net investment income/(loss)	(.07)	.09	–	.03	.05	.02
Net gain/(loss) on investments (both realized and unrealized)	.82	(2.28)	.91	.28	.35	.01
Total from Investment Operations	.75	(2.19)	.91	.31	.40	.03
Less Distributions:
Dividends (from net investment income)*	–	(.01)	(.02)	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	(.01)	(.02)	–	–	–
Net Asset Value, End of Period	$3.57	$2.82	$5.02	$4.13	$3.82	$3.42
Total Return**	26.60%	(43.70)%	22.07%	8.12%	11.70%	0.88%
Net Assets, End of Period (in thousands)	$2,609	$1,395	$4,093	$2,673	$2,989	$4,423
Average Net Assets for the Period (in thousands)	$1,818	$3,000	$3,293	$2,823	$3,100	$4,887
Ratio of Gross Expenses to Average Net Assets***(1)	1.00%(2)	0.85%(2)	0.82%(2)	0.83%	0.73%	0.72%
Ratio of Net Expenses to Average Net Assets***(1)	1.00%(2)	0.85%(2)	0.82%(2)	0.83%	0.73%	0.72%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.16)%	0.06%	0.70%	0.13%	0.01%	0.19%
Portfolio Turnover Rate***	136%	92%	67%	89%	42%	30%

Service Shares

For a share outstanding during the six-month period
ended June 30, 2009 (unaudited)	Janus Aspen Global Technology Portfolio
and through each fiscal year ended December 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$2.90	$5.18	$4.27	$3.96	$3.55	$3.53
Income from Investment Operations:
Net investment income/(loss)	(.01)	–	.02	–	–	–
Net gain/(loss) on investments (both realized and unrealized)	.78	(2.28)	.91	.31	.41	.02
Total from Investment Operations	.77	(2.28)	.93	.31	.41	.02
Less Distributions:
Dividends (from net investment income)*	–	–	(.02)	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	(.02)	–	–	–
Net Asset Value, End of Period	$3.67	$2.90	$5.18	$4.27	$3.96	$3.55
Total Return**	26.55%	(43.97)%	21.70%	7.83%	11.55%	0.57%
Net Assets, End of Period (in thousands)	$77,305	$62,274	$137,367	$132,281	$138,172	$151,354
Average Net Assets for the Period (in thousands)	$65,854	$101,523	$133,221	$134,175	$134,959	$161,072
Ratio of Gross Expenses to Average Net Assets***(1)	1.27%(2)	1.11%(2)	1.07%(2)	1.08%	0.98%	0.97%
Ratio of Net Expenses to Average Net Assets***(1)	1.27%(2)	1.11%(2)	1.07%(2)	1.08%	0.98%	0.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.42)%	(0.21)%	0.39%	(0.12)%	(0.24)%	(0.06)%
Portfolio Turnover Rate***	136%	92%	67%	89%	42%	30%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 6 in Notes to Financial Statements.
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would have been 1.00% and 1.00%, respectively, in 2009 and 0.85% and 0.85%, respectively, in 2008 and 0.82% and 0.82%, respectively, in 2007 for Institutional Shares, 1.27% and 1.27%, respectively, in 2009 and 1.11% and 1.11%, respectively, in 2008 and 1.07% and 1.07%, respectively in 2007 for Service Shares without the inclusion of dividends on short positions.

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2009  13

Financial Highlights (continued)

Service II Shares

For a share outstanding during the six-month period
ended June 30, 2009 (unaudited)	Janus Aspen Global Technology Portfolio
and through each fiscal year ended December 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$2.96	$5.28	$4.35	$4.03	$3.62	$3.59
Income from Investment Operations:
Net investment income/(loss)	(.01)	–	.02	–	–	–
Net gain/(loss) on investments (both realized and unrealized)	.80	(2.32)	.93	.32	.41	.03
Total from Investment Operations	.79	(2.32)	.95	.32	.41	.03
Less Distributions and Other:
Dividends (from net investment income)*	–	–	(.02)	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption Fees	–	–(1)	–(1)	–(1)	–(1)	–(1)
Total Distributions and Other	–	–	(.02)	–	–	–
Net Asset Value, End of Period	$3.75	$2.96	$5.28	$4.35	$4.03	$3.62
Total Return**	26.69%	(43.89)%	21.75%	7.94%	11.33%	0.84%
Net Assets, End of Period (in thousands)	$16,758	$11,844	$26,188	$24,868	$25,882	$27,404
Average Net Assets for the Period (in thousands)	$13,669	$19,274	$25,482	$25,605	$24,247	$25,926
Ratio of Gross Expenses to Average Net Assets***(2)	1.26%(3)	1.11%(3)	1.07%(3)	1.08%	0.99%	0.97%
Ratio of Net Expenses to Average Net Assets***(2)	1.26%(3)	1.11%(3)	1.07%(3)	1.08%	0.98%	0.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.40)%	(0.21)%	0.39%	(0.13)%	(0.25)%	(0.06)%
Portfolio Turnover Rate***	136%	92%	67%	89%	42%	30%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(2)	See Note 6 in Notes to Financial Statements
(3)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would have been 1.26% and 1.26%, respectively, in 2009 and 1.11% and 1.11%, respectively, in 2008 and 1.07% and 1.07%, respectively, in 2007 for Service II Shares without the inclusion of dividends on short positions.

See Notes to Financial Statements.

14  Janus Aspen Series  June 30, 2009

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Global Science and Technology Funds	Funds that invest at least 65% of their equity portfolio in science and technology stocks.

Morgan Stanley Capital International World Information Technology Index	Is a capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Global Technology Portfolio
Common Stock
Cable Television	$413,927	$903,509	$–
Chemicals – Diversified	–	563,548	–
Computers – Peripheral Equipment	–	352,679	–
Electronic Components – Semiconductors	373,957	2,753,814	–
Enterprise Software/Services	7,460,795	1,916,128	–
Life and Health Insurance	–	666,312	–
Multimedia	2,033,205	708,724	–
Power Converters and Power Supply Equipment	–	2,185,328	–
Toys	–	2,797,886	–
Wireless Equipment	2,942,560	2,320,256	–
All Others	66,013,038	–	–

Money Market	–	3,363,000	–
Total Investments in Securities	$79,237,482	$18,531,184	$–

Investments in Securities Sold Short:
Common Stock	$3,593,314	$–	$–

Other Financial Instruments(a):
Foreign Currency Contracts, Open	$–	$(99,580)	$–

(a)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options and swap contracts are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates as of June 30, 2009 is noted below.

Portfolio	Aggregate Value

Janus Aspen Global Technology Portfolio	$13,100,843

Janus Aspen Series  June 30, 2009  15

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Global Technology Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes fourteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

16  Janus Aspen Series  June 30, 2009

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits such as income tax expense on the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended June 30, 2009, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles, and expands disclosure requirements regarding fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within the fiscal year. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Janus Aspen Series  June 30, 2009  17

Notes to Financial Statements (unaudited) (continued)

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2009 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued FASB staff position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. The Portfolio adopted FSP 157-4 in the current reporting period.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, options contracts, swap contracts, forward contracts, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. OTC derivatives, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for

18  Janus Aspen Series  June 30, 2009

nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to foreign currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price.

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in Long-Term Equity Anticipation Securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.”

Janus Aspen Series  June 30, 2009  19

Notes to Financial Statements (unaudited) (continued)

Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The Portfolio recognized realized gains/(losses) from written options contracts during the six-month period ended June 30, 2009 as indicated in the table below:

Portfolio	Gains/(Losses)

Janus Aspen Global Technology Portfolio	$152,517

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the six-month period ended June 30, 2009 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Aspen Global Technology Portfolio
Options outstanding at December 31, 2008	255	$37,066
Options written	2,732	337,411
Options closed	(2,702)	(328,256)
Options expired	(255)	(37,066)
Options exercised	(30)	(9,155)

Options outstanding at June 30, 2009	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Global Technology Portfolio
Options outstanding at December 31, 2008	–	$–
Options written	355	70,922
Options closed	(355)	(70,922)
Options expired	–	–
Options exercised	–	–

Options outstanding at June 30, 2009	–	$–

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to market risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers

20  Janus Aspen Series  June 30, 2009

to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer, is the fair value of the contract. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A Portfolio investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Disclosures for Derivative Instruments
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Portfolio adopted SFAS No. 161 in the current reporting period.

Fair Value of Derivative Instruments as of June 30, 2009 (unaudited)

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments under Statement 133	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Foreign Exchange Contracts	Forward currency contracts	$–	Forward currency contracts	$99,580

Total		$–		$99,580

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2009 (unaudited)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments under Statement 133	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$–	$–	$144,361	$–	$144,361

Foreign Exchange Contracts	–	–	–	191,761	191,761

Total	$–	$–	$144,361	$191,761	$336,122

Janus Aspen Series  June 30, 2009  21

Notes to Financial Statements (unaudited) (continued)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments under Statement 133	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$–	$–	$68,224	$–	$68,224

Foreign Exchange Contracts	–	–	–	(293,785)	(293,785)

Total	$–	$–	$68,224	$(293,785)	$(225,562)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these

22  Janus Aspen Series  June 30, 2009

securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
Pursuant to an exemptive order received from the Securities and Exchange Commission (“SEC”), the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the

Janus Aspen Series  June 30, 2009  23

Notes to Financial Statements (unaudited) (continued)

value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited. As of June 30, 2009, Janus Aspen Global Technology Portfolio had deposits with brokers of $3,239,422. The deposits represent restricted cash held as collateral in relation to short sales.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.64%.

Janus Capital has agreed until at least May 1, 2010 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares and Service II Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, exceed an annual rate of 1.24% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital. Amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer and compliance staff of the Trust. Total compensation of $34,156 was paid by the Trust during the six-month period ended June 30, 2009. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2009 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in

24  Janus Aspen Series  June 30, 2009

“Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended June 30, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the six-month period ended June 30, 2009.

For the six-month period ended June 30, 2009, Janus Capital assumed $648 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 9. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

A 1.00% redemption fee may be imposed on Service II Shares of the Portfolio held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio’s asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees for the six-month period ended June 30, 2009 were $4,572 for the Portfolio.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Assets and Liabilities (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Assets and Liabilities (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

During the six-month period ended June 30, 2009, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/09

Janus Aspen Global Technology Portfolio
Janus Cash Liquidity Fund LLC	$29,852,099	$26,498,099	$2,541	$3,363,000
Janus Institutional Money Market Fund – Institutional Shares	1,391	551,024	396	–

	$29,853,490	$27,049,123	$2,937	$3,363,000

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment

Janus Aspen Series  June 30, 2009  25

Notes to Financial Statements (unaudited) (continued)

securities for federal income tax purposes as of June 30, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)	Net Tax Appreciation

Janus Aspen Global Technology Portfolio	$92,037,807	$11,284,515	$(5,553,656)	$5,730,859

Information on the tax components of securities sold short as of June 30, 2009 is as follows:

	Federal Tax
	Proceeds from	Unrealized	Unrealized
Portfolio	Securities Sold Short	Appreciation	(Depreciation)	Net Tax (Depreciation)

Janus Aspen Global Technology Portfolio	$(3,239,422)	$25,144	$(379,036)	$(353,892)

Net capital loss carryovers as of December 31, 2008 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2008

	December 31,	December 31,	December 31,	December 31,	Accumulated
Portfolio	2009	2010	2011	2012	Capital Losses

Janus Aspen Global Technology Portfolio	$(230,513,839)	$(148,365,762)	$(8,794,052)	$(1,266,097)	$(388,939,750)

During the year ended December 31, 2008, the following capital loss carryovers were utilized by the Portfolio as indicated in the table below.

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Global Technology Portfolio	$687,791

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2009 (unaudited)
and for each fiscal year ended December 31

	Institutional Shares						Service Shares						Service II Shares
Portfolio	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)

Janus Aspen Global Technology Portfolio	1.00%	0.85%	0.82%	0.83%	0.73%	0.72%	1.27%	1.11%	1.07%	1.08%	0.98%	0.97%	1.26%	1.11%	1.07%	1.08%	0.99%	0.97%

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

26  Janus Aspen Series  June 30, 2009

7.	Capital Share Transactions

For the six-month period ended
June 30, 2009 (unaudited)	Janus Aspen Global
and the fiscal year ended December 31, 2008	Technology Portfolio
(all numbers in thousands)	2009	2008

Transactions in Portfolio Shares – Institutional Shares
Shares sold	344	176
Reinvested dividends and distributions	0	2
Shares repurchased	(108)	(498)
Net Increase/(Decrease) in Portfolio Shares	236	(320)
Shares Outstanding, Beginning of Period	495	815
Shares Outstanding, End of Period	731	495
Transactions in Portfolio Shares – Service Shares
Shares sold	1,953	3,035
Reinvested dividends and distributions	0	19
Shares repurchased	(2,363)	(8,128)
Net Increase/(Decrease) in Portfolio Shares	(410)	(5,074)
Shares Outstanding, Beginning of Period	21,460	26,534
Shares Outstanding, End of Period	21,050	21,460
Transactions in Portfolio Shares – Service II Shares
Shares sold	1,156	670
Reinvested dividends and distributions	0	4
Shares repurchased	(685)	(1,634)
Net Increase/(Decrease) in Portfolio Shares	471	(960)
Shares Outstanding, Beginning of Period	4,002	4,962
Shares Outstanding, End of Period	4,473	4,002

8.	Purchases and Sales of Investment Securities

For the six-month period ended June 30, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Global Technology Portfolio	$54,137,052	$54,275,467	$–	$–

9.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on

Janus Aspen Series  June 30, 2009  27

Notes to Financial Statements (unaudited) (continued)

behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the Court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the Court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. After the parties completed the supplemental briefing in the Marini case, on June 12, 2009, the Court granted judgment in Janus’ favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. However, in July 2009, a Stipulation of Dismissal was filed, which dismissed the case with prejudice. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely’s favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys’ fees, and damage enhancement under the Colorado Wage Act. Upon receipt of the parties’ notice of satisfaction of judgment, in July 2009, the Court ordered the matter dismissed with prejudice. Trial in the Malley matter was scheduled to commence in April 2009 but was subsequently continued at the request of Plaintiff. On August 4, 2009, a Stipulated Motion for Dismissal was filed, which resulted in the Court ordering the matter dismissed with prejudice.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

28  Janus Aspen Series  June 30, 2009

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-877-335-2687 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-877-335-2687 (toll free).

Janus Aspen Series  June 30, 2009  29

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the six-month period ended June 30, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

30  Janus Aspen Series  June 30, 2009

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Portfolio for shares held for 90 days or less by a shareholder. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within

Janus Aspen Series  June 30, 2009  31

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

32  Janus Aspen Series  June 30, 2009

Notes

Janus Aspen Series  June 30, 2009  33

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, go to janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

151 Detroit Street Denver, CO 80206 1-877-335-2687

Portfolio distributed by Janus Distributors LLC (8/09)

C-0709-338	109-24-714 08-09

2009 Semiannual Report
Janus Aspen Series

Janus Aspen Growth and Income Portfolio

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Schedule of Investments	13
Notes to Financial Statements	15
Additional Information	27
Explanations of Charts, Tables and Financial Statements	28

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2009. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2009 to June 30, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  June 30, 2009  1

Janus Aspen Growth and Income Portfolio (unaudited)

Portfolio Snapshot
This growth Portfolio seeks to create capital appreciation and income through all types of market conditions by leveraging Janus’ bottom-up, fundamental research.

Marc Pinto
portfolio manager

Performance Overview

For the six-month period ended June 30, 2009, Janus Aspen Growth and Income Portfolio’s Institutional and Service Shares returned 15.83% and 15.65%, respectively. The Portfolio’s primary benchmark, the S&P 500® Index, and its secondary benchmark, the Russell 1000® Growth Index, returned 3.16% and 11.53%, respectively.

Economic Overview

Equity markets began 2009 sharply lower bringing some indices to multi-year lows before rebounding in April and May. The rally paused in June but not before many broad market indices moved into positive territory for the year. Mid-cap indices significantly outperformed small caps and large caps, which performed similarly. Growth-style indices posted strong gains, while value indices recorded losses for the period across the market capitalization spectrum. Commodities generally performed strongly led by copper and crude oil, although natural gas was sharply lower in the period.

Contributors to Performance

The primary sectors that contributed to Portfolio performance during the period were financials, consumer staples and information technology. Within consumer staples, global brewer Anheuser-Busch InBev rallied significantly as we believe the market has become more comfortable with the company’s financial position following InBev’s acquisition of Anheuser-Busch last year. A series of asset sales and equity and bond offerings as well as cash the business is generating has eased investor concerns, in our view. We believe management will continue to execute.

In information technology, Apple Inc. posted strong results during the period that showed better-than-expected non-U.S. demand for its iPod players, Macintosh computers and iPhones. While we recognize the economically-sensitive nature of this company, we think it will continue to grow globally over the long term given its lineup of consumer-electronic products. In addition, we like the cash-generating capability of the company.

Morgan Stanley, an investment bank and brokerage firm, rebounded off depressed lows in the fourth quarter, as investors continued to gain confidence that it would be among survivors from the financial crisis. We consider the company to be one of the best positioned financial companies in the U.S., as many of its competitors have either merged or gone out of business. We believe its balance sheet is sound, as its assets are appropriately marketed in terms of prices, and its trading and underwriting businesses are profitable and improving.

Detractors from Performance

Our consumer discretionary holdings were the primary detractor from relative performance. Within consumer discretionary, casino owner MGM Mirage was negatively impacted by its leveraged balance sheet in a time of tight credit and by declining fundamentals in the gaming industry, as consumers have reduced their spending. In particular, investors were worried about the company’s ability to address financing issues regarding its City Center project in Las Vegas. The uncertainty caused us to exit the position during the first half of the period, but after the company secured financing and issued new equity to potentially remove the risk of bankruptcy, we re-established a position. We believe the company is well positioned to benefit when consumer spending rebounds.

ConocoPhillips, an integrated energy company, traded down after the company took a major write-down on assets and suspended share repurchases although it did maintain its dividend. We decided to exit our position, as part of our original thesis was based on the company continuing its share buy-back program.

Roche Holding, the large Switzerland-based pharmaceutical company, declined modestly during the period. Early in the period, the company agreed to pay a higher price than it originally proposed to acquire the remaining stake in biotechnology leader Genentech it did not already own. Later in the period, Roche’s stock was negatively impacted when results from a highly-anticipated study on the cancer drug Avastin failed to impress investors. We still like the potential for Avastin and the potential for the company’s other drugs. We also viewed the stock price as attractive at period end.

Outlook

We believe the market’s recovery since mid-March has largely discounted gross domestic product improvement for the third and fourth quarters. We were starting to see some stabilization

2  Janus Aspen Series  June 30, 2009

(unaudited)

in housing as well as other generally improved economic numbers off a depressed base. In addition, U.S. Government fiscal and monetary stimuli were starting to have some impact on the economy. However, unemployment remained a negative, and the consumer has been focused more on saving than spending. While it is too early to expect a recovery and we are cautious on the economy, we view signs of stabilization as a reason for some optimism. We continue to focus on researching companies we think have superior business models and are likely to perform well regardless of the market environment. Our analysts continue to identify what we think are attractive companies selling at reasonable valuations.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Thank you for your investment in Janus Aspen Growth and Income Portfolio.

Janus Aspen Growth and Income Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Anheuser – Busch InBev N.V.	2.53%
Apple, Inc.	2.01%
Morgan Stanley	1.80%
Goldman Sachs Group, Inc.	1.68%
Corning, Inc.	1.28%

5 Bottom Performers – Holdings

Contribution

MGM Mirage	-1.40%
ConocoPhillips	-0.59%
Roche Holding A.G.	-0.39%
Nintendo Co., Ltd.	-0.38%
Nokia OYJ	-0.18%

5 Top Performers – Sectors*

		Portfolio Weighting	S&P 500®
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Information Technology	6.69%	22.31%	17.45%
Financials	5.06%	9.90%	11.72%
Consumer Staples	3.35%	17.33%	12.55%
Industrials	0.80%	5.48%	10.26%
Materials	0.68%	4.33%	3.22%

5 Bottom Performers – Sectors*

		Portfolio Weighting	S&P 500®
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Consumer Discretionary	-0.76%	8.79%	8.73%
Utilities	0.00%	0.00%	4.21%
Energy	0.04%	13.93%	13.33%
Telecommunication Services	0.06%	0.12%	3.74%
Health Care	0.07%	17.81%	14.78%

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Aspen Series  June 30, 2009  3

Janus Aspen Growth and Income Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2009

Oracle Corp. Enterprise Software/Services	4.1%
Apple, Inc. Computers	3.9%
Anheuser-Busch InBev N.V Brewery	3.6%
Morgan Stanley Finance – Investment Bankers/Brokers	3.6%
EnCana Corp. (U.S. Shares) Oil Companies – Exploration and Production	3.4%

18.6%

Asset Allocation – (% of Net Assets)
As of June 30, 2009

Emerging markets comprised 2.4% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2009

As of December 31, 2008

4  Janus Aspen Series  June 30, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2009						Expense Ratios – for the fiscal year ended December 31, 2008
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Growth and Income Portfolio

Institutional Shares	15.83%	–23.51%	–0.32%	0.49%	3.80%	0.92%

Service Shares	15.65%	–23.69%	–0.55%	0.20%	3.55%	1.17%

S&P 500® Index	3.16%	–26.21%	–2.24%	–2.22%	–0.05%

Russell 1000® Growth Index	11.53%	–24.50%	–1.83%	–4.18%	–1.40%

Lipper Quartile – Institutional Shares	–	1st	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Large-Cap Core Funds	–	48/230	24/182	9/87	3/72

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

Janus Aspen Series  June 30, 2009  5

Janus Aspen Growth and Income Portfolio (unaudited)

The Portfolio’s performance may be affected by risks that include those associated with undervalued or overlooked companies and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Portfolio assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Portfolio owns.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 1998 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – May 1, 1998

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/09)	(6/30/09)	(1/1/09-6/30/09)†

Actual	$1,000.00	$1,157.30	$5.83

Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	$5.46

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/09)	(6/30/09)	(1/1/09-6/30/09)†

Actual	$1,000.00	$1,155.50	$7.16

Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$6.71

†	Expenses are equal to the annualized expense ratio of 1.09% for Institutional Shares and 1.34% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6  Janus Aspen Series  June 30, 2009

Janus Aspen Growth and Income Portfolio

Schedule of Investments (unaudited)

As of June 30, 2009

Shares or Principal Amount		Value

Common Stock – 89.0%
Aerospace and Defense – 2.2%
11,530	BAE Systems PLC*,**	$64,353
7,815	Boeing Co.	332,138
25,590	Empresa Brasileira de Aeronautica S.A. (ADR)	423,771
2,380	Northrop Grumman Corp.	108,718
		928,980
Agricultural Chemicals – 3.3%
5,460	Monsanto Co.	405,896
20,800	Syngenta A.G. (ADR)**	967,616
		1,373,512
Applications Software – 0.8%
5,580	Citrix Systems, Inc.*	177,946
7,240	Microsoft Corp.	172,095
		350,041
Athletic Footwear – 1.2%
9,670	NIKE, Inc. – Class B	500,713
Brewery – 3.6%
44,576	Anheuser-Busch InBev N.V. – VVPR Strip*,**	188
42,111	Anheuser-Busch InBev N.V**	1,524,364
		1,524,552
Cable Television – 1.0%
16,495	DIRECTV Group, Inc.*	407,591
Casino Hotels – 2.2%
18,882	Crown, Ltd.	110,004
48,140	MGM Mirage*	307,615
14,725	Wynn Resorts, Ltd.*	519,792
		937,411
Cellular Telecommunications – 0.6%
12,045	Vodafone Group PLC**	234,757
Commercial Services – Finance – 1.1%
28,065	Western Union Co.	460,266
Computers – 7.2%
11,620	Apple, Inc.	1,655,036
4,390	International Business Machines Corp.	458,404
13,290	Research In Motion, Ltd. (U.S. Shares)*	944,255
		3,057,695
Diversified Operations – 1.8%
68,000	China Merchants Holdings International Co. Ltd.	195,512
6,800	Danaher Corp.	419,832
230,000	Melco International Development, Ltd.	125,561
		740,905
E-Commerce/Services – 0.9%
19,825	eBay, Inc.*	339,603
5,730	Liberty Media Corp. – Interactive – Class A*	28,707
		368,310
Electronic Components – Semiconductors – 0.7%
3,910	Broadcom Corp. – Class A*	96,929
8,795	Microchip Technology, Inc.	198,327
		295,256
Electronic Connectors – 0.7%
8,865	Amphenol Corp. – Class A	280,489
Enterprise Software/Services – 4.1%
81,970	Oracle Corp.	1,755,797
Fiduciary Banks – 0.3%
2,347	Northern Trust Corp.	125,987
Finance – Investment Bankers/Brokers – 9.1%
11,905	Charles Schwab Corp.	208,814
18,790	Credit Suisse Group A.G. (ADR)**	859,267
8,785	Goldman Sachs Group, Inc.	1,295,260
53,440	Morgan Stanley	1,523,573
		3,886,914
Finance – Other Services – 1.3%
20,370	NYSE Euronext	555,083
Food – Miscellaneous/Diversified – 2.3%
25,815	Nestle S.A.**	974,512
Hotels and Motels – 1.2%
23,810	Starwood Hotels & Resorts Worldwide, Inc.	528,582
Industrial Gases – 0.7%
4,335	Praxair, Inc.	308,088
Medical – Biomedical and Genetic – 2.7%
5,655	Celgene Corp.*	270,535
4,030	Genzyme Corp.*	224,350
11,910	Gilead Sciences, Inc.*	557,864
4,225	OSI Pharmaceuticals, Inc.*	119,272
		1,172,021
Medical – Drugs – 5.2%
6,460	Abbott Laboratories	303,878
27,845	Bristol-Myers Squibb Co.	565,532
11,550	Merck & Co., Inc.	322,938
7,545	Roche Holding A.G.**	1,026,724
		2,219,072
Medical – HMO – 2.4%
41,650	UnitedHealth Group, Inc.	1,040,417
Medical Products – 3.3%
12,915	Baxter International, Inc.	683,978
9,750	Covidien, Ltd.**	365,040
5,810	Johnson & Johnson	330,008
		1,379,026
Networking Products – 0.1%
3,315	Cisco Systems, Inc.*	61,792
Oil and Gas Drilling – 0.7%
4,165	Transocean, Ltd.*,**	309,418
Oil Companies – Exploration and Production – 5.6%
29,033	EnCana Corp. (U.S. Shares)	1,436,262
8,570	EOG Resources, Inc.	582,074
5,355	Occidental Petroleum Corp.	352,413
		2,370,749
Oil Companies – Integrated – 4.6%
25,479	Hess Corp.	1,369,496
18,460	Petroleo Brasileiro S.A.	615,826
		1,985,322
Optical Supplies – 1.4%
5,135	Alcon, Inc. (U.S. Shares)**	596,276

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2009  7

Janus Aspen Growth and Income Portfolio

Schedule of Investments (unaudited)

As of June 30, 2009

Shares or Principal Amount		Value

Power Converters and Power Supply Equipment – 0.8%
26,780	JA Solar Holdings Co., Ltd. (ADR)*	$125,866
12,410	Suntech Power Holdings Co., Ltd. (ADR)*	221,643
		347,509
Real Estate Operating/Development – 0.5%
70,765	Hang Lung Properties, Ltd.	233,604
Retail – Apparel and Shoe – 1.7%
130,620	Esprit Holdings, Ltd.	727,305
Retail – Drug Store – 2.5%
32,855	CVS Caremark Corp.	1,047,089
Retail – Jewelry – 0.6%
10,480	Tiffany & Co.	265,773
Soap and Cleaning Preparations – 1.8%
17,100	Reckitt Benckiser Group PLC**	779,226
Telecommunication Equipment – Fiber Optics – 1.9%
50,351	Corning, Inc.	808,637
Television – 0.8%
49,230	CBS Corp. – Class B	340,672
Tobacco – 2.7%
23,690	Altria Group, Inc.	388,279
17,640	Philip Morris International, Inc.	769,457
		1,157,736
Toys – 1.2%
1,785	Nintendo Co., Ltd.	491,316
Wireless Equipment – 2.2%
21,110	QUALCOMM, Inc.	954,172

Total Common Stock (cost $38,035,933)		37,882,573

Corporate Bonds – 1.1%
Building – Residential and Commercial – 0.1%
$78,000	Meritage Homes Corp., 6.2500%, 3/15/15	61,230
Power Converters and Power Supply Equipment – 1.0%
291,000	JA Solar Holdings Co., Ltd. convertible, 4.5000%, 5/15/13	218,250
287,000	Suntech Power Holdings Co., Ltd. convertible (144A), 3.0000%, 3/15/13	215,968
		434,218

Total Corporate Bonds (cost $625,325)		495,448

Preferred Stock – 0.4%
Metal – Copper – 0.4%
2,410	Freeport-McMoRan Copper & Gold, Inc. convertible, 1.6875% (cost $241,000)	191,426

U.S. Treasury Notes/Bonds – 3.7%
$530,000	3.2500%, 12/31/09	537,578
224,000	2.7500%, 7/31/10	229,241
311,000	1.5000%, 10/31/10	314,450
224,000	4.8750%, 7/31/11	240,957
224,000	3.3750%, 7/31/13	234,728

Total U.S. Treasury Notes/Bonds (cost $1,530,232)		1,556,954

Money Market – 5.6%
2,394,523	Janus Cash Liquidity Fund LLC 0% (cost $2,394,523)	2,394,523

Total Investments (total cost $42,827,013) – 99.8%		42,520,924

Cash, Receivables and Other Assets, net of Liabilities – 0.2%		83,266

Net Assets – 100%		$42,604,190

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$110,004	0.3%
Belgium	1,524,552	3.6%
Bermuda	727,305	1.7%
Brazil	1,039,596	2.4%
Canada	2,380,517	5.6%
Cayman Islands	781,726	1.8%
Hong Kong	554,677	1.3%
Ireland	365,040	0.9%
Japan	491,316	1.2%
Switzerland	4,733,813	11.1%
United Kingdom	1,078,336	2.5%
United States††	28,734,042	67.6%

Total	$42,520,924	100.0%

††	Includes Short-Term Securities (61.9% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S. $	Gain/(Loss)

British Pound 7/15/09	28,000	$46,060	$(3,345)
British Pound 8/6/09	279,000	458,937	(3,236)
Euro 7/15/09	104,000	145,881	(4,014)
Euro 8/6/09	210,000	294,563	(5,307)
Euro 8/20/09	85,000	119,224	(176)
Swiss Franc 7/15/09	505,000	464,970	(7,791)
Swiss Franc 8/6/09	523,000	481,688	(3,270)

		$2,011,323	$(27,139)

See Notes to Schedule of Investments and Financial Statements.

8  Janus Aspen Series  June 30, 2009

Statement of Assets and Liabilities

Janus Aspen
Growth
and
As of June 30, 2009 (unaudited)	Income
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$42,827
Unaffiliated investments at value	$40,126
Affiliated money market investments	2,395
Cash	1
Cash denominated in foreign currency(1)	13
Receivables:
Investments sold	90
Dividends	91
Interest	17
Non-interested Trustees’ deferred compensation	1
Other assets	–
Total Assets	42,734
Liabilities:
Payables:
Investments purchased	2
Portfolio shares repurchased	19
Advisory fees	22
Distribution fees – Service Shares	4
Transfer agent fees and expenses	2
Custodian fees	20
Audit fees	3
Printing fees	9
System fees	10
Non-interested Trustees’ fees and expenses	4
Non-interested Trustees’ deferred compensation fees	1
Accrued expenses and other payables	7
Forward currency contracts	27
Total Liabilities	130
Net Assets	$42,604
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$100,369
Undistributed net investment income/(loss)*	69
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(57,500)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(334)
Total Net Assets	$42,604
Net Assets – Institutional Shares	$21,746
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,631
Net Asset Value Per Share	$13.33
Net Assets – Service Shares	$20,858
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,557
Net Asset Value Per Share	$13.40

*	See Note 5 in Notes to Financial Statements.

(1)	Includes cost of $13,479.

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2009  9

Statement of Operations

Janus Aspen
Growth
and
For the six-month period ended June 30, 2009 (unaudited)	Income
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$56
Dividends	439
Dividends from affiliates	3
Foreign tax withheld	(27)
Total Investment Income	471
Expenses:
Advisory fees	117
Transfer agent fees and expenses	3
Audit fees	17
Custodian fees	15
Non-interested Trustees’ fees and expenses	4
Distribution fees – Service Shares	23
System fees	23
Other expenses	27
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	229
Expense and Fee Offset	–
Net Expenses	229
Net Investment Income/(Loss)	242
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	(3,498)
Net realized gain/(loss) from options contracts	(746)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	9,425
Net Gain/(Loss) on Investments	5,181
Net Increase/(Decrease) in Net Assets Resulting from Operations	$5,423

See Notes to Financial Statements.

10  Janus Aspen Series  June 30, 2009

Statements of Changes in Net Assets

	Janus Aspen
	Growth
	and
For the six-month period ended June 30, 2009 (unaudited)	Income
and for the fiscal year ended December 31, 2008	Portfolio
(all numbers in thousands)	2009	2008

Operations:
Net investment income/(loss)	$242	$607
Net realized gain/(loss) from investment and foreign currency transactions	(3,498)	(7,481)
Net realized gain/(loss) from swap contracts	–	(75)
Net realized gain/(loss) from options contracts	(746)	(184)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	9,425	(22,603)
Net Increase/(Decrease) in Net Assets Resulting from Operations	5,423	(29,736)
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(117)	(298)
Service Shares	(98)	(232)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(215)	(530)
Capital Share Transactions:
Shares sold
Institutional Shares	1,626	1,106
Service Shares	4,068	6,147
Reinvested dividends and distributions
Institutional Shares	117	298
Service Shares	98	232
Shares repurchased
Institutional Shares	(2,413)	(9,005)
Service Shares	(4,485)	(10,348)
Net Increase/(Decrease) from Capital Share Transactions	(989)	(11,570)
Net Increase/(Decrease) in Net Assets	4,219	(41,836)
Net Assets:
Beginning of period	38,385	80,221
End of period	$42,604	$38,385

Undistributed net investment income/(loss)*	$69	$42

*	See Note 5 in Notes to Financial Statements

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2009  11

Financial Highlights

Institutional Shares

For a share outstanding during
the six-month period ended June 30, 2009 (unaudited)	Janus Aspen Growth and Income Portfolio
and through each fiscal year ended December 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$11.58	$19.89	$18.67	$17.57	$15.70	$14.11
Income from Investment Operations:
Net investment income/(loss)	.08	.18	.37	.29	.10	.09
Net gain/(loss) on investments (both realized and unrealized)	1.74	(8.32)	1.26	1.13	1.88	1.60
Total from Investment Operations	1.82	(8.14)	1.63	1.42	1.98	1.69
Less Distributions:
Dividends (from net investment income)*	(.07)	(.17)	(.41)	(.32)	(.11)	(.10)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.07)	(.17)	(.41)	(.32)	(.11)	(.10)
Net Asset Value, End of Period	$13.33	$11.58	$19.89	$18.67	$17.57	$15.70
Total Return**	15.73%	(41.12%)	8.70%	8.12%	12.62%	11.97%
Net Assets, End of Period (in thousands)	$21,746	$19,645	$42,718	$46,586	$38,146	$27,784
Average Net Assets for the Period (in thousands)	$19,671	$30,929	$46,374	$43,210	$31,257	$25,658
Ratio of Gross Expenses to Average Net Assets***(1)(2)	1.09%	0.91%	0.82%	0.86%	0.74%	0.77%
Ratio of Net Expenses to Average Net Assets***(2)	1.09%	0.91%	0.82%	0.86%	0.74%	0.77%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.41%	1.14%	2.02%	1.97%	0.62%	0.63%
Portfolio Turnover Rate***	49%	58%	74%	58%	37%	48%

Service Shares

For a share outstanding during
the six-month period ended June 30, 2009 (unaudited)	Janus Aspen Growth and Income Portfolio
and through each fiscal year ended December 31	2009	2008	2007	2006	2005(3)	2004

Net Asset Value, Beginning of Period	$11.65	$20.01	$18.79	$17.66	$15.77	$14.22
Income from Investment Operations:
Net investment income/(loss)	.07	.15	.32	.31	.07	.06
Net gain/(loss) on investments (both realized and unrealized)	1.74	(8.38)	1.27	1.06	1.88	1.55
Total from Investment Operations	1.81	(8.23)	1.59	1.37	1.95	1.61
Less Distributions:
Dividends (from net investment income)*	(.06)	(.13)	(.37)	(.24)	(.06)	(.06)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.06)	(.13)	(.37)	(.24)	(.06)	(.06)
Net Asset Value, End of Period	$13.40	$11.65	$20.01	$18.79	$17.66	$15.77
Total Return**	15.55%	(41.26)%	8.44%	7.83%	12.40%	11.32%
Net Assets, End of Period (in thousands)	$20,858	$18,740	$37,503	$37,176	$55,551	$55,596
Average Net Assets for the Period (in thousands)	$18,536	$28,949	$36,644	$44,953	$53,705	$56,017
Ratio of Gross Expenses to Average Net Assets***(1)(2)	1.34%	1.16%	1.07%	1.09%	0.99%	1.02%
Ratio of Net Expenses to Average Net Assets***(2)	1.34%	1.16%	1.07%	1.09%	0.99%	1.02%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.13%	0.88%	1.76%	1.70%	0.37%	0.36%
Portfolio Turnover Rate***	49%	58%	74%	58%	37%	48%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(2)	See “Explanations of Charts, Tables and Financial Statements.”
(3)	Certain prior year amounts have been reclassified to conform with current year presentation.

See Notes to Financial Statements.

12  Janus Aspen Series  June 30, 2009

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

Janus Aspen Series  June 30, 2009  13

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Growth and Income
Common Stock
Aerospace and Defense	$440,856	488,124	$–
Agricultural Chemicals	405,896	967,616	–
Brewery	–	1,524,552	–
Casino Hotels	827,407	110,004	–
Cellular Telecommunications	–	234,757	–
Diversified Operations	419,832	321,073	–
Finance – Investment Bankers/Brokers	3,027,647	859,267	–
Food – Miscellaneous/Diversified	–	974,512	–
Medical – Drugs	1,192,348	1,026,724	–
Medical Products	1,379,026	–	–
Oil Companies – Integrated	1,369,496	615,826	–
Power Converters and Power Supply Equipment	–	347,509	–
Real Estate Operating/Development	–	233,604	–
Retail – Apparel and Shoe	–	727,305	–
Soap and Cleaning Preparations	–	779,226	–
Toys	–	491,316
All Other	19,118,650	–	–

Corporate Bonds	–	495,448	–

Preferred Stock	–	191,426	–

U.S. Treasury Notes/Bonds	–	1,556,954	–

Money Market	–	2,394,523	–
Total Investments in Securities	$28,181,158	$14,339,766	$–

Other Financial Instruments(a):
Foreign Currency Contracts, Open	$–	$(27,139)	$–

(a)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options and swap contracts are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates as of June 30, 2009 is noted below.

Portfolio	Aggregate Value

Janus Aspen Growth and Income Portfolio	$7,701,741

14  Janus Aspen Series  June 30, 2009

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Growth and Income Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes fourteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Certain prior year amounts in the Financial Highlights for “Payment from affiliate” have been reclassified to conform with current year presentation.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net

Janus Aspen Series  June 30, 2009  15

Notes to Financial Statements (unaudited) (continued)

assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits such as income tax expense on the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended June 30, 2009, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles, and expands disclosure requirements regarding fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within the fiscal year. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting

16  Janus Aspen Series  June 30, 2009

entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2009 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued FASB staff position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. The Portfolio adopted FSP 157-4 in the current reporting period.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, options contracts, swap contracts, forward contracts, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. OTC derivatives, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of

Janus Aspen Series  June 30, 2009  17

Notes to Financial Statements (unaudited) (continued)

firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to foreign currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price.

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in Long-Term Equity Anticipation Securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option

18  Janus Aspen Series  June 30, 2009

exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to market risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer, is the fair value of the contract. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A Portfolio investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest

Janus Aspen Series  June 30, 2009  19

Notes to Financial Statements (unaudited) (continued)

rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Disclosures for Derivative Instruments
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Portfolio adopted SFAS No. 161 in the current reporting period.

Fair Value of Derivative Instruments as of June 30, 2009 (unaudited)

Derivatives not accounted for as hedging	Asset Derivatives		Liability Derivatives
instruments under Statement 133	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign Exchange Contracts	Forward currency contracts	$–	Forward currency contracts	$27,139

Total		$–		$27,139

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2009 (unaudited)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments under Statement 133	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$–	$–	$(746,067)	$–	$(746,067)

Foreign Exchange Contracts	–	–	–	(103,229)	(103,229)

Total	$–	$–	$(746,067)	$(103,229)	$(849,296)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
				Forward Currency
Derivatives not accounted for as hedging instruments under Statement 133	Futures	Swaps	Options	Contracts	Total

Equity Contracts	$–	$–	$686,566	$–	$686,566

Foreign Exchange Contracts	–	–	–	69,287	69,287

Total	$–	$–	$686,566	$69,287	$755,853

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and

20  Janus Aspen Series  June 30, 2009

unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
Pursuant to an exemptive order received from the Securities and Exchange Commission (“SEC”), the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater

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Notes to Financial Statements (unaudited) (continued)

price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

22  Janus Aspen Series  June 30, 2009

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.62%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer and compliance staff of the Trust. Total compensation of $34,156 was paid by the Trust during the six-month period ended June 30, 2009. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2009 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended June 30, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the six-month period ended June 30, 2009.

For the six-month period ended June 30, 2009, Janus Capital assumed $648 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Assets and Liabilities (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Assets and Liabilities (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

During the six-month period ended June 30, 2009, the Portfolio recorded distributions from affiliated investment

Janus Aspen Series  June 30, 2009  23

Notes to Financial Statements (unaudited) (continued)

companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/09

Janus Aspen Growth and Income Portfolio
Janus Cash Liquidity Fund LLC	$7,725,551	$5,334,028	$1,150	$2,394,523
Janus Institutional Cash Management Fund – Institutional Shares	1,900	1,246,917	901	–
Janus Institutional Money Market Fund – Institutional Shares	2,503	1,439,693	1,178	–

	$7,729,954	$8,020,638	$3,229	$2,394,523

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Aspen Growth and Income Portfolio	$42,841,472	$4,807,824	$(5,128,372)	$(320,548)

Net capital loss carryovers as of December 31, 2008 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2008

	December 31,	December 31,	December 31,	December 31,	Accumulated
Portfolio	2009	2010	2011	2016	Capital Losses

Janus Aspen Growth and Income Portfolio(1)	$(516,392)	$(28,876,109)	$(15,741,304)	$(4,926,310)	$(50,060,115)

(1)	Capital loss carryover is subject to annual limitations.

24  Janus Aspen Series  June 30, 2009

6.	Capital Share Transactions

For the six-month period ended June 30, 2009 (unaudited)	Janus Aspen Growth
and the fiscal year ended December 31, 2008	and Income Portfolio
(all numbers in thousands)	2009	2008

Transactions in Portfolio Shares – Institutional Shares
Shares sold	134	70
Reinvested dividends and distributions	9	20
Shares repurchased	(208)	(541)
Net Increase/(Decrease) in Portfolio Shares	(65)	(451)
Shares Outstanding, Beginning of Period	1,696	2,147
Shares Outstanding, End of Period	1,631	1,696
Transactions in Portfolio Shares – Service Shares
Shares sold	324	354
Reinvested dividends and distributions	7	15
Shares repurchased	(383)	(635)
Net Increase/(Decrease) in Portfolio Shares	(52)	(266)
Shares Outstanding, Beginning of Period	1,609	1,875
Shares Outstanding, End of Period	1,557	1,609

7.	Purchases and Sales of Investment Securities

For the six-month period ended June 30, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Growth and Income Portfolio	$9,084,659	$8,835,158	$–	$–

8.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and

Janus Aspen Series  June 30, 2009  25

Notes to Financial Statements (unaudited) (continued)

Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the Court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the Court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. After the parties completed the supplemental briefing in the Marini case, on June 12, 2009, the Court granted judgment in Janus’ favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. However, in July 2009, a Stipulation of Dismissal was filed, which dismissed the case with prejudice. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely’s favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys’ fees, and damage enhancement under the Colorado Wage Act. Upon receipt of the parties’ notice of satisfaction of judgment, in July 2009, the Court ordered the matter dismissed with prejudice. Trial in the Malley matter was scheduled to commence in April 2009 but was subsequently continued at the request of Plaintiff. On August 4, 2009, a Stipulated Motion for Dismissal was filed, which resulted in the Court ordering the matter dismissed with prejudice.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

26  Janus Aspen Series  June 30, 2009

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-877-335-2687 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-877-335-2687 (toll free).

Janus Aspen Series  June 30, 2009  27

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the six-month period ended June 30, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

28  Janus Aspen Series  June 30, 2009

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the

Janus Aspen Series  June 30, 2009  29

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

30  Janus Aspen Series  June 30, 2009

Notes

Janus Aspen Series  June 30, 2009  31

Notes

32  Janus Aspen Series  June 30, 2009

Notes

Janus Aspen Series  June 30, 2009  33

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, go to janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

151 Detroit Street Denver, CO 80206 1-877-335-2687

Portfolio distributed by Janus Distributors LLC (8/09)

C-0709-338	109-24-712 08-09

2009 Semiannual Report
Janus Aspen Series

Janus Aspen INTECH Risk-Managed Core Portfolio

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Schedule of Investments	17
Notes to Financial Statements	18
Additional Information	29
Explanations of Charts, Tables and Financial Statements	30

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from each of the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was June 30, 2009. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees (applicable to Service Shares only) and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2009 to June 30, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative service fees applicable to Service Shares, brokerage commissions, dividends, interest, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least May 1, 2010. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  June 30, 2009  1

Janus Aspen INTECH Risk-Managed Core Portfolio (unaudited)

Portfolio Snapshot
This portfolio uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Managed by INTECH Investment
Management LLC

Performance Overview

For the six-month period ended June 30, 2009, the Janus Aspen INTECH Risk-Managed Core Portfolio returned 1.31% for its Service Shares. This compares to the 3.16% return posted by the S&P 500® Index, the Portfolio’s benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Portfolio, fundamentals can have a significant impact on the general direction of the market in which we participate. The Portfolio’s goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

The Portfolio’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, the S&P 500® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Portfolio.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Portfolio perform well over the long term.

INTECH has managed large-cap equity portfolios for more than 22 years with the goal of providing excess returns relative to the benchmark regardless of the market’s direction. While periods of underperformance can and do occur, the key is to keep such periods of underperformance both short in duration and mild in scope. INTECH aims to achieve its targeted returns over the long term and we believe the Portfolio remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH’s mathematical, risk-managed investment process seeks to outperform the S&P 500® Index over the long term, while attempting to manage risk. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. The Portfolio may underperform during shorter time periods, but has the goal of outperformance over a three- to five-year period. Managing risk remains essential to the investment process. We will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than the benchmark, regardless of the market’s direction.

Thank you for your investment in the Janus Aspen INTECH Risk-Managed Core Portfolio.

2  Janus Aspen Series  June 30, 2009

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2009

Exxon Mobil Corp. Oil Companies – Integrated	5.5%
AT&T, Inc. Telephone – Integrated	3.2%
Johnson & Johnson Medical Products	2.5%
Procter & Gamble Co. Cosmetics and Toiletries	2.4%
General Electric Co. Diversified Operations	2.1%

15.7%

Asset Allocation – (% of Net Assets)
As of June 30, 2009

Emerging markets comprised 0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2009

As of December 31, 2008

Janus Aspen Series  June 30, 2009  3

Janus Aspen INTECH Risk-Managed Core Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2009					Expense Ratios – for the fiscal year ended December 31, 2008
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen INTECH Risk-Managed Core Portfolio

Service Shares	1.31%	–26.82%	–1.58%	3.33%	1.71%	1.45%(a)

S&P 500® Index	3.16%	–26.21%	–2.24%	2.18%

Lipper Quartile – Service Shares	–	3rd	3rd	3rd

Lipper Ranking – Service Shares based on total returns for Variable Annuity Multi-Cap Core Funds	–	114/214	59/99	48/84

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

(a) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. Further information is available in the prospectus and Statement of Additional Information.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

4  Janus Aspen Series  June 30, 2009

(unaudited)

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC) may not achieve the desired results. Since the Portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses for investors compared to a “buy and hold” or index portfolio strategy.

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, the Portfolio may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

January 31, 2003 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance the stated objective will be met.

See Notes to Schedule of Investments for index definitions.

The weighting of securities within the Portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – January 2, 2003

Portfolio Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/09)	(6/30/09)	(1/1/09-6/30/09)†

Actual	$1,000.00	$1,013.09	$7.24

Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25

†	Expenses are equal to the annualized expense ratio of 1.45% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Aspen Series  June 30, 2009  5

Janus Aspen INTECH Risk-Managed Core Portfolio

Schedule of Investments (unaudited)

As of June 30, 2009

Shares or Principal Amount		Value

Common Stock – 99.4%
Aerospace and Defense – 0.7%
200	Boeing Co.	$8,500
200	General Dynamics Corp.	11,078
1,700	Lockheed Martin Corp.	137,105
		156,683
Aerospace and Defense – Equipment – 0.2%
200	B.F. Goodrich Co.	9,994
600	United Technologies Corp.	31,176
		41,170
Agricultural Chemicals – 0.1%
100	CF Industries Holdings, Inc.	7,414
100	Monsanto Co.	7,434
		14,848
Agricultural Operations – 0%
200	Archer-Daniels-Midland Co.	5,354
Airlines – 0.3%
9,400	Southwest Airlines Co.	63,262
Apparel Manufacturers – 0.5%
100	Coach, Inc.	2,688
700	Polo Ralph Lauren Corp.	37,478
1,100	VF Corp.	60,885
		101,051
Appliances – 0%
100	Whirlpool Corp.	4,256
Applications Software – 1.0%
200	Citrix Systems, Inc.*	6,378
1,700	Compuware Corp.*	11,662
2,500	Intuit, Inc.*	70,400
5,400	Microsoft Corp.	128,358
		216,798
Athletic Footwear – 0.1%
300	Nike, Inc. – Class B	15,534
Audio and Video Products – 0.1%
800	Harman International Industries, Inc.	15,040
Automotive – Cars and Light Trucks – 0.1%
4,400	Ford Motor Co.*	26,708
Automotive – Medium and Heavy Duty Trucks – 0%
100	PACCAR, Inc.	3,251
Automotive – Truck Parts and Equipment – Original – 0.1%
500	Johnson Controls, Inc.	10,860
Beverages – Non-Alcoholic – 2.0%
3,800	Coca-Cola Co.	182,362
300	Coca-Cola Enterprises, Inc.	4,995
500	Dr. Pepper Snapple Group, Inc.	10,595
300	Pepsi Bottling Group, Inc.	10,152
4,100	PepsiCo, Inc.	225,336
		433,440
Beverages – Wine and Spirits – 0.5%
1,650	Brown-Forman Corp. – Class B	70,917
3,100	Constellation Brands, Inc. – Class A*	39,308
		110,225
Building – Residential and Commercial – 0.3%
1,200	Centex Corp.	10,152
1,200	D.R. Horton, Inc.	11,232
600	KB Home	8,208
2,900	Lennar Corp. – Class A	28,101
1,300	Pulte Homes, Inc.	11,479
		69,172
Building Products – Wood – 0%
1,100	Masco Corp.	10,538
Cable Television – 1.6%
19,700	Comcast Corp. – Class A	285,453
2,100	DIRECTV Group, Inc.*	51,891
		337,344
Casino Hotels – 0.1%
500	Wynn Resorts, Ltd.*	17,650
Casino Services – 0%
600	International Game Technology	9,540
Chemicals – Diversified – 0.6%
400	E.I. du Pont de Nemours & Co.	10,248
2,500	PPG Industries, Inc.	109,750
		119,998
Chemicals – Specialty – 0.3%
1,000	Ecolab, Inc.	38,990
400	International Flavors & Fragrances, Inc.	13,088
100	Sigma-Aldrich Corp.	4,956
		57,034
Coal – 0.5%
1,000	Consol Energy, Inc.	33,960
1,200	Massey Energy Co.	23,448
1,600	Peabody Energy Corp.	48,256
		105,664
Coatings and Paint Products – 0.3%
1,200	Sherwin-Williams Co.	64,500
Commercial Banks – 0.7%
3,700	BB&T Corp.	81,326
1,536	First Horizon National Corp.	18,432
700	M&T Bank Corp.	35,651
1,900	Marshall & Ilsley Corp.	9,120
800	Zions Bancorporation	9,248
		153,777
Commercial Services – 0%
200	Iron Mountain, Inc.*	5,750
Commercial Services – Finance – 1.8%
4,900	Automatic Data Processing, Inc.	173,656
6,200	H&R Block, Inc.	106,826
1,600	Moody’s Corp.	42,160
2,200	Paychex, Inc.	55,440
1,100	Western Union Co.	18,040
		396,122
Computer Aided Design – 0%
200	Autodesk, Inc.	3,796
Computer Services – 0.6%
900	Affiliated Computer Services, Inc. – Class A	39,978
400	Cognizant Technology Solutions Corp.*	10,680
1,700	Computer Sciences Corp.*	75,310
		125,968

See Notes to Schedule of Investments and Financial Statements.

6  Janus Aspen Series  June 30, 2009

Schedule of Investments (unaudited)

As of June 30, 2009

Shares or Principal Amount		Value

Computers – 4.2%
1,400	Apple, Inc.*	$199,402
3,500	Dell, Inc.*	48,055
7,700	Hewlett-Packard Co.	297,605
3,300	International Business Machines Corp.	344,586
2,700	Sun Microsystems, Inc.*	24,894
		914,542
Computers – Memory Devices – 0.3%
1,600	EMC Corp.*	20,960
500	NetApp, Inc.*	9,860
1,700	SanDisk Corp.*	24,973
		55,793
Computers – Peripheral Equipment – 0%
400	Lexmark International, Inc. – Class A*	6,340
Consumer Products – Miscellaneous – 0.9%
1,900	Clorox Co.	106,077
1,600	Kimberly-Clark Corp.	83,888
		189,965
Containers – Metal and Glass – 0.2%
600	Ball Corp.	27,096
200	Owens-Illinois, Inc.*	5,602
		32,698
Containers – Paper and Plastic – 0.2%
1,600	Bemis Co., Inc.	40,320
400	Pactiv Corp.*	8,680
		49,000
Cosmetics and Toiletries – 2.9%
1,300	Colgate-Palmolive Co.	91,962
300	Estee Lauder Companies, Inc. – Class A	9,801
10,127	Procter & Gamble Co.	517,490
		619,253
Cruise Lines – 0%
200	Carnival Corp. (U.S. Shares)	5,154
Data Processing and Management – 0.2%
600	Dun & Bradstreet Corp.	48,726
200	Fidelity National Information Services, Inc.	3,992
		52,718
Dental Supplies and Equipment – 0.2%
1,100	Dentsply International, Inc.	33,572
Dialysis Centers – 0.4%
1,700	DaVita, Inc.*	84,082
Distribution/Wholesale – 1.0%
2,200	Fastenal Co.	72,974
2,100	Genuine Parts Co.	70,476
1,000	W.W. Grainger, Inc.	81,880
		225,330
Diversified Operations – 3.8%
1,300	3M Co.	78,130
1,900	Cooper Industries, Ltd. – Class A	58,995
2,400	Dover Corp.	79,416
38,200	General Electric Co.	447,704
1,200	Illinois Tool Works, Inc.	44,808
23	Ingersoll-Rand Co. – Class A*	481
1,000	ITT Corp.	44,500
2,400	Leggett & Platt, Inc.	36,552
1,000	Leucadia National Corp.	21,090
800	Textron, Inc.	7,728
		819,404
E-Commerce/Products – 0.4%
1,000	Amazon.com, Inc.	83,660
E-Commerce/Services – 0%
300	Expedia, Inc.*	4,533
Electric – Generation – 0%
500	AES Corp.*	5,805
Electric – Integrated – 3.8%
2,400	Ameren Corp.	59,736
4,100	Consolidated Edison, Inc.	153,422
100	Dominion Resources, Inc.	3,342
2,000	DTE Energy Co.	64,000
700	Duke Energy Corp.	10,213
400	Entergy Corp.	31,008
600	FirstEnergy Corp.	23,250
100	FPL Group, Inc.	5,686
900	Integrys Energy Group, Inc.	26,991
1,800	Northeast Utilities	40,158
2,400	PG&E Corp.	92,256
1,700	Pinnacle West Capital Corp.	51,255
1,400	PPL Corp.	46,144
2,000	Progress Energy, Inc.	75,660
100	Public Service Enterprise Group, Inc.	3,263
1,200	SCANA Corp.	38,964
2,000	Southern Co.	62,320
1,100	TECO Energy, Inc.	13,123
200	Wisconsin Energy Corp.	8,142
900	Xcel Energy, Inc.	16,569
		825,502
Electric Products – Miscellaneous – 0.1%
1,500	Molex, Inc.	23,325
Electronic Components – Miscellaneous – 0.1%
2,900	Jabil Circuit, Inc.	21,518
Electronic Components – Semiconductors – 2.1%
6,200	Advanced Micro Devices, Inc.	23,994
5,100	Altera Corp.	83,028
2,600	Broadcom Corp. – Class A*	64,454
5,600	Intel Corp.	92,680
700	MEMC Electronic Materials, Inc.*	12,467
500	Microchip Technology, Inc.	11,275
5,100	Micron Technology, Inc.*	25,806
2,300	National Semiconductor Corp.	28,865
3,800	Nvidia Corp.*	42,902
300	QLogic Corp.*	3,804
3,000	Xilinx, Inc.	61,380
		450,655
Electronic Connectors – 0%
200	Amphenol Corp. – Class A	6,328
Electronic Forms – 0.1%
1,000	Adobe Systems, Inc.*	28,300
Electronic Measuring Instruments – 0%
300	Agilent Technologies, Inc.*	6,093

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2009  7

Janus Aspen INTECH Risk-Managed Core Portfolio

Schedule of Investments (unaudited)

As of June 30, 2009

Shares or Principal Amount		Value

Engineering – Research and Development Services – 0.4%
1,500	Fluor Corp.	$76,935
400	Jacobs Engineering Group, Inc.*	16,836
		93,771
Engines – Internal Combustion – 0.3%
2,100	Cummins, Inc.	73,941
Enterprise Software/Services – 1.2%
11,676	Oracle Corp.	250,100
Fiduciary Banks – 0.4%
400	Bank of New York Mellon Corp.	11,724
800	Northern Trust Corp.	42,944
800	State Street Corp.	37,760
		92,428
Filtration and Separations Products – 0%
100	Pall Corp.	2,656
Finance – Commercial – 0%
2,000	CIT Group, Inc.	4,300
Finance – Consumer Loans – 0.2%
4,300	SLM Corp.*	44,161
Finance – Credit Card – 0.3%
500	American Express Co.	11,620
5,300	Discover Financial Services	54,431
		66,051
Finance – Investment Bankers/Brokers – 1.4%
2,700	Charles Schwab Corp.	47,358
5,800	Citigroup, Inc.	17,226
300	Goldman Sachs Group, Inc.	44,232
3,830	JPMorgan Chase & Co.	130,641
2,300	Morgan Stanley	65,573
		305,030
Finance – Other Services – 0.4%
100	CME Group, Inc.	31,111
200	IntercontinentalExchange, Inc.*	22,848
600	Nasdaq Stock Market, Inc.*	12,786
900	NYSE Euronext	24,525
		91,270
Financial Guarantee Insurance – 0.1%
3,200	MBIA, Inc.	13,856
Food – Confectionery – 0.9%
3,100	Hershey Co.	111,600
1,700	J.M. Smucker Co.	82,722
		194,322
Food – Dairy Products – 0%
500	Dean Foods Co.*	9,595
Food – Meat Products – 0.1%
1,100	Tyson Foods, Inc. – Class A	13,871
Food – Miscellaneous/Diversified – 4.3%
3,200	Campbell Soup Co.	94,144
4,100	General Mills, Inc.	229,682
4,400	H.J. Heinz Co.	157,080
3,900	Kellogg Co.	181,623
8,900	Kraft Foods, Inc. – Class A	225,526
500	McCormick & Co., Inc.	16,265
2,300	Sara Lee Corp.	22,448
		926,768
Food – Retail – 1.0%
9,700	Kroger Co.	213,885
200	Whole Foods Market, Inc.	3,796
		217,681
Food – Wholesale/Distribution – 0.4%
4,200	Sysco Corp.	94,416
Forestry – 0%
300	Plum Creek Timber Co., Inc.	8,934
Gas – Distribution – 0.1%
700	Nicor, Inc.	24,234
Hazardous Waste Disposal – 0.1%
500	Stericycle, Inc.*	25,765
Home Decoration Products – 0%
800	Newell Rubbermaid, Inc.	8,328
Hotels and Motels – 0.1%
200	Marriott International, Inc. – Class A	4,414
2,000	Wyndham Worldwide Corp.	24,240
		28,654
Human Resources – 0%
400	Robert Half International, Inc.	9,448
Industrial Automation and Robotics – 0.1%
400	Rockwell Automation, Inc.	12,848
Industrial Gases – 0.1%
200	Praxair, Inc.	14,214
Instruments – Scientific – 0.2%
1,100	Thermo Fisher Scientific, Inc.*	44,847
Insurance Brokers – 0.4%
4,200	Marsh & McLennan Companies., Inc.	84,546
Internet Infrastructure Software – 0.1%
800	Akamai Technologies, Inc.*	15,344
Internet Security – 0.5%
400	McAfee, Inc.*	16,876
5,300	Symantec Corp.*	82,468
		99,344
Investment Management and Advisory Services – 0.6%
1,000	Ameriprise Financial, Inc.	24,270
400	Federated Investors, Inc. – Class B	9,636
500	Franklin Resources, Inc.	36,005
1,100	Invesco, Ltd. (U.S. Shares)	19,602
500	Legg Mason, Inc.	12,190
700	T. Rowe Price Group, Inc.	29,169
		130,872
Life and Health Insurance – 0.9%
500	AFLAC, Inc.	15,545
2,500	Lincoln National Corp.	43,025
1,200	Principal Financial Group, Inc.	22,608
1,600	Prudential Financial, Inc.	59,552
500	Torchmark Corp.	18,520
1,600	Unum Group	25,376
		184,626
Linen Supply and Related Items – 0.2%
1,700	Cintas Corp.	38,828
Machinery – Construction and Mining – 0.4%
2,400	Caterpillar, Inc.	79,296

See Notes to Schedule of Investments and Financial Statements.

8  Janus Aspen Series  June 30, 2009

Schedule of Investments (unaudited)

As of June 30, 2009

Shares or Principal Amount		Value

Machinery – Farm – 0%
200	Deere & Co.	$7,990
Machinery – General Industrial – 0%
800	Manitowoc Company, Inc.	4,208
Machinery – Pumps – 0%
100	Flowserve Corp.	6,981
Medical – Biomedical and Genetic – 1.4%
2,900	Amgen, Inc.	153,526
2,400	Celgene Corp.*	114,816
300	Genzyme Corp.*	16,701
400	Gilead Sciences, Inc.*	18,736
		303,779
Medical – Drugs – 5.6%
5,300	Abbott Laboratories	249,312
300	Allergan, Inc.	14,274
12,000	Bristol-Myers Squibb Co.	243,720
1,200	Cephalon, Inc.*	67,980
300	Eli Lilly & Co.	10,392
2,700	King Pharmaceuticals, Inc.*	26,001
6,900	Merck & Co., Inc.	192,924
13,200	Pfizer, Inc.	198,000
5,700	Schering-Plough Corp.	143,184
1,400	Wyeth	63,546
		1,209,333
Medical – Generic Drugs – 0.1%
700	Mylan, Inc.*	9,135
100	Watson Pharmaceuticals, Inc.*	3,369
		12,504
Medical – HMO – 0.6%
200	Aetna, Inc.	5,010
700	CIGNA Corp.	16,863
200	Coventry Health Care, Inc.*	3,742
900	Humana, Inc.*	29,034
500	UnitedHealth Group, Inc.	12,490
1,300	WellPoint, Inc.*	66,157
		133,296
Medical – Wholesale Drug Distributors – 0%
200	Cardinal Health, Inc.	6,110
Medical Information Systems – 0.2%
3,000	IMS Health, Inc.	38,100
Medical Instruments – 0.1%
700	Boston Scientific Corp.*	7,098
400	Medtronic, Inc.	13,956
		21,054
Medical Labs and Testing Services – 0.7%
2,600	Quest Diagnostics, Inc.	146,718
Medical Products – 3.6%
3,400	Baxter International, Inc.	180,064
9,700	Johnson & Johnson	550,960
600	Stryker Corp.	23,844
600	Varian Medical Systems, Inc.*	21,084
		775,952
Metal – Copper – 0.1%
300	Freeport-McMoRan Copper & Gold, Inc. – Class B	15,033
Motorcycle and Motor Scooter Manufacturing – 0.1%
1,900	Harley-Davidson, Inc.	30,799
Multi-Line Insurance – 1.5%
500	Allstate Corp.	12,200
1,600	Cincinnati Financial Corp.	35,760
3,200	Hartford Financial Services Group, Inc.	37,984
6,000	Loews Corp.	164,400
1,800	MetLife, Inc.	54,018
2,800	XL Capital, Ltd. – Class A	32,088
		336,450
Multimedia – 0.8%
1,500	McGraw-Hill Companies., Inc.	45,165
400	Meredith Corp.	10,220
600	News Corp. – Class A	5,466
333	Time Warner, Inc.*	8,388
200	Viacom, Inc. – Class B*	4,540
4,700	Walt Disney Co.	109,651
		183,430
Networking Products – 1.2%
12,500	Cisco Systems, Inc.*	233,000
800	Juniper Networks, Inc.*	18,880
		251,880
Non-Hazardous Waste Disposal – 1.0%
1,005	Republic Services, Inc.	24,532
7,000	Waste Management, Inc.	197,120
		221,652
Office Automation and Equipment – 0.1%
900	Pitney Bowes, Inc.	19,737
Oil – Field Services – 1.2%
1,400	Baker Hughes, Inc.	51,016
1,200	BJ Services Co.	16,356
1,000	Halliburton Co.	20,700
2,800	Schlumberger, Ltd. (U.S. Shares)	151,508
1,200	Smith International, Inc.	30,900
		270,480
Oil and Gas Drilling – 0.2%
100	Diamond Offshore Drilling, Inc.	8,305
200	ENSCO International, Inc.	6,974
1,000	Nabors Industries, Ltd.*	15,580
200	Rowan Companies., Inc.	3,864
		34,723
Oil Companies – Exploration and Production – 1.4%
200	Anadarko Petroleum Corp.	9,078
200	Apache Corp.	14,430
300	Cabot Oil & Gas Corp.	9,192
1,600	Chesapeake Energy Corp.	31,728
2,700	Denbury Resources, Inc.*	39,771
200	Devon Energy Corp.	10,900
100	Noble Energy, Inc.	5,897
1,700	Occidental Petroleum Corp.	111,877
1,100	Pioneer Natural Resources Co.	28,050
100	Questar Corp.	3,106
100	Range Resources Corp.	4,141
900	Southwestern Energy Co.*	34,965
100	XTO Energy, Inc.	3,814
		306,949

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2009  9

Janus Aspen INTECH Risk-Managed Core Portfolio

Schedule of Investments (unaudited)

As of June 30, 2009

Shares or Principal Amount		Value

Oil Companies – Integrated – 8.6%
6,265	Chevron Corp.	$415,056
4,100	ConocoPhillips	172,446
17,200	Exxon Mobil Corp.	1,202,452
100	Hess Corp.	5,375
1,340	Marathon Oil Corp.	40,374
		1,835,703
Oil Field Machinery and Equipment – 0.4%
400	Cameron International Corp.*	11,320
400	FMC Technologies, Inc.*	15,032
2,000	National Oilwell Varco, Inc.*	65,320
		91,672
Oil Refining and Marketing – 0.2%
100	Sunoco, Inc.	2,320
1,800	Tesoro Corp.	22,914
500	Valero Energy Corp.	8,445
		33,679
Paper and Related Products – 0%
300	International Paper Co.	4,539
Pharmacy Services – 0.6%
300	Express Scripts, Inc. – Class A*	20,625
2,434	Medco Health Solutions, Inc.*	111,015
		131,640
Pipelines – 0.4%
700	El Paso Corp.	6,461
4,100	Spectra Energy Corp.	69,372
300	Williams Companies, Inc.	4,683
		80,516
Property and Casualty Insurance – 0.5%
1,100	Chubb Corp.	43,868
3,700	Progressive Corp.	55,907
300	Travelers Companies., Inc.	12,312
		112,087
Quarrying – 0.2%
900	Vulcan Materials Co.	38,790
Real Estate Management/Services – 0.1%
1,900	CB Richard Ellis Group, Inc. – Class A*	17,784
REIT – Apartments – 0.1%
103	Avalonbay Communities, Inc.	5,762
1,000	Equity Residential	22,230
		27,992
REIT – Diversified – 0.1%
405	Vornado Realty Trust	18,237
REIT – Health Care – 0.2%
1,400	HCP, Inc.	29,666
100	Heath Care REIT, Inc.	3,410
200	Ventas, Inc.	5,972
		39,048
REIT – Hotels – 0%
900	Host Hotels & Resorts, Inc.	7,551
REIT – Office Property – 0.1%
300	Boston Properties, Inc.	14,310
REIT – Regional Malls – 0.1%
211	Simon Property Group, Inc.	10,852
REIT – Storage – 0.2%
800	Public Storage	52,384
REIT – Warehouse/Industrial – 0%
800	ProLogis	6,448
Retail – Apparel and Shoe – 0.2%
200	Gap, Inc.	3,280
3,500	Limited Brands, Inc.	41,895
200	Nordstrom, Inc.	3,978
		49,153
Retail – Auto Parts – 0.2%
100	AutoZone, Inc.	15,111
800	O’Reilly Automotive, Inc.*	30,464
		45,575
Retail – Automobile – 0%
300	Auto Nation, Inc.*	5,205
Retail – Bedding – 0%
200	Bed Bath & Beyond, Inc.	6,150
Retail – Building Products – 0.6%
3,100	Home Depot, Inc.	73,253
2,900	Lowe’s Companies., Inc.	56,289
		129,542
Retail – Computer Equipment – 0%
200	GameStop Corp. – Class A*	4,402
Retail – Consumer Electronics – 0.1%
1,600	RadioShack Corp.	22,336
Retail – Discount – 1.9%
200	Big Lots, Inc.	4,206
1,700	Family Dollar Stores, Inc.	48,110
300	Target Corp.	11,841
7,000	Wal-Mart Stores, Inc.	339,080
		403,237
Retail – Drug Store – 0.3%
1,302	CVS Caremark Corp.	41,495
900	Walgreen Co.	26,460
		67,955
Retail – Jewelry – 0%
100	Tiffany & Co.	2,536
Retail – Major Department Stores – 0.2%
300	JC Penney Co., Inc.	8,613
100	Sears Holdings Corp.*	6,652
800	TJX Companies., Inc.	25,168
		40,433
Retail – Office Supplies – 0.2%
2,100	Office Depot, Inc.*	9,576
2,000	Staples, Inc.	40,340
		49,916
Retail – Regional Department Stores – 0.5%
2,500	Kohl’s Corp.*	106,875
300	Macy’s, Inc.	3,528
		110,403

See Notes to Schedule of Investments and Financial Statements.

10  Janus Aspen Series  June 30, 2009

Schedule of Investments (unaudited)

As of June 30, 2009

Shares or Principal Amount		Value

Retail – Restaurants – 1.5%
1,200	Darden Restaurants, Inc.	$39,576
4,600	McDonald’s Corp.	264,454
1,700	Starbucks Corp.*	23,613
		327,643
Rubber – Tires – 0.1%
1,200	Goodyear Tire & Rubber Co.*	13,512
Savings/Loan/Thrifts – 0.4%
5,800	Hudson City Bancorp, Inc.	77,082
1,300	People’s United Financial, Inc.	19,552
		96,634
Schools – 0.1%
100	Apollo Group, Inc. – Class A	7,112
100	Devry, Inc.	5,004
		12,116
Semiconductor Components/Integrated Circuits – 0.4%
800	Analog Devices, Inc.	19,824
2,900	Linear Technology Corp.	67,715
		87,539
Semiconductor Equipment – 0.1%
200	KLA-Tencor Corp.	5,050
600	Novellus Systems, Inc.*	10,020
		15,070
Steel – Producers – 0.2%
200	AK Steel Holding Corp.	3,838
100	Nucor Corp.	4,443
800	United States Steel Corp.	28,592
		36,873
Steel – Specialty – 0%
300	Allegheny Technologies, Inc.	10,479
Super-Regional Banks – 2.2%
7,880	Bank of America Corp.	104,016
1,800	Capital One Financial Corp.	39,384
500	Comerica, Inc.	10,575
2,400	Fifth Third Bancorp	17,040
1,200	Huntington Bancshares, Inc.	5,016
1,600	Keycorp	8,384
1,600	PNC Financial Services Group, Inc.	62,096
300	SunTrust Banks, Inc.	4,935
2,600	U.S. Bancorp	46,592
7,237	Wells Fargo & Co.	175,570
		473,608
Telecommunication Equipment – 0.1%
2,400	Tellabs Inc.*	13,752
Telecommunication Equipment – Fiber Optics – 0.1%
800	Ciena Corp.*	8,280
300	Corning, Inc.	4,818
2,600	JDS Uniphase Corp.*	14,872
		27,970
Telecommunication Services – 0.3%
1,600	Embarq Corp.	67,296
Telephone – Integrated – 4.7%
27,772	AT&T, Inc.	689,856
1,300	CenturyTel, Inc.	39,910
5,600	Frontier Communications Corp.	39,984
5,700	Qwest Communications International Inc.	23,655
4,400	Sprint Nextel Corp.	21,164
6,600	Verizon Communications, Inc.	202,818
1,200	Windstream Corp.	10,032
		1,027,419
Television – 0%
600	CBS Corp. – Class B	4,152
Tobacco – 0.5%
200	Altria Group, Inc.	3,278
100	Lorillard, Inc.	6,777
2,100	Philip Morris International, Inc.	91,602
300	Reynolds American, Inc.	11,586
		113,243
Tools – Hand Held – 0.1%
300	Black & Decker Corp.	8,598
200	Snap-On, Inc.	5,748
300	Stanley Works	10,152
		24,498
Toys – 0.1%
700	Hasbro, Inc.	16,968
Transportation – Railroad – 2.7%
1,700	Burlington Northern Santa Fe Corp.	125,018
3,800	CSX Corp.	131,594
5,300	Norfolk Southern Corp.	199,651
2,700	Union Pacific Corp.	140,562
		596,825
Transportation – Services – 0.2%
700	C.H. Robinson Worldwide, Inc.	36,505
100	Expeditors International of Washington, Inc.	3,334
100	FedEx Corp.	5,562
100	United Parcel Service, Inc. – Class B	4,999
		50,400
Web Portals/Internet Service Providers – 0.2%
100	Google, Inc. – Class A*	42,159
Wireless Equipment – 0.9%
5,000	Motorola, Inc.	33,150
3,600	QUALCOMM, Inc.	162,720
		195,870

Total Common Stock (cost $21,718,763)		21,594,507

Money Market – 0.2%
43,090	Janus Cash Liquidity Fund LLC, 0% (cost $43,090)	43,090

Total Investments (total cost $21,761,853) – 99.6%		21,637,597

Cash, Receivables and Other Assets, net of Liabilities – 0.4%		79,427

Net Assets – 100%		$21,717,024

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2009  11

Janus Aspen INTECH Risk-Managed Core Portfolio

Schedule of Investments (unaudited)

As of June 30, 2009

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$94,658	0.4%
Cayman Islands	32,088	0.2%
Netherlands Antilles	151,508	0.7%
Panama	5,154	0.0%
United States††	21,354,189	98.7%

Total	$21,637,597	100.0%

††	Includes Short-Term Securities (98.5% excluding Short-Term Securities)

See Notes to Schedule of Investments and Financial Statements.

12  Janus Aspen Series  June 30, 2009

Statement of Assets and Liabilities

Janus Aspen
INTECH
Risk-Managed
As of June 30, 2009 (unaudited)	Core
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost	$21,762
Unaffiliated investments at value	$21,595
Affiliated money market investments	43
Cash	1
Receivables:
Investments sold	138
Portfolio shares sold	166
Dividends	35
Interest	–
Non-interested Trustees’ deferred compensation	1
Other Assets	–
Total Assets	21,979
Liabilities:
Payables:
Investments purchased	96
Portfolio shares repurchased	4
Advisory fees	43
Printing expense	70
Postage expense	6
Audit fees	10
Systems expense	11
Distribution fees – Service Shares	4
Administrative Service fees	2
Non-interested Trustees’ fees and expenses	3
Non-interested Trustees’ deferred compensation fees	1
Accrued expenses and other payables	12
Total Liabilities	262
Net Assets	$21,717
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$32,648
Undistributed net investment income/(loss)*	58
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(10,865)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(124)
Total Net Assets	$21,717
Net Assets – Service Shares	$21,717
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	2,720
Net Asset Value Per Share	$7.98

*	See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2009  13

Statement of Operations

Janus Aspen
INTECH
Risk-Managed
For the six-month period ended June 30, 2009 (unaudited)	Core
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$–
Dividends	273
Dividends from affiliates	–
Foreign tax withheld	–
Total Investment Income	273
Expenses:
Advisory fees	40
Transfer agent fees and expenses	2
Custodian fees	24
Non-interested Trustees’ fees and expenses	3
Audit fees	16
Printing fees	19
Systems fees	–
Administrative service fees – Service Shares	10
Distribution fees – Service Shares	25
Other expenses	35
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	174
Expense and Fee Offset	–
Net Expenses	174
Less: Excess Expense Reimbursement	(30)
Net Expenses after Expense Reimbursement	144
Net Investment Income/(Loss)	129
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	(4,931)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	4,998
Net Gain/(Loss) on Investments	67
Net Increase/(Decrease) in Net Assets Resulting from Operations	$196

See Notes to Financial Statements.

14  Janus Aspen Series  June 30, 2009

Statements of Changes in Net Assets

	Janus Aspen
	INTECH
	Risk-Managed
For the six-month period ended June 30, 2009 (unaudited)	Core
and for the fiscal year ended December 31, 2008	Portfolio
(all numbers in thousands)	2009	2008

Operations:
Net investment income/(loss)	$129	$220
Net realized gain/(loss) from investment and foreign currency transactions	(4,931)	(5,838)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	4,998	(7,066)
Net Increase/(Decrease) in Net Assets Resulting from Operations	196	(12,684)
Dividends and Distributions to Shareholders:
Net investment income*
Service Shares	(117)	(193)
Net realized gain/(loss) from investment transactions*
Service Shares	–	(1,602)
Net (Decrease) from Dividends and Distributions	(117)	(1,795)
Capital Share Transactions:
Shares sold
Service Shares	2,092	21,175
Reinvested dividends and distributions
Service Shares	117	1,795
Shares repurchased
Service Shares	(2,330)	(18,772)
Net Increase/(Decrease) from Capital Share Transactions	(121)	4,198
Net Increase/(Decrease) in Net Assets	(42)	(10,281)
Net Assets:
Beginning of period	21,759	32,040
End of period	$21,717	$21,759

Undistributed net investment income/(loss)*	$58	$46

*	See Note 5 in Notes to Financial Statements

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2009  15

Financial Highlights

Service Shares

For a share outstanding during the six-month period
ended June 30, 2009 (unaudited) and through each	Janus Aspen INTECH Risk-Managed Core Portfolio
fiscal year ended December 31	2009	2008	2007	2006	2005(1)	2004

Net Asset Value, Beginning of Period	$7.92	$13.29	$12.71	$12.47	$13.60	$12.49
Income from Investment Operations:
Net investment income/(loss)	.05	.08	.06	.02	.04	.02
Net gain/(loss) on investments (both realized and unrealized)	.05	(4.70)	.71	1.33	1.22	2.16
Total from Investment Operations	.10	(4.62)	.77	1.35	1.26	2.18
Less Distributions:
Dividends (from net investment income)*	(.04)	(.08)	(.06)	(.02)	(.04)	(.01)
Distributions (from capital gains)*	–	(.67)	(.13)	(1.09)	(2.35)	(1.06)
Total Distributions	(.04)	(.75)	(.19)	(1.11)	(2.39)	(1.07)
Net Asset Value, End of Period	$7.98	$7.92	$13.29	$12.71	$12.47	$13.60
Total Return**	1.31%	(36.24)%	6.05%	10.77%	10.92%	17.55%
Net Assets, End of Period (in thousands)	$21,717	$21,759	$32,040	$16,721	$19,754	$20,680
Average Net Assets for the Period (in thousands)	$20,037	$28,507	$22,388	$18,260	$19,174	$15,270
Ratio of Gross Expenses to Average Net Assets***(2)	1.45%	1.45%	1.45%	1.45%	1.35%	1.43%
Ratio of Net Expenses to Average Net Assets***(2)	1.45%	1.45%	1.45%	1.45%	1.34%	1.43%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.30%	0.79%	0.61%	0.17%	0.42%	0.14%
Portfolio Turnover Rate***	110%	128%	101%	141%	109%	84%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Certain prior year amounts have been reclassified to conform with current year presentation.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

16  Janus Aspen Series  June 30, 2009

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen INTECH Risk-Managed Core Portfolio
Common Stock	$21,594,507	$–	$–
Money Market	–	43,090	–

Total Investments in Securities	$21,594,507	$43,090	$–

Janus Aspen Series  June 30, 2009  17

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen INTECH Risk-Managed Core Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes fourteen Portfolios with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Service Shares. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Certain prior year amounts in the Financial Highlights for “Payment from affiliate” have been reclassified to conform with current year presentation.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

18  Janus Aspen Series  June 30, 2009

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits such as income tax expense on the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended June 30, 2009, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles, and expands disclosure requirements regarding fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within the fiscal year. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Janus Aspen Series  June 30, 2009  19

Notes to Financial Statements (unaudited) (continued)

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2009 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued FASB staff position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. The Portfolio adopted FSP 157-4 in the current reporting period.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, options contracts, swap contracts, forward contracts, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. OTC derivatives, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price.

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

20  Janus Aspen Series  June 30, 2009

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also invest in Long-Term Equity Anticipation Securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Disclosures for Derivative Instruments
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Portfolio adopted SFAS No. 161 in the current reporting period. There were no derivatives held by

Janus Aspen Series  June 30, 2009  21

Notes to Financial Statements (unaudited) (continued)

the Portfolio during the six-month period ended June 30, 2009.

3.	Other Investments and Strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
Pursuant to an exemptive order received from the Securities and Exchange Commission (“SEC”), the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

22  Janus Aspen Series  June 30, 2009

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.50%.

For the Portfolio, the investment advisory fee is determined by calculating a base fee rate and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the previous paragraph. The performance adjustment either increases or decreases the base fee rate depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen INTECH Risk-Managed Core Portfolio	S&P 500® Index

Only the base fee rate applied until January 1, 2007 for the Portfolio, at which time the calculation of the performance adjustment applies as follows:

(Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment)

The investment advisory fee paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 12 months. When the Portfolio’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began January 2007 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s shares

Janus Aspen Series  June 30, 2009  23

Notes to Financial Statements (unaudited) (continued)

increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of its benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectus and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the six-month period ended June 30, 2009, the Portfolio recorded a negative Performance Adjustment of $9,730.

Janus Capital has agreed until at least May 1, 2010 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses (including, but not limited to, acquired fund fees and expenses), exceed an annual rate of 1.10% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital. Amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC) serves as subadviser to the Portfolio. Janus Capital owns approximately 92% of INTECH.

The subadvisory fee rate paid by Janus Capital to INTECH is equal to 50% of the investment advisory fee paid by the Portfolio to Janus Capital (net of any performance fee adjustment, if applicable, and reimbursements of expenses incurred or fees waived by Janus Capital).

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Services receives from the Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of the Service Shares of the Portfolio to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer and compliance staff of the Trust. Total compensation of $34,156 was paid by the Trust during the six-month period ended June 30, 2009. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2009 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended June 30, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred

24  Janus Aspen Series  June 30, 2009

fees were distributed to any Trustee under the Deferred Plan during the six-month period ended June 30, 2009.

For the six-month period ended June 30, 2009, Janus Capital assumed $648 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 9. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Assets and Liabilities (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Assets and Liabilities (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

During the six-month period ended June 30, 2009, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/09

Janus Aspen INTECH Risk-Managed Core Portfolio
Janus Cash Liquidity Fund LLC	$2,087,091	$2,045,001	$156	$43,090

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Aspen INTECH Risk-Managed Core Portfolio	$22,453,334	$1,166,825	$(1,982,562)	$(815,737)

Net capital loss carryovers as of December 31, 2008 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Janus Aspen Series  June 30, 2009  25

Notes to Financial Statements (unaudited) (continued)

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2008

December 31,
Portfolio	2016

Janus Aspen INTECH Risk-Managed Core Portfolio	$(2,653,805)

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2009 (unaudited)
and each fiscal year ended December 31

	Service Shares
Portfolio	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)

Janus Aspen INTECH Risk-Managed Core Portfolio	1.45%	1.71%	1.76%	1.86%	1.35%	1.43%

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

7.	Capital Share Transactions

For the six-month period ended June 30, 2009 (unaudited)
and the fiscal year ended December 31, 2008	Janus Aspen INTECH Risk-Managed Core Portfolio
(all numbers in thousands)	2009	2008

Transactions in Portfolio Shares – Service Shares
Shares sold	283	1,824
Reinvested dividends and distributions	15	167
Shares repurchased	(325)	(1,655)
Net Increase/(Decrease) in Portfolio Shares	(27)	336
Shares Outstanding, Beginning of Period	2,747	2,411
Shares Outstanding, End of Period	2,720	2,747

8.	Purchases and Sales of Investment Securities

For the six-month period ended June 30, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen INTECH Risk-Managed Core Portfolio	$10,949,400	$11,053,687	$–	$–

9.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the

26  Janus Aspen Series  June 30, 2009

federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the Court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the Court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. After the parties completed the supplemental briefing in the Marini case, on June 12, 2009, the Court granted judgment in Janus’ favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. However, in July 2009, a Stipulation of Dismissal was filed, which dismissed the case with prejudice. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely’s favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys’ fees, and damage enhancement under the Colorado Wage Act. Upon receipt of the parties’ notice of satisfaction of judgment, in July 2009, the Court ordered the matter dismissed with prejudice. Trial in the Malley matter was scheduled to commence in April 2009 but was subsequently continued at the request of Plaintiff. On August 4, 2009, a Stipulated Motion for Dismissal was filed, which resulted in the Court ordering the matter dismissed with prejudice.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions

Janus Aspen Series  June 30, 2009  27

Notes to Financial Statements (unaudited) (continued)

will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

28  Janus Aspen Series  June 30, 2009

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-877-335-2687 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-877-335-2687 (toll free).

Janus Aspen Series  June 30, 2009  29

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the six-month period ended June 30, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

30  Janus Aspen Series  June 30, 2009

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the

Janus Aspen Series  June 30, 2009  31

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

32  Janus Aspen Series  June 30, 2009

Notes

Janus Aspen Series  June 30, 2009  33

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, go to janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

151 Detroit Street Denver, CO 80206 1-877-335-2687

Portfolio distributed by Janus Distributors LLC (8/09)

C-0709-338	109-24-718 08-09

2009 Semiannual Report
Janus Aspen Series

Janus Aspen Janus Portfolio
(formerly named Janus Aspen Large Cap Growth Portfolio)

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Schedule of Investments	13
Notes to Financial Statements	14
Additional Information	26
Explanations of Charts, Tables and Financial Statements	27

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was June 30, 2009. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2009 to June 30, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  June 30, 2009  1

Janus Aspen Janus Portfolio (unaudited)

Portfolio Snapshot
This Portfolio seeks to invest in the common equity of large capitalization companies with strong track records of healthy free cash flow growth and prudent capital allocation. We focus on companies that demonstrate “smart growth‘-sustainable growth that creates value for equity holders.

Jonathan Coleman
lead co-portfolio manager

Daniel Riff
co-portfolio manager

Performance Review

For the six-month period ended June 30, 2009, Janus Aspen Janus Portfolio’s Institutional Shares and Service Shares returned 10.14% and 10.01%, respectively, Meanwhile, the Portfolio’s primary benchmark, the Russell 1000® Growth Index, returned 11.53% and its secondary benchmark, the S&P 500® Index, returned 3.16%.

Economic Overview

Equity markets began 2009 sharply lower, hitting the low point for the period in March as worries over the depth and length of the recession and uncertainty over the health of the financial system gave investors a reason to shy away from risk. No region or sector was untouched by the decline, which left some U.S. indices at 12-year lows. Signs the economy may be stabilizing and that the financial crisis may be in the past provided fuel for a sharp rebound during April and May. In June, the rally paused somewhat as investors digested mixed data on the economy, which included rising unemployment, weak housing and some improvement in manufacturing. The net effects on the markets were gains for broad domestic indices over the six-month period. Mid-cap indices significantly outperformed small caps and large caps, which performed similarly. Growth-style indices posted strong gains, while value indices recorded losses for the period across the market capitalization spectrum. Commodities generally performed strongly led by copper and crude oil, although natural gas was sharply lower in the period.

Detractors from Relative Performance

Managed care company UnitedHealth Group was negatively impacted by the Administration’s proposed healthcare reform. We believe the company, which has historically derived most of its profits from its private commercial business, can add value in a world of more consumer directed healthcare. While we think the pricing cycle for the company in 2009 will be better than last year’s, we trimmed the position given the uncertainty surrounding the potential for major healthcare reform in the U.S. and the associated headline risk.

MGM Mirage, a casino owner, was negatively impacted by its leveraged balance sheet during a time of tight credit and declining fundamentals in the gaming industry. We exited our position as weakening conditions in Las Vegas and balance sheet concerns led us to re-consider our investment thesis.

A difficult credit environment also provided a negative backdrop for AES Corp., a global electric utility company. While we think AES has a strong group of assets that have historically earned returns greater than the company’s overall cost of capital, we sold the position in order to focus the portfolio in fewer, higher conviction names.

Contributors to Relative Performance

Anheuser-Busch InBev, the world’s largest brewer, continued its upward move amid strong results supported by progress on integration of Anheuser-Busch, cost savings and asset divestitures. We remain attracted to the company’s free-cash-flow generation potential and are encouraged by the progress the company has made towards reducing its acquisition related debt. Apple, Inc. was another top contributor during the period. We think Apple’s product line demands a premium from consumers and that its integration of hardware and software will help the company gain market share, from laptops and desktops to mobile devices.

Investment bank Goldman Sachs continued to benefit from the improvement in capital markets. We have held the view that the company would be a survivor of the credit crisis and we think the fact that Goldman has been on the leading edge of paying back government borrowed funds, reinforces our view. As one of two remaining large investment banks, Goldman has been successful in recruiting top talent and gaining market share.

Outlook

While we were encouraged by the continued strength in equity markets for much of the second quarter, we think the market could be poised for a period of consolidation over the near term. We have seen signs of high insider selling, suggesting the market may have come too far too fast. In addition, economic data has been mixed at best and the “green shoots” that helped to drive stock prices higher may not be sustainable. Through this environment, we continue to favor companies focused on

2  Janus Aspen Series  June 30, 2009

(unaudited)

returns, namely those that we think can navigate through this difficult period successfully. We like companies that are not reliant on a macro tailwind to perform well.

Additionally, under certain circumstances and market conditions, we may initiate positions in put and call options in order to mitigate the risks and potentially enhance the performance of the Portfolio. The volatility in the U.S. equity markets over the past six months provided us with such opportunities. During the period, we initiated positions in paired option strategies, which encompassed the selling of out-of-the-money put and call options on an underlying stock in an attempt to generate some income for the Portfolio. We used this strategy on a few of our holdings where we would be willing to sell the shares at the call exercise price. During the period, in anticipation of changes in various foreign currencies, we hedged a portion of the Portfolio’s foreign currency exposure. We may continue to hedge our forward foreign currency exchange contracts to buy and/or sell currencies in order to fix the rate at which we can exchange the currency on a future date. (Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.)

Thank you for your investment in Janus Aspen Janus Portfolio.

Janus Aspen Janus Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Anheuser-Busch InBev N.V.	3.00%
Apple, Inc.	1.88%
Goldman Sachs Group, Inc.	1.08%
Crown Castle International Corp.	0.79%
Marvell Technology Group, Ltd.	0.70%

5 Bottom Performers – Holdings

Contribution

UnitedHealth Group, Inc.	-0.90%
MGM Mirage	-0.45%
AES Corp.	-0.44%
Wells Fargo & Co.	-0.29%
Devon Energy Corp.	-0.28%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Information Technology	7.30%	28.95%	30.44%
Consumer Staples	3.51%	16.22%	13.62%
Energy	0.86%	9.59%	8.42%
Telecommunication Services	0.79%	2.61%	0.77%
Financials	0.76%	7.41%	3.55%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Health Care	-1.50%	15.53%	14.94%
Utilities	-0.45%	2.23%	1.88%
Consumer Discretionary	0.13%	4.31%	9.97%
Industrials	0.18%	9.56%	12.48%
Materials	0.36%	3.60%	3.93%

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Aspen Series  June 30, 2009  3

Janus Aspen Janus Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2009

Anheuser-Busch InBev N.V. Brewery	6.2%
Apple, Inc. Computers	4.4%
Occidental Petroleum Corp. Oil Companies – Exploration and Production	3.0%
Cisco Systems, Inc. Networking Products	2.9%
Oracle Corp. Enterprise Software/Services	2.7%

19.2%

Asset Allocation – (% of Net Assets)
As of June 30, 2009

Emerging markets comprised 2.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2009

As of December 31, 2008

4  Janus Aspen Series  June 30, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2009						Expense Ratios – for the fiscal year ended December 31, 2008
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Janus Portfolio

Institutional Shares	10.14%	–25.99%	–1.93%	–3.33%	5.33%	0.67%

Service Shares	10.01%	–26.17%	–2.16%	–3.60%	5.04%	0.92%

Russell 1000® Growth Index	11.53%	–24.50%	–1.83%	–4.18%	5.58%

S&P 500® Index	3.16%	–26.21%	–2.24%	–2.22%	6.45%

Lipper Quartile – Institutional Shares	–	2nd	3rd	3rd	3rd

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Large-Cap Growth Funds	–	86/236	111/192	47/76	14/26

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

Janus Aspen Series  June 30, 2009  5

Janus Aspen Janus Portfolio (unaudited)

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Portfolio assets. Such risks include gain or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Portfolio owns.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

As of May 1, 2009, Janus Aspen Large Cap Growth Portfolio changed its name and is now Janus Aspen Janus Portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/09)	(6/30/09)	(1/1/09-6/30/09)†

Actual	$1,000.00	$1,100.70	$3.54

Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.41

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/09)	(6/30/09)	(1/1/09-6/30/09)†

Actual	$1,000.00	$1,099.40	$4.84

Hypothetical (5% return before expenses)	$1,000.00	$1,020.18	$4.66

†	Expenses are equal to the annualized expense ratio of 0.68% for Institutional Shares and 0.93% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6  Janus Aspen Series  June 30, 2009

Janus Aspen Janus Portfolio

Schedule of Investments (unaudited)

As of June 30, 2009

Shares or Principal Amount		Value

Common Stock – 94.3%
Aerospace and Defense – 1.3%
166,160	Lockheed Martin Corp.	$13,400,804
214,095	Northrop Grumman Corp.	9,779,860
		23,180,664
Agricultural Chemicals – 1.4%
94,835	Monsanto Co.	7,050,034
185,550	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	17,265,427
		24,315,461
Applications Software – 1.5%
268,020	Citrix Systems, Inc.*	8,547,158
757,630	Microsoft Corp.	18,008,865
		26,556,023
Athletic Footwear – 0.6%
294,625	Adidas A.G.**	11,200,292
Beverages – Non-Alcoholic – 0.9%
336,230	Coca-Cola Co.	16,135,678
Brewery – 6.2%
3,050,806	Anheuser-Busch InBev N.V.**	110,435,295
2,113,456	Anheuser-Busch InBev N.V. – VVPR Strip*,**	8,894
		110,444,189
Casino Hotels – 0.7%
2,091,114	Crown, Ltd.**	12,182,495
Commercial Banks – 0.3%
342,065	ICICI Bank, Ltd.	5,141,595
Computers – 7.2%
544,519	Apple, Inc.*	77,555,841
380,820	International Business Machines Corp.	39,765,224
152,961	Research In Motion, Ltd. (U.S. Shares)*	10,867,879
		128,188,944
Consumer Products – Miscellaneous – 0.9%
304,240	Kimberly-Clark Corp.	15,951,303
Cosmetics and Toiletries – 1.4%
362,695	Colgate-Palmolive Co.	25,657,044
Diversified Operations – 3.0%
418,270	Danaher Corp.	25,823,990
402,620	Illinois Tool Works, Inc.	15,033,831
474,395	Tyco International, Ltd.	12,324,782
		53,182,603
E-Commerce/Services – 1.4%
1,497,090	eBay, Inc.*	25,645,152
Electric Products – Miscellaneous – 0.5%
268,080	Emerson Electric Co.	8,685,792
Electronic Components – Semiconductors – 0.8%
639,956	Texas Instruments, Inc.	13,631,063
Electronic Connectors – 0.8%
473,255	Amphenol Corp. – Class A	14,973,788
Enterprise Software/Services – 2.7%
2,272,460	Oracle Corp.	48,676,093
Finance – Investment Bankers/Brokers – 3.8%
290,635	Goldman Sachs Group, Inc.	42,851,225
717,395	JPMorgan Chase & Co.	24,470,343
		67,321,568
Food – Miscellaneous/Diversified – 0.8%
392,578	Nestle S.A.	14,819,757
Food – Retail – 1.9%
5,637,709	Tesco PLC*,**	32,856,214
Forestry – 0.6%
364,440	Weyerhaeuser Co.	11,089,909
Gold Mining – 0.5%
235,240	Newmont Mining Corp.	9,614,259
Independent Power Producer – 1.0%
649,528	NRG Energy, Inc.*	16,861,747
Industrial Gases – 1.4%
341,055	Praxair, Inc.	24,238,779
Internet Security – 1.0%
1,080,765	Symantec Corp.*	16,816,703
Investment Management and Advisory Services – 1.2%
487,455	T. Rowe Price Group, Inc.	20,312,250
Medical – Biomedical and Genetic – 5.1%
942,331	Celgene Corp.*	45,081,115
175,855	Genzyme Corp.*	9,789,848
753,525	Gilead Sciences, Inc.*	35,295,111
		90,166,074
Medical – Drugs – 2.2%
290,506	Roche Holding A.G.	39,532,075
Medical – HMO – 2.3%
1,618,105	UnitedHealth Group, Inc.	40,420,263
Medical Products – 2.9%
420,525	Baxter International, Inc.	22,271,004
789,885	Covidien, Ltd.**	29,573,294
		51,844,298
Metal Processors and Fabricators – 1.0%
251,025	Precision Castparts Corp.	18,332,356
Multi-Line Insurance – 1.3%
521,460	ACE, Ltd. (U.S. Shares)	23,064,176
Multimedia – 0.7%
432,580	Liberty Media Corp. – Entertainment – Class A*	11,571,515
Networking Products – 2.9%
2,783,252	Cisco Systems, Inc.*	51,879,817
Oil Companies – Exploration and Production – 7.1%
667,665	EOG Resources, Inc.	45,347,807
815,730	Occidental Petroleum Corp.	53,683,190
718,575	XTO Energy, Inc.	27,406,451
		126,437,448
Oil Companies – Integrated – 1.9%
278,820	Hess Corp.	14,986,575
306,531	Petroleo Brasileiro S.A.	10,225,874
205,375	Petroleo Brasileiro S.A. (ADR)	8,416,268
		33,628,717
Oil Field Machinery and Equipment – 0.5%
242,995	National Oilwell Varco, Inc.*	7,936,217

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2009  7

Janus Aspen Janus Portfolio

Schedule of Investments (unaudited)

As of June 30, 2009

Shares or Principal Amount		Value

Reinsurance – 1.5%
9,266	Berkshire Hathaway, Inc. – Class B*	$26,831,834
Retail – Building Products – 0.4%
310,245	Home Depot, Inc.	7,331,089
Retail – Discount – 1.2%
420,355	Wal-Mart Stores, Inc.	20,361,996
Retail – Drug Store – 2.3%
1,304,289	CVS Caremark Corp.**	41,567,690
Retail – Office Supplies – 0.4%
327,828	Staples, Inc.	6,612,291
Retail – Restaurants – 0.6%
181,015	McDonald’s Corp.	10,406,552
Semiconductor Components/Integrated Circuits – 2.2%
1,903,180	Marvell Technology Group, Ltd.*	22,153,015
10,310,930	Taiwan Semiconductor Manufacturing Co., Ltd.	17,132,036
		39,285,051
Semiconductor Equipment – 1.6%
1,105,180	KLA-Tencor Corp.	27,905,795
Telecommunication Equipment – 0%
104	Nortel Networks Corp. (U.S. Shares)*	5
Telecommunication Equipment – Fiber Optics – 1.1%
1,202,585	Corning, Inc.	19,313,515
Tobacco – 0.3%
327,835	Altria Group, Inc.	5,373,216
Transportation – Railroad – 1.2%
483,825	Canadian National Railway Co. (U.S. Shares)	20,785,122
Transportation – Services – 2.0%
149,660	C.H. Robinson Worldwide, Inc.	7,804,769
259,215	Expeditors International of Washington, Inc.	8,642,228
387,835	United Parcel Service, Inc. – Class B	19,387,872
		35,834,869
Web Portals/Internet Service Providers – 2.3%
55,865	Google, Inc. – Class A*	23,552,126
1,055,340	Yahoo!, Inc.*	16,526,624
		40,078,750
Wireless Equipment – 5.5%
1,996,785	Crown Castle International Corp.*	47,962,775
809,830	QUALCOMM, Inc.	36,604,316
1,237,310	Telefonaktiebolaget L.M. Ericsson – Class B	12,109,275
		96,676,366

Total Common Stock (cost $1,701,528,294)		1,670,856,462

Corporate Bonds – 0.2%
Electric – Integrated – 0.2%
$1,940,000	Energy Future Holdings Corp. 10.8750%, 11/1/17	1,416,200
3,330,000	Texas Competitive Electric Holdings Co. LLC, 10.2500%, 11/1/15	2,072,925

Total Corporate Bonds (cost $5,373,111)		3,489,125

Money Market – 5.4%
96,417,430	Janus Cash Liquidity Fund LLC, 0% (cost $96,417,430)	96,417,430

Total Investments (total cost $1,803,318,835) – 99.9%		1,770,763,017

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		928,892

Net Assets – 100%		$1,771,691,909

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$12,182,495	0.7%
Belgium	110,444,189	6.2%
Bermuda	22,153,015	1.2%
Brazil	18,642,142	1.0%
Canada	48,918,433	2.8%
Germany	11,200,292	0.6%
India	5,141,595	0.3%
Ireland	29,573,294	1.7%
Sweden	12,109,275	0.7%
Switzerland	89,740,789	5.1%
Taiwan	17,132,036	1.0%
United Kingdom	32,856,214	1.9%
United States††	1,360,669,248	76.8%

Total	$1,770,763,017	100.0%

††	Includes Short-Term Securities (71.4% excluding Short-Term Securities).

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S. $	Gain/(Loss)

Australian Dollar 7/15/09	675,000	$543,166	$(28,816)
Australian Dollar 8/6/09	2,600,000	2,088,490	(29,160)
Australian Dollar 8/20/09	2,640,000	2,118,648	(38,328)
British Pound 7/15/09	1,500,000	2,467,473	(179,223)
British Pound 8/6/09	3,625,000	5,962,891	(58,636)
British Pound 8/20/09	2,700,000	4,441,230	(29,943)
Euro 7/15/09	9,850,000	13,816,611	(380,226)
Euro 8/6/09	11,400,000	15,990,553	(288,079)
Euro 8/20/09	11,700,000	16,410,853	(24,184)

		$63,839,915	$(1,056,595)

See Notes to Schedule of Investments and Financial Statements.

8  Janus Aspen Series  June 30, 2009

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2009 (unaudited)	Janus
(all numbers in thousands except net asset value per share)	Portfolio(1)

Assets:
Investments at cost	$1,803,319
Unaffiliated investments at value	$1,674,346
Affiliated money market investments	96,417
Cash	–
Cash denominated in foreign currency(2)	219
Receivables:
Portfolio shares sold	609
Dividends	2,657
Interest	92
Non-interested Trustees’ deferred compensation	43
Other assets	129
Total Assets	1,774,512
Liabilities:
Payables:
Investments purchased	206
Portfolio shares repurchased	198
Advisory fees	926
Transfer agent fees and expenses	2
Distribution fees – Service Shares	285
Non-interested Trustees’ fees and expenses	18
Non-interested Trustees’ deferred compensation fees	43
Accrued expenses and other payables	85
Forward currency contracts	1,057
Total Liabilities	2,820
Net Assets	$1,771,692
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$2,828,089
Undistributed net investment income/(loss)*	1,552
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(1,024,425)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(33,524)
Total Net Assets	$1,771,692
Net Assets – Institutional Shares	$372,646
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	21,490
Net Asset Value Per Share	$17.34
Net Assets – Service Shares	$1,399,046
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	81,866
Net Asset Value Per Share	$17.09

*	See Note 5 in Notes to Financial Statements.

(1)	Formerly named Janus Aspen Large Cap Growth Portfolio.
(2)	Includes cost of $219,509.

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2009  9

Statement of Operations

Janus Aspen
For the six-month period ended June 30, 2009 (unaudited)	Janus
(all numbers in thousands)	Portfolio(1)

Investment Income:
Interest	$316
Dividends	12,303
Dividends from affiliates	220
Foreign tax withheld	(611)
Total Investment Income	12,228
Expenses:
Advisory fees	4,945
Transfer agent fees and expenses	4
Registration fees	21
Custodian fees	46
Audit fees	16
Non-interested Trustees’ fees and expenses	31
Distribution fees – Service Shares	1,513
Other expenses	239
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	6,815
Expense and Fee Offset	–
Net Expenses	6,815
Net Investment Income/(Loss)	5,413
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	(257,715)
Net realized gain/(loss) from options contracts	4,911
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations, options contracts and non-interested Trustees’ deferred compensation	404,497
Net Gain/(Loss) on Investments	151,693
Net Increase/(Decrease) in Net Assets Resulting from Operations	$157,106

(1)	Formerly named Janus Aspen Large Cap Growth Portfolio.

See Notes to Financial Statements.

10  Janus Aspen Series  June 30, 2009

Statements of Changes in Net Assets

	Janus Aspen
For the six-month period ended June 30, 2009 (unaudited)	Janus
and for the fiscal year ended December 31, 2008	Portfolio(1)
(all numbers in thousands)	2009	2008

Operations:
Net investment income/(loss)	$5,413	$12,153
Net realized gain/(loss) from investment and foreign currency transactions	(257,715)	(215,836)
Net realized gain/(loss) from options contracts	4,911	(2,112)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations, options contracts and non-interested Trustees’ deferred compensation	404,497	(646,954)
Net Increase/(Decrease) in Net Assets Resulting from Operations	157,106	(852,749)
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(1,332)	(3,843)
Service Shares	(3,994)	(7,989)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net (Decrease) from Dividends and Distributions	(5,326)	(11,832)
Capital Share Transactions:
Shares sold
Institutional Shares	13,073	18,981
Service Shares	155,685	660,611
Reinvested dividends and distributions
Institutional Shares	1,332	3,843
Service Shares	3,994	7,989
Shares repurchased
Institutional Shares	(26,771)	(96,241)
Service Shares	(32,688)	(114,289)
Net Increase/(Decrease) from Capital Share Transactions	114,625	480,894
Net Increase/(Decrease) in Net Assets	266,405	(385,012)
Net Assets:
Beginning of period	1,505,287	1,888,974
End of period	$1,771,692	$1,505,287

Undistributed net investment income/(loss)*	$1,552	$1,465

*	See Note 5 in Notes to Financial Statements

(1)	Formerly named Janus Aspen Large Cap Growth Portfolio.

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2009  11

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period
ended June 30, 2009 (unaudited) and through each	Janus Aspen Janus Portfolio(1)
fiscal year ended December 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$15.81	$26.43	$23.12	$20.86	$20.08	$19.23
Income from Investment Operations:
Net investment income/(loss)	.08	.22	.24	.12	.09	.04
Net gain/(loss) on investments (both realized and unrealized)	1.51	(10.68)	3.25	2.25	.76	.84
Total from Investment Operations	1.59	(10.46)	3.49	2.37	.85	.88
Less Distributions:
Dividends (from net investment income)*	(.06)	(.16)	(.18)	(.11)	(.07)	(.03)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.06)	(.16)	(.18)	(.11)	(.07)	(.03)
Net Asset Value, End of Period	$17.34	$15.81	$26.43	$23.12	$20.86	$20.08
Total Return**	10.07%	(39.70)%	15.14%	11.38%	4.23%	4.57%
Net Assets, End of Period (in thousands)	$372,646	$353,051	$677,593	$677,289	$730,374	$1,177,145
Average Net Assets for the Period (in thousands)	$345,136	$525,042	$686,441	$693,731	$857,660	$1,462,102
Ratio of Gross Expenses to Average Net Assets***(2)(3)	0.68%	0.66%	0.66%	0.69%	0.66%	0.67%
Ratio of Net Expenses to Average Net Assets***(3)	0.68%	0.66%	0.66%	0.69%	0.66%	0.66%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.89%	0.87%	0.89%	0.49%	0.31%	0.14%
Portfolio Turnover Rate***	77%	69%	78%	54%	87%	33%

Service Shares

For a share outstanding during the six-month period
ended June 30, 2009 (unaudited) and through each	Janus Aspen Janus Portfolio(1)
fiscal year ended December 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$15.59	$26.08	$22.84	$20.62	$19.85	$19.04
Income from Investment Operations:
Net investment income/(loss)	.05	.14	.32	.02	(.02)	(.04)
Net gain/(loss) on investments (both realized and unrealized)	1.50	(10.50)	3.07	2.26	.82	.85
Total from Investment Operations	1.55	(10.36)	3.39	2.28	.80	.81
Less Distributions:
Dividends (from net investment income)*	(.05)	(.13)	(.15)	(.06)	(.03)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.05)	(.13)	(.15)	(.06)	(.03)	–
Net Asset Value, End of Period	$17.09	$15.59	$26.08	$22.84	$20.62	$19.85
Total Return**	9.94%	(39.85)%	14.84%	11.08%	4.01%	4.25%
Net Assets, End of Period (in thousands)	$1,399,046	$1,152,236	$1,211,381	$149,718	$157,041	$183,028
Average Net Assets for the Period (in thousands)	$1,220,520	$1,251,357	$569,659	$148,875	$163,753	$191,544
Ratio of Gross Expenses to Average Net Assets***(2)(3)	0.93%	0.91%	0.91%	0.94%	0.91%	0.92%
Ratio of Net Expenses to Average Net Assets***(3)	0.93%	0.91%	0.91%	0.94%	0.91%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.64%	0.61%	0.58%	0.24%	0.06%	(0.11)%
Portfolio Turnover Rate***	77%	69%	78%	54%	87%	33%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly named Janus Aspen Large Cap Growth Portfolio.
(2)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3)	See “Explanations of Charts, Tables and Financial Statements.”

See Notes to Financial Statements.

12  Janus Aspen Series  June 30, 2009

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Janus Portfolio*
Common Stock
Athletic Footwear	$–	$11,200,292	$–
Brewery	–	110,444,189	–
Casino Hotels	–	12,182,495	–
Commercial Banks	–	5,141,595	–
Food – Miscellaneous/Diversified	–	14,819,757	–
Food – Retail	–	32,856,214	–
Medical – Drugs	–	39,532,075	–
Oil Companies – Integrated	14,986,575	18,642,141	–
Semiconductor Components/Integrated Circuits	22,153,015	17,132,036	–
Wireless Equipment	84,567,091	12,109,275	–
All Other	1,275,089,712	–	–

Corporate Bonds	–	3,489,125	–

Money Market	–	96,417,430	–

Total Investments in Securities	$1,396,796,393	$373,966,624	$–

Other Financial Instruments(a):
Foreign Currency Contracts, Open	$–	$(1,056,595)	$–

*	Formerly named Janus Aspen Large Cap Growth Portfolio.

(a)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options and swap contracts are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, swap agreements and/or securities with extended settlement dates as of June 30, 2009 is noted below.

Portfolio	Aggregate Value

Janus Aspen Janus Portfolio(1)	$212,988,234

(1)	Formerly named Janus Aspen Large Cap Growth Portfolio.

Janus Aspen Series  June 30, 2009  13

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Janus Portfolio (formerly named Janus Aspen Large Cap Growth Portfolio) (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes fourteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

14  Janus Aspen Series  June 30, 2009

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits such as income tax expense on the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended June 30, 2009, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles, and expands disclosure requirements regarding fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within the fiscal year. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Janus Aspen Series  June 30, 2009  15

Notes to Financial Statements (unaudited) (continued)

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2009 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued FASB staff position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. The Portfolio adopted FSP 157-4 in the current reporting period.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, options contracts, swap contracts, forward contracts, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. OTC derivatives, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

16  Janus Aspen Series  June 30, 2009

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to foreign currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price.

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in Long-Term Equity Anticipation Securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic

Janus Aspen Series  June 30, 2009  17

Notes to Financial Statements (unaudited) (continued)

and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The Portfolio recognized realized gains/(losses) from written options contracts during the six-month period ended June 30, 2009 as indicated in the table below:

Portfolio	Gains/(Losses)

Janus Aspen Janus Portfolio(1)	$5,502,243

(1)	Formerly named Janus Aspen Large Cap Portfolio.

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the six-month period ended June 30, 2009 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Aspen Janus Portfolio(1)
Options outstanding at December 31, 2008	36,079	$5,032,899
Options written	–	–
Options closed	(1,670)	(497,693)
Options expired	(34,409)	(4,535,206)
Options exercised	–	–

Options outstanding at June 30, 2009	–	$–

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Janus Portfolio(1)
Options outstanding at December 31, 2008	39,147	$5,933,179
Options written	570	257,344
Options closed	(27,911)	(4,999,145)
Options expired	(570)	(257,344)
Options exercised	(11,236)	(934,034)

Options outstanding at June 30, 2009	–	$–

(1)	Formerly named Janus Aspen Large Cap Growth Portfolio.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to market risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit

18  Janus Aspen Series  June 30, 2009

risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer, is the fair value of the contract. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A Portfolio investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Disclosures for Derivative Instruments
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Portfolio adopted SFAS No. 161 in the current reporting period.

Fair Value of Derivative Instruments as of June 30, 2009 (unaudited)

Derivatives not accounted for as hedging	Asset Derivatives		Liability Derivatives
instruments under Statement 133	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign Exchange Contracts	Forward currency contracts	$–	Forward currency contracts	$1,056,595

Total		$–		$1,056,595

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2009 (unaudited)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under Statement 133	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$4,910,952	$–	$4,910,952

Foreign Exchange Contracts	–	–	–	(3,037,079)	(3,037,079)

Total	$–	$–	$4,910,952	$(3,037,079)	$1,873,873

Janus Aspen Series  June 30, 2009  19

Notes to Financial Statements (unaudited) (continued)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under Statement 133	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$(8,832,003)	$–	$(8,832,003)

Foreign Exchange Contracts	–	–	–	283,610	283,610

Total	$–	$–	$(8,832,003)	$283,610	$(8,548,393)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on

20  Janus Aspen Series  June 30, 2009

the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
Pursuant to an exemptive order received from the Securities and Exchange Commission (“SEC”), the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the

Janus Aspen Series  June 30, 2009  21

Notes to Financial Statements (unaudited) (continued)

transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.64%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer and compliance staff of the Trust. Total compensation of $34,156 was paid by the Trust during the six-month period ended June 30, 2009. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2009 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended June 30, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the six-month period ended June 30, 2009.

For the six-month period ended June 30, 2009, Janus Capital assumed $648 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

22  Janus Aspen Series  June 30, 2009

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Assets and Liabilities (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Assets and Liabilities (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

During the six-month period ended June 30, 2009, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/09

Janus Aspen Janus Portfolio(1)
Janus Cash Liquidity Fund LLC	$420,091,469	$323,876,039	$94,980	$96,417,430
Janus Institutional Cash Management Fund – Institutional Shares	117,757	47,133,175	90,708	–
Janus Institutional Money Market Fund – Institutional Shares	59,206	25,265,787	34,559	–

	$420,268,432	$396,275,000	$220,247	$96,417,430

(1)	Formerly named Janus Aspen Large Cap Growth Portfolio.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Aspen Janus Portfolio(1)	$1,860,807,315	$78,293,700	$(168,337,998)	$(90,044,298)

(1)	Formerly named Janus Aspen Large Cap Growth Portfolio.

Net capital loss carryovers as of December 31, 2008 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Janus Aspen Series  June 30, 2009  23

Notes to Financial Statements (unaudited) (continued)

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2008

	December 31,	December 31,	December 31,	December 31,	Accumulated
Portfolio	2009	2010	2011	2016	Capital Losses

Janus Aspen Janus Portfolio(1)(2)	$(378,164,191)	$(84,773,612)	$(84,773,612)	$(100,440,404)	$(648,151,819)

(1)	Capital loss carryover is subject to annual limitations.
(2)	Formerly named Janus Aspen Large Cap Growth Portfolio.

6.	Capital Share Transactions

For the six-month period ended June 30, 2009 (unaudited)	Janus Aspen Janus
and the fiscal year ended December 31, 2008	Portfolio(1)
(all numbers in thousands)	2009	2008

Transactions in Portfolio Shares – Institutional Shares
Shares sold	804	874
Reinvested dividends and distributions	77	185
Shares repurchased	(1,717)	(4,373)
Net Increase/(Decrease) in Portfolio Shares	(836)	(3,314)
Shares Outstanding, Beginning of Period	22,326	25,640
Shares Outstanding, End of Period	21,490	22,326
Transactions in Portfolio Shares – Service Shares
Shares sold	9,848	32,127
Reinvested dividends and distributions	235	395
Shares repurchased	(2,110)	(5,083)
Net Increase/(Decrease) in Portfolio Shares	7,973	27,439
Shares Outstanding, Beginning of Period	73,893	46,454
Shares Outstanding, End of Period	81,866	73,893

(1)	Formerly named Janus Aspen Large Cap Growth Portfolio.

7.	Purchases and Sales of Investment Securities

For the six-month period ended June 30, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Janus Portfolio(1)	$708,407,762	$552,330,716	$–	$–

(1)	Formerly named Janus Aspen Large Cap Growth Portfolio.

8.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case

24  Janus Aspen Series  June 30, 2009

No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the Court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the Court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. After the parties completed the supplemental briefing in the Marini case, on June 12, 2009, the Court granted judgment in Janus’ favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. However, in July 2009, a Stipulation of Dismissal was filed, which dismissed the case with prejudice. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely’s favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys’ fees, and damage enhancement under the Colorado Wage Act. Upon receipt of the parties’ notice of satisfaction of judgment, in July 2009, the Court ordered the matter dismissed with prejudice. Trial in the Malley matter was scheduled to commence in April 2009 but was subsequently continued at the request of Plaintiff. On August 4, 2009, a Stipulated Motion for Dismissal was filed, which resulted in the Court ordering the matter dismissed with prejudice.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series  June 30, 2009  25

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-877-335-2687 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-877-335-2687 (toll free).

26  Janus Aspen Series  June 30, 2009

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the six-month period ended June 30, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

Janus Aspen Series  June 30, 2009  27

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the

28  Janus Aspen Series  June 30, 2009

extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series  June 30, 2009  29

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, go to janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

151 Detroit Street Denver, CO 80206 1-877-335-2687

Portfolio distributed by Janus Distributors LLC (8/09)

C-0709-338	109-24-701 08-09

2009 Semiannual Report
Janus Aspen Series

Janus Aspen Overseas Portfolio
(formerly named Janus Aspen International Growth Portfolio)

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Schedule of Investments	14
Notes to Financial Statements	17
Additional Information	29
Explanations of Charts, Tables and Financial Statements	30

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was June 30, 2009. As the investing environment changes, so could the manager’s opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2009 to June 30, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  June 30, 2009  1

Janus Aspen Overseas Portfolio (unaudited)

Portfolio Snapshot
This portfolio invests in growth companies around the world.

Brent Lynn
portfolio manager

Performance Overview

Janus Aspen Overseas Portfolio’s Institutional Shares, Service Shares and Service II Shares returned 42.97%, 42.80% and 42.80%, respectively, over the six-month period ended June 30, 2009. The Portfolio’s primary benchmark, the Morgan Stanley Capital International (MSCI) All Country World ex-U.S. IndexSMreturned 13.92%, and its secondary benchmark, the MSCI EAFE® Index returned 7.95% during the period.

Economic Overview

Equity markets began 2009 sharply lower bringing some indices to multi-year lows. Global markets rebounded with exceptionally solid gains in emerging markets. India and China were among the strongest performing emerging markets, while Asia was the strongest performing region. Europe and the U.S. posted slight gains. Commodities generally performed strongly led by copper and crude oil, although natural gas was sharply lower in the period. The Dollar Index finished the period lower, as both the British pound was significantly stronger while the euro had slight gains relative to the dollar.

Contributors to Performance

Holdings in consumer discretionary, energy and financials were the largest contributors on a sector basis. On a country basis, overweights and holdings in Brazil, India and Hong Kong were the top contributors to performance.

On an individual basis, Li & Fung, a Hong Kong-based outsourcing and logistics company, was the largest contributor during the period. Although Li & Fung’s U.S. retailer customer base faced a challenging sales environment, Li & Fung was able to grow through market share gains, new outsourcing customers and acquisitions.

Reliance Industries, the India-based energy and petrochemicals conglomerate, also contributed to performance. During the period, the company successfully brought on line a large-scale refinery and a major offshore gas project.

Petroleo Brasileiro’s (Petrobras) stock performed well as a result of oil prices bouncing back and more optimism about the company’s opportunities to significantly grow reserves from its Brazilian offshore properties.

Detractors from Performance

Holdings in materials and industrials were the largest detractors on a sector basis, while lack of exposure to Russia and underweights in Taiwan and Australia were the largest detractors on a country basis.

Arcandor AG, a German retail and travel conglomerate, was a significant detractor during the period. The difficult economic environment hurt sales and cash flow generation in the company’s department store and mail order businesses. In an extremely restrictive credit environment, Arcandor found itself unable to rollover funding necessary to run its businesses. When the German government rejected Arcandor’s request for state aid, the company filed for insolvency. I initially purchased Arcandor stock believing that the company could benefit from restructuring opportunities in its industries. In hindsight, this was a mistake, especially following the onset of the credit crisis and global recession. After the company filed for insolvency, I sold all of our remaining position.

U.S.-based solar panel manufacturer SunPower was another detractor during the period. Demand for solar panels fell sharply as a result of lack of credit availability. Sentiment regarding alternative energy stocks was also hurt by the fall in energy prices. We continue to believe that solar energy is a long-term growth industry driven by concerns over energy security and the environment and that SunPower has competitive advantages in solar cell technology.

U.S.-based airline company Delta Air Lines, a new holding, continued to decline after I purchased it later in the period. The airlines face an extraordinarily difficult demand and pricing environment. However, the industry has responded by restructuring and taking out capacity. When passenger demand returns, I believe Delta is well positioned to generate significant cash flow.

In anticipation of changes in various foreign currencies, I may hedge a portion of the Portfolio’s foreign currency exposure. Forward foreign currency exchange contracts may be used to buy and/or sell currencies in order to fix the rate at which we can exchange the currency on a future date. (Please see the Derivatives Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.)

2  Janus Aspen Series  June 30, 2009

(unaudited)

Outlook

In this very uncertain environment, I cannot predict when the global economies will recover and return to growth again, but I do believe we are invested in some of the world’s great growth franchises. My conviction comes from the in-depth fundamental research our analyst team does on a daily basis. Janus’ investment team travels millions of miles every year to meet with companies and their competitors, suppliers and customers. These meetings help us better understand our holdings and lay the foundation for high-conviction investments.

Despite incredibly difficult markets and a bleak near-term picture for the global economy, I remain optimistic about the long term. New technologies, urbanization, infrastructure development, trade and the desire of people around the world for a better life will likely continue to drive long-term economic growth. I have not changed my investment approach. I believe the best way to generate solid long-term returns is to make high conviction, long-term investments in world-class companies with exciting growth prospects that trade at undeservedly low valuations. As manager of the Portfolio, my sole focus is to deliver strong, long-term performance for you. I will perform this job to the best of my ability.

Thank you for your continued investment in Janus Aspen Overseas Portfolio.

Janus Aspen Overseas Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Li & Fung, Ltd.	3.75%
Reliance Industries, Ltd.	3.45%
Petroleo Brasileiro S.A. (ADR)	3.31%
China Overseas Land & Investment, Ltd.	2.60%
Research In Motion, Ltd. (U.S. Shares)	2.48%

5 Bottom Performers – Holdings

Contribution

Arcandor A.G.	-0.74%
SunPower Corp. – Class A	-0.53%
Delta Air Lines, Inc.	-0.32%
UAL Corp.	-0.31%
Continental Airlines, Inc. – Class B	-0.21%

5 Top Performers – Sectors*

		Portfolio Weighting	MSCI All Country World ex-U.S.
	Portfolio Contribution	(Average % of Equity)	IndexSM Weighting

Financials	12.15%	24.87%	22.94%
Consumer Discretionary	11.93%	22.06%	8.71%
Energy	8.92%	16.77%	11.66%
Information Technology	6.94%	17.55%	6.51%
Consumer Staples	1.83%	4.87%	8.76%

5 Bottom Performers – Sectors*

		Portfolio Weighting	MSCI All Country World ex-U.S.
	Portfolio Contribution	(Average % of Equity)	IndexSM Weighting

Utilities	0.34%	0.36%	6.00%
Telecommunication Services	0.44%	1.17%	7.37%
Health Care	0.63%	1.65%	7.33%
Industrials	0.96%	6.89%	10.36%
Materials	1.16%	3.82%	10.37%

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Aspen Series  June 30, 2009  3

Janus Aspen Overseas Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2009

Li & Fung, Ltd. Distribution/Wholesale	5.8%
Reliance Industries, Ltd. Oil Refining and Marketing	5.7%
CapitaLand, Ltd. Real Estate Operating/Development	3.8%
Ford Motor Co. Automotive – Cars and Light Trucks	3.7%
Petroleo Brasileiro S.A. (ADR) Oil Companies – Integrated	3.3%

22.3%

Asset Allocation – (% of Net Assets)
As of June 30, 2009

Emerging markets comprised 25.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2009

As of December 31, 2008

4  Janus Aspen Series  June 30, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2009						Expense Ratios – for the fiscal year ended December 31, 2008
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Overseas Portfolio

Institutional Shares	42.97%	–21.59%	15.39%	8.11%	11.73%	0.69%

Service Shares	42.80%	–21.77%	15.11%	7.70%	11.64%	0.94%

Service II Shares	42.80%	–21.75%	15.14%	7.76%	11.68%	0.94%

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	13.92%	–30.92%	4.48%	2.52%	N/A**

Morgan Stanley Capital International EAFE® Index	7.95%	–31.35%	2.31%	1.18%	3.49%

Lipper Quartile – Institutional Shares	–	1st	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity International Funds	–	10/275	1/193	2/97	1/36

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

Janus Aspen Series  June 30, 2009  5

Janus Aspen Overseas Portfolio (unaudited)

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/ variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Portfolio assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Portfolio owns.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, therefore the Portfolio’s performance, may decline in response to such risks.

Janus Aspen Overseas Portfolio held approximately 9.0% and 14.4%, respectively, of its assets in Brazilian and Indian securities as of June 30, 2009 and the Portfolio may have experienced significant gains or losses due, in part, to its investments in Brazil and India. While holdings are subject to change without notice, the Portfolio’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil and India.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares and Service II Shares for periods prior to December 31, 1999 and December 31, 2001, respectively, are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expense of Service Shares and Service II Shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 1994 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

Effective December 22, 2008, the Portfolio changed its primary benchmark index from the MSCI EAFE® Index to the MSCI All Country World ex-U.S. IndexSM. Janus Capital Management LLC, the Portfolio’s investment adviser, believes that the new primary benchmark index provides a more appropriate representation of the Portfolio’s investments.

As of May 1, 2009, Janus Aspen International Growth Portfolio changed its name and is now Janus Aspen Overseas Portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – May 2, 1994

**	Since inception return is not shown for the index because the index’s inception date, December 31, 1998, differs significantly from the Portfolio’s inception date.

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/09)	(6/30/09)	(1/1/09-6/30/09)†

Actual	$1,000.00	$1,426.48	$4.44

Hypothetical (5% return before expenses)	$1,000.00	$1,021.13	$3.70

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/09)	(6/30/09)	(1/1/09-6/30/09)†

Actual	$1,000.00	$1,424.73	$5.94

Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$4.95

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service II Shares	(1/1/09)	(6/30/09)	(1/1/09-6/30/09)†

Actual	$1,000.00	$1,425.31	$5.95

Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$4.95

†	Expenses are equal to the annualized expense ratio of 0.74% for Institutional Shares, 0.99% for Service Shares and 0.99% for Service II Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6  Janus Aspen Series  June 30, 2009

Janus Aspen Overseas Portfolio

Schedule of Investments (unaudited)

As of June 30, 2009

Shares or Principal Amount		Value

Common Stock – 98.9%
Agricultural Chemicals – 2.7%
504,848	Potash Corporation of Saskatchewan, Inc.	$47,098,597
34,470	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	3,207,434
		50,306,031
Agricultural Operations – 1.7%
46,612,847	Chaoda Modern Agriculture Holdings, Ltd.	27,498,350
4,482,025	China Green Holdings, Ltd.	4,651,325
		32,149,675
Airlines – 3.3%
2,086,980	Continental Airlines, Inc. – Class B*	18,490,643
6,511,595	Delta Air Lines, Inc.*	37,702,135
1,311,165	UAL Corp.*	4,182,616
		60,375,394
Automotive – Cars and Light Trucks – 3.7%
11,200,310	Ford Motor Co.*	67,985,882
Automotive – Truck Parts and Equipment – Original – 0.1%
63,637	Valeo S.A.**	1,174,192
Building – Residential and Commercial – 1.3%
1,573,740	Brascan Residential Properties S.A.	3,429,905
1,438,100	MRV Engenharia e Participacoes S.A.*	19,928,754
		23,358,659
Casino Hotels – 1.3%
4,065,334	Crown, Ltd.	23,683,984
Commercial Banks – 2.3%
7,815,169	Anglo Irish Bank Corp., Ltd.**,o	0
8,216,400	Banco de Oro Unibank, Inc.*	5,365,641
166,780	Banco de Oro Unibank, Inc. (GDR) (144A)	2,178,054
62,656	DANSKE BANK A/S	1,081,675
399,302	Julius Baer Holding A.G.	15,572,351
1,236,547	Punjab National Bank, Ltd.	17,458,602
		41,656,323
Commercial Banks – Non-U.S. – 1.1%
553,560	State Bank of India, Ltd.	20,131,350
Computers – 2.2%
562,280	Research In Motion, Ltd. (U.S. Shares)*	39,949,994
Computers – Other – 0.1%
62,581,453	Amax Entertainment Holdings, Ltd.	1,991,111
Distribution/Wholesale – 5.8%
39,818,970	Li & Fung, Ltd.	106,443,288
Diversified Operations – 1.8%
1,324,985	MAX India, Ltd.*	5,852,447
22,233,465	Melco International Development, Ltd.	12,137,674
253,186	Orascom Development Holding A.G.*	11,410,999
31,969,950	Polytec Asset Holdings, Ltd.	3,375,070
		32,776,190
Electric – Distribution – 0.4%
865,055	Equatorial Energia S.A.	6,954,173
Electronic Components – Semiconductors – 2.7%
25,144,371	ARM Holdings PLC	49,669,543
Electronic Connectors – 2.5%
429,100	Hirose Electric Co., Ltd.	45,628,894
Finance – Investment Bankers/Brokers – 2.5%
1,644,655	Morgan Stanley	46,889,114
Finance – Mortgage Loan Banker – 0.6%
213,827	Housing Development Finance Corp.	10,444,968
Finance – Other Services – 0.8%
3,385,643	IG Group Holdings PLC	15,636,235
Food – Catering – 0.3%
5,684,000	FU JI Food & Catering Services Holdings, Ltd.	4,769,587
Gambling – Non-Hotel – 0.1%
360,800	Great Canadian Gaming Corp.*	1,433,396
Hotels and Motels – 2.0%
4,032,700	Kingdom Hotel Investments (GDR)	12,098,100
16,947,835	Shangri-La Asia, Ltd.	25,344,759
		37,442,859
Insurance Brokers – 0.1%
429,254	Eurodekania, Ltd. – Private Placement (U.S. Shares)°° ,§	969,406
Investment Management and Advisory Services – 0.4%
2,365,300	BlueBay Asset Management PLC	8,240,730
Life and Health Insurance – 0.5%
1,320,091	Prudential PLC	8,981,329
Medical – Biomedical and Genetic – 3.1%
862,530	Celgene Corp.*	41,263,435
298,815	Genzyme Corp.*	16,635,031
		57,898,466
Medical – Drugs – 0.8%
110,672	Roche Holding A.G.	15,060,253
Multi-Line Insurance – 0.9%
1,463,672	Aegon N.V.**	9,001,567
805,120	ING Groep N.V.**	8,102,759
		17,104,326
Oil Companies – Exploration and Production – 2.5%
675,381	Niko Resources, Ltd.	46,461,845
Oil Companies – Integrated – 5.3%
658,915	Hess Corp.	35,416,681
1,502,900	Petroleo Brasileiro S.A. (ADR)	61,588,842
		97,005,523
Oil Field Machinery and Equipment – 0.6%
1,354,596	Wellstream Holdings PLC	11,451,125
Oil Refining and Marketing – 6.5%
2,474,025	Reliance Industries, Ltd.	104,334,809
964,325	Valero Energy Corp.	16,287,449
		120,622,258
Paper and Related Products – 0.9%
1,569,135	Stora Enso Oyj – Class R**	8,279,623
1,002,320	UPM-Kymmene Oyj**	8,734,661
		17,014,284

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2009  7

Janus Aspen Overseas Portfolio

Schedule of Investments (unaudited)

As of June 30, 2009

Shares or Principal Amount		Value

Power Converters and Power Supply Equipment – 1.9%
651,070	SunPower Corp. – Class A*	$17,344,505
999,630	Suntech Power Holdings Co., Ltd. (ADR)*	17,853,392
		35,197,897
Property and Casualty Insurance – 3.2%
3,122,857	Reliance Capital, Ltd.	58,477,067
Real Estate Management/Services – 3.3%
3,670,000	Mitsubishi Estate Co., Ltd.	60,806,503
Real Estate Operating/Development – 13.3%
42,731,286	Ayala Land, Inc.	7,164,424
27,650,505	CapitaLand, Ltd.	70,240,894
24,654,000	China Overseas Land & Investment, Ltd.	57,083,551
5,741,410	Cyrela Brazil Realty S.A.	43,517,731
970,360	Cyrela Commercial Properties S.A. Empreendimentos e Participacoes*	4,259,441
14,133,000	Hang Lung Properties, Ltd.	46,654,744
560,905	PDG Realty S.A. Empreendimentos e Participacoes	6,095,175
518,950	Rodobens Negocios Imobiliarios S.A.	4,741,326
1,472,021	Rossi Residencial S.A.	6,160,970
		245,918,256
Retail – Apparel and Shoe – 2.2%
7,215,300	Esprit Holdings, Ltd.	40,175,500
Retail – Consumer Electronics – 1.4%
453,820	Yamada Denki Co., Ltd.	26,371,504
Retail – Miscellaneous/Diversified – 0.8%
2,460,276	SM Investments Corp.	15,570,144
Semiconductor Components/Integrated Circuits – 0%
1	Taiwan Semiconductor Manufacturing Co., Ltd.	2
Semiconductor Equipment – 1.8%
1,506,905	ASML Holding N.V.**	32,681,692
Sugar – 2.9%
2,202,743	Bajaj Hindusthan, Ltd.	9,352,534
426,300	Bajaj Hindusthan, Ltd. (GDR) (144A)	1,809,803
4,484,380	Balrampur Chini Mills, Ltd.	9,808,787
1,570,503	Cosan S.A. Industria e Comercio*	11,543,100
3,032,876	Cosan, Ltd. – Class A*	15,710,297
1,888,690	Shree Renuka Sugars, Ltd.	5,542,077
		53,766,598
Super-Regional Banks – 0.6%
790,530	Bank of America Corp.	10,434,996
Telecommunication Equipment – Fiber Optics – 1.1%
1,231,890	Corning, Inc.	19,784,153
Telecommunication Services – 2.7%
1,237,231	Amdocs, Ltd. (U.S. Shares)*	26,538,605
3,915,909	Reliance Communications, Ltd.	23,602,562
		50,141,167
Textile-Apparel – 0.2%
15,198,335	Trinity, Ltd. – Private Placement°° ,§	2,961,300
Toys – 1.9%
130,400	Nintendo Co., Ltd.	35,892,207
Transportation – Truck – 0.6%
845,522	DSV A/S	10,502,678
Warehousing and Harbor Transport Services – 0.1%
3,332,466	DP World, Ltd. (U.S. Shares)	1,203,020

Total Common Stock (cost $1,803,553,379)		1,821,545,071

Money Market – 2.0%
37,547,122	Janus Cash Liquidity Fund LLC, 0% (cost $37,547,122)	37,547,122

Total Investments (total cost $1,841,100,501) – 100.9%		1,859,092,193

Liabilities, net of Cash, Receivables and Other Assets – (0.9)%		(15,923,219)

Net Assets – 100%		$1,843,168,974

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$23,683,984	1.3%
Bermuda	194,316,281	10.4%
Brazil	168,219,417	9.0%
Canada	138,151,267	7.4%
Cayman Islands	65,594,498	3.5%
Denmark	11,584,353	0.6%
Finland	17,014,284	0.9%
France	1,174,192	0.1%
Guernsey	26,538,605	1.4%
Hong Kong	118,837,269	6.4%
India	266,815,005	14.4%
Ireland	-	0.0%
Japan	168,699,108	9.1%
Netherlands	49,786,018	2.7%
Philippines	30,278,264	1.6%
Singapore	70,240,894	3.8%
Switzerland	42,043,602	2.3%
Taiwan	2	0.0%
United Arab Emirates	1,203,020	0.1%
United Kingdom	94,948,367	5.1%
United States††	369,963,763	19.9%

Total	$1,859,092,193	100.0%

††	Includes Short-Term Securities (17.9% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S. $	Gain/(Loss)

Euro 7/15/09	10,500,000	$14,728,367	$(343,267)
Euro 8/6/09	5,000,000	7,013,400	(126,350)
Euro 8/20/09	7,900,000	11,080,833	(23,440)

		$32,822,600	$(493,057)

See Notes to Schedule of Investments and Financial Statements.

8  Janus Aspen Series  June 30, 2009

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2009 (unaudited)	Overseas
(all numbers in thousands except net asset value per share)	Portfolio(1)

Assets:
Investments at cost	$1,841,101
Unaffiliated investments at value	$1,821,545
Affiliated money market investments	37,547
Cash denominated in foreign currency	3,777
Receivables:
Investments sold	–
Portfolio shares sold	1,763
Dividends	3,710
Interest	–
Non-interested Trustees’ deferred compensation	45
Other assets	78
Total Assets	1,868,465
Liabilities:
Payables:
Due to custodian	147
Investments purchased	12,853
Portfolio shares repurchased	10,144
Dividends	–
Advisory fees	991
Distribution Fees – Service Shares	213
Distribution Fees – Service II Shares	58
Transfer agent fees and expenses	–
Non-interested Trustees’ fees and expenses	30
Non-interested Trustees’ deferred compensation fees	45
Foreign tax liability	–
Accrued expenses and other payables	322
Forward currency contracts	493
Total Liabilities	25,296
Net Assets	$1,843,169
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$2,054,481
Undistributed net investment income/(loss)*	(2,375)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(226,488)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(2)	17,551
Total Net Assets	$1,843,169
Net Assets – Institutional Shares	$557,906
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	15,238
Net Asset Value Per Share	$36.61
Net Assets – Service Shares	$1,006,859
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	27,978
Net Asset Value Per Share	$35.99
Net Assets – Service II Shares	$278,404
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	7,693
Net Asset Value Per Share	$36.19

*	See Note 5 in Notes to Financial Statements.

(1)	Formerly named Janus Aspen International Growth Portfolio.
(2)	Net of foreign taxes on investments of $994,802

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2009  9

Statement of Operations

Janus Aspen
For the six-month period ended June 30, 2009 (unaudited)	Overseas
(all numbers in thousands)	Portfolio(1)

Investment Income:
Interest	$3
Dividends	15,281
Dividends from affiliates	85
Foreign tax withheld	(995)
Total Investment Income	14,374
Expenses:
Advisory fees	4,807
Audit fees	17
Transfer agent fees and expenses	5
Custodian fees	386
Non-interested Trustees’ fees and expenses	39
Distribution Fees – Service Shares	1,040
Distribution Fees – Service II Shares	278
Other expenses	303
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	6,875
Expense and Fee Offset	–
Net Expenses	6,875
Net Investment Income/(Loss)	7,499
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	(156,061)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	697,698
Net Gain/(Loss) on Investments	541,637
Net Increase/(Decrease) in Net Assets Resulting from Operations	$549,136

(1)	Formerly named Janus Aspen International Growth Portfolio.

See Notes to Financial Statements.

10  Janus Aspen Series  June 30, 2009

Statements of Changes in Net Assets

	Janus Aspen
For the six-month period ended June 30, 2009 (unaudited)	Overseas
and for the fiscal year ended December 31, 2008	Portfolio(1)
(all numbers in thousands)	2009	2008

Operations:
Net investment income/(loss)	$7,499	$27,323
Net realized gain/(loss) from investment and foreign currency transactions	(156,061)	(15,764)
Net realized gain/(loss) from options contracts	–	8,460
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	697,698	(1,552,181)
Net Increase/(Decrease) in Net Assets Resulting from Operations	549,136	(1,532,162)
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(1,822)	(8,908)
Service Shares	(2,718)	(14,079)
Service II Shares	(740)	(4,142)
Net realized gain/(loss) from investment transactions*
Institutional Shares	(15,349)	(116,712)
Service Shares	(28,509)	(203,366)
Service II Shares	(7,738)	(59,910)
Net (Decrease) from Dividends and Distributions	(56,876)	(407,117)
Capital Share Transactions:
Shares sold
Institutional Shares	29,937	72,797
Service Shares	74,118	261,708
Service II Shares	26,926	100,688
Redemption fees
Service II Shares	34	138
Reinvested dividends and distributions
Institutional Shares	17,171	125,620
Service Shares	31,227	217,445
Service II Shares	8,478	64,052
Shares repurchased
Institutional Shares	(40,131)	(186,116)
Service Shares	(128,030)	(230,420)
Service II Shares	(30,130)	(101,447)
Net Increase/(Decrease) from Capital Share Transactions	(10,400)	324,465
Net Increase/(Decrease) in Net Assets	481,860	(1,614,814)
Net Assets:
Beginning of period	1,361,309	2,976,123
End of period	$1,843,169	$1,361,309

Undistributed net investment income/(loss)*	$(2,375)	$(4,594)

*	See Note 5 in Notes to Financial Statements

(1)	Formerly named Janus Aspen International Growth Portfolio.

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2009  11

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period
ended June 30, 2009 (unaudited) and through each	Janus Aspen Overseas Portfolio(1)
fiscal year ended December 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$26.49	$65.36	$51.21	$35.54	$27.19	$23.06
Income from Investment Operations:
Net investment income/(loss)	.18	.76	.50	.56	.41	.30
Net gain/(loss) on investments (both realized and unrealized)	11.10	(30.76)	14.02	15.97	8.30	4.05
Total from Investment Operations	11.28	(30.00)	14.52	16.53	8.71	4.35
Less Distributions:
Dividends (from net investment income)*	(.12)	(.63)	(.37)	(.86)	(.36)	(.22)
Distributions (from capital gains)*	(1.04)	(8.24)	–	–	–	–
Total Distributions	(1.16)	(8.87)	(.37)	(.86)	(.36)	(.22)
Net Asset Value, End of Period	$36.61	$26.49	$65.36	$51.21	$35.54	$27.19
Total Return**	42.65%	(52.04)%	28.41%	46.98%	32.28%	18.99%
Net Assets, End of Period (in thousands)	$557,906	$402,911	$987,570	$844,734	$549,948	$465,055
Average Net Assets for the Period (in thousands)	$453,556	$736,913	$915,608	$691,150	$473,781	$556,677
Ratio of Gross Expenses to Average Net Assets***(2)(3)	0.74%	0.69%	0.70%	0.71%	0.70%	0.69%
Ratio of Net Expenses to Average Net Assets***(3)	0.74%	0.69%	0.70%	0.71%	0.70%	0.68%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.18%	1.31%	0.70%	1.79%	1.05%	1.02%
Portfolio Turnover Rate***	60%	56%	59%	60%	57%	65%

Service Shares

For a share outstanding during the six-month period
ended June 30, 2009 (unaudited) and through each	Janus Aspen Overseas Portfolio(1)
fiscal year ended December 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$26.07	$64.56	$50.62	$35.17	$26.94	$22.89
Income from Investment Operations:
Net investment income/(loss)	.13	.68	.38	.46	.31	.20
Net gain/(loss) on investments (both realized and unrealized)	10.93	(30.36)	13.82	15.79	8.24	4.05
Total from Investment Operations	11.06	(29.68)	14.20	16.25	8.55	4.25
Less Distributions:
Dividends (from net investment income)*	(.10)	(.57)	(.26)	(.80)	(.32)	(.20)
Distributions (from capital gains)*	(1.04)	(8.24)	–	–	–	–
Total Distributions	(1.14)	(8.81)	(.26)	(.80)	(.32)	(.20)
Net Asset Value, End of Period	$35.99	$26.07	$64.56	$50.62	$35.17	$26.94
Total Return**	42.47%	(52.15)%	28.09%	46.66%	31.94%	18.69%
Net Assets, End of Period (in thousands)	$1,006,859	$757,331	$1,549,980	$1,072,922	$635,357	$498,735
Average Net Assets for the Period (in thousands)	$838,942	$1,251,214	$1,326,458	$826,815	$523,662	$457,088
Ratio of Gross Expenses to Average Net Assets***(2)(3)	0.99%	0.94%	0.95%	0.96%	0.95%	0.94%
Ratio of Net Expenses to Average Net Assets***(3)	0.99%	0.94%	0.95%	0.96%	0.95%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.92%	1.10%	0.44%	1.49%	0.78%	0.77%
Portfolio Turnover Rate***	60%	56%	59%	60%	57%	65%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly named Janus Aspen International Growth Portfolio.
(2)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3)	See “Explanation of Charts, Tables, and Financial Statements.”

See Notes to Financial Statements.

12  Janus Aspen Series  June 30, 2009

Service II Shares

For a share outstanding during the six-month period
ended June 30, 2009 (unaudited) and through each	Janus Aspen Overseas Portfolio(1)
fiscal year ended December 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$26.20	$64.83	$50.80	$35.38	$27.11	$23.02
Income from Investment Operations:
Net investment income/(loss)	.14	.67	.38	.49	.30	.20
Net gain/(loss) on investments (both realized and unrealized)	10.99	(30.51)	13.89	15.85	8.31	4.08
Total from Investment Operations	11.13	(29.84)	14.27	16.34	8.61	4.28
Less Distributions and Other:
Dividends (from net investment income)*	(.10)	(.57)	(.26)	(.94)	(.34)	(.20)
Distributions (from capital gains)*	(1.04)	(8.24)	–	–	–	–
Redemption fees	–(2)	.02	.02	.02	–(2)	.01
Total Distributions and Other	(1.14)	(8.79)	(.24)	(.92)	(.34)	(.19)
Net Asset Value, End of Period	$36.19	$26.20	$64.83	$50.80	$35.38	$27.11
Total Return**	42.53%	(52.15)%	28.17%	46.70%	31.97%	18.75%
Net Assets, End of Period (in thousands)	$278,404	$201,067	$438,573	$303,730	$113,120	$72,194
Average Net Assets for the Period (in thousands)	$224,393	$364,379	$363,622	$186,734	$82,746	$63,943
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.99%	0.94%	0.95%	0.96%	0.95%	0.94%
Ratio of Net Expenses to Average Net Assets***(4)	0.99%	0.94%	0.95%	0.95%	0.95%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.91%	1.07%	0.42%	1.26%	0.78%	0.79%
Portfolio Turnover Rate***	60%	56%	59%	60%	57%	65%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly named Janus Aspen International Growth Portfolio.
(2)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.
(3)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(4)	See “Explanation of Charts, Tables, and Financial Statements”

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2009  13

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	Is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Index	Is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.
o	On January 23, 2009 Anglo Irish Bank Corporation PLC was acquired by the Republic of Ireland. The Portfolio’s investment in this issuer, as reflected in the Schedule of Investments, exposes investors to the negative (or positive) performance resulting from this and other events.

°°  Schedule of Fair Valued Securities (as of June 30, 2009)

		Value as a
	Value	% of Net Assets

Janus Aspen Overseas Portfolio(1)
Eurodekania, Ltd. – Private Placement (U.S. Shares)	$969,406	0.1%
Trinity, Ltd. – Private Placement	2,961,300	0.2%

	$3,930,706	0.3%

(1)	Formerly named Janus Aspen International Growth Portfolio.

Securities are valued at “fair value” pursuant to procedures adopted by the Portfolios’ trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

§ Schedule of Restricted and Illiquid Securities (as of June 30, 2009)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Overseas Portfolio(1)
Eurodekania, Ltd.-Private Placement (U.S. Shares)°°	3/8/07	$5,628,245	$969,406	0.1%
Trinity, Ltd.-Private Placement°°	11/14/07	6,995,780	2,961,300	0.2%

		$12,624,025	$3,930,706	0.3%

(1)	Formerly named Janus Aspen International Growth Portfolio.

The Portfolio has registration rights for certain restricted securities held as of June 30, 2009. The issuer incurs all registration costs.

14  Janus Aspen Series  June 30, 2009

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Overseas Portfolio*
Common Stock
Agricultural Chemicals	$3,207,434	$47,098,597	$–
Agricultural Operations	–	32,149,675	–
Automotive – Truck Parts and Equipment – Original	–	1,174,192	–
Building – Residential and Commercial	–	23,358,659	–
Casino Hotels	–	23,683,984	–
Commercial Banks	–	41,656,323	–
Commercial Banks – Non U.S.	–	20,131,350	–
Computers – Other	–	1,991,111	–
Distribution/Wholesale	–	106,443,288	–
Diversified Operations	–	32,776,190	–
Electric – Distribution	–	6,954,173	–
Electronic Components – Semiconductors	–	49,669,543	–
Electronic Connectors	–	45,628,894	–
Finance – Mortgage Loan Banker	–	10,444,968	–
Finance – Other Services	–	15,636,235	–
Food – Catering	–	4,769,587	–
Gambling – Non-Hotel	–	1,433,396	–
Hotels and Motels	–	37,442,859	–
Insurance Brokers	–	–	969,406
Investment Management and Advisory Services	–	8,240,730	–
Life and Health Insurance	–	8,981,329	–
Medical – Drugs	–	15,060,253	–
Multi-Line Insurance	–	17,104,326	–
Oil Companies – Exploration and Production	–	46,461,845	–
Oil Companies – Integrated	35,416,681	61,588,842	–
Oil Field Machinery and Equipment	–	11,451,125	–
Oil Refining and Marketing	16,287,449	104,334,809	–
Paper and Related Products	–	17,014,284	–
Power Converters and Power Supply Equipment	17,344,505	17,853,392	–
Property and Casualty Insurance	–	58,477,067	–
Real Estate Management/Services	–	60,806,503	–
Real Estate Operating/Development	–	245,918,256	–
Retail – Apparel and Shoe	–	40,175,500	–
Retail – Consumer Electronics	–	26,371,504	–
Retail – Miscellaneous/Diversified	–	15,570,144	–
Semiconductor Components/Integrated Circuits	–	2	–
Semiconductor Equipment	–	32,681,692	–
Sugar	15,710,297	38,056,301	–
Telecommunication Services	26,538,605	23,602,562	–
Textile Apparel	–	–	2,961,300
Toys	–	35,892,207	–
Transportation – Truck	–	10,502,678	–
Warehousing and Harbor Transport Services	–	1,203,020	–
All Other	303,318,000		–

Money Market	–	37,547,122	–

Total Investments in Securities	$417,822,971	$1,437,338,516	$3,930,706

Other Financial Instruments(a):
Foreign Currency Contracts, Open	$–	$(493,057)	$–

*	Formerly named Janus Aspen International Growth Portfolio.
(a)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options and swap contracts are reported at their market value at measurement date.

Janus Aspen Series  June 30, 2009  15

Notes to Schedule of Investments (unaudited) (continued)

Level 3 Valuation Reconciliation of Assets (as of the six-month period ended June 30, 2009)

Change in
		Accrued		Unrealized	Net	Transfers In
	Balance as of	Discounts/	Realized	Appreciation/	Purchases/	and/or Out of	Balance as of
	December 31, 2008	Premiums	Gain/(Loss)	(Depreciation)(1)	(Sales)	Level 3	June 30, 2009

Investments in Securities:
Janus Aspen Overseas Portfolio(2)	$4,751,075	$–	$–	$(820,369)	$–	$–	$3,930,706

(1)	Included in “Change in unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee’s deferred compensation” on the Statement of Operations.
(2)	Formerly named Janus Aspen International Growth Portfolio.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates as of June 30, 2009 is noted below.

Portfolio	Aggregate Value

Janus Aspen Overseas Portfolio(1)	$67,974,495

(1)	Formerly named Janus Aspen International Growth Portfolio.

16  Janus Aspen Series  June 30, 2009

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Overseas Portfolio (formerly named Janus Aspen International Growth Portfolio) (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes fourteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less.

Effective December 22, 2008, Janus Aspen Overseas Portfolio reopened to new investors.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are

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Notes to Financial Statements (unaudited) (continued)

allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits such as income tax expense on the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended June 30, 2009, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles, and expands disclosure requirements regarding fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within the fiscal year. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use

18  Janus Aspen Series  June 30, 2009

in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2009 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued FASB staff position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. The Portfolio adopted FSP 157-4 in the current reporting period.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, options contracts, swap contracts, forward contracts, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. OTC derivatives, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The

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Notes to Financial Statements (unaudited) (continued)

Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to foreign currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price.

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in Long-Term Equity Anticipation Securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and

20  Janus Aspen Series  June 30, 2009

(2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to market risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer, is the fair value of the contract. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit

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Notes to Financial Statements (unaudited) (continued)

derivatives markets. A Portfolio investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Disclosures for Derivative Instruments
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Portfolio adopted SFAS No. 161 in the current reporting period.

Fair Value of Derivative Instruments as of June 30, 2009 (unaudited)

Derivatives not accounted for as hedging	Asset Derivatives		Liability Derivatives
instruments under Statement 133	Statement of Assets and Liabilities Locations	Fair Value	Statement of Assets and Liabilities Locations	Fair Value

Foreign Exchange Contracts	Forward currency contracts	–	Forward currency contracts	493,057

Total		$–		$493,057

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2009 (unaudited)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under Statement 133	Futures	Swaps	Options	Forward Currency Contracts	Total

Foreign Exchange Contracts	–	–	–	(176,047)	(176,047)

Total	$–	$–	$–	$(176,047)	$(176,047)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under Statement 133	Futures	Swaps	Options	Forward Currency Contracts	Total

Foreign Exchange Contracts	–	–	–	454,742	454,742

Total	$–	$–	$–	$454,742	$454,742

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is

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important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
Pursuant to an exemptive order received from the Securities and Exchange Commission (“SEC”), the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to

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Notes to Financial Statements (unaudited) (continued)

complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the

24  Janus Aspen Series  June 30, 2009

Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.64%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer and compliance staff of the Trust. Total compensation of $34,156 was paid by the Trust during the six-month period ended June 30, 2009. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2009 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended June 30, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the six-month period ended June 30, 2009.

For the six-month period ended June 30, 2009, Janus Capital assumed $648 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 8. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

A 1.00% redemption fee may be imposed on Service II Shares of the Portfolio held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio’s asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Assets and Liabilities (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Assets and Liabilities (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

Janus Aspen Series  June 30, 2009  25

Notes to Financial Statements (unaudited) (continued)

During the six-month period ended June 30, 2009, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/09

Janus Aspen Overseas Portfolio(1)
Janus Cash Liquidity Fund LLC	$345,020,658	$307,525,536	$52,742	$37,547,122
Janus Institutional Money Market Fund – Institutional Shares	62,389	32,597,464	32,115	–

	$345,083,047	$340,123,000	$84,857	$37,547,122

(1)	Formerly named Janus Aspen International Growth Portfolio.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Overseas Portfolio(1)	$1,853,167,919	$322,423,156	$(316,498,882)	$5,924,274

(1)	Formerly named Janus Aspen International Growth Portfolio.

Net capital loss carryovers as of December 31, 2008 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2008

			Accumulated
Portfolio	December 31, 2009	December 31, 2010	Capital Losses

Janus Aspen Overseas Portfolio(1)(2)	$(133,087)	$(133,087)	$(266,174)

(1)	Formerly named Janus Aspen International Growth Portfolio.
(2)	Capital loss carryover is subject to annual limitations.

During the year ended December 31, 2008, the following capital loss carryovers were utilized by the Portfolio as indicated in the table below.

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Overseas Portfolio(1)	$133,087

(1)	Formerly named Janus Aspen International Growth Portfolio.

26  Janus Aspen Series  June 30, 2009

6.	Capital Share Transactions

For the six-month period ended June 30, 2009 (unaudited) and
the fiscal year ended December 31, 2008	Janus Aspen Overseas Portfolio(1)
(all numbers in thousands)	2009	2008

Transactions in Portfolio Shares – Institutional Shares
Shares sold	929	1,439
Reinvested dividends and distributions	476	2,596
Shares repurchased	(1,377)	(3,934)
Net Increase/(Decrease) in Portfolio Shares	28	101
Shares Outstanding, Beginning of Period	15,210	15,109
Shares Outstanding, End of Period	15,238	15,210
Transactions in Portfolio Shares – Service Shares
Shares sold	2,405	5,920
Reinvested dividends and distributions	880	4,562
Shares repurchased	(4,361)	(5,435)
Net Increase/(Decrease) in Portfolio Shares	(1,076)	5,047
Shares Outstanding, Beginning of Period	29,054	24,007
Shares Outstanding, End of Period	27,978	29,054
Transactions in Portfolio Shares – Service II Shares
Shares sold	848	1,835
Reinvested dividends and distributions	238	1,338
Shares repurchased	(1,066)	(2,265)
Net Increase/(Decrease) in Portfolio Shares	20	908
Shares Outstanding, Beginning of Period	7,673	6,765
Shares Outstanding, End of Period	7,693	7,673

(1)	Formerly named Janus Aspen International Growth Portfolio.

7.	Purchases and Sales of Investment Securities

For the six-month period ended June 30, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Overseas Portfolio(1)	$434,244,090	$437,433,593	$–	$–

(1)	Formerly named Janus Aspen International Growth Portfolio.

8.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v.

Janus Aspen Series  June 30, 2009  27

Notes to Financial Statements (unaudited) (continued)

Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the Court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the Court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. After the parties completed the supplemental briefing in the Marini case, on June 12, 2009, the Court granted judgment in Janus’ favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. However, in July 2009, a Stipulation of Dismissal was filed, which dismissed the case with prejudice. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely’s favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys’ fees, and damage enhancement under the Colorado Wage Act. Upon receipt of the parties’ notice of satisfaction of judgment, in July 2009, the Court ordered the matter dismissed with prejudice. Trial in the Malley matter was scheduled to commence in April 2009 but was subsequently continued at the request of Plaintiff. On August 4, 2009, a Stipulated Motion for Dismissal was filed, which resulted in the Court ordering the matter dismissed with prejudice.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

28  Janus Aspen Series  June 30, 2009

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-877-335-2687 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-877-335-2687 (toll free).

Janus Aspen Series  June 30, 2009  29

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the six-month period ended June 30, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

30  Janus Aspen Series  June 30, 2009

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Portfolio for shares held for 90 days or less by a shareholder. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within

Janus Aspen Series  June 30, 2009  31

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

32  Janus Aspen Series  June 30, 2009

Notes

Janus Aspen Series  June 30, 2009  33

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, go to janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

151 Detroit Street Denver, CO 80206 1-877-335-2687

Portfolio distributed by Janus Distributors LLC (8/09)

C-0709-328	109-24-707 08-09

2009 Semiannual Report
Janus Aspen Series

Janus Aspen Perkins Mid Cap Value Portfolio
(formerly named Janus Aspen Mid Cap Value Portfolio)

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Schedule of Investments	15
Notes to Financial Statements	17
Additional Information	30
Explanations of Charts, Tables and Financial Statements	31

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was June 30, 2009. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2009 to June 30, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative service fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least May 1, 2010. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  June 30, 2009  1

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

Portfolio Snapshot
This Portfolio seeks to uncover what the portfolio managers believe are fundamentally and financially strong mid-sized companies exhibiting favorable risk-reward characteristics.

Managed by Perkins
Investment Management LLC

Performance Overview

During the six months ended June 30, 2009, Janus Aspen Perkins Mid Cap Value Portfolio’s Institutional Shares and Service Shares returned 8.93% and 8.59%, respectively, outperforming the Portfolio’s benchmark, the Russell Midcap® Value Index, which returned 3.19%. The S&P MidCap 400 Index returned 8.47% and the S&P 500® Index returned 3.16% during the same period.

Economic Environment

Equity markets began 2009 sharply lower, hitting the low point for the period in March as worries over the depth and length of the recession and uncertainty over the health of the financial system gave investors a reason to shy away from risk in our view. No region or sector was untouched by the decline, which left some U.S. indices at 12-year lows. Amid signs that the pace of economic decline may be decelerating and that the financial system had averted total meltdown, markets rebounded sharply from mid March through May. In June, the rally paused somewhat as investors digested mixed data on the economy, which included rising unemployment, weak housing and some improvement in manufacturing. The net affects on the markets were slight gains for broad domestic indices over the six-month period. Mid-cap indices significantly outperformed small caps and large caps, which performed similarly. Growth-style indices posted strong gains, while value indices recorded mixed results for the period across the market capitalization spectrum. Commodities generally performed strongly led by copper and crude oil, although natural gas was sharply lower in the period.

Small investments in index put options were maintained during the period for hedging purposes. We believe including this type of investment is consistent with our sensitivity to the need to preserve capital and our objective of continuing to provide steady, above average long-term investment returns on both an absolute and relative basis. (Please see “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.)

Holdings That Contributed to Performance

Materials were among the strongest groups for the portfolio during the first six months of 2009. Specialty chemical producer Lubrizol Corp. outperformed after it provided a better forecast than previously estimated. This has been one of our largest positions as it has proven to be a consistent generator of free cash flow and was selling for a low double-digit price earnings multiple at period end. We also think the company could have earnings growth this year and next. Temple Inland Inc., a paper and corrugated packaging manufacturer, nearly tripled in the period from a depressed level and we used the strength in the shares to reduce our position as the risk/reward became less favorable in our view.

Copper producers, such as Freeport-McMoRan Corp., rallied from oversold levels on news that China’s official manufacturing index rose in February, gaining for the third month in a row, suggesting that the country could be recovering despite the slump in global demand. McDermott International, a construction company specializing in energy, continued to outperform as it recovered from depressed levels in March. We believe the market began to recognize that the stock was trading at a deep discount to its likely liquidation value, giving little credit to the company’s growth potential. We had made significant additions to these stocks near their lows, and reduced our positions in each of them after they had rallied.

Holdings That Detracted from Performance

Financials remained center stage for most of the period. Notable underperformers included insurers Allstate Corp. and Aflac Inc. These stocks were particularly weak on concerns of potential additional capital raises due to continued losses in the industry’s investment portfolios, although Aflac finished the second quarter higher. We continue to focus on what we believe are the higher quality players within this group. While credit conditions have improved we have been favoring those insurers that we think have the liquidity to weather relatively tight credit markets.

Other notable underperformers for the period included regional banks Synovus Financial Corp. and Suntrust Bank. These banks have suffered from the real estate problems in the southeast, but we believe their balance sheets will support their franchises. They are among our smaller holdings in the regional bank group as we believe they do have larger loss problems than some of our other investments, although Synovus had the benefit of a large capital cushion entering the downturn in 2008. We felt the potential for losses was reflected in the period end stock prices of each bank, which were below their tangible book value.

2  Janus Aspen Series  June 30, 2009

(unaudited)

Market Outlook

We were pleasantly surprised as stock markets around the world have enjoyed dramatic rallies from crisis lows. We believed U.S. stocks were undervalued at the March lows, and we stepped up our buying. The subsequent rally has brought prices to what we believe are fair valuations. However, the earnings outlook is uncertain, and we believe is as likely to be disappointing as not. The longer term impact of U.S. Government programs including reregulation is also an imponderable factor. International events, which from our perspective have been relatively benign recently, can be impossible to forecast.

The massive stimulus provided by governments around the world seems to have been successful in averting systemic collapse in our opinion. Financial markets have stabilized and rallied, but remain fragile in our view. We think the banking system is still far from normal and the shadow banking system is largely shutdown. While we believe that we have passed the worst of the crisis, the outlook remains cloudy. At some point, fiscal and monetary policy must begin to reverse course and this will likely inhibit growth. In the meantime, U.S. Government deficits are at unprecedented, worrisome levels. Thus we are maintaining somewhat above normal cash levels, but stand ready to put cash to work once the risk/rewards are more decidedly in our favor as they were earlier this year.

Our stocks appreciated generally in line with the major indexes in the rally and have outperformed year to date. Strong positive market momentum could result in lower quality stocks outperforming and could impact our near term relative performance. We believe that our long-term focus on strong balance sheets, free cash flow and reasonable valuations will lead us to beneficiaries of a winnowing process in a difficult economy. This focus has been central to our relative outperformance over 1, 3, 5, 10-year periods and since inception.

Thank you for your investment in Janus Aspen Perkins Mid Cap Value Portfolio.

Janus Aspen Perkins Mid Cap Value Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Lubrizol Corp.	0.59%
Temple-Inland, Inc.	0.54%
Freeport-McMoRan Copper & Gold, Inc. – Class B	0.53%
Tech Data Corp.	0.53%
McDermott International, Inc. (U.S. Shares)	0.51%

5 Bottom Performers – Holdings

Contribution

Synovus Financial Corp.	-0.58%
Allstate Corp.	-0.48%
AFLAC, Inc.	-0.31%
SunTrust Banks, Inc.	-0.26%
Alcoa, Inc.	-0.26%

5 Top Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Value
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Energy	2.08%	11.20%	5.77%
Information Technology	2.06%	10.52%	7.24%
Materials	1.97%	7.37%	6.41%
Health Care	1.97%	13.39%	5.30%
Consumer Discretionary	1.62%	8.35%	13.71%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Russell Midcap® Value
	Portfolio Contribution	(Average % of Equity)	Index Weighting

Financials	-1.27%	23.60%	28.11%
Telecommunication Services	0.13%	0.93%	1.93%
Utilities	0.25%	4.84%	15.24%
Consumer Staples	0.41%	8.02%	8.97%
Industrials	1.45%	11.78%	7.33%

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Aspen Series  June 30, 2009  3

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2009

Lubrizol Corp. Chemicals – Specialty	1.8%
Invesco, Ltd. (U.S. Shares) Investment Management and Advisory Services	1.5%
Thermo Fisher Scientific, Inc. Instruments – Scientific	1.5%
Plains All American Pipeline L.P. Pipelines	1.4%
Tyco International, Ltd. Diversified Operations	1.4%

7.6%

Asset Allocation – (% of Net Assets)
As of June 30, 2009

Emerging markets comprised 0.6% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2009

As of December 31, 2008

4  Janus Aspen Series  June 30, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2009					Expense Ratios – for the fiscal year ended December 31, 2008
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception	Operating Expenses	Operating Expenses

Janus Aspen Perkins Mid Cap Value Portfolio

Institutional Shares	8.93%	–17.92%	3.27%	9.26%#	1.30%	1.24%(a)

Service Shares	8.59%	–18.17%	2.91%	8.54%*	1.64%	1.59%(b)

Russell Midcap® Value Index	3.19%	–30.52%	–0.43%	5.68%**

Lipper Quartile – Institutional Shares	–	1st	1st	1st

Lipper Quartile – Institutional Shares based on total returns for Variable Annuity Mid-Cap Value Funds	–	4/76	1/52	1/49

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

(a) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. Further information is available in the prospectus and Statement of Additional Information.

See important disclosures on the next page.

Janus Aspen Series  June 30, 2009  5

Janus Aspen Perkins Mid Cap Value Portfolio (unaudited)

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s performance may be affected by risks that include those associated with undervalued or overlooked companies and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio invests in Real Estate Investment Trusts (REITs), which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, and interest rate risks, a decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, the Portfolio may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Portfolio assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Portfolio owns.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 2003 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

As of December 31, 2008, Janus Aspen Mid Cap Value Portfolio changed its name and is now Janus Aspen Perkins Mid Cap Value Portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	Service Shares inception date – December 31, 2002

#	Institutional Shares inception date – May 1, 2003

**	The Russell Midcap Value® Index’s since inception returns are calculated from December 31, 2002.

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/09)	(6/30/09)	(1/1/09-6/30/09)†

Actual	$1,000.00	$1,089.30	$6.42

Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.21

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/09)	(6/30/09)	(1/1/09-6/30/09)†

Actual	$1,000.00	$1,086.90	$8.23

Hypothetical (5% return before expenses)	$1,000.00	$1,016.91	$7.95

†	Expenses are equal to the annualized expense ratio of 1.24% for Institutional Shares and 1.59% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

6  Janus Aspen Series  June 30, 2009

Janus Aspen Perkins Mid Cap Value Portfolio

Schedule of Investments (unaudited)

As of June 30, 2009

Shares/Principal/Contract Amounts		Value

Common Stock – 93.1%
Aerospace and Defense – 0.7%
13,700	Rockwell Collins, Inc.	$571,701
Apparel Manufacturers – 0.7%
10,000	VF Corp.	553,500
Automotive – Truck Parts and Equipment – Original – 1.0%
12,000	BorgWarner, Inc	409,800
20,700	Johnson Controls, Inc.	449,604
		859,404
Beverages – Non-Alcoholic – 0.5%
7,800	PepsiCo, Inc.	428,688
Beverages – Wine and Spirits – 0.3%
5,900	Brown-Forman Corp. – Class B	253,582
Brewery – 0.7%
14,000	Molson Coors Brewing Co. – Class B	592,620
Building – Residential and Commercial – 0.9%
15,600	Centex Corp.	131,976
22,700	KB Home	310,536
37,300	Pulte Homes, Inc.	329,359
		771,871
Building Products – Cement and Aggregate – 0.3%
7,100	Texas Industries, Inc.	222,656
Cable Television – 0.4%
20,200	Comcast Corp. – Class A	292,698
Chemicals – Specialty – 1.8%
31,500	Lubrizol Corp.	1,490,265
Coal – 0.5%
28,300	Arch Coal, Inc.	434,971
Commercial Banks – 2.3%
21,400	BB&T Corp.	470,372
15,500	City National Corp.	570,865
15,100	HSBC Holdings PLC	630,727
75,900	Synovus Financial Corp.	226,941
		1,898,905
Commercial Services – Finance – 0.6%
12,200	Global Payments, Inc.	457,012
Computer Aided Design – 0.3%
14,700	Autodesk, Inc.	279,006
Computer Services – 0.8%
21,400	Perot Systems Corp. – Class A*	306,662
19,000	SRA International, Inc.*	333,640
		640,302
Computers – 0.8%
16,100	Hewlett-Packard Co.	622,265
Computers – Integrated Systems – 1.5%
22,900	Diebold, Inc.	603,644
50,700	NCR Corp.	599,781
		1,203,425
Computers – Memory Devices – 0.9%
58,100	EMC Corp.*	761,110
Consumer Products – Miscellaneous – 0.8%
11,900	Kimberly-Clark Corp.	623,917
Containers – Metal and Glass – 0.9%
16,000	Ball Corp.	722,560
Containers – Paper and Plastic – 0.3%
17,700	Temple-Inland, Inc.	232,224
Cosmetics and Toiletries – 0.8%
13,400	Procter & Gamble Co.	684,740
Data Processing and Management – 0.3%
4,800	Fiserv, Inc.*	219,360
Distribution/Wholesale – 0.8%
19,300	Tech Data Corp.*	631,303
Diversified Operations – 1.4%
43,200	Tyco International, Ltd.	1,122,336
Electric – Integrated – 3.3%
13,800	DPL, Inc.	319,746
11,000	Entergy Corp.	852,720
12,800	FirstEnergy Corp.	496,000
19,700	PPL Corp.	649,312
12,400	Public Service Enterprise Group, Inc.	404,612
		2,722,390
Electric Products – Miscellaneous – 0.6%
15,300	Emerson Electric Co.	495,720
Electronic Components – Miscellaneous – 0.4%
49,600	Vishay Intertechnology, Inc.*	336,784
Electronic Components – Semiconductors – 0.8%
34,000	Intersil Corp. – Class A	427,380
19,000	QLogic Corp.*	240,920
		668,300
Electronic Connectors – 0.7%
20,800	Thomas & Betts Corp.*	600,288
Electronic Measuring Instruments – 0.4%
17,500	Agilent Technologies, Inc.*	355,425
Engineering – Research and Development Services – 2.0%
11,900	Jacobs Engineering Group, Inc.*	500,871
22,600	McDermott International, Inc. (U.S. Shares)*	459,006
13,200	URS Corp.*	653,664
		1,613,541
Entertainment Software – 0.6%
24,000	Electronic Arts, Inc.*	521,280
Fiduciary Banks – 0.3%
4,200	Northern Trust Corp.	225,456
Finance – Investment Bankers/Brokers – 0.6%
29,300	Raymond James Financial, Inc.	504,253
Food – Miscellaneous/Diversified – 3.1%
12,200	General Mills, Inc.	683,444
20,000	Kellogg Co.	931,400
12,900	Kraft Foods, Inc. – Class A	326,886
24,700	Unilever PLC (ADR)	580,450
		2,522,180
Food – Retail – 0.8%
27,800	Kroger Co.	612,990
Footwear and Related Apparel – 0.2%
6,600	Wolverine World Wide, Inc.	145,596
Forestry – 0.7%
18,000	Weyerhaeuser Co.	547,740
Gold Mining – 1.2%
28,200	Goldcorp, Inc. (U.S. Shares)**	979,950

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2009  7

Janus Aspen Perkins Mid Cap Value Portfolio

Schedule of Investments (unaudited)

As of June 30, 2009

Shares/Principal/Contract Amounts		Value

Hotels and Motels – 0.3%
11,000	Starwood Hotels & Resorts Worldwide, Inc.	$244,200
Human Resources – 0.6%
7,000	Manpower, Inc.	296,380
9,200	Robert Half International, Inc.	217,304
		513,684
Industrial Gases – 0.6%
7,800	Air Products & Chemicals, Inc.	503,802
Instruments – Scientific – 2.8%
36,100	PerkinElmer, Inc.	628,140
29,700	Thermo Fisher Scientific, Inc.*	1,210,869
11,100	Varian, Inc.*	437,673
		2,276,682
Insurance Brokers – 2.1%
18,300	AON Corp.	693,021
12,800	Arthur J. Gallagher & Co.	273,152
37,000	Brown & Brown, Inc.	737,410
		1,703,583
Internet Security – 0.6%
31,900	Symantec Corp.*	496,364
Investment Management and Advisory Services – 3.1%
38,900	AllianceBernstein Holding L.P.	781,501
6,800	Franklin Resources, Inc.	489,668
70,100	Invesco, Ltd. (U.S. Shares)	1,249,182
		2,520,351
Life and Health Insurance – 1.2%
10,700	AFLAC, Inc.	332,663
18,000	Lincoln National Corp.	309,780
31,600	Protective Life Corp.	361,504
		1,003,947
Machinery – Farm – 0.7%
14,700	Deere & Co.	587,265
Machinery – General Industrial – 0.4%
13,900	IDEX Corp.	341,523
Medical – Biomedical and Genetic – 1.3%
19,000	Charles River Laboratories International, Inc.*	641,250
10,900	Life Technologies Corp.*	454,748
		1,095,998
Medical – Drugs – 0.8%
13,500	Endo Pharmaceuticals Holdings, Inc.*	241,920
17,600	Forest Laboratories, Inc.*	441,936
		683,856
Medical – HMO – 0.4%
20,000	Health Net, Inc.*	311,000
Medical – Wholesale Drug Distributors – 1.0%
17,700	Cardinal Health, Inc.	540,735
5,900	McKesson Corp.	259,600
		800,335
Medical Instruments – 0.6%
11,500	St. Jude Medical, Inc.*	472,650
Medical Labs and Testing Services – 1.8%
8,300	Covance, Inc.*	408,360
15,700	Laboratory Corp. of America Holdings*	1,064,303
		1,472,663
Medical Products – 2.3%
23,100	Covidien, Ltd.	864,864
13,200	Hospira, Inc.*	508,464
12,500	Zimmer Holdings, Inc.*	532,500
		1,905,828
Metal – Copper – 0.5%
8,600	Freeport-McMoRan Copper & Gold, Inc. – Class B	430,946
Metal Processors and Fabricators – 0.5%
11,400	Kaydon Corp.	371,184
Multi-Line Insurance – 2.4%
41,600	Allstate Corp.	1,015,040
95,200	Old Republic International Corp.	937,720
		1,952,760
Multimedia – 1.0%
10,300	McGraw-Hill Cos., Inc.	310,133
23,900	Viacom, Inc. – Class B*	542,530
		852,663
Networking Products – 0.8%
12,700	Cisco Systems, Inc.*	236,728
18,800	Polycom, Inc.*	381,076
		617,804
Non-Hazardous Waste Disposal – 0.6%
19,200	Republic Services, Inc.	468,672
Oil – Field Services – 0.5%
7,200	Schlumberger, Ltd. (U.S. Shares)	389,592
Oil and Gas Drilling – 0.8%
8,559	Transocean, Ltd.*	635,848
Oil Companies – Exploration and Production – 6.2%
17,400	Anadarko Petroleum Corp.	789,786
13,000	Devon Energy Corp.	708,500
10,200	EnCana Corp. (U.S. Shares)	504,594
19,200	EQT Corp.	670,272
38,300	Forest Oil Corp.*	571,436
14,418	Noble Energy, Inc.	850,230
17,300	SandRidge Energy, Inc.*	147,396
20,200	St. Mary Land & Exploration Co.	421,574
10,000	Ultra Petroleum Corp.*	390,000
		5,053,788
Oil Companies – Integrated – 1.3%
19,100	Hess Corp.	1,026,625
Paper and Related Products – 0.5%
11,500	Rayonier, Inc.	418,025
Pipelines – 2.0%
9,900	Kinder Morgan Energy Partners L.P.	506,088
26,700	Plains All American Pipeline L.P.	1,136,085
		1,642,173
Property and Casualty Insurance – 0.7%
18,100	Mercury General Corp.	605,083
Reinsurance – 2.3%
307	Berkshire Hathaway, Inc. – Class B*	888,989
14,000	Everest Re Group, Ltd.	1,001,980
		1,890,969

See Notes to Schedule of Investments and Financial Statements.

8  Janus Aspen Series  June 30, 2009

Schedule of Investments (unaudited)

As of June 30, 2009

Shares/Principal/Contract Amounts		Value

REIT – Apartments – 1.2%
6,794	Avalonbay Communities, Inc.	$380,056
13,400	BRE Properties, Inc. – Class A	318,384
13,400	Equity Residential	297,882
		996,322
REIT – Diversified – 0.4%
14,900	Potlatch Corp.	361,921
REIT – Health Care – 0.4%
11,300	Ventas, Inc.	337,418
REIT – Hotels – 0.3%
27,700	Host Hotels & Resorts, Inc.	232,403
REIT – Mortgage – 0.6%
30,800	Redwood Trust, Inc.	454,608
REIT – Office Property – 0.3%
9,100	Mack-Cali Realty Corp.	207,480
REIT – Storage – 0.8%
10,300	Public Storage	674,444
REIT – Warehouse/Industrial – 0.4%
19,100	AMB Property Corp.	359,271
Retail – Apparel and Shoe – 0.9%
9,000	Abercrombie & Fitch Co. – Class A	228,510
19,500	American Eagle Outfitters, Inc.	276,315
11,600	Men’s Wearhouse, Inc.	222,488
		727,313
Retail – Automobile – 0.3%
7,000	Copart, Inc.*	242,690
Retail – Drug Store – 1.0%
14,010	CVS Caremark Corp.	446,499
13,300	Walgreen Co.	391,020
		837,519
Retail – Major Department Stores – 0.2%
5,600	TJX Cos., Inc.	176,176
Savings/Loan/Thrifts – 1.8%
18,300	NewAlliance Bancshares, Inc.	210,450
59,800	People’s United Financial, Inc.	899,392
30,800	Washington Federal, Inc.	400,400
		1,510,242
Schools – 0.8%
9,100	Apollo Group, Inc. – Class A	647,192
Semiconductor Components/Integrated Circuits – 0.4%
12,300	Analog Devices, Inc.	304,794
Semiconductor Equipment – 0.8%
57,800	Applied Materials, Inc.	634,066
Super-Regional Banks – 0.7%
6,000	PNC Financial Services Group, Inc.	232,860
21,700	SunTrust Banks, Inc.	356,965
		589,825
Telephone – Integrated – 0.6%
16,000	CenturyTel, Inc.	491,200
Tools – Hand Held – 1.1%
21,800	Snap-On, Inc.	626,532
7,300	Stanley Works	247,032
		873,564
Toys – 0.7%
33,500	Mattel, Inc.	537,675
Transportation – Railroad – 1.4%
36,000	Kansas City Southern*	579,960
11,400	Union Pacific Corp.	593,484
		1,173,444
Wireless Equipment – 0.5%
25,600	Nokia OYJ	373,248
X-Ray Equipment – 0.8%
43,700	Hologic, Inc.*	621,851

Total Common Stock (cost $79,328,673)		76,076,843

Purchased Options – Puts – 0.3%
408	iShares Russell Midcap Value Index Fund expires July 2009 exercise price $13.56	0
408	iShares Russell Midcap Value Index Fund expires July 2009 exercise price $22.60	816
337	iShares Russell Midcap Value Index Fund expires October 2009 exercise price $26.88**	51,898
178	iShares Russell Midcap Value Index Fund expires September 2009 exercise price $28.38**	33,286
324	iShares Russell Midcap Value Index Fund expires November 2009 exercise price $26.35**	52,488
100	MidCap SPDR Trust Series 1 expires August 2009 exercise price $91.30**	14,300
18	Russell Midcap® Value Index expires July 2009 exercise price $318.93	1
18	Russell Midcap® Value Index expires July 2009 exercise price $531.55	459
23	Russell Midcap® Value Index expires July 2009 exercise price $577.50**	2,770
20	Russell Midcap® Value Index expires August 2009 exercise price $505.89**	5,508
18	Russell Midcap® Value Index expires August 2009 exercise price $542.75**	7,529
16	S&P Mid-Cap 400® Index expires July 2009 exercise price $509.60**	1,550
21	S&P Mid-Cap 400® Index expires August 2009 exercise price $279.14**	66
21	S&P Mid-Cap 400® Index expires August 2009 exercise price $465.24**	5,166
16	S&P Mid-Cap 400® Index expires October 2009 exercise price $568.56**	54,538

Total Purchased Options – Puts (premiums paid $1,347,788)		230,375

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2009  9

Janus Aspen Perkins Mid Cap Value Portfolio

Schedule of Investments (unaudited)

As of June 30, 2009

Shares/Principal/Contract Amounts		Value

Repurchase Agreement – 6.8%
$5,566,000	ING Financial Markets LLC, 0.0500% dated 3/30/09, maturing 7/1/09 to be repurchased at $5,566,003 collateralized by $5,033,219 in U.S. Government Agencies 0% – 6.5000%, 2/15/10 – 2/15/39 with a value of $5,677,321 (cost $5,566,000)	$5,566,000

Total Investments (total cost $86,242,461) – 100.2%		81,873,218

Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(141,451)

Net Assets – 100%		$81,731,767

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$2,251,162	2.7%
Canada	1,874,544	2.3%
Finland	373,248	0.5%
Ireland	864,864	1.0%
Netherlands Antilles	389,592	0.5%
Panama	459,006	0.6%
Switzerland	1,758,184	2.1%
United Kingdom	1,211,177	1.5%
United States††	72,691,441	88.8%

Total	$81,873,218	100.0%

††	Includes Short-Term Securities (82.0% excluding Short-Term Securities)

Schedule of Written Options – Puts	Value

iShares Russell Mid-Cap Value Index expires July 2009 280 contracts exercise price $22.64	$(15,680)
iShares Russell Mid-Cap Value Index expires September 2009 89 contracts exercise price $24.97	(5,607)
iShares Russell Mid-Cap Value Index expires November 2009 162 contracts exercise price $22.20	(10,692)
Midcap SPDR Trust Series 1 expires August 2009 50 contracts exercise price $80.34	(2,450)
Russell Mid-Cap Value Index expires July 2009 17 contracts exercise price $484.00	(135)
Russell Mid-Cap Value Index expires August 2009 9 contracts exercise price $465.21	(861)
Russell Mid-Cap Value Index expires August 2009 10 contracts exercise price $423.98	(662)
S&P Mid-Cap 400® Index expires July 2009 9 contracts exercise price $457.60	(199)
S&P Mid-Cap 400® Index expires August 2009 8 contracts exercise price $510.55	(12,908)
S&P Mid-Cap 400® Index expires August 2009 42 contracts exercise price $372.19	(1,286)

Total Written Options – Puts
(Premiums received $374,006)	$(50,480)

See Notes to Schedule of Investments and Financial Statements.

10  Janus Aspen Series  June 30, 2009

Statement of Assets and Liabilities

Janus Aspen
Perkins
Mid Cap
As of June 30, 2009 (unaudited)	Value
(all numbers in thousands except net asset value per share)	Portfolio(1)

Assets:
Investments at cost	$86,242
Investments at value	$81,873
Cash	–
Receivables:
Investments sold	186
Portfolio shares sold	298
Dividends	89
Interest	–
Non-interested Trustees’ deferred compensation	2
Other assets	–
Total Assets	82,448
Liabilities:
Payables:
Options written, at value(2)	50
Investments purchased	188
Portfolio shares repurchased	250
Distributions	3
Advisory fees	46
Printing fees	94
Audit fees	40
Transfer agent fees and expenses	2
Distribution fees – Service Shares	13
Administrative service fees – Service Shares	7
Non-interested Trustees’ fees and expenses	3
Non-interested Trustees’ deferred compensation fees	2
Accrued expenses and other payables	18
Total Liabilities	716
Net Assets	$81,732
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$97,896
Undistributed net investment income/(loss)*	127
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(12,245)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(4,046)
Total Net Assets	$81,732
Net Assets – Institutional Shares	$18,212
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,609
Net Asset Value Per Share	$11.32
Net Assets – Service Shares	$63,520
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,661
Net Asset Value Per Share	$11.22

*	See Note 5 in Notes to Financial Statements.

(1)	Formerly named Janus Aspen Mid Cap Value Portfolio.
(2)	Premiums received of $374,006.

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2009  11

Statement of Operations

Janus Aspen
Perkins
Mid Cap
For the six-month period ended June 30, 2009 (unaudited)	Value
(all numbers in thousands)	Portfolio(1)

Investment Income:
Interest	$5
Dividends	818
Foreign tax withheld	(5)
Total Investment Income	818
Expenses:
Advisory fees	287
Transfer agent expenses	3
Audit fees	46
Non-interested Trustees’ fees and expenses	3
Distribution fees – Service Shares	70
Administrative service fees – Service Shares	28
System fee	32
Printing fees	113
Other expenses	36
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	618
Expense and Fee Offset	–
Net Expenses	618
Less: Excess Expense Reimbursement	(73)
Net Expenses after Expense Reimbursement	545
Net Investment Income/(Loss)	273
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	(8,296)
Net realized gain/(loss) from options contracts	(164)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	14,351
Net Gain/(Loss) on Investments	5,891
Net Increase/(Decrease) in Net Assets Resulting from Operations	$6,164

(1)	Formerly named Janus Aspen Mid Cap Value Portfolio.

See Notes to Financial Statements.

12  Janus Aspen Series  June 30, 2009

Statements of Changes in Net Assets

	Janus Aspen
	Perkins
	Mid
	Cap
For the six-month period ended June 30, 2009 (unaudited)	Value
and for the fiscal year ended December 31, 2008	Portfolio(1)
(all numbers in thousands)	2009	2008

Operations:
Net investment income/(loss)	$273	$483
Net realized gain/(loss) from investment and foreign currency transactions	(8,296)	(3,576)
Net realized gain/(loss) from options contracts	(164)	1,811
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	14,351	(24,576)
Net Increase/(Decrease) in Net Assets Resulting from Operations	6,164	(25,858)
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(48)	(96)
Service Shares	(97)	(282)
Net realized gain/(loss) from investment transactions*
Institutional Shares	(502)	(1,417)
Service Shares	(1,732)	(6,678)
Net (Decrease) from Dividends and Distributions	(2,379)	(8,473)
Capital Share Transactions:
Shares sold
Institutional Shares	6,040	12,571
Service Shares	7,888	27,390
Reinvested dividends and distributions
Institutional Shares	550	1,513
Service Shares	1,829	6,960
Shares repurchased
Institutional Shares	(3,459)	(5,750)
Service Shares	(5,627)	(14,066)
Net Increase/(Decrease) from Capital Share Transactions	7,221	28,618
Net Increase/(Decrease) in Net Assets	11,006	(5,713)
Net Assets:
Beginning of period	70,726	76,439
End of period	$81,732	$70,726

Undistributed net investment income/(loss)*	$127	$(1)

*	See Note 5 in Notes to Financial Statements

(1)	Formerly named Janus Aspen Mid Cap Value Portfolio.

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2009  13

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period
ended June 30, 2009 (unaudited) and through each		Janus Aspen Perkins Mid Cap Value Portfolio(1)
fiscal year ended December 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$10.71	$16.77	$16.64	$15.32	$15.54	$13.61
Income from Investment Operations:
Net investment income/(loss)	.04	.07	.27	.20	.19	.04
Net gain/(loss) on investments (both realized and unrealized)	.92	(4.27)	.99	2.06	1.31	2.39
Total from Investment Operations	.96	(4.20)	1.26	2.26	1.50	2.43
Less Distributions:
Dividends (from net investment income)*	(.03)	(.08)	(.27)	(.20)	(.13)	(.04)
Distributions (from capital gains)*	(.32)	(1.78)	(.86)	(.74)	(1.59)	(.46)
Total Distributions	(.35)	(1.86)	(1.13)	(.94)	(1.72)	(.50)
Net Asset Value, End of Period	$11.32	$10.71	$16.77	$16.64	$15.32	$15.54
Total Return**	8.93%	(27.68)%(2)	7.42%	15.42%	10.43%	18.19%
Net Assets, End of Period (in thousands)	$18,212	$14,221	$12,758	$11,227	$9,922	$10,099
Average Net Assets for the Period (in thousands)	$16,077	$13,956	$13,220	$9,223	$10,160	$8,108
Ratio of Gross Expenses to Average Net Assets***(3)	1.24%	1.24%	0.92%	0.94%	0.87%	1.01%
Ratio of Net Expenses to Average Net Assets***(3)	1.24%	1.24%	0.91%	0.94%	0.86%	1.01%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.02%	0.97%	1.66%	1.45%	1.16%	0.31%
Portfolio Turnover Rate***	90%	100%	83%	89%	74%	92%

Service Shares

For a share outstanding during the six-month period
ended June 30, 2009 (unaudited) and through each		Janus Aspen Perkins Mid Cap Value Portfolio(1)
fiscal year ended December 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$10.63	$16.67	$16.56	$15.26	$15.52	$13.61
Income from Investment Operations:
Net investment income/(loss)	.04	.06	.22	.14	.11	–
Net gain/(loss) on investments (both realized and unrealized)	.89	(4.26)	.97	2.06	1.32	2.37
Total from Investment Operations	.93	(4.20)	1.19	2.20	1.43	2.37
Less Distributions:
Dividends (from net investment income)*	(.02)	(.06)	(.22)	(.16)	(.10)	–
Distributions (from capital gains)*	(.32)	(1.78)	(.86)	(.74)	(1.59)	(.46)
Total Distributions	(.34)	(1.84)	(1.08)	(.90)	(1.69)	(.46)
Net Asset Value, End of Period	$11.22	$10.63	$16.67	$16.56	$15.26	$15.52
Total Return**	8.69%	(27.88)%(2)	7.04%	15.06%	9.93%	17.79%
Net Assets, End of Period (in thousands)	$63,520	$56,505	$63,681	$69,217	$46,394	$31,465
Average Net Assets for the Period (in thousands)	$56,596	$58,398	$68,765	$58,793	$36,590	$25,782
Ratio of Gross Expenses to Average Net Assets***(3)	1.59%	1.59%	1.26%	1.30%	1.22%	1.36%
Ratio of Net Expenses to Average Net Assets***(3)	1.59%	1.59%	1.26%	1.30%	1.22%	1.36%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.68%	0.59%	1.31%	1.08%	0.86%	(0.05)%
Portfolio Turnover Rate***	90%	100%	83%	89%	74%	92%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly named Janus Aspen Mid Cap Value Portfolio.
(2)	Impact on performance due to reimbursement from subadviser was 1.74% and 1.75% for Institutional and Service Shares, respectively. See Note 4.
(3)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

14  Janus Aspen Series  June 30, 2009

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Mid-Cap Value Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

S&P MidCap 400 Index	An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SPDR	Standard & Poor’s Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Perkins Mid Cap Value Portfolio*
Common Stock
Commercial Banks	$1,268,178	$630,727	$–
Wireless Equipment	–	373,248
Food – Miscellaneous/Diversified	1,941,730	580,450
All Other	71,282,510	–	–

Money Market	–	5,566,000	–

Total Investments in Securities	$74,492,418	$7,150,425	$–

Investments in Purchased Options

Purchased Options	$–	$230,375	$–

Other Financial Instruments(a):
Written Options – Puts	$–	$(50,480)	$–

*	Formerly named Janus Aspen Mid Cap Value Portfolio.

(a)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options and swap contracts are reported at their market value at measurement date.

Janus Aspen Series  June 30, 2009  15

Notes to Schedule of Investments (unaudited) (continued)

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates as of June 30, 2009 is noted below.

Portfolio	Aggregate Value

Janus Aspen Perkins Mid Cap Value Portfolio(1)	$404,409

(1)	Formerly named Janus Aspen Mid Cap Value Portfolio.

Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

16  Janus Aspen Series  June 30, 2009

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Perkins Mid Cap Value Portfolio (formerly named Janus Aspen Mid Cap Value Portfolio) (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes fourteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Aspen Series  June 30, 2009  17

Notes to Financial Statements (unaudited) (continued)

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits such as income tax expense on the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended June 30, 2009, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles, and expands disclosure requirements regarding fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within the fiscal year. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

18  Janus Aspen Series  June 30, 2009

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2009 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued FASB staff position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. The Portfolio adopted FSP 157-4 in the current reporting period.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, options contracts, swap contracts, forward contracts, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. OTC derivatives, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Janus Aspen Series  June 30, 2009  19

Notes to Financial Statements (unaudited) (continued)

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to foreign currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price.

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in Long-Term Equity Anticipation Securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic

20  Janus Aspen Series  June 30, 2009

and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The Portfolio recognized realized gains/(losses) from written options contracts during the six-month period ended June 30, 2009 as indicated in the table below:

Portfolio	Gains/(Losses)

Janus Aspen Perkins Mid Cap Value Portfolio(1)	$176,492

(1)	Formerly named Janus Aspen Mid Cap Value Portfolio.

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the six-month period ended June 30, 2009 is indicated in the table below:

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Perkins Mid Cap Value Portfolio(1)
Options outstanding at December 31, 2008	25	$71,448
Options written	2,245	771,843
Options closed	(1,577)	(416,205)
Options expired	(8)	(22,552)
Options exercised	(9)	(30,528)

Options outstanding at June 30, 2009	676	$374,006

(1)	Formerly named Janus Aspen Mid Cap Value Portfolio.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to market risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk

Janus Aspen Series  June 30, 2009  21

Notes to Financial Statements (unaudited) (continued)

from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer, is the fair value of the contract. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A Portfolio investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Disclosures for Derivative Instruments
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Portfolio adopted SFAS No. 161 in the current reporting period.

Fair Value of Derivative Instruments as of June 30, 2009 (unaudited)

Derivatives not accounted for as hedging	Asset Derivatives		Liability Derivatives
instruments under Statement 133	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Options	Options	$230,375	Options	$50,480

Total		$230,375		$50,480

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2009 (unaudited)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under Statement 133	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$(163,929)	$–	$(163,929)

Total	$–	$–	$(163,929)	$–	$(163,929)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under Statement 133	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$(793,887)	$–	$(793,887)

Total	$–	$–	$(793,887)	$–	$(793,887)

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

22  Janus Aspen Series  June 30, 2009

3.	Other Investments and Strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
Pursuant to an exemptive order received from the Securities and Exchange Commission (“SEC”), the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding

Janus Aspen Series  June 30, 2009  23

Notes to Financial Statements (unaudited) (continued)

principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the

24  Janus Aspen Series  June 30, 2009

Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.64%.

Janus Capital has agreed until at least May 1, 2010 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, (including but not limited to, acquired fund fees and expenses) exceed an annual rate of 1.24% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital. Amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

For the Portfolio, the investment advisory fee is determined by calculating a base fee rate and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the previous paragraph. The performance adjustment either increases or decreases the base fee rate depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Perkins Mid Cap Value Portfolio(1)	Russell Midcap® Value Index

(1)	Formerly named Janus Aspen Mid Cap Value Portfolio.

Only the base fee rate applied until February 2007 for the Portfolio, at which time the calculation of the performance adjustment applies as follows:

(Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment)

The investment advisory fee paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 12 months. When the Portfolio’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses.

Janus Aspen Series  June 30, 2009  25

Notes to Financial Statements (unaudited) (continued)

Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of its benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectus and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the six-month period ended June 30, 2009, the Portfolio recorded a positive Performance Adjustment of $56,107.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Portfolio. Janus Capital pays Perkins a fee equal to 50% of the advisory fee payable by the Portfolio to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). Janus Capital owns approximately 78% of Perkins.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Services receives from the Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of the Service Shares of the Portfolio to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer and compliance staff of the Trust. Total compensation of $34,156 was paid by the Trust during the six-month period ended June 30, 2009. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2009 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended June 30, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the six-month period ended June 30, 2009.

For the six-month period ended June 30, 2009, Janus Capital assumed $648 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 9. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Assets and Liabilities (if

26  Janus Aspen Series  June 30, 2009

applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Assets and Liabilities (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Aspen Perkins Mid Cap Value Portfolio(1)	$88,621,228	$5,849,913	$(12,597,923)	$(6,748,010)

(1)	Formerly named Janus Aspen Mid Cap Value Portfolio.

Net capital loss carryovers as of December 31, 2008 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2008

	December 31,	December 31,	Accumulated
Portfolio	2009	2010	Capital Losses

Janus Aspen Perkins Mid Cap Value Portfolio(1)(2)	$(640,042)	$(640,042)	$(1,280,084)

(1)	Capital loss carryover is subject to annual limitations.
(2)	Formerly named Janus Aspen Mid Cap Value Portfolio.

During the year ended December 31, 2008, the following capital loss carryovers were utilized by the Portfolio as indicated in the table below.

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Perkins Mid Cap Value Portfolio(1)	$640,042

(1)	Formerly named Janus Aspen Mid Cap Value Portfolio.

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2009 (unaudited)
and each fiscal year ended December 31

	Institutional Shares						Service Shares
Portfolio	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)

Janus Aspen Perkins Mid Cap Value Portfolio(2)	1.43%	1.30%	0.92%	0.94%	0.87%	1.01%	1.80%	1.64%	1.26%	1.30%	1.22%	1.36%

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(2)	Formerly named Janus Aspen Mid Cap Value Portfolio.

Janus Aspen Series  June 30, 2009  27

Notes to Financial Statements (unaudited) (continued)

7.	Capital Share Transactions

For the six-month period ended June 30, 2009 (unaudited) and the fiscal year ended December 31, 2008	Janus Aspen Perkins Mid Cap Value Portfolio(1)
(all numbers in thousands)	2009	2008

Transactions in Portfolio Shares – Institutional Shares
Shares sold	571	848
Reinvested dividends and distributions	49	107
Shares repurchased	(338)	(389)
Net Increase/(Decrease) in Portfolio Shares	282	566
Shares Outstanding, Beginning of Period	1,327	761
Shares Outstanding, End of Period	1,609	1,327
Transactions in Portfolio Shares – Service Shares
Shares sold	733	2,037
Reinvested dividends and distributions	163	496
Shares repurchased	(550)	(1,037)
Net Increase/(Decrease) in Portfolio Shares	346	1,496
Shares Outstanding, Beginning of Period	5,315	3,819
Shares Outstanding, End of Period	5,661	5,315
(1) Formerly named Janus Aspen Mid Cap Value Portfolio.

8.	Purchases and Sales of Investment Securities

For the six-month period ended June 30, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Perkins Mid Cap Value Portfolio(1)	$34,985,002	$29,388,421	$–	$–

(1)	Formerly named Janus Aspen Mid Cap Value Portfolio.

9.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH

28  Janus Aspen Series  June 30, 2009

Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the Court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the Court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. After the parties completed the supplemental briefing in the Marini case, on June 12, 2009, the Court granted judgment in Janus’ favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. However, in July 2009, a Stipulation of Dismissal was filed, which dismissed the case with prejudice. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely’s favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys’ fees, and damage enhancement under the Colorado Wage Act. Upon receipt of the parties’ notice of satisfaction of judgment, in July 2009, the Court ordered the matter dismissed with prejudice. Trial in the Malley matter was scheduled to commence in April 2009 but was subsequently continued at the request of Plaintiff. On August 4, 2009, a Stipulated Motion for Dismissal was filed, which resulted in the Court ordering the matter dismissed with prejudice.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series  June 30, 2009  29

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-877-335-2687 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-877-335-2687 (toll free).

30  Janus Aspen Series  June 30, 2009

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the six-month period ended June 30, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

Janus Aspen Series  June 30, 2009  31

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the

32  Janus Aspen Series  June 30, 2009

extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series  June 30, 2009  33

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, go to janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

151 Detroit Street Denver, CO 80206 1-877-335-2687

Portfolio distributed by Janus Distributors LLC (8/09)

C-0709-338	109-24-719 08-09

2009 Semiannual Report
Janus Aspen Series

Janus Aspen Research Core Portfolio
(formerly named Janus Aspen Fundamental Equity Portfolio)

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Schedule of Investments	13
Notes to Financial Statements	15
Additional Information	27
Explanations of Charts, Tables and Financial Statements	28

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was June 30, 2009. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2009 to June 30, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least May 1, 2010. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  June 30, 2009  1

Janus Aspen Research Core Portfolio (unaudited)

Portfolio Snapshot
The conservative growth Portfolio relies on the Janus Research Team to drive its fundamental approach to investing in core holdings and opportunistic companies.

Team Based Approach
Led by Jim Goff
Director of Research

Performance Overview

For the six-month period ended June 30, 2009, Janus Aspen Research Core Portfolio’s Institutional Shares and Service Shares returned 10.63% and 10.51%, respectively. The Portfolio outperformed its primary benchmark, the S&P 500® Index, which returned 3.16%. The secondary benchmark, the Russell 1000® Growth Index, returned 11.53%.

Economic Environment

Equity markets began 2009 sharply lower, hitting the low point for the period in March as worries over the depth and length of the recession and uncertainty over the health of the financial system gave investors a reason to shy away from risk. No region or sector was untouched by the decline, which left some U.S. indices at 12-year lows. Signs that the economy may be stabilizing and that the financial crisis may be in the past, provided fuel for a sharp rebound during April and May. In June, the rally paused somewhat as investors digested mixed data on the economy, which included rising unemployment, weak housing and some improvement in manufacturing. The net effects on the markets were slight gains for broad domestic indices over the six-month period. Mid-cap indices significantly outperformed small caps and large caps, which performed similarly. Growth-style indices posted strong gains, while value indices recorded losses for the period across the market capitalization spectrum. Commodities generally performed strongly led by copper and crude oil, although natural gas was sharply lower in the period.

Portfolio Comments

We employ an unconstrained fundamental bottom-up research approach that we believe provides the best opportunity for generating Portfolio outperformance over the long term. We foster an entrepreneurial culture that encourages our analysts to “go anywhere” to find the most compelling investment ideas and marry that with a disciplined approach to valuation. We take a sector neutral approach in managing the Portfolio so that stock selection becomes the primary driver of relative results. During the quarter, the Portfolio’s outperformance was largely driven by our holdings within the financials, energy and technology sectors. Our holdings in healthcare detracted from performance.

Contributors to performance

Global power company AES Corporation reported a strong quarter and maintained its guidance for the year, which helped the share price. In addition, the company has taken steps to bolster liquidity the past few months and continues to pay down debt. We consider the company’s debt maturity schedule as very manageable and believe the company will be a strong free-cash-flow generator. Anheuser-Busch InBev, the world’s largest brewer, continued its upward momentum amid strong results highlighted by good progress on integration and cost savings in our opinion. Beer volume in Brazil held up better than most expected, a recent concern, and the company continued to deleverage its balance sheet. We remain attracted to the company’s free-cash-flow generation potential and the progress the company has made towards disposing non-performing assets. We also think the company’s vertical integration and direct distribution could lead to margin improvements and better returns on capital longer term.

Goldman Sachs, an investment bank, rebounded off depressed levels from the fourth quarter, as investors viewed it as among the survivors of the financial crisis. We believe Goldman Sachs is poised to capture market share in the U.S. and gain pricing power as major competitors have either merged into banks or gone bankrupt.

Detractors from performance

Property and casualty (P&C) insurer Chubb Corp. was modestly lower during the period similar to other P&C companies, as more economically sensitive financials rallied strongly. We view Chubb as a strong franchise business serving high-net-worth clients. We think the company also boasts a strong balance sheet and could benefit as industry pricing improves. Microsoft Corp. finished lower, hurt in January by a disappointing earnings report. While the software giant was relatively inexpensive given its comparatively high free cash flow yield, we exited our position in the company in favor of what we believe to be better risk/reward opportunities elsewhere.

McDonald’s Corp. was another position we sold during the period. We think McDonald’s offers good value to consumers in a soft economic environment and that the company has good long-term growth prospects internationally with the potential for high returns on capital. Our decision to sell

2  Janus Aspen Series  June 30, 2009

(unaudited)

the position centered on allocating capital to more discretionary retail names that had sold off considerably. The Gap, Best Buy Co. and Kohl’s Corporation were examples of retailers we added during the period. We like Best Buy as it is continuing to take market share while improving margins, something we think will lead to improving returns on capital.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Outlook

Markets and economies have stabilized somewhat through the end of June in our opinion. Markets were no longer discounting a collapse in the financial system at period end. While we are encouraged by this, we are not looking for a sharp economic recovery. We continue to favor companies that offer attractive risk/reward profiles in our view. We believe that the Janus research process, which combines the views of our fixed income and equity analyst teams, will help lead us to these opportunities.

Thank you for your investment in Janus Aspen Research Core Portfolio.

Janus Aspen Research Core Portfolio At A Glance

5 Top Performers – Holdings

Contribution

AES Corp.	1.35%
Anheuser-Busch InBev N.V.	1.04%
Goldman Sachs Group, Inc.	0.97%
Petroleo Brasileiro S.A. (ADR)	0.84%
Crown Castle International Corp.	0.79%

5 Bottom Performers – Holdings

Contribution

Chubb Corp.	-0.44%
McDonald’s Corp.	-0.42%
Microsoft Corp.	-0.41%
United Parcel Service, Inc. – Class B	-0.32%
Wal-Mart Stores, Inc.	-0.29%

4 Top Performers – Sectors*

		Portfolio Weighting
	Portfolio Contribution	(Average % of Equity)	S&P 500® Index Weighting

Technology	3.85%	15.23%	15.47%
Energy	3.32%	17.66%	17.54%
Financials	2.09%	12.16%	12.02%
Communications	1.91%	8.72%	8.35%

3 Bottom Performers – Sectors*

		Portfolio Weighting
	Portfolio Contribution	(Average % of Equity)	S&P 500® Index Weighting

Health Care	-0.07%	15.49%	15.72%
Consumer	0.41%	16.45%	16.68%
Industrials	0.60%	14.29%	14.22%

*	The sectors listed above represent those covered by the seven analyst teams who comprise the Janus Research Team.

Janus Aspen Series  June 30, 2009  3

Janus Aspen Research Core Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2009

JPMorgan Chase & Co. Finance – Investment Bankers/Brokers	3.9%
AES Corp. Electric – Generation	3.3%
NRG Energy, Inc. Independent Power Producer	3.3%
Illinois Tool Works, Inc. Diversified Operations	3.1%
Hess Corp. Oil Companies – Integrated	3.0%

16.6%

Asset Allocation – (% of Net Assets)
As of June 30, 2009

Emerging markets comprised 2.6% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2009

As of December 31, 2008

4  Janus Aspen Series  June 30, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2009						Expense Ratios – for the fiscal year ended December 31, 2008
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Research Core Portfolio

Institutional Shares	10.63%	–27.18%	–0.38%	–0.14%	7.22%	1.98%	1.20%(a)

Service Shares	10.51%	–27.37%	–0.63%	–0.26%	7.06%	2.29%	1.45%(b)

S&P 500® Index	3.16%	–26.21%	–2.24%	–2.22%	2.92%

Russell 1000® Growth Index	11.53%	–24.50%	–1.83%	–4.18%	1.64%

Lipper Quartile – Institutional Shares	–	3rd	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Large-Cap Core Funds	–	149/230	27/182	14/87	1/55

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

(a) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Portfolio’s total annual fund operating expenses (excluding the distribution and shareholder servicing fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2010. The expense waiver shown reflects the application of such limit. Total returns shown include fee waivers, if any, and without such waivers, total returns would have been lower.

See important disclosures on the next page.

Janus Aspen Series  June 30, 2009  5

Janus Aspen Research Core Portfolio (unaudited)

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. Contractual waivers agreed to by Janus Capital, where applicable, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

The Portfolio may invest in derivatives which can be highly volatile and involve additional risks than those held by the underlying Portfolio assets. Such risks include gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Portfolio owns.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 1997 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

As of May 1, 2009, Janus Aspen Fundamental Equity Portfolio changed its name and is now Janus Aspen Research Core Portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – May 1, 1997

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/09)	(6/30/09)	(1/1/09-6/30/09)†

Actual	$1,000.00	$1,106.30	$6.27

Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	$6.01

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/09)	(6/30/09)	(1/1/09-6/30/09)†

Actual	$1,000.00	$1,104.00	$7.56

Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25

†	Expenses are equal to the annualized expense ratio of 1.20% for Institutional Shares and 1.45% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

6  Janus Aspen Series  June 30, 2009

Janus Aspen Research Core Portfolio

Schedule of Investments (unaudited)

As of June 30, 2009

Shares or Principal Amount		Value

Common Stock – 99.1%
Advertising Sales – 1.1%
5,360	Lamar Advertising Co. – Class A*	$81,847
Aerospace and Defense – 1.4%
2,175	Northrop Grumman Corp.	99,354
Aerospace and Defense – Equipment – 1.8%
2,490	United Technologies Corp.	129,380
Agricultural Chemicals – 0.5%
395	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	36,755
Athletic Footwear – 1.1%
1,595	NIKE, Inc. – Class B	82,589
Brewery – 2.5%
5,003	Anheuser-Busch InBev N.V**	181,102
2,736	Anheuser-Busch InBev N.V. – VVPR Strip*,**	12
		181,114
Building – Residential and Commercial – 1.2%
175	NVR, Inc.*	87,918
Cable Television – 1.0%
9,806	British Sky Broadcasting Group PLC**	73,554
Cellular Telecommunications – 0.4%
15,971	Vodafone Group PLC**	30,868
Commercial Banks – 1.3%
7,621	Barclays PLC**	35,492
1,965	ICICI Bank, Ltd. (ADR)	57,968
		93,460
Computers – 1.6%
798	Apple, Inc.*	113,659
Consumer Products – Miscellaneous – 2.0%
2,720	Kimberly-Clark Corp.	142,610
Containers – Metal and Glass – 1.1%
1,230	Crown Holdings, Inc.*	29,692
1,830	Owens-Illinois, Inc.*	51,259
		80,951
Cosmetics and Toiletries – 1.9%
1,990	Colgate-Palmolive Co.	140,773
Diversified Operations – 3.9%
1,015	Danaher Corp.	62,666
5,905	Illinois Tool Works, Inc.	220,493
		283,159
E-Commerce/Services – 0.5%
1,940	eBay, Inc.*	33,232
Electric – Generation – 3.3%
20,560	AES Corp.*	238,702
Electronic Components – Miscellaneous – 0.8%
3,225	Tyco Electronics, Ltd.**	59,953
Engineering – Research and Development Services – 0.9%
4,234	ABB, Ltd.**	66,661
Enterprise Software/Services – 2.2%
7,450	Oracle Corp.	159,579
Fiduciary Banks – 0.6%
780	Northern Trust Corp.	41,870
Finance – Investment Bankers/Brokers – 6.1%
780	Goldman Sachs Group, Inc.	115,002
8,250	JPMorgan Chase & Co.	281,407
1,625	Morgan Stanley	46,329
		442,738
Finance – Other Services – 0.8%
185	CME Group, Inc.	57,555
Independent Power Producer – 3.3%
9,130	NRG Energy, Inc.*	237,015
Internet Security – 0.9%
4,355	Symantec Corp.*	67,764
Life and Health Insurance – 0.4%
4,517	Prudential PLC**	30,732
Medical – Biomedical and Genetic – 3.0%
955	Celgene Corp.*	45,687
1,015	Genzyme Corp.*	56,505
2,505	Gilead Sciences, Inc.*	117,334
		219,526
Medical – Drugs – 5.8%
4,355	Abbott Laboratories	204,858
4,565	Merck & Co., Inc.	127,637
633	Roche Holding A.G.**	86,139
		418,634
Medical Products – 4.4%
1,610	Baxter International, Inc.	85,266
5,125	Covidien, Ltd.**	191,880
1,035	Hospira, Inc.*	39,868
		317,014
Multimedia – 1.6%
13,070	News Corp. – Class A	119,068
Networking Products – 3.0%
11,525	Cisco Systems, Inc.*	214,826
Oil – Field Services – 1.2%
1,565	Schlumberger, Ltd. (U.S. Shares)	84,682
Oil Companies – Exploration and Production – 3.8%
1,655	Devon Energy Corp.	90,198
2,830	Occidental Petroleum Corp.	186,242
		276,440
Oil Companies – Integrated – 4.8%
4,030	Hess Corp.	216,612
3,155	Petroleo Brasileiro S.A. (ADR)	129,292
		345,904
Oil Field Machinery and Equipment – 0.7%
1,865	Cameron International Corp.*	52,780
Property and Casualty Insurance – 1.9%
3,380	Chubb Corp.	134,794
Real Estate Operating/Development – 0.6%
17,000	CapitaLand, Ltd.	43,185
Retail – Apparel and Shoe – 2.2%
2,582	Gap, Inc.	42,345
1,835	Inditex S.A.**	88,176
1,345	Nordstrom, Inc.	26,752
		157,273

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2009  7

Janus Aspen Research Core Portfolio

Schedule of Investments (unaudited)

As of June 30, 2009

Shares or Principal Amount		Value

Retail – Consumer Electronics – 0.6%
1,255	Best Buy Co., Inc.	$42,030
Retail – Drug Store – 1.7%
3,785	CVS Caremark Corporation	120,628
Retail – Regional Department Stores – 0.8%
1,305	Kohl’s Corp.*	55,789
Semiconductor Equipment – 2.1%
6,030	KLA-Tencor Corp.	152,258
Soap and Cleaning Preparations – 2.9%
4,558	Reckitt Benckiser Group PLC**	207,702
Super-Regional Banks – 1.9%
10,280	Bank of America Corp.	135,696
Telecommunication Equipment – Fiber Optics – 1.5%
6,690	Corning, Inc.	107,441
Telecommunication Services – 0.5%
1,775	Amdocs, Ltd. (U.S. Shares)*	38,074
Tobacco – 1.2%
5,210	Altria Group, Inc.	85,392
Toys – 0.8%
200	Nintendo Co., Ltd.**	55,049
Transportation – Services – 2.8%
3,980	United Parcel Service, Inc. – Class B	198,960
Web Portals/Internet Service Providers – 1.6%
190	Google, Inc. – Class A*	80,102
2,380	Yahoo!, Inc.*	37,271
		117,373
Wireless Equipment – 5.1%
6,550	Crown Castle International Corp.*	157,331
4,690	QUALCOMM, Inc.	211,988
		369,319

Total Common Stock (cost $8,009,110)		7,163,629

Money Market – 1.2%
83,221	Janus Cash Liquidity Fund LLC, 0% (cost $83,221)	83,221

Total Investments (total cost $8,092,331) – 100.3%		7,246,850

Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(19,251)

Net Assets – 100%		$7,227,599

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$181,114	2.5%
Brazil	129,292	1.8%
Canada	36,755	0.5%
Guernsey	38,074	0.5%
India	57,967	0.8%
Ireland	191,880	2.7%
Japan	55,049	0.8%
Netherlands Antilles	84,682	1.2%
Singapore	43,185	0.6%
Spain	88,176	1.2%
Switzerland	212,752	2.9%
United Kingdom	378,348	5.2%
United States††	5,749,576	79.3%

Total	$7,246,850	100.0%

††	Includes Short-Term Securities (78.2% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S. $	Gain/(Loss)

British Pound 7/15/09	40,000	$65,799	$(4,779)
British Pound 8/6/09	34,000	55,928	(550)
British Pound 8/20/09	6,000	9,869	(67)
Euro 7/15/09	11,000	15,430	(425)
Euro 8/6/09	86,000	120,630	(2,173)
Japanese Yen 7/15/09	1,500,000	15,576	(51)
Japanese Yen 8/20/09	1,300,000	13,505	110
Swiss Franc 8/6/09	115,000	105,916	(719)

		$402,653	$(8,654)

See Notes to Schedule of Investments and Financial Statements.

8  Janus Aspen Series  June 30, 2009

Statement of Assets and Liabilities

Janus Aspen
Research
As of June 30, 2009 (unaudited)	Core
(all numbers in thousands except net asset value per share)	Portfolio(1)

Assets:
Investments at cost	$8,092
Unaffiliated investments at value	$7,164
Affiliated money market investments	83
Cash	1
Cash denominated in foreign currency(2)	1
Receivables:
Investments sold	214
Portfolio shares sold	1
Dividends	19
Non-interested Trustees’ deferred compensation	–
Due from adviser	9
Other assets	3
Forward currency contracts	–
Total Assets	7,495
Liabilities:
Payables:
Investments purchased	199
Portfolio shares repurchased	8
Advisory fees	3
Transfer agent fees and expenses	2
Distribution fees – Service Shares	–
Non-interested Trustees’ fees and expenses	3
Non-interested Trustees’ deferred compensation fees	–
Accrued expenses and other payables	43
Forward currency contracts	9
Total Liabilities	267
Net Assets	$7,228
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$12,236
Undistributed net investment income/(loss)*	10
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(4,164)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(854)
Total Net Assets	$7,228
Net Assets – Institutional Shares	$5,302
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	465
Net Asset Value Per Share	$11.39
Net Assets – Service Shares	$1,926
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	169
Net Asset Value Per Share	$11.41

*	See Note 5 in Notes to Financial Statements.

(1)	Formerly named Janus Aspen Fundamental Equity Portfolio.
(2)	Includes cost of $527.

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2009  9

Statement of Operations

Janus Aspen
Research
For the six-month period ended June 30, 2009 (unaudited)	Core
(all numbers in thousands)	Portfolio(1)

Investment Income:
Interest	$–
Dividends	56
Dividends from affiliates	–
Foreign tax withheld	(2)
Total Investment Income	54
Expenses:
Advisory fees	19
Transfer agent fees and expenses	3
Registration fees	9
Custodian fees	13
Audit fees	17
Non-interested Trustees’ fees and expenses	3
Distribution fees – Service Shares	2
System fees	23
Printing expenses	6
Other expenses	12
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	107
Expense and Fee Offset	–
Net Expenses	107
Less: Excess Expense Reimbursement	(66)
Net Expenses after Expense Reimbursement	41
Net Investment Income/(Loss)	13
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	(1,048)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,703
Net Gain/(Loss) on Investments	655
Net Increase/(Decrease) in Net Assets Resulting from Operations	$668

(1)	Formerly named Janus Aspen Fundamental Equity Portfolio.

See Notes to Financial Statements.

10  Janus Aspen Series  June 30, 2009

Statements of Changes in Net Assets

	Janus Aspen
	Research
For the six-month period ended June 30, 2009 (unaudited)	Core
and for the fiscal year ended December 31, 2008	Portfolio(1)
(all numbers in thousands)	2009	2008

Operations:
Net investment income/(loss)	$13	$60
Net realized gain/(loss) from investment and foreign currency transactions	(1,048)	(3,071)
Net realized gain/(loss) from swap contracts	–	(12)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	1,703	(3,043)
Net Increase/(Decrease) in Net Assets Resulting from Operations	668	(6,066)
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(2)	(24)
Service Shares	(1)	(5)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	(3,033)
Service Shares	–	(693)
Return of Capital
Institutional Shares	–	(22)
Service Shares	–	(4)
Net Decrease from Dividends and Distributions	(3)	(3,781)
Capital Share Transactions:
Shares sold
Institutional Shares	258	1,652
Service Shares	328	1,108
Reinvested dividends and distributions
Institutional Shares	2	3,078
Service Shares	1	702
Shares repurchased
Institutional Shares	(555)	(3,814)
Service Shares	(234)	(775)
Net Increase/(Decrease) from Capital Share Transactions	(200)	1,951
Net Increase/(Decrease) in Net Assets	465	(7,896)
Net Assets:
Beginning of period	6,763	14,659
End of period	$7,228	$6,763

Undistributed net investment income/(loss)*	$10	$–

*	See Note 5 in Notes to Financial Statements

(1)	Formerly named Janus Aspen Fundamental Equity Portfolio.

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2009  11

Financial Highlights

Institutional Shares

For a share outstanding during
the six-month period ended June 30, 2009 (unaudited)	Janus Aspen Research Core Portfolio(1)
and through each fiscal year ended December 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$10.30	$25.77	$23.40	$21.31	$18.44	$16.27
Income from Investment Operations:
Net investment income/(loss)	.03	.10	.08	.04	.02	.03
Net gain/(loss) on investments (both realized and unrealized)	1.07	(8.61)	2.50	2.09	2.87	2.16
Total from Investment Operations	1.10	(8.51)	2.58	2.13	2.89	2.19
Less Distributions and Other:
Dividends (from net investment income)*	(.01)	(.06)	(.06)	(.04)	(.02)	(.02)
Distributions (from capital gains)*	–	(6.86)	(.15)	–	–	–
Return of Capital	N/A	(.04)	N/A	N/A	N/A	N/A
Total Distributions and Other	(.01)	(6.96)	(.21)	(.04)	(.02)	(.02)
Net Asset Value, End of Period	$11.39	$10.30	$25.77	$23.40	$21.31	$18.44
Total Return**	10.63%	(42.17)%	11.02%	9.99%	15.68%	13.44%
Net Assets, End of Period (in thousands)	$5,302	$5,103	$12,198	$13,331	$12,798	$10,414
Average Net Assets for the Period (in thousands)	$4,889	$9,364	$12,754	$13,447	$11,057	$10,039
Ratio of Gross Expenses to Average Net Assets***(2)	1.20%	1.20%	1.20%	1.20%	1.21%	1.23%
Ratio of Net Expenses to Average Net Assets***(2)	1.20%	1.20%	1.20%	1.20%	1.20%	1.23%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.46%	0.57%	0.27%	0.15%	0.06%	0.14%
Portfolio Turnover Rate***	74%	129%	124%	51%	62%	65%

Service Shares

For a share outstanding during
the six-month period ended June 30, 2009 (unaudited)	Janus Aspen Research Core Portfolio(1)
and through each fiscal year ended December 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$10.34	$25.86	$23.50	$21.44	$18.59	$16.42
Income from Investment Operations:
Net investment income/(loss)	.01	.08	.02	(.01)	–	(.01)
Net gain/(loss) on investments (both realized and unrealized)	1.07	(8.66)	2.51	2.09	2.85	2.18
Total from Investment Operations	1.08	(8.58)	2.53	2.08	2.85	2.17
Less Distributions and Other:
Dividends (from net investment income)*	(.01)	(.05)	(.02)	(.02)	–	–
Distributions (from capital gains)*	–	(6.86)	(.15)	–	–	–
Return of Capital	N/A	(.03)	N/A	N/A	N/A	N/A
Total Distributions and Other	(.01)	(6.94)	(.17)	(.02)	–	–
Net Asset Value, End of Period	$11.41	$10.34	$25.86	$23.50	$21.44	$18.59
Total Return**	10.40%	(42.29)%	10.79%	9.69%	15.35%	13.22%
Net Assets, End of Period (in thousands)	$1,926	$1,660	$2,461	$1,834	$1,049	$379
Average Net Assets for the Period (in thousands)	$1,659	$2,064	$2,209	$1,825	$667	$290
Ratio of Gross Expenses to Average Net Assets***(2)	1.45%	1.45%	1.45%	1.45%	1.46%	1.48%
Ratio of Net Expenses to Average Net Assets***(2)	1.45%	1.45%	1.45%	1.45%	1.45%	1.48%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.21%	0.32%	0.04%	(0.12)%	(0.21)%	(0.09)%
Portfolio Turnover Rate***	74%	129%	124%	51%	62%	65%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly named Janus Aspen Fundamental Equity Portfolio.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

12  Janus Aspen Series  June 30, 2009

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Strip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Research Core Portfolio*
Common Stock
Brewery	$–	$181,114	$–
Cable Television	–	73,554	–
Cellular Telecommunications	–	30,868	–
Commercial Banks	–	93,460	–
Engineering – Research and
Development Services	–	66,661	–
Life and Health Insurance	–	30,732	–
Medical – Drugs	332,495	86,139	–
Oil Companies – Integrated	216,612	129,292	–
Real Estate Operating/Development	–	43,185	–
Retail – Apparel and Shoe	69,097	88,176	–
Soap and Cleaning Preparations	–	207,702	–
Toys	–	55,049	–
All Other	5,459,493	–	–

Money Market	–	83,221	–

Total Investments in Securities	$6,077,697	$1,169,153	$–

Other Financial Instruments(a):
Forward Currency Contracts, Open	$–	$(8,654)	$–

*	Formerly named Janus Aspen Fundamental Equity Portfolio.

(a)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options and swap contracts are reported at their market value at measurement date.

Janus Aspen Series  June 30, 2009  13

Notes to Schedule of Investments (unaudited) (continued)

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements and/or securities with extended settlement dates as of June 30, 2009 is noted below.

Portfolio	Aggregate Value

Janus Aspen Research Core Portfolio(1)	$1,107,319

(1)	Formerly named Janus Aspen Fundamental Equity Portfolio.

14  Janus Aspen Series  June 30, 2009

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Research Core Portfolio (formerly named Janus Aspen Fundamental Equity Portfolio) (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes fourteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Aspen Series  June 30, 2009  15

Notes to Financial Statements (unaudited) (continued)

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits such as income tax expense on the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended June 30, 2009, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles, and expands disclosure requirements regarding fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within the fiscal year. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

16  Janus Aspen Series  June 30, 2009

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2009 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued FASB staff position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. The Portfolio adopted FSP 157-4 in the current reporting period.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, options contracts, swap contracts, forward contracts, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. OTC derivatives, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Janus Aspen Series  June 30, 2009  17

Notes to Financial Statements (unaudited) (continued)

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to foreign currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price.

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in Long-Term Equity Anticipation Securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic

18  Janus Aspen Series  June 30, 2009

and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The Portfolio recognized realized gains/(losses) from written options contracts during the six-month period ended June 30, 2009 as indicated in the table below:

Portfolio	Gain

Janus Aspen Research Core Portfolio(1)	$321

(1)	Formerly named Janus Aspen Fundamental Equity Portfolio.

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the six-month period ended June 30, 2009 is indicated in the table below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Aspen Research Core Portfolio(1)
Options outstanding at December 31, 2008	–	$–
Options written	3	321
Options closed	–	–
Options expired	–	–
Options exercised	(3)	(321)

Options outstanding at June 30, 2009	–	$–

(1)	Formerly named Janus Aspen Fundamental Equity Portfolio.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to market risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk

Janus Aspen Series  June 30, 2009  19

Notes to Financial Statements (unaudited) (continued)

from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer, is the fair value of the contract. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets. A Portfolio investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Disclosures for Derivative Instruments
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Portfolio adopted SFAS No. 161 in the current reporting period.

Fair Value of Derivative Instruments as of June 30, 2009 (unaudited)

Derivatives not accounted for as hedging	Asset Derivatives		Liability Derivatives
instruments under Statement 133	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign Exchange Contracts	Forward currency contracts	$110	Forward currency contracts	$8,764

Total		$110		$8,764

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2009 (unaudited)

Amount of Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under Statement 133	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$321	$–	$321

Foreign Exchange Contracts	–	–	–	(23,581)	(23,581)

Total	$–	$–	$321	$(23,581)	$(23,260)

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under Statement 133	Futures	Swaps	Options	Forward Currency Contracts	Total

Equity Contracts	$–	$–	$–	$–	$–

Foreign Exchange Contracts	–	–	–	8,818	8,818

Total	$–	$–	$–	$8,818	$8,818

Please see the Portfolio’s Statement of Operations for the Portfolio’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statement of Operations are indicative of the Portfolio’s volume throughout the period.

20  Janus Aspen Series  June 30, 2009

3.	Other Investments and Strategies

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
Pursuant to an exemptive order received from the Securities and Exchange Commission (“SEC”), the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources

Janus Aspen Series  June 30, 2009  21

Notes to Financial Statements (unaudited) (continued)

totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the

22  Janus Aspen Series  June 30, 2009

Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.60%.

Janus Capital has agreed until at least May 1, 2010 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, exceed an annual rate of 1.20% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital. Amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer and compliance staff of the Trust. Total compensation of $34,156 was paid by the Trust during the six-month period ended June 30, 2009. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2009 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended June 30, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the six-month period ended June 30, 2009.

For the six-month period ended June 30, 2009, Janus Capital assumed $648 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 9. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

Janus Aspen Series  June 30, 2009  23

Notes to Financial Statements (unaudited) (continued)

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Assets and Liabilities (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Assets and Liabilities (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

During the six-month period ended June 30, 2009, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/09

Janus Aspen Research Core Portfolio(1)
Janus Cash Liquidity Fund LLC	$1,486,221	$1,404,000	$242	$83,221

(1)	Formerly named Janus Aspen Fundamental Equity Portfolio.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Aspen Research Core Portfolio(1)	$8,243,006	$444,337	$(1,440,493)	$(996,156)

(1)	Formerly named Janus Aspen Fundamental Equity Portfolio.

Net capital loss carryovers as of December 31, 2008 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2008

December 31,
Portfolio	2016

Janus Aspen Research Core Portfolio(1)	$(1,549,281)

(1)	Formerly named Janus Aspen Fundamental Equity Portfolio.

24  Janus Aspen Series  June 30, 2009

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2009 (unaudited)
and each fiscal year ended December 31

	Institutional Shares						Service Shares
Portfolio	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)	2009(1)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)

Janus Aspen Research Core Portfolio(2)	3.24%	1.98%	1.48%	1.73%	1.44%	1.52%	3.47%	2.29%	1.73%	2.00%	1.73%	1.76%

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(2)	Formerly named Janus Aspen Fundamental Equity Portfolio.

7.	Capital Share Transactions

For the six-month period ended June 30, 2009 (unaudited) and
the fiscal year ended December 31, 2008	Janus Aspen Research Core Portfolio(1)
(all numbers in thousands)	2009	2008

Transactions in Portfolio Shares – Institutional Shares
Shares sold	26	80
Reinvested dividends and distributions	–	197
Shares repurchased	(56)	(255)
Net Increase/(Decrease) in Portfolio Shares	(30)	22
Shares Outstanding, Beginning of Period	495	473
Shares Outstanding, End of Period	465	495
Transactions in Portfolio Shares – Service Shares
Shares sold	32	63
Reinvested dividends and distributions	–	45
Shares repurchased	(24)	(42)
Net Increase/(Decrease) in Portfolio Shares	8	66
Shares Outstanding, Beginning of Period	161	95
Shares Outstanding, End of Period	169	161

(1)	Formerly named Janus Aspen Fundamental Equity Portfolio.

8.	Purchases and Sales of Investment Securities

For the six-month period ended June 30, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Research Core Portfolio(1)	$2,358,785	$2,384,939	$–	$–

(1)	Formerly named Janus Aspen Fundamental Equity Portfolio.

9.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including

Janus Aspen Series  June 30, 2009  25

Notes to Financial Statements (unaudited) (continued)

ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the Court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the Court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. After the parties completed the supplemental briefing in the Marini case, on June 12, 2009, the Court granted judgment in Janus’ favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. However, in July 2009, a Stipulation of Dismissal was filed, which dismissed the case with prejudice. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely’s favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys’ fees, and damage enhancement under the Colorado Wage Act. Upon receipt of the parties’ notice of satisfaction of judgment, in July 2009, the Court ordered the matter dismissed with prejudice. Trial in the Malley matter was scheduled to commence in April 2009 but was subsequently continued at the request of Plaintiff. On August 4, 2009, a Stipulated Motion for Dismissal was filed, which resulted in the Court ordering the matter dismissed with prejudice.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

26  Janus Aspen Series  June 30, 2009

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-877-335-2687 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-877-335-2687 (toll free).

Janus Aspen Series  June 30, 2009  27

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the six-month period ended June 30, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

28  Janus Aspen Series  June 30, 2009

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the

Janus Aspen Series  June 30, 2009  29

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

30  Janus Aspen Series  June 30, 2009

Notes

Janus Aspen Series  June 30, 2009  31

Notes

32  Janus Aspen Series  June 30, 2009

Notes

Janus Aspen Series  June 30, 2009  33

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, go to janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

151 Detroit Street Denver, CO 80206 1-877-335-2687

Portfolio distributed by Janus Distributors LLC (8/09)

C-0709-338	109-24-711 08-09

2009 Semiannual Report
Janus Aspen Series

Janus Aspen Worldwide Portfolio
(formerly named Janus Aspen Worldwide Growth Portfolio)

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Schedule of Investments	14
Notes to Financial Statements	15
Additional Information	28
Explanations of Charts, Tables and Financial Statements	31

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was June 30, 2009. As the investing environment changes, so could the manager’s opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2009 to June 30, 2009.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  June 30, 2009  1

Janus Aspen Worldwide Portfolio (unaudited)

Portfolio Snapshot
This global Portfolio offers geographic diversification in a single portfolio.

Laurent Saltiel
portfolio manager

Performance Overview

Janus Aspen Worldwide Portfolio’s Institutional Shares, Service Shares and Service II Shares returned 14.02%, 13.90% and 13.86%, respectively, over the six-month period ended June 30, 2009, outperforming its benchmark, the Morgan Stanley Capital International (MSCI) World IndexSM, which returned 6.35% during the period.

Saltiel Selected as New Portfolio Manager

Laurent Saltiel, who has served as a portfolio manager at Janus since November of 2006 and as an analyst at the firm since September of 2002, was named as portfolio manager of Janus Aspen Worldwide Portfolio effective April 13, 2009. He succeeded Jason Yee, who left the firm. Joining Laurent in managing the Portfolio are analysts Julian McManus and Tony Yao, who were appointed as assistant portfolio managers. The Portfolio will employ a global core growth style that should be well aligned with the fundamental research produced by the seven Janus global sector teams. The strategy seeks to invest in companies with strong and sustainable competitive advantages, high or improving returns on capital and attractive long-term growth prospects. The Portfolio will focus on investment ideas where our research may deliver superior risk-adjusted performance over the long-term. Mr. Saltiel expects to increase the number of holdings. In addition, many of the Portfolio’s historically large sector and country differences from the index will likely be minimized in an effort to make stock selection the primary driver of excess returns.

Economic Overview

Equity markets began 2009 sharply lower bringing some indices to multi-year lows. Global markets rebounded with exceptionally solid gains in emerging markets. India and China were among the strongest performing emerging markets, while Asia was the strongest performing region. Europe and the U.S. posted slight gains. Commodities generally performed strongly led by copper and crude oil, although natural gas was sharply lower in the period. The Dollar Index finished the period lower, as both the British pound was significantly stronger while the euro had slight gains relative to the dollar. The yen traded lower against the dollar during the period.

Contributors to Performance

Holdings and overweight in information technology were the largest contributors to performance on a sector basis followed by our holdings in financials and an overweight in consumer discretionary. On a country basis, holdings and an overweight in the U.S. were the largest contributors followed by holdings in India and the U.K.

The largest contributor to performance during the period was Research In Motion, a Canada-based mobile device maker that posted strong gains after selling off during the first quarter despite reporting impressive sales growth. We believe the company is early in its growth cycle with low penetration in many countries. We also feel the company’s strong position in smart phones will continue to deliver growth, as smart phones become a larger percentage of the overall cell phone market.

Housing Development Finance, the largest private mortgage lender in India, rose significantly during the period following a strong election mandate for the Congress Party, which is expected to implement reforms favorable to financial firms. We also feel the market has begun to realize that previous concerns over the company’s access to funding were unfounded. We consider the company to be well managed with strong distribution. It also continued to gain market share from government-run banks, which we feel do not offer as good of customer service.

Amazon.com, the online retailer, reported significant revenue growth in the most recent quarter and was diversifying into cloud computing by offering their vast number of servers and computing power to other businesses. We took advantage of the stock’s strength to exit our position.

Detractors from Performance

Holdings in materials and an overweight in healthcare were the largest detractors on a sector basis. On a country basis, an underweight in Australia and holdings in Switzerland and Denmark were the most significant detractors.

UnitedHealth Group, the largest U.S. managed care provider, declined over fears that the U.S. Administration’s budget would negatively impact its profitability. We decided to exit our position.

Yamada Denki, the dominate consumer electronics retailer in Japan, continued to be impacted by reduced consumer spending and a weak economy in Japan. While we feel Yamada Denki has strengthened its position by buying

2  Janus Aspen Series  June 30, 2009

(unaudited)

competitors and using its market share strength to gain better terms from its suppliers, we opted to exit our position in favor of what we believe were better risk-reward opportunities.

SLM Corp. (Sallie Mae), the student lender, fell sharply in late February following the release of the Administration’s new budget that proposed an end to student loan subsidies, possibly making the government the only lender in the space. While the budget still has to be passed by Congress, we believe this could represent a major setback for private lending in the student loan market. Therefore, we decided to exit our position.

Outlook

Economic fundamentals remain weak around the world, but there have been a number of signs that we are starting the recovery process. Perhaps later this year we may see positive growth at least in the U.S. and possibly in Europe. Our view is that conditions will improve but at a slow rate, since this has not been a typical economic downturn. We expect a weak recovery and weak growth based on our belief that much of the growth that occurred in the U.S. over the past decade was driven by excessive consumer spending and excessive borrowing by both consumers and financial institutions. Credit has tightened and consumers and businesses alike are reducing debt, which is a negative in terms of growth and will likely be a headwind for the U.S. and Europe. The overall portfolio theme has been one of caution amid this global recession. We are concentrating on companies that we believe have either modest economic sensitivity or are in areas where we see some economic growth potential. We are also seeking to take advantage of what we believe to be attractive valuations.

Thank you for your investment in Janus Aspen Worldwide Portfolio.

Janus Aspen Worldwide Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Research In Motion, Ltd. (U.S. Shares)	1.24%
Housing Development Finance Corp.	0.74%
Amazon.com, Inc.	0.72%
Goldman Sachs Group, Inc.	0.69%
IG Group Holdings PLC	0.68%

5 Bottom Performers – Holdings

Contribution

UnitedHealth Group, Inc.	-1.00%
Yamada Denki Company, Ltd.	-0.81%
SLM Corp.	-0.52%
Willis Group Holdings, Ltd.	-0.51%
Berkshire Hathaway, Inc. – Class B	-0.44%

5 Top Performers – Sectors*

		Portfolio Weighting	Morgan Stanley Capital International
	Portfolio Contribution	(Average % of Equity)	World IndexSM Weighting

Information Technology	4.75%	19.65%	11.38%
Financials	2.57%	20.36%	17.64%
Consumer Staples	2.34%	7.99%	10.86%
Industrials	1.55%	7.04%	10.53%
Energy	1.17%	2.88%	12.06%

5 Bottom Performers – Sectors*

		Portfolio Weighting	Morgan Stanley Capital International
	Portfolio Contribution	(Average % of Equity)	World IndexSM Weighting

Utilities	0.13%	0.14%	5.32%
Telecommunication Services	0.27%	0.71%	4.98%
Materials	0.68%	7.95%	6.43%
Consumer Discretionary	0.76%	18.93%	9.31%
Health Care	0.96%	14.35%	11.49%

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Aspen Series  June 30, 2009  3

Janus Aspen Worldwide Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2009

Monsanto Co. Agricultural Chemicals	2.9%
Colgate-Palmolive Co. Cosmetics and Toiletries	2.9%
Esprit Holdings, Ltd. Retail – Apparel and Shoe	2.6%
Berkshire Hathaway, Inc. – Class B Reinsurance	2.6%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares) Agricultural Chemicals	2.5%

13.5%

Asset Allocation – (% of Net Assets)
As of June 30, 2009

Emerging markets comprised 10.8% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2009

As of December 31, 2008

4  Janus Aspen Series  June 30, 2009

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2009						Expense Ratios – for the fiscal year ended December 31, 2008
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Worldwide Portfolio

Institutional Shares	14.02%	–23.24%	–1.29%	–2.22%	6.79%	0.53%

Service Shares	13.90%	–23.44%	–1.54%	–2.51%	6.50%	0.78%

Service II Shares	13.86%	–23.44%	–1.54%	–2.51%	6.50%	0.75%

Morgan Stanley Capital International World IndexSM	6.35%	–29.50%	0.03%	–0.84%	4.74%

Lipper Quartile – Institutional Shares	–	2nd	4th	4th	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Global Funds	–	36/125	60/73	31/35	3/11

Visit janus.com/variable-insurance to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS(52687) or visit janus.com/variable-insurance for performance current to the most recent month-end.

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2008. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. Further information is available in the Prospectus and Statement of Additional Information.

See important disclosures on the next page.

Janus Aspen Series  June 30, 2009  5

Janus Aspen Worldwide Portfolio (unaudited)

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or janus.com/variable-insurance for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, therefore the Portfolio’s performance, may decline in response to such risks.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Returns shown for Service Shares and Service II Shares for periods prior to December 31, 1999 and December 31, 2001, respectively, are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expense of Service Shares and Service II Shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

The Portfolio’s holdings may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See Notes to Schedule of Investments for index definitions.

As of May 1, 2009, Janus Aspen Worldwide Growth Portfolio changed its name and is now Janus Aspen Worldwide Portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/09)	(6/30/09)	(1/1/09-6/30/09)†

Actual	$1,000.00	$1,140.20	$3.08

Hypothetical (5% return before expenses)	$1,000.00	$1,021.92	$2.91

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/09)	(6/30/09)	(1/1/09-6/30/09)†

Actual	$1,000.00	$1,139.00	$4.45

Hypothetical (5% return before expenses)	$1,000.00	$1,020.63	$4.21

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service II Shares	(1/1/09)	(6/30/09)	(1/1/09-6/30/09)†

Actual	$1,000.00	$1,139.20	$4.24

Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01

†	Expenses are equal to the annualized expense ratio of 0.58% for Institutional Shares, 0.84% for Service Shares and 0.80% for Service II Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6  Janus Aspen Series  June 30, 2009

Janus Aspen Worldwide Portfolio

Schedule of Investments (unaudited)

As of June 30, 2009

Shares or Principal Amount		Value

Common Stock – 98.4%
Aerospace and Defense – Equipment – 1.2%
161,188	United Technologies Corp.	$8,375,328
Agricultural Chemicals – 8.4%
264,232	Monsanto Co.	19,643,006
350,842	Mosaic Co.	15,542,301
182,849	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	17,014,099
1,327,000	Taiwan Fertilizer Co., Ltd.*	3,922,004
		56,121,410
Agricultural Operations – 1.9%
12,254,810	Chaoda Modern Agriculture Holdings, Ltd.	7,229,489
5,121,000	China Green Holdings, Ltd.	5,314,436
		12,543,925
Brewery – 0.9%
167,152	Anheuser-Busch InBev N.V	6,050,690
Building – Residential and Commercial – 1.0%
232,500	Desarrolladora Homex S.A. (ADR)*	6,484,425
Cable Television – 1.3%
11,301	Jupiter Telecommunications Co., Ltd.	8,569,241
Chemicals – Diversified – 1.8%
556,867	Israel Chemicals, Ltd.	5,484,062
118,368	K+S A.G.	6,695,464
		12,179,526
Chemicals – Specialty – 1.3%
8,954,230	Huabao International Holdings, Ltd.	8,654,065
Commercial Services – 2.0%
1,610,361	Aggreko PLC	13,747,619
Commercial Services – Finance – 0.9%
720,925	CIA Brasileira de Meios de Pagamento*	6,200,279
Computers – 3.4%
106,183	Apple, Inc.*	15,123,644
109,131	Research In Motion, Ltd. (U.S. Shares)*	7,753,758
		22,877,402
Consulting Services – 1.7%
239,262	Bereau Veritas S.A.	11,800,853
Cosmetics and Toiletries – 2.9%
269,200	Colgate-Palmolive Co.	19,043,208
47,721	Colgate Palmolive India, Ltd.*	602,638
		19,645,846
Distribution/Wholesale – 2.6%
666,000	Li & Fung, Ltd.	1,787,504
5,903,450	Li & Fung, Ltd.	15,780,987
		17,568,491
Diversified Operations – 0.7%
1,617,065	China Merchants Holdings International Co., Ltd.	4,649,341
Electric – Distribution – 0.5%
431,735	Equatorial Energia S.A.	3,470,716
Electronic Connectors – 0.9%
189,100	Amphenol Corp. – Class A	5,983,124
Enterprise Software/Services – 4.0%
384,201	Autonomy Corp. PLC	9,102,441
298,175	Aveva Group PLC	3,521,838
492,330	Oracle Corp.	10,545,709
216,870	Temenos Group A.G.*	3,703,526
		26,873,514
Finance – Investment Bankers/Brokers – 1.8%
82,431	Goldman Sachs Group, Inc.	12,153,627
Finance – Mortgage Loan Banker – 1.5%
211,501	Housing Development Finance Corp.	10,331,348
Finance – Other Services – 3.5%
567,640	BM&F Bovespa S.A.*	3,413,025
32,005	CME Group, Inc.	9,957,076
2,250,533	IG Group Holdings PLC	10,393,849
		23,763,950
Food – Dairy Products – 0.2%
33,135	Nestle India, Ltd.	1,383,486
Food – Retail – 0.4%
491,480	Tesco PLC*	2,864,315
Food – Wholesale/Distribution – 0.3%
1,438,375	Olam International, Ltd.	2,405,510
Gold Mining – 1.1%
172,026	Newmont Mining Corp.	7,030,703
Hotels and Motels – 0.5%
2,160,000	Shangri-La Asia, Ltd.	3,230,187
Human Resources – 1.6%
912,482	Capita Group PLC	10,756,213
Investment Companies – 1.2%
1,780,985	Man Group PLC	8,173,505
Medical – Biomedical and Genetic – 6.3%
40,810	Alexion Pharmaceuticals, Inc.	1,678,107
354,578	Celgene Corp.*	16,963,012
59,620	Genzyme Corp.*	3,319,045
270,458	Gilead Sciences, Inc.*	12,668,253
206,350	Vertex Pharmaceuticals, Inc.*	7,354,314
		41,982,731
Medical – Drugs – 4.5%
134,220	Abbott Laboratories	6,313,709
200,040	Novartis A.G.	8,129,189
168,946	Novo Nordisk A/S	9,183,858
44,903	Roche Holding A.G.	6,110,403
		29,737,159
Medical – Generic Drugs – 1.0%
129,770	Teva Pharmaceutical S.P. (ADR)	6,402,852
Medical Instruments – 1.5%
21,630	Intuitive Surgical, Inc.*	3,539,966
150,061	St. Jude Medical, Inc.*	6,167,507
		9,707,473
Medical Products – 3.4%
170,223	Baxter International, Inc.	9,015,010
79,394	Cochlear, Ltd.	3,687,018
60,235	Johnson & Johnson	3,421,348
160,826	Stryker Corp.	6,391,225
		22,514,601

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2009  7

Janus Aspen Worldwide Portfolio

Schedule of Investments (unaudited)

As of June 30, 2009

Shares or Principal Amount		Value

Oil – Field Services – 2.3%
485,822	Petrofac, Ltd.	$5,366,452
179,565	Schlumberger, Ltd. (U.S. Shares)	9,716,262
		15,082,714
Oil and Gas Drilling – 0.5%
43,660	Transocean, Ltd.*	3,243,501
Oil Companies – Integrated – 0.8%
115,855	Petroleo Brasileiro S.A.	3,864,923
39,455	Petroleo Brasileiro S.A. (ADR)	1,616,866
		5,481,789
Oil Field Machinery and Equipment – 2.2%
253,295	Dresser-Rand Group, Inc.*	6,611,000
946,122	Wellstream Holdings PLC	7,998,075
		14,609,075
Optical Supplies – 1.2%
68,044	Alcon, Inc. (U.S. Shares)	7,901,269
Pipelines – 0.8%
114,940	Kinder Morgan Management LLC*	5,191,840
Printing – Commercial – 1.6%
244,630	VistaPrint, Ltd.*	10,433,470
Real Estate Management/Services – 1.4%
126,270	Daito Trust Construction Co., Ltd.	5,928,007
209,000	Mitsubishi Estate Co., Ltd.	3,462,823
		9,390,830
Real Estate Operating/Development – 0.6%
1,173,565	Hang Lung Properties, Ltd.	3,874,080
Reinsurance – 2.6%
5,888	Berkshire Hathaway, Inc. – Class B*	17,050,058
Retail – Apparel and Shoe – 3.8%
3,136,300	Esprit Holdings, Ltd.	17,463,227
73,820	Inditex S.A.	3,547,224
1,786,000	Ports Design, Ltd.	4,175,992
		25,186,443
Retail – Restaurants – 0.1%
1,548,000	Ajisen China Holdings, Ltd.	986,704
Schools – 2.3%
349,700	Anhanguera Educacional Participacoes S.A.*	3,177,144
339,640	Estacio Participacoes S.A.*	3,137,752
22,746,075	Raffles Education Corp., Ltd.	8,582,928
		14,897,824
Semiconductor Equipment – 0.3%
101,432	ASML Holding N.V.	2,199,853
Soap and Cleaning Preparations – 0.9%
128,069	Reckitt Benckiser Group PLC	5,835,944
Telecommunication Services – 0.5%
197,012	Bharti Tele-Ventures, Ltd.*	3,291,452
Tobacco – 6.5%
295,621	British American Tobacco PLC	8,165,693
1,544,909	ITC Ltd.	6,147,975
3,102	Japan Tobacco, Inc.	9,670,303
371,774	Philip Morris International, Inc.	16,216,782
119,900	Souza Cruz S.A.	3,416,097
		43,616,850
Transportation – Services – 0.3%
51,255	Expeditors International of Washington, Inc.	1,708,842
Transportation – Truck – 1.8%
992,252	DSV A/S	12,325,289
Vitamins and Nutrition Products – 0.1%
18,060	Herbalife, Ltd.	569,612
Wireless Equipment – 1.6%
450,973	Crown Castle International Corp.	10,832,371

Total Common Stock (cost $595,568,256)		657,943,265

Money Market – 2.9%
19,183,000	Janus Cash Liquidity Fund LLC, 0% (cost $19,183,000)	19,183,000

Total Investments (total cost $614,751,256) – 101.3%		677,126,265

Liabilities, net of Cash, Receivables and Other Assets – (1.3)%		(8,920,180)

Net Assets – 100%		$668,206,085

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$3,687,018	0.5%
Belgium	6,050,690	0.9%
Bermuda	66,839,867	9.9%
Brazil	28,296,802	4.2%
Canada	24,767,857	3.7%
Cayman Islands	8,785,806	1.3%
Denmark	21,509,147	3.2%
France	11,800,853	1.7%
Germany	6,695,464	1.0%
Hong Kong	8,523,421	1.2%
India	21,756,899	3.2%
Israel	11,886,914	1.8%
Japan	27,630,374	4.1%
Jersey	5,366,452	0.8%
Mexico	6,484,425	1.0%
Netherlands	2,199,853	0.3%
Netherlands Antilles	9,716,262	1.4%
Singapore	10,988,438	1.6%
Spain	3,547,224	0.5%
Switzerland	29,087,888	4.3%
Taiwan	3,922,004	0.6%
United Kingdom	80,559,493	11.9%
United States††	277,023,114	40.9%

Total	$677,126,265	100.0%

††	Includes Short-Term Securities (38.1% excluding Short-Term Securities)

See Notes to Schedule of Investments and Financial Statements.

8  Janus Aspen Series  June 30, 2009

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2009 (unaudited)	Worldwide
(all numbers in thousands except net asset value per share)	Portfolio(1)

Assets:
Investments at cost	$614,751
Unaffiliated investments at value	$657,943
Affiliated money market investments	19,183
Cash denominated in foreign currency(2)	192
Receivables:
Investments sold	5,069
Portfolio shares sold	291
Dividends	1,427
Non-interested Trustees’ deferred compensation	16
Other assets	68
Total Assets	684,189
Liabilities:
Payables:
Due to custodian	175
Investments purchased	14,918
Portfolio shares repurchased	316
Advisory fees	444
Transfer agent fees and expenses	3
Distribution fees – Service Shares	23
Distribution fees – Service II Shares	–
Non-interested Trustees’ fees and expenses	13
Non-interested Trustees’ deferred compensation fees	16
Accrued expenses and other payables	75
Total Liabilities	15,983
Net Assets	$668,206
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$2,535,107
Undistributed net investment income/(loss)*	1,541
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(1,930,874)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	62,432
Total Net Assets	$668,206
Net Assets – Institutional Shares	$557,720
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	25,581
Net Asset Value Per Share	$21.80
Net Assets – Service Shares	$110,478
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,115
Net Asset Value Per Share	$21.60
Net Assets – Service II Shares	$8
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)**	380
Net Asset Value Per Share	$21.66

*	See Note 5 in Notes to Financial Statements.
**	Shares Outstanding – Service II Shares are not in thousands.

(1)	Formerly named Janus Aspen Worldwide Growth Portfolio.
(2)	Includes cost of $192,216.

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2009  9

Statement of Operations

Janus Aspen
For the six-month period ended June 30, 2009 (unaudited)	Worldwide
(all numbers in thousands)	Portfolio(1)

Investment Income:
Interest	$2
Dividends	7,344
Dividends from affiliates	33
Foreign tax withheld	(573)
Total Investment Income	6,806
Expenses:
Advisory fees	1,566
Transfer agent fees and expenses	5
Registration fees	19
Custodian fees	46
Audit fees	18
Non-interested Trustees’ fees and expenses	17
Distribution fees – Service Shares	119
Distribution fees – Service II Shares	–
Other expenses	69
Non-recurring costs (Note 4)	–
Costs assumed by Janus Capital Management LLC (Note 4)	–
Total Expenses	1,859
Expense and Fee Offset	–
Net Expenses	1,859
Net Investment Income/(Loss)	4,947
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	(320,022)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	395,382
Net Gain/(Loss) on Investments	75,360
Net Increase/(Decrease) in Net Assets Resulting from Operations	$80,307

(1)	Formerly named Janus Aspen Worldwide Growth Portfolio.

See Notes to Financial Statements.

10  Janus Aspen Series  June 30, 2009

Statements of Changes in Net Assets

	Janus Aspen
For the six-month period ended June 30, 2009 (unaudited)	Worldwide
and for the fiscal year ended December 31, 2008	Portfolio(1)
(all numbers in thousands)	2009	2008

Operations:
Net investment income/(loss)	$4,947	$11,992
Net realized gain/(loss) from investment and foreign currency transactions	(320,022)	(23,114)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	395,382	(528,905)
Net Increase/(Decrease) in Net Assets Resulting from Operations	80,307	(540,027)
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(4,352)	(9,710)
Service Shares	(792)	(1,495)
Service II Shares	–	–
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net (Decrease) from Dividends and Distributions	(5,144)	(11,205)
Capital Share Transactions:
Shares sold
Institutional Shares	9,088	24,728
Service Shares	11,732	27,528
Service II Shares	–	–
Reinvested dividends and distributions
Institutional Shares	4,352	9,710
Service Shares	792	1,495
Service II Shares	–	–
Shares repurchased
Institutional Shares	(40,975)	(167,280)
Service Shares	(10,947)	(73,253)
Service II Shares	–	–
Net Increase/(Decrease) from Capital Share Transactions	(25,958)	(177,072)
Net Increase/(Decrease) in Net Assets	49,205	(728,304)
Net Assets:
Beginning of period	619,001	1,347,305
End of period	$668,206	$619,001

Undistributed net investment income/(loss)*	$1,541	$1,738

*	See Note 5 in Notes to Financial Statements

(1)	Formerly named Janus Aspen Worldwide Growth Portfolio.

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2009  11

Financial Highlights

Institutional Shares

For a share outstanding during
the six-month period ended June 30, 2009 (unaudited)	Janus Aspen Worldwide Portfolio(1)
and through each fiscal year ended December 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$19.27	$35.35	$32.48	$27.96	$26.78	$25.82
Income from Investment Operations:
Net investment income/(loss)	.17	.37	.27	.54	.44	.28
Net gain/(loss) on investments (both realized and unrealized)	2.53	(16.11)	2.87	4.50	1.11	.94
Total from Investment Operations	2.70	(15.74)	3.14	5.04	1.55	1.22
Less Distributions:
Dividends (from net investment income)*	(.17)	(.34)	(.27)	(.52)	(.37)	(.26)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.17)	(.34)	(.27)	(.52)	(.37)	(.26)
Net Asset Value, End of Period	$21.80	$19.27	$35.35	$32.48	$27.96	$26.78
Total Return**	14.02%	(44.69)%	9.66%	18.24%	5.87%	4.78%
Net Assets, End of Period (in thousands)	$557,720	$522,295	$1,119,569	$1,208,155	$1,464,300	$2,491,921
Average Net Assets for the Period (in thousands)	$503,330	$826,712	$1,207,006	$1,271,755	$1,767,226	$3,232,578
Ratio of Gross Expenses to Average Net Assets***(2)	0.58%	0.53%	0.67%	0.61%	0.61%	0.66%
Ratio of Net Expenses to Average Net Assets***(2)	0.58%	0.53%	0.67%	0.61%	0.61%	0.66%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.70%	1.26%	0.70%	1.59%	1.33%	0.99%
Portfolio Turnover Rate***	314%	14%	26%	46%	41%	120%

Service Shares

For a share outstanding during
the six-month period ended June 30, 2009 (unaudited)	Janus Aspen Worldwide Portfolio(1)
and through each fiscal year ended December 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$19.10	$35.05	$32.22	$27.76	$26.62	$25.70
Income from Investment Operations:
Net investment income/(loss)	.14	.21	.16	.36	.29	.17
Net gain/(loss) on investments (both realized and unrealized)	2.51	(15.87)	2.87	4.58	1.18	.99
Total from Investment Operations	2.65	(15.66)	3.03	4.94	1.47	1.16
Less Distributions:
Dividends (from net investment income)*	(.15)	(.29)	(.20)	(.48)	(.33)	(.24)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.15)	(.29)	(.20)	(.48)	(.33)	(.24)
Net Asset Value, End of Period	$21.60	$19.10	$35.05	$32.22	$27.76	$26.62
Total Return**	13.90%	(44.84)%	9.39%	17.97%	5.57%	4.53%
Net Assets, End of Period (in thousands)	$110,478	$96,699	$227,723	$209,951	$201,382	$235,999
Average Net Assets for the Period (in thousands)	$96,235	$159,561	$230,284	$195,343	$206,310	$232,280
Ratio of Gross Expenses to Average Net Assets***(2)	0.84%	0.78%	0.92%	0.86%	0.86%	0.91%
Ratio of Net Expenses to Average Net Assets***(2)	0.84%	0.78%	0.92%	0.86%	0.86%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.46%	1.01%	0.46%	1.29%	1.11%	0.74%
Portfolio Turnover Rate***	314%	14%	26%	46%	41%	120%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly named Janus Aspen Worldwide Growth Portfolio.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

12  Janus Aspen Series  June 30, 2009

Service II Shares

For a share outstanding during
the six-month period ended June 30, 2009 (unaudited)	Janus Aspen Worldwide Portfolio(1)
and through each fiscal year ended December 31	2009	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$19.15	$35.14	$32.30	$27.85	$26.70	$25.79
Income from Investment Operations:
Net investment income/(loss)	.15	.28	.16	.36	.30	.17
Net gain/(loss) on investments (both realized and unrealized)	2.51	(15.98)	2.88	4.58	1.19	.98
Total from Investment Operations	2.66	(15.70)	3.04	4.94	1.49	1.15
Less Distributions:
Dividends (from net investment income)*	(.15)	(.29)	(.20)	(.49)	(.34)	(.24)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.15)	(.29)	(.20)	(.49)	(.34)	(.24)
Net Asset Value, End of Period	$21.66	$19.15	$35.14	$32.30	$27.85	$26.70
Total Return**	13.92%	(44.82)%	9.40%	17.92%	5.63%	4.50%
Net Assets, End of Period (in thousands)	$8	$7	$13	$12	$10	$10
Average Net Assets for the Period (in thousands)	$7	$10	$13	$11	$10	$9
Ratio of Gross Expenses to Average Net Assets***(2)	0.80%	0.75%	0.92%	0.86%	0.86%	0.91%
Ratio of Net Expenses to Average Net Assets***(2)	0.80%	0.75%	0.92%	0.86%	0.85%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.50%	1.04%	0.45%	1.26%	1.12%	0.74%
Portfolio Turnover Rate***	314%	14%	26%	46%	41%	120%

*	See Note 5 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Formerly named Janus Aspen Worldwide Growth Portfolio.
(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2009  13

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Global Funds	Funds that invest at least 25% of their portfolios in securities traded outside of the United States and that may own U.S. securities as well.

Morgan Stanley Capital International World IndexSM	Is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2009. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2009)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Worldwide Portfolio*
Common Stock
Agricultural Chemicals	$52,199,406	$3,922,004	$–
Agricultural Operations	–	12,543,925	–
Brewery	–	6,050,690	–
Building – Residential and Commercial	–	6,484,425	–
Cable Television	–	8,569,241	–
Chemicals – Diversified	–	12,179,526	–
Chemicals – Specialty	–	8,654,065	–
Commercial Services	–	13,747,619	–
Commercial Services – Finance	–	6,200,279	–
Consulting Services	–	11,800,853	–
Cosmetics and Toiletries	19,043,208	602,638	–
Distribution/Wholesale	–	17,568,491	–
Diversified Operations	–	4,649,341	–
Electric – Distribution	–	3,470,716	–
Enterprise Software/Services	10,545,709	16,327,805	–
Finance – Mortgage Loan Banker	–	10,331,348	–
Finance – Other Services	9,957,076	13,806,874	–
Food – Dairy Products	–	1,383,486	–
Food – Retail	–	2,864,315	–
Food – Wholesale/Distribution	–	2,405,510	–
Hotels and Motels	–	3,230,187	–
Human Resources	–	10,756,213	–
Investment Companies	–	8,173,505	–
Medical – Drugs	6,313,709	23,423,450	–
Medical – Generic Drugs	–	6,402,852	–
Medical Products	18,827,583	3,687,018	–
Oil – Field Services	9,716,262	5,366,452	–
Oil Companies – Integrated	–	5,481,789	–
Oil Field Machinery and Equipment	6,611,000	7,998,075	–
Real Estate Management/Services	–	9,390,830	–
Real Estate Operating/Development	–	3,874,080	–
Retail – Apparel and Shoe	–	25,186,443	–
Retail – Restaurants	–	986,704	–
Schools	–	14,897,824	–
Semiconductor Equipment	–	2,199,853	–
Soap and Cleaning Preparations	–	5,835,944	–
Telecommunication Services	–	3,291,452	–
Tobacco	16,216,782	27,100,068	–
Transportation – Truck	–	12,325,289	–
All Other	165,041,351	–	–

Money Market		19,183,000

Total Investments in Securities	$314,472,084	$362,654,181	$–

*	Formerly named Janus Aspen Worldwide Growth Portfolio.

14  Janus Aspen Series  June 30, 2009

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Worldwide Portfolio (formerly named Janus Aspen Worldwide Growth Portfolio) (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes fourteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less.

Janus Capital Management LLC (“Janus Capital”) invested initial seed capital in the amount of $10,000 for the Portfolio – Service II Shares on December 31, 2001.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Portfolio may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition,

Janus Aspen Series  June 30, 2009  15

Notes to Financial Statements (unaudited) (continued)

each class bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). Dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits such as income tax expense on the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended June 30, 2009, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value under generally accepted accounting principles, and expands disclosure requirements regarding fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within the fiscal year. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use

16  Janus Aspen Series  June 30, 2009

in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2009 to value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Notes to Schedule of Investments.

In April 2009, FASB issued FASB staff position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly.” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. The Portfolio adopted FSP 157-4 in the current reporting period.

2.	Derivative Instruments

The Portfolio may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, options contracts, swap contracts, forward contracts, and other equity-linked derivatives.

The Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the cost of the derivative. The Portfolio may not use any derivative to gain exposure to an asset or class of assets prohibited by its investment restrictions from purchasing directly.

Investments in derivatives are generally subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including credit risk, currency risk, leverage risk, liquidity risk, and index risk.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Exchange-traded derivatives, such as futures contracts, are regulated and the terms of the options are standardized. OTC derivatives, such as swap contracts, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased counterparty credit risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The

Janus Aspen Series  June 30, 2009  17

Notes to Financial Statements (unaudited) (continued)

Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Portfolio is subject to foreign currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts. Such collateral is in the possession of the Portfolio’s custodian.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price.

The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options Contracts
An options contract provides the purchaser with the right, but not the obligation to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Portfolio may purchase or write covered and uncovered put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio is subject to interest rate risk, liquidity risk, market risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts. The Portfolio may use option contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Portfolio may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in Long-Term Equity Anticipation Securities, which are long-term option contracts that can be maintained for a period of up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and

18  Janus Aspen Series  June 30, 2009

(2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded over-the-counter expose the Portfolio to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Portfolio pays a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Portfolio may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices or interest rates. The Portfolio is subject to market risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Various types of swaps such as credit default (funded and unfunded), equity, interest rate, and total return swaps are described below.

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third-party credit risk from one party to the other. The Portfolio is subject to credit risk in the normal course of pursuing its investment objective through its investments in credit default swap contracts. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. With a credit default swap, one party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. The Portfolio’s maximum risk of loss from counterparty risk, either as a protection seller or as a protection buyer, is the fair value of the contract. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) credit default swaps are based on an index of credit default swaps (“CDXs”) or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit

Janus Aspen Series  June 30, 2009  19

Notes to Financial Statements (unaudited) (continued)

derivatives markets. A Portfolio investing in CDXs is normally only permitted to take long positions in these instruments.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Portfolio’s maximum risk of loss for equity swaps, interest rate swaps and total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Disclosures for Derivative Instruments
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Portfolio adopted SFAS No. 161 in the current reporting period. There were no derivatives held by the Portfolio during the six-month period ended June 30, 2009.

3.	Other Investments and Strategies

Additional Investment Risk
Unforeseen events in the equity and fixed-income markets may at times result in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Such unforeseen events may make it unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio’s ability to achieve its investment objective. The market’s behavior may at times be unpredictable. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Counterparties
Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the exposure to counterparty risk in respect to financial assets approximates their carrying value as recorded in the Portfolio’s Statement of Assets and Liabilities.

The Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

20  Janus Aspen Series  June 30, 2009

Exchange-Traded Notes
The Portfolio may invest directly in exchange-traded notes (“ETN”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no periodic coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the Portfolio’s total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Interfund Lending
Pursuant to an exemptive order received from the Securities and Exchange Commission (“SEC”), the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital sponsored mutual funds and certain pooled investment vehicles, which permit them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in non-affiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

The Securities Lending Program was suspended and effective November 19, 2008, the Portfolio no longer had any securities on loan. Management continues to review the program and may resume securities lending.

Janus Aspen Series  June 30, 2009  21

Notes to Financial Statements (unaudited) (continued)

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio manager anticipates that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. No more than 10% of the Portfolio’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Portfolio may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The Portfolio is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Portfolio pays stock loan fees on assets borrowed from the security broker.

The Portfolio may also enter into short positions through derivative instruments such as option contracts, futures contracts, and swap agreements, which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio’s losses are theoretically unlimited.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.60%.

For the Portfolio, the investment advisory fee is determined by calculating a base fee rate and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the previous paragraph. The performance adjustment either increases or decreases the base fee rate depending on how well the Portfolio has performed relative to its benchmark index, as shown below:

Portfolio	Benchmark Index

Janus Aspen Worldwide Portfolio(1)	MSCI World IndexSM

(1)	Formerly named Janus Aspen Worldwide Growth Portfolio.

Only the base fee rate applied until February 2007 for the Portfolio, at which time the calculation of the performance adjustment applies as follows:

(Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment)

The investment advisory fee paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until the Portfolio’s performance-based fee structure has been in effect for at least 12 months. When the Portfolio’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period is equal to the time that has elapsed since the performance-based fee structure took effect. As noted

22  Janus Aspen Series  June 30, 2009

above, any applicable Performance Adjustment began February 2007 for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the cumulative investment record of its benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectus and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. During the six-month period ended June 30, 2009, the Portfolio recorded a negative Performance Adjustment of $217,727.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer and compliance staff of the Trust. Total compensation of $34,156 was paid by the Trust during the six-month period ended June 30, 2009. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2009 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended June 30, 2009 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were distributed to any Trustee under the Deferred Plan during the six-month period ended June 30, 2009.

For the six-month period ended June 30, 2009, Janus Capital assumed $648 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 9. These non-recurring costs were allocated to all Funds based on the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Funds based on the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Aspen Series  June 30, 2009  23

Notes to Financial Statements (unaudited) (continued)

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

A 1.00% redemption fee may be imposed on Service II Shares of the Portfolio held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio’s asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations (if applicable). The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses” on the Statement of Assets and Liabilities (if applicable). Custodian offsets received reduce “Custodian fees” on the Statement of Assets and Liabilities (if applicable). The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

During the six-month period ended June 30, 2009, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/09

Janus Aspen Worldwide Portfolio(1)
Janus Cash Liquidity Fund LLC	$223,423,953	$204,567,953	$32,327	$19,183,000
Janus Institutional Money Market Fund – Institutional Shares	10,145	238,873	353	–

	$223,434,098	$204,806,826	$32,680	$19,183,000

(1)	Formerly named Janus Aspen Worldwide Growth Portfolio.

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2009 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Worldwide Portfolio(1)	$617,092,456	$68,329,019	$(8,295,210)	$60,033,809

(1)	Formerly named Janus Aspen Worldwide Growth Portfolio.

Net capital loss carryovers as of December 31, 2008 are indicated in the table below. These losses may be available

24  Janus Aspen Series  June 30, 2009

to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2008

	December 31,	December 31,	December 31,	December 31,	Accumulated
Portfolio	2009	2010	2011	2016	Capital Losses

Janus Aspen Worldwide Portfolio(1)	$(334,040,452)	$(989,588,014)	$(253,061,503)	$(4,371,577)	$(1,581,061,546)

(1)	Formerly named Janus Aspen Worldwide Growth Portfolio.

6.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2009 (unaudited)
and each fiscal year ended December 31

	Institutional Shares				Service Shares				Service II Shares
Portfolio	2009(1)	2008(1)	2007(1)	2006(1)	2009(1)	2008(1)	2007(1)	2006(1)	2009(1)	2008(1)	2007(1)	2006(1)

Janus Aspen Worldwide Portfolio(2)	0.58%	0.53%	0.67%	0.64%	0.84%	0.78%	0.92%	0.90%	0.80%	0.75%	0.92%	0.90%

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 4) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(2)	Formerly named Janus Aspen Worldwide Growth Portfolio.

7.	Capital Share Transactions

For the six-month period ended June 30, 2009 (unaudited) and
the fiscal year ended December 31, 2008	Janus Aspen Worldwide Portfolio(1)
(all numbers in thousands)	2009	2008

Transactions in Portfolio Shares – Institutional Shares
Shares sold	466	932
Reinvested dividends and distributions	200	407
Shares repurchased	(2,187)	(5,907)
Net Increase/(Decrease) in Portfolio Shares	(1,521)	(4,568)
Shares Outstanding, Beginning of Period	27,102	31,670
Shares Outstanding, End of Period	25,581	27,102
Transactions in Portfolio Shares – Service Shares
Shares sold	591	929
Reinvested dividends and distributions	37	64
Shares repurchased	(574)	(2,429)
Net Increase/(Decrease) in Portfolio Shares	54	(1,436)
Shares Outstanding, Beginning of Period	5,061	6,497
Shares Outstanding, End of Period	5,115	5,061
Transactions in Portfolio Shares – Service II Shares(2)
Shares sold	–	–
Reinvested dividends and distributions	3	5
Shares repurchased	–	–
Net Increase/(Decrease) in Portfolio Shares	3	5
Shares Outstanding, Beginning of Period	377	372
Shares Outstanding, End of Period	380	377
(1) Formerly named Janus Aspen Worldwide Growth Portfolio.
(2) Transactions in Portfolio Shares – Service II Shares are not in thousands.

Janus Aspen Series  June 30, 2009  25

Notes to Financial Statements (unaudited) (continued)

8.	Purchases and Sales of Investment Securities

For the six-month period ended June 30, 2009, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and options contracts) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Worldwide Portfolio(1)	$910,352,284	$887,717,337	$–	$–

(1)	Formerly named Janus Aspen Worldwide Growth Portfolio.

9.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. (“JCGI”) asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, INTECH Investment Management LLC (“INTECH”) (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC (“Bay Isle”), Perkins Investment Management LLC (“Perkins”) (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). On December 30, 2008, the Court granted partial summary judgment in Janus Capital’s favor with respect to Plaintiffs’ damage demand as it relates to what was categorized as “approved” market timing based on the Court’s finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as “unapproved” market timing. After the parties completed the supplemental briefing in the Marini case, on June 12, 2009, the Court granted judgment in Janus’ favor on the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal to the United States Court of Appeals for the Fourth Circuit, which reversed the order of dismissal and remanded the case back to the Court for further proceedings. However, in July 2009, a Stipulation of Dismissal was filed, which dismissed the case with prejudice. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. In May 2009, the Fourth Circuit reversed the order of dismissal and remanded the case back to the Court for further proceedings.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, initiated administrative proceedings against

26  Janus Aspen Series  June 30, 2009

many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims. On May 8, 2009, after a four-day trial in the Keely matter, the jury found in favor of Plaintiff. The Court entered judgment in Keely’s favor for approximately $4.8 million in damages plus pre- and post- judgment interest, attorneys’ fees, and damage enhancement under the Colorado Wage Act. Upon receipt of the parties’ notice of satisfaction of judgment, in July 2009, the Court ordered the matter dismissed with prejudice. Trial in the Malley matter was scheduled to commence in April 2009 but was subsequently continued at the request of Plaintiff. On August 4, 2009, a Stipulated Motion for Dismissal was filed, which resulted in the Court ordering the matter dismissed with prejudice.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series  June 30, 2009  27

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-877-335-2687 (toll free); (ii) on the Portfolio’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-877-335-2687 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, none of whom has ever been affiliated with Janus Capital (“Independent Trustees”), oversee the management of each Portfolio and, as required by law, determine annually whether to continue the investment advisory agreement for each Portfolio and the subadvisory agreements for the two Portfolios that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Portfolio, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 9, 2008, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Portfolio and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Portfolio, and the subadvisory agreement for each subadvised Portfolio, for the period from February 1, 2009 through February 1, 2010, subject to earlier termination as provided for in each agreement, except that with respect to Worldwide Portfolio, the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or proposed to take to improve long-term Portfolio performance. At a meeting held on March 12, 2009, the Trustees again considered the investment advisory agreement for Worldwide Portfolio, and after consideration of information previously provided to them, as well as updated information regarding the steps taken or planned to improve the Portfolio’s long-term performance, the Trustees approved the continuation of the investment advisory agreement for another interim period of three months, to continue their assessment of Janus Capital’s efforts to improve long-term Portfolio performance. At a meeting held on June 25, 2009, the Trustees again considered the investment advisory agreement for Worldwide Portfolio, and after consideration of information previously provided to them, as well as updated information regarding the steps taken to improve the Portfolio’s long-term performance, the Trustees approved the continuation of the investment advisory agreement through February 1, 2010.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Portfolios, taking into account the investment objective and strategy of each Portfolio and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Portfolios. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment management services to the Portfolios. The Trustees also considered other services provided to the Portfolios by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as

28  Janus Aspen Series  June 30, 2009

the Portfolios’ administrator, monitoring adherence to the Portfolios’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Portfolios and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Portfolio were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Portfolios whose performance lagged that of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry and the Portfolios were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Portfolios effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Portfolios
The Trustees considered the performance results of each Portfolio over various time periods. They reviewed information comparing each Portfolio’s performance with the performance of comparable funds and peer groups identified by Lipper, and with the Portfolio’s benchmark index. They concluded that the performance of many Portfolios was good to very good under current market conditions. Although the performance of some Portfolios lagged that of their peers for certain periods, the Trustees also concluded that Janus Capital had taken or was taking appropriate steps to address those instances of under-performance. With respect to Worldwide Portfolio, at the December 9, 2008 meeting the Trustees considered the continuing underperformance of the Portfolio, and requested that Janus Capital consider additional steps to improve long-term Portfolio performance. At the March 12, 2009 meeting, the Trustees requested that Janus Capital promptly report to the Trustees regarding the completion of steps that Janus Capital planned to take in an effort to improve the Portfolio’s long-term performance. At the June 25, 2009 meeting, the Trustees reviewed the steps taken to improve the Portfolio’s long-term performance and approved the continuation of the investment advisory agreement through February 1, 2010.

Costs of Services Provided
The Trustees examined information regarding the fees and expenses of each Portfolio in comparison to similar information for other comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Portfolios, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels. They concluded that the compensation methodology provided a good alignment of the interests of the portfolio managers with the interests of Portfolio shareholders.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Portfolios having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Portfolios, Janus Capital performs significant additional services for the Portfolios that it does not provide to those other clients, including administrative services, oversight of the Portfolios’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Portfolios, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the spread between the average fee rates charged to the Portfolios and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by the Trustees’ independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Portfolio, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Portfolios and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Portfolios effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital. However, based on the

Janus Aspen Series  June 30, 2009  29

Additional Information (unaudited) (continued)

information available and taking those factors into account, the Trustees concluded that Janus Capital’s profitability with respect to each Portfolio in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Portfolio to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Portfolios, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. The Trustees also concluded that the overall expense ratio of each Portfolio was reasonable, taking into account the size of the Portfolio, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Portfolio and any expense limitations agreed to by Janus Capital.

Economies of Scale
The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Portfolios increase. They noted that, although most Portfolios pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Portfolio, after any contractual expense limitations, was below the mean management fee rate of the Portfolio’s peer group identified by Lipper; and, for those Portfolios whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Portfolios because they have not reached adequate scale. Moreover, as the assets of many of the Portfolios have declined in the past few years, the Portfolios have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Portfolios that have caused or will cause the effective rate of advisory fees payable by such a Portfolio to vary depending on the investment performance of the Portfolio relative to its benchmark index over the measurement period; and a few Portfolios have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Portfolios share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Portfolios. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Portfolio was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Portfolio of economies of scale at the current asset level of the Portfolio.

Other Benefits to Janus Capital
The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Portfolios. They recognized that two affiliates of Janus Capital separately serve the Portfolios as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Portfolios for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Portfolios on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Portfolio and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Portfolio. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Portfolio therefor, the Portfolios and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Portfolios and that the Portfolios benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Portfolio could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Portfolios.

After full consideration of the above factors, as well as other factors, all of the Trustees, each of whom is an Independent Trustee, concluded that the proposed continuation of the investment advisory agreement and, if applicable, the subadvisory agreement for each Portfolio for another year was in the best interest of the respective Portfolios and their shareholders, except for Worldwide Portfolio. With respect to the Worldwide Portfolio, at their December 9, 2008 meeting the Trustees approved the continuation of the investment advisory agreement for an interim period of three months, to assess the steps Janus Capital had taken or propose to take to improve long-term Portfolio performance. At their March 12, 2009 meeting the Trustees approved the continuation of the investment advisory agreement for that Portfolio for another interim period of three months, to continue their assessment of Janus Capital’s efforts to improve the Portfolio’s long-term performance. At their June 25, 2009 meeting the Trustees approved the continuation of the investment advisory agreement through February 1, 2010.

30  Janus Aspen Series  June 30, 2009

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the six-month period ended June 30, 2009. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg L.P.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

Janus Aspen Series  June 30, 2009  31

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. “Redemption Fees” (if applicable) refers to the fee paid to the Portfolio for shares held for 90 days or less by a shareholder. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period. The total return may include adjustments in accordance with generally accepted accounting principles. As a result, the total return may differ from the total return reflected for shareholder transactions.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within

32  Janus Aspen Series  June 30, 2009

the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series  June 30, 2009  33

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, go to janus.com/info.
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-877-335-2687 or download the file from janus.com/info. Read it carefully before you invest or send money.

151 Detroit Street Denver, CO 80206 1-877-335-2687

Portfolio distributed by Janus Distributors LLC (8/09)

C-0709-338	109-24-703 08-09

Item 2 — Code of Ethics
     Not applicable to semiannual reports.
Item 3 — Audit Committee Financial Expert
     Not applicable to semiannual reports.
Item 4 — Principal Accountant Fees and Services
     Not applicable to semiannual reports.
Item 5 — Audit Committee of Listed Registrants
     Not applicable.
Item 6 — Investments
(a)	Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Using credible information that is available to the public, the Funds have not divested from any securities of any issuers that conduct or have direct investments in certain business operations in Sudan.
Item 7 — Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
     Not applicable.
Item 8 — Portfolio Managers of Closed-End Management Investment Companies
     Not applicable.
Item 9 — Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
     Not applicable.
Item 10 — Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.
Item 11 — Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting during Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12 — Exhibits
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

(a)(3)	Not applicable to open-end companies.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Janus Aspen Series

By:	/s/ Robin C. Beery Robin C. Beery,
President and Chief Executive Officer of Janus Aspen Series (Principal
Executive Officer)
Date: August 27, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robin C. Beery Robin C. Beery,
President and Chief Executive Officer of Janus Aspen Series (Principal
Executive Officer)
Date: August 27, 2009

By:	/s/ Jesper Nergaard Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal
Accounting Officer of Janus Aspen Series (Principal Accounting
Officer and Principal Financial Officer)
Date: August 27, 2009